UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08104

Touchstone Funds Group Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

September 30, 2017

Annual Report

Touchstone Funds Group Trust

Touchstone Active Bond Fund

Touchstone Arbitrage Fund

Touchstone Emerging Markets Small Cap Fund

Touchstone High Yield Fund

Touchstone Merger Arbitrage Fund

Touchstone Mid Cap Fund

Touchstone Mid Cap Value Fund

Touchstone Premium Yield Equity Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Small Cap Fund

Touchstone Small Cap Value Fund

Touchstone Total Return Bond Fund

Touchstone Ultra Short Duration Fixed Income Fund

This report identifies the Funds’ investments on September 30, 2017. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Fellow Shareholder:

We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries, for the 12 months ended September 30, 2017.

In a year of considerable geopolitical uncertainty, steady but unspectacular economic growth provided the support needed for global capital markets to continue moving higher. The effects of 2016’s biggest political events (e.g., Brexit, President Trump’s election) extended into 2017 as the focus shifted from politics to policy. In the U.S., the much anticipated stimulus from infrastructure spending and tax reform failed to arrive in substantive form. Meanwhile across the Atlantic, the United Kingdom and the European Union continued to debate the exact form of their post-Brexit relationship. In both cases, policy disappointments and political risks were overshadowed by solid economic growth and an improvement in corporate fundamentals. These same factors were the impetus for continued monetary policy normalization by the U.S. Federal Reserve Board (Fed), which raised short-term interest rates three times during the fiscal year and announced plans for reducing its $4.5 trillion balance sheet.

Global equity markets posted strong results during the period with most major U.S. and non-U.S. indexes generating double-digit returns. Investors’ increased appetite for risk was apparent, as emerging market equities led global equities and small-cap stocks were the strongest domestic performers. After trailing value-oriented stocks during much of 2016, growth stocks returned to favor and outperformed across the market capitalization spectrum.

While the Fed pushed toward a normalization of U.S. monetary policy, other developed market central banks continued to provide accommodative monetary conditions in an attempt to solidify positive economic trends. U.S. interest rates increased due to a combination of short-term rate hikes by the Federal Reserve and increased expectations for growth and inflation following the presidential election. While the higher interest rates pressured returns for U.S. Treasuries, credit-exposed securities enjoyed the same tailwinds of a stable economy and improving corporate earnings that boosted equity prices. Corporate bonds across the credit quality spectrum generated positive returns with non-investment grade securities leading the way.

As we close in on the end of 2017, the turning of the year provides a natural point to assess the recent past and to look toward the future. From a financial perspective, it has been yet another period of strong returns across many asset classes. This makes it a particularly timely juncture to take stock of your current financial situation, and with the help of your financial advisor, reassess your plans for the year – and years – ahead.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Funds Group Trust

3

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Active Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Active Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Fund Performance

The Touchstone Active Bond Fund (Class A Shares) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended September 30, 2017. The Fund’s total return was 1.26 percent (excluding the maximum sales charge) while the total return of the benchmark was 0.07 percent.

Market Environment

Risk assets performed extremely well during the 12-month period and did so with some of the lowest volatility on record. The outperformance was driven in part by a steady increase in investor optimism surrounding domestic and global economic growth, which has been substantiated with solid underlying fundamentals.

Some investors have identified the election of President Donald Trump in November 2016 as the catalyst that spurred the 12-month market rally in the U.S. During the campaign, Donald Trump laid out a business-friendly agenda focused on fiscal stimulus and tax reform, and emphasized the subsequent economic boost that these policies would provide. This spurred what has become known as the “Trump Trade.” Immediately following the presidential election, yields on U.S. Treasuries spiked higher along the yield curve, the U.S. Dollar Index jumped, and the S&P 500® Index posted notable returns. However, as months passed and it became increasingly clear that passing key focal points of the agenda would be difficult, parts of the Trump Trade began to unwind. External events such as escalating tensions with North Korea, terrorist attacks, and two major hurricanes contributed to interest rates receding and the dollar losing ground against other major currencies. Risk assets, however, continued their impressive run as the S&P 500® Index reached record highs and corporate bond spreads narrowed to levels last seen in 2014.

As the Trump Trade began to unwind, the long end of the yield curve began to fall. However, rates at the short end of the curve maintained their upward momentum as the U.S. Federal Reserve Board (Fed) raised the federal funds rate three times during the last 12 months and signaled further tightening in the U.S. Financial conditions remained relatively easy and have provided support for risk assets and economic growth. While market expectations of Fed rate hikes are still very shallow going forward, it will be difficult for the Fed not to support a quicker pace of rate hikes if strong underlying fundamentals persist. Global central bank policies were generally accommodative during the period, but they have begun to inflect under the guidance of the European Central Bank.

Portfolio Review

The Fund outperformed during the 12-month period as a result of an overweight to non-Treasury sectors and positive security selection. Risk premiums across the bond market contracted during the period, and although the Fund’s positions across non-Treasury sectors benefited performance, the allocation to High Yield bonds (commonly known as “junk bonds”) was the most significant contributor to performance. The Fund maintained its overweight to that sector, as we believed High Yield bonds offered adequate compensation for their credit and liquidity risk. However, as credit spreads continued to tighten during the period and the relative return

4

Management’s Discussion of Fund Performance (Unaudited) (Continued)

potential from non-investment grade bonds degraded, the Fund decreased its exposure to High Yield, which now sits at multi-year lows.

The Fund has a neutral bias on the overall direction of interest rates in the near term, but made several tactical adjustments in an attempt to take advantage of short-term movements. These short-term tactical shifts, such as opportunistic investments in Treasury Inflation Protected Securities (TIPS), had a positive impact on the performance of the Fund.

Outlook

U.S. economic growth remains stable, and recession risk is increasingly low, notwithstanding the age of the credit cycle. Given this backdrop, the Fund continued to be overweight in risk assets relative to the benchmark, though this overweight has declined somewhat in recent quarters as asset prices have increased to reflect the market’s optimistic view of the economy. In our opinion, High Yield bonds are no longer attractive given current spread levels. Instead, the Fund has increased its exposure to securitized assets, particularly within Asset-Backed Securities and non-agency Mortgage-Backed Securities, where we believe a more attractive risk/reward profile is available. These sectors are closely levered to the health of the consumer, which we believe to be strong. In aggregate, we remain comfortable with a modest overweight to risk given the positive economic outlook and low rate of expected defaults. Global factors will be watched closely for any broader impact which might influence the economic outlook and affect the Fund’s allocation to risk assets.

The economic environment and the outlook for further action from the Fed suggest the potential for higher interest rates but, in our view, progress on tax reform or tax cuts will need to be made in order for rates to go meaningfully higher.

As previously mentioned, valuations across risk assets have adjusted to the more positive economic outlook and are at fair value given the positive macro outlook. Going forward, we believe the Trump administration’s inability to execute on expanded fiscal policy and lack of tangible progress on tax cuts or reform could create some disruption to risk assets. We believe global central banks will need to maintain accommodative policies to support ongoing recoveries abroad. Meanwhile, additional rate hikes by the Fed could further tighten domestic financial conditions as the year progresses.

5

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Active Bond Fund - Class A*and the

Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was October 3, 1994, October 3, 1994, April 12, 2012, and April 12, 2012, respectively. Class Y shares and Institutional Class shares performance was calculated using the historical performance of Class A shares for the periods prior to April 12, 2012. The returns have been restated for sales loads and fees applicable to Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

6

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Arbitrage Fund

Sub-Advised by Longfellow Investment Management Co.

Investment Philosophy

The Touchstone Arbitrage Fund seeks to achieve positive absolute returns regardless of market conditions over the long term by investing primarily in securities of companies that are involved in publicly announced mergers, takeovers, tender offers, debt restructurings, minority purchases, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

Fund Performance

The Touchstone Arbitrage Fund (Class A Shares) outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the 12-month period ended September 30, 2017. The Fund’s total return was 2.20 percent (excluding the maximum sales charge) while the benchmark’s total return was 0.66 percent.

Market Environment

During the 12-month period ended September 30, 2017, risk assets continued to exhibit strong gains. U.S. equities posted double-digit total returns. Despite the strong return environment, price volatility following the U.S. election has been one of the calmest periods in history. This lack of realized volatility was a significant surprise given the uncertainty across monetary policy, fiscal policy, taxation and geopolitics. With the U.S. Federal Reserve Board (Fed) continuing on its path of rate normalization and balance sheet tapering, Longfellow’s view is that this lack of volatility will prove fleeting as risk assets revert back to their historical averages.

After excluding deal outliers (e.g., regulatory uncertainty, antitrust concerns, financing), we do not see a broad dispersion of annualized spreads across sectors. The pace of deal activity declined over the course of the period and reached the lowest point in the final quarter of the fiscal year. Those deals that were occurring tended to cluster in pockets of asset managers, regional banks, biotechnology, energy exploration and production (E&P to drilling) and semiconductors.

Portfolio Review

Though macro trends contributed to the performance of the broader equity markets, they did not have a discernable impact on the Fund over the 12-month period. Despite the three interest rate hikes from the Fed during the period, deal spreads tightened marginally as a result of low deal flow and continued investor interest in the merger arbitrage space. Deals tend to price in an annualized deal spread near 4 percent.

During the fiscal year, the Touchstone Arbitrage Fund invested in two broken deals (KLA-Tencor Corp. in late 2016 and RiteAid Corp. in early 2017), but managed to avoid other notable terminations in its investable universe, such as Lattice Semiconductor Corp., Humana Inc./Aetna Inc., Cigna Corp./Anthem Inc. and Deutsche Borse AG/London Stock Exchange Group PLC. While the Fund was able to manage its position in KLA-Tencor to minimize performance impact, the position in RiteAid was a primary detractor to Fund performance. Walgreens Boots Alliance Inc.’s proposed acquisition of RiteAid ran into regulatory trouble in 2016 as the Federal Trade Commission (FTC) refused to grant anti-trust approval based on the initial terms of the deal. The original merger agreement contained a provision to divest 865 stores to Fred’s Inc. that we believed would be sufficient to secure anti-trust approval. After initial indications that a greater number of stores would need to be divested, RiteAid and Walgreens revised their proposed deal, increasing the number of divested stores to 1,200. The FTC still was not satisfied with the size of the expanded divestiture, and the two companies eventually agreed to discontinue the merger agreement and proceed with an asset sale. Walgreens will acquire approximately half of RiteAid’s store locations, but the two companies will remain independent entities. RiteAid’s stock consistently traded down over the period, as the deal’s terms changed and its completion date extended.

7

Management’s Discussion of Fund Performance (Unaudited) (Continued)

After a tumultuous 2016, Abbott Laboratories and Alere Inc.’s new merger agreement received various regulatory approvals and progressed toward its early October close date. Abbott will acquire Alere for $51.00 per common share, compared to the previous agreement of $56 per share. As clarity around the deal closure increased, the deal spread tightened, which contributed to the Fund’s performance.

The Fund benefited from an upward revision in price in the merger between The Canadian Imperial Bank of Commerce (CIBC) and PrivateBancorp, Inc. PrivateBancorp is a high-quality, Chicago-based middle market commercial bank with nearly $20 billion in assets, complemented by private banking and wealth management capabilities. CIBC raised the price being paid for PrivateBancorp by approximately 20 percent. Stocks in the Financials sector enjoyed strong gains following the November election, and some PrivateBancorp shareholders raised opposition to the merger, believing that the deal price needed to be revised to reflect the change in market conditions.

The Fund also benefited from its involvement in a multiple bidder situation, as Starwood Capital Group Management LLC and D.R. Horton Inc. fought to acquire Forestar Group Inc. In April 2017, Forestar Group announced a definitive merger agreement to be acquired by Starwood Capital Group for $14.25 per share in cash. D.R. Horton made a competing proposal to acquire 75 percent of Forestar Group for $16.25 per share. Under the proposal, Forestar stockholders would have the right to elect, for each share of common stock held, either to receive $16.25 per share in cash as merger consideration or to retain such share of the surviving entity. The competitive bidding process between Starwood Capital Group and D.R. Horton continued for a couple more rounds, before D.R. Horton ultimately won out with a bid of $17.75 per share for 75 percent of the equity of Forestar Group.

Nexstar Media Group Inc.’s transaction with Media General Inc. closed during the period. Nexstar agreed to acquire Media General for $10.55 per share in cash and 0.1249 of a share of Nexstar Class A common stock for each Media General share. In addition, the terms allowed for additional consideration to Media General shareholders in the form of a contingent value right (CVR) for each Media General share. The CVR entitled Media General shareholders to net cash proceeds that would be received from the sale of Media General’s spectrum in an upcoming Federal Communications Commission (FCC) spectrum auction (a process whereby a government uses an auction system to sell the rights (licenses) to transmit signals over specific bands of the electromagnetic spectrum and to assign scarce spectrum resources). The Fund’s portfolio benefited not only from the closing of the merger, but also the additional upside from the contingent value right, which ended up being meaningfully higher than market expectations.

Reckitt Benckiser Group PLC signed a merger agreement with Mead Johnson Nutrition Co. under which Mead Johnson shareholders were to receive $90 in cash for each share of common stock. The transaction proceeded smoothly and attained the necessary shareholder and regulatory approvals en route to its June 2017 closing. The Fund benefited from the narrowing of the deal spread and timely closure of the deal.

Outlook

Access to capital, slow global growth and strong corporate balance sheets are expected to drive a rebound in strategic mergers and acquisitions (M&A), which has slowed in recent months. Historically, we believe low funding costs should also provide a tailwind for financial buyers. On balance, we see a backdrop that remains supportive for continued deal activity. The continued strength of the broad equity market should also provide a tailwind for deals. Our team at Longfellow has found a positive correlation between year-over-year gains in the S&P 500® Index and subsequent increases in deal activity. We believe this relationship should support an increase in deal activity for the year ahead, particularly should tax reform emerge out of Washington DC.

With deal spreads based in part on short-term interest rates, we believe Fund returns should benefit from the Fed’s continued path toward interest rate normalization. The current forecast from the Fed implies one additional

8

Management’s Discussion of Fund Performance (Unaudited) (Continued)

increase in calendar year 2017, as well as the start of balance sheet reductions in October. However, the prospect of the Fed stopping the reinvestment of its mortgage holdings leads to the risk of policy missteps that could introduce volatility to the market. We believe such volatility may provide the Fund incremental investment opportunities. Policy disappointments out of Congress or by President Trump could drive volatility as timelines for expectations of tax and other regulatory reform gets extended.

We continue to believe the Fund is well positioned to provide absolute returns, low realized volatility and low sensitivity to underlying price movements within equity markets. The Fund’s portfolio has a strong focus on liquidity management while managing downside risks. Off of our base-case expectations for deal activity and interest rate policy, we are optimistic regarding the tailwinds for deal activity and potential for wider spreads.

9

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Arbitrage Fund - Class A* and the

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was September 30, 2013. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note To Chart

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

10

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Emerging Markets Small Cap Fund

Sub-Advised by Copper Rock Capital Partners LLC

Investment Philosophy

The Touchstone Emerging Markets Small Cap Fund seeks capital appreciation by primarily investing in equity securities of emerging markets small-cap companies diversified across sectors and industries. The Fund’s investment process seeks to add value through bottom-up stock selection and in-depth fundamental research.

Fund Performance

The Touchstone Emerging Markets Small Cap Fund (Class A Shares) outperformed its benchmark, the MSCI Emerging Markets Small Cap Index for the 12-month period ended September 30, 2017. The Fund’s total return was 19.27 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 14.89 percent.

Market Environment

Global equity markets continued to climb higher during the 12-month period, as investor sentiment was generally positive overall and earnings revisions remained above average. Spurred by a weaker U.S. dollar relative to the end of 2016, fundamental economic improvements continued in 2017 as corporate earnings forecasts and economic growth in the emerging markets arena surpassed that of their developed market counterparts. The pace of earnings-per-share growth further benefited the emerging markets and helped boost returns throughout 2017. As a whole, emerging markets benefited from strong demand in the global technology cycle, better commodity prices and a solid economic environment in China.

Portfolio Review

Stock selection was broadly positive across the Fund’s portfolio during the period. At the sector level, the Fund’s performance benefited the most from the Materials, Information Technology, Consumer Discretionary and Health Care sectors. The Fund’s allocation to stocks in China was the largest contributor to performance by country. There was also positive stock selection from the Fund’s holdings in Brazil, India, South Africa, the United Arab Emirates, Indonesia and Mexico. Conversely, South Korea performed the worst among major emerging market countries, primarily due to geo-political concerns as well as individual stocks that performed poorly during the period.

Among the individual stocks that contributed to Fund performance were BYD Electronic (International) Co. Ltd., Elite Material Co. Ltd. (both from the Information Technology sector), China Lodging Group Ltd. and Magazine Luiza SA (both from the Consumer Discretionary sector). BYD Electronic, a China-based investment holding company, manufactures handset components as well as metal and glass casing systems for original equipment manufacturers. The continued growth of handsets and tablets to support mobile telephony throughout Asia was the primary driver of returns during the period. Further, at the end of April 2017, BYD Electronic reported first quarter year-over-year earnings that were significantly ahead of consensus estimates. In August 2017, BYD Electronic reported strong earnings as well as guidance for a positive second half of the year, primarily as a result of an increase in customer orders and improved operating efficiency within the company. Going forward, we believe there is opportunity for further upside as a new upgrade cycle in smartphones and tablets is on the horizon, and the company is positioned well as mobile device hardware upgrades come to market. Elite Material is a Taiwan-based producer of prepared laminated cover claddings for printed circuit boards. The company is among the largest halogen-free laminate suppliers in the world, and the stock outperformed as halogen-free laminates continued to grow in market penetration. China Lodging Group operates a multi-brand group of hotels in China that caters to a mix of business and leisure customers. The company reported strong quarterly results and revised its forward guidance. Revenues across all hotel categories rose during the period,

11

Management’s Discussion of Fund Performance (Unaudited) (Continued)

but a more significant increase was seen in the mid- to upscale hotel category. The company’s large customer base also proved to be a strategic advantage, as management can leverage its model with new hotel additions and smaller owner-operated facilities in its network. We exited the Fund’s position as the company continued to outperform and thus moved beyond the Fund’s investment strategy’s market cap limit. Magazine Luiza is a Brazil-based consumer electronics and home goods retailer. The company has benefited as Brazil’s economy has slowly begun to recover and discretionary spending has increased. The company also delivered strong top-line growth and operating leverage due to its superior omni-channel sales platform. Further, the company has spent the past few years revamping its stores and developing its e-commerce offering to match how modern consumers want to see and buy products.

Among the individual stocks that detracted from performance during the period were Vieworks Co. Ltd., Value Added Technology Co. (both from the Health Care sector) and Grape King Bio. Ltd. (Consumer Staples sector). Vieworks is a South Korea-based manufacturer of imaging equipment used in X-rays and flat-panel inspection. During 2017, the company experienced pricing pressure in its X-ray products as new entrants came to the market and one of its major customers increased its in-house production. These combined pressures contributed to the company’s weak results. While Vieworks’ industry can be volatile on a quarter-to-quarter basis, we believe the company has the ability to innovate and take share from incumbents in more challenging applications for imaging technology. Investors have also anticipated a recovery in the company’s sales, which we believe should benefit shares going forward. However, because Viework’s growth may be postponed we chose to reduce the Fund’s position in the stock. Value Added Technology Co. is a Korea-based manufacturer of radiographic systems for dental diagnoses. The company reported disappointing results during the first quarter of 2017 due to one-off expenses that impacted margins. Further, the company’s transition from 2D to 3D X-ray systems caused some inventory write-offs and higher research and development expenses. However, the demand for the company’s 3D product continued to be strong and we believe it is unlikely that the company will incur more charges. As such, we expect the stock to benefit going forward. Taiwan-based Grape King Bio produces and sells health food products with the genesis of its products derived from the medicinal qualities of the mushroom. Grape King Bio declined following reports that it had fabricated the expiration date on some products to extend shelf life. The company negated this finding in news briefs and public commentaries, and we believe the company made solid arguments on the invalidity of the allegations. However, the Taiwanese legal discovery process could take a long time and weigh on stock performance in the near term.

Outlook

We anticipate steady economic growth across emerging markets in 2018 and we believe earnings should continue to rise. Currently, there appears to be greater confidence in the economic cycle of emerging markets compared to developed markets, which we expect will lead to higher multiples.

At the end of the period, Brazil was the Fund’s largest overweight position as we identified a number of high-quality companies experiencing growth. Further, with the benefit of lower interest rates and increased employment, we believe Brazil will continue to recover from its deep recession. China also remains attractive, as its steady economic growth, along with focused policy, has helped reduce concern about the country’s debt levels. The new head of the China Banking Regulatory Commission has also been vocal about implementing tighter controls and a more aligned regulatory framework across the country. We believe these measures, combined with China’s supply-side discipline in overcapacity industries, should result in continued growth in the country’s private sector.

The Fund remained overweight to the Consumer Discretionary and Financials sectors as a result of what we believe are long-term trends of rising discretionary spending and financial market participation in emerging markets. In addition, the Fund was meaningfully overweight to the Industrials sector as global growth remained

12

Management’s Discussion of Fund Performance (Unaudited) (Continued)

solid in that sector. The Fund was positioned cautiously within the Consumer Staples sector as valuations have risen within the sector and growth in discretionary spending has increased.

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Emerging Markets Small Cap Fund - Class A* and the

MSCI Emerging Markets Small Cap Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was September 30, 2009. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of small companies from emerging markets.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

13

Management’s Discussion of Fund Performance (Unaudited)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone High Yield Fund seeks a high level of income. Capital appreciation is a secondary consideration. The Fund primarily invests in non-investment-grade securities.

Fund Performance

The Touchstone High Yield Fund (Class A Shares) underperformed its benchmark, BofA Merrill Lynch High Yield Cash Pay Index, for the 12-month period ended September 30, 2017. The Fund’s total return was 7.45 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 9.06 percent.

Market Environment

The High Yield market has been a tale of two stories over the last 12 months. The period began with two very bullish quarters, as spreads across all ratings categories tightened significantly amid a broad-based rally in risk. CCC-rated bonds clearly outperformed in this environment as credit spreads tightened by nearly 250 basis points during the first half of the fiscal year. The rally in risk assets coincided with the presidential election and continued through February before moderating. The rally was supported by positive economic fundamentals (including gross domestic product (GDP), wages, employment, housing, etc.) but was further buoyed by the optimism surrounding hopes for healthcare reform, tax cuts and a more pro-business approach from the incoming administration. High yield returns continued to be solid in the second half of the fiscal year. However, those returns were more evenly distributed among ratings categories, as BB and B-rated bonds were able to perform well versus CCC-rated bonds. Spreads across categories have tightened to sit in the top quartile of their historical ranges.

Sector factors for the 12-month period also were bifurcated. The first six months of the period were marked by a continuation of commodity driven returns, with the Energy and Metals & Mining sectors being strong outperformers. During the latter half of the period, West Texas Intermediate (WTI) crude oil prices remained range bound between $40 and $50/barrel. As a result, low quality Energy-related names did quite poorly. The low commodity prices began to wear on the market which was counting on a more sustained rally in the underlying commodity.

Sector themes to highlight during this period were the weakness in Retail, weakness in Supermarkets and weakness in several large issuers with over-levered capital structures. Retail and Supermarkets both continued to struggle with the same issue: the fixed cost structures of brick-and-mortar locations make it difficult to compete in a lower cost, internet-based economy. While the equities of many of these companies have been pressured for some time, we have finally begun to see movement in their bond valuations as the competitive threats of e-commerce quickly became a reality.

The environment for credit remains positive as the economic fundamentals that have driven the last 12 months remain in place today: solid GDP growth, low unemployment, firm wages, strong housing market and ample liquidity. With monetary policy remaining accommodative, we would expect defaults to remain low and top-line growth to continue, which should allow companies to grow cash flows and reduce debt on their balance sheets.

Portfolio Review

As noted above, the bifurcated market environment over the last 12 months means that performance drivers have varied over the course of the fiscal year. The Fund’s higher quality bias was a significant headwind due to the outperformance of CCC-rated bonds versus BB/B. Based on performance attribution, the ratings composition seems to be the largest reason for underperformance relative to the benchmark.

14

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The Fund’s positioning in the Energy sector was a headwind for the first half of the period and a significant contributor during the second half as low quality Energy names struggled towards the end of the fiscal year. The Fund had a cautious stance in the Retail sector for the entire period and that positioning has been a significant contributor throughout. Lastly, positioning within the Media and Health Care sectors (two sectors that we tend to favor) were also strong contributors throughout the period, materially adding to performance.

There were no material changes made to portfolio positioning in the period, though the Fund decreased its overweight to the Cable/Satellite sector while also reducing its large underweight to the Metals/Mining sector. The Fund has continued to pare down exposure to downgraded CCC-rated bonds as well as low spreading BBB/BB rated bonds. The capital has been redeployed into B-rated bonds, where we think there continues to be a favorable return outlook given the low default rate environment. The largest sector overweights for the Fund were to Midstream Energy and Food & Beverage. We view both of these sectors as having favorable cash flow characteristics relative to their leverage profiles. The largest underweight continued to be in the Packaging sector, a small sector with low yields and poor relative value.

Outlook

Positive data on GDP growth, unemployment and the consumer all point to a stable to positive economic outlook, creating a benign outlook for defaults going forward. With stable financial conditions and liquidity, and no significant concentration of debt maturing in the coming year, the supply/demand dynamics also appear relatively balanced for the foreseeable future. However, should the economy struggle and credit spreads widen, the Fund’s higher quality nature would be beneficial.

In light of the current historically low spread and yield levels, the Fund is positioned toward the lower portion of our risk range. Yield is below that of the benchmark and credit quality is one notch higher (BB- vs B+). We believe that the market is fairly valued and unlikely to experience significant additional spread tightening. The Fund is positioned to emphasize credit selection over sector allocation. In our view, few sectors are materially mispriced and meriting a considerable overweight or underweight.

15

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone HighYield Fund - Class A*and the BofA Merrill Lynch HighYield Cash Pay Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was May 1, 2000, May 23, 2000, February 1, 2007, and January 27, 2012, respectively. Class C shares, Class Y shares and Institutional Class shares performance was calculated using the historical performance of Class A shares for the periods prior to May 23, 2000, February 1, 2007 and January 27, 2012, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

16

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Merger Arbitrage Fund

Sub-Advised by Longfellow Investment Management Co.

Investment Philosophy

The Touchstone Merger Arbitrage Fund seeks to achieve positive absolute returns regardless of market conditions over the long term by investing primarily in securities of companies that are involved in publicly announced mergers and other corporate reorganizations. Merger arbitrage is an investment strategy that seeks to capture the “arbitrage spread” represented by the difference between the market price of the securities of the company being purchased and the value that is offered for these securities by the acquiring company. The Fund selects securities based on proposed financing terms, the size of the transaction, anti-trust concerns, regulatory approvals and shareholder voting requirements.

Fund Performance

The Touchstone Merger Arbitrage Fund (Class A Shares) outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the 12-month period ended September 30, 2017. The Fund’s total return was 3.01 percent (excluding the maximum sales charge) while the benchmark’s total return was 0.66 percent.

Market Environment

During the 12-month period ended September 30, 2017, risk assets continued to exhibit strong gains. U.S. equities posted double-digit total returns. Despite the strong return environment, price volatility following the U.S. election has been one of the calmest periods in history. This lack of realized volatility was a significant surprise given the uncertainty across monetary policy, fiscal policy, taxation and geopolitics. With the U.S. Federal Reserve Board (Fed) continuing on its path of rate normalization and balance sheet tapering, Longfellow’s view is that this lack of volatility will prove fleeting as risk assets revert back to their historical averages.

After excluding deal outliers (e.g., regulatory uncertainty, antitrust concerns, financing), we do not see a broad dispersion of annualized spreads across sectors. The pace of deal activity declined over the course of the period and reached the lowest point in the final quarter of the fiscal year. Those deals that were occurring tended to cluster in pockets of asset managers, regional banks, biotechnology, energy exploration and production (E&P to drilling) and semiconductors.

Portfolio Review

Though macro trends contributed to the performance of the broader equity markets, they did not have a discernable impact on the Fund over the 12-month period. Despite the three interest rate hikes from the Fed during the period, deal spreads tightened marginally as a result of low deal flow and continued investor interest in the merger arbitrage space. Deals tend to price in an annualized deal spread near 4 percent.

During the fiscal year, the Touchstone Merger Arbitrage Fund invested in two broken deals (KLA-Tencor Corp. in late 2016 and RiteAid Corp. in early 2017), but managed to avoid other notable terminations in its investable universe, such as Lattice Semiconductor Corp., Humana Inc./Aetna Inc., Cigna Corp./Anthem Inc. and Deutsche Borse AG/London Stock Exchange Group PLC. While the Fund was able to manage its position in KLA-Tencor to minimize performance impact, the position in RiteAid was a primary detractor to Fund performance. Walgreens Boots Alliance Inc.’s proposed acquisition of RiteAid ran into regulatory trouble in 2016 as the Federal Trade Commission (FTC) refused to grant anti-trust approval based on the initial terms of the deal. The original merger agreement contained a provision to divest 865 stores to Fred’s Inc. that we believed would be sufficient to secure anti-trust approval. After initial indications that a greater number of stores would need to be divested, RiteAid and Walgreens revised their proposed deal, increasing the number of divested stores to 1,200. The

17

Management’s Discussion of Fund Performance (Unaudited) (Continued)

FTC still was not satisfied with the size of the expanded divestiture, and the two companies eventually agreed to discontinue the merger agreement and proceed with an asset sale. Walgreens will acquire approximately half of RiteAid’s store locations, but the two companies will remain independent entities. RiteAid’s stock consistently traded down over the period, as the deal’s terms changed and its completion date extended.

After a tumultuous 2016, Abbott Laboratories and Alere Inc.’s new merger agreement received various regulatory approvals and progressed toward its early October close date. Abbott will acquire Alere for $51.00 per common share, compared to the previous agreement of $56 per share. As clarity around the deal closure increased, the deal spread tightened, which contributed to the Fund’s performance.

The Fund benefited from an upward revision in price in the merger between The Canadian Imperial Bank of Commerce (CIBC) and PrivateBancorp, Inc. PrivateBancorp is a high-quality, Chicago-based middle market commercial bank with nearly $20 billion in assets, complemented by private banking and wealth management capabilities. CIBC raised the price being paid for PrivateBancorp by approximately 20 percent. Stocks in the Financials sector enjoyed strong gains following the November election, and some PrivateBancorp shareholders raised opposition to the merger, believing that the deal price needed to be revised to reflect the change in market conditions.

The Fund also benefited from its involvement in a multiple bidder situation, as Starwood Capital Group Management LLC and D.R. Horton Inc. fought to acquire Forestar Group Inc. In April 2017, Forestar Group announced a definitive merger agreement to be acquired by Starwood Capital Group for $14.25 per share in cash. D.R. Horton made a competing proposal to acquire 75 percent of Forestar Group for $16.25 per share. Under the proposal, Forestar stockholders would have the right to elect, for each share of common stock held, either to receive $16.25 per share in cash as merger consideration or to retain such share of the surviving entity. The competitive bidding process between Starwood Capital Group and D.R. Horton continued for a couple more rounds, before D.R. Horton ultimately won out with a bid of $17.75 per share for 75 percent of the equity of Forestar Group.

Nexstar Media Group Inc.’s transaction with Media General Inc. closed during the period. Nexstar agreed to acquire Media General for $10.55 per share in cash and 0.1249 of a share of Nexstar Class A common stock for each Media General share. In addition, the terms allowed for additional consideration to Media General shareholders in the form of a contingent value right (CVR) for each Media General share. The CVR entitled Media General shareholders to net cash proceeds that would be received from the sale of Media General’s spectrum in an upcoming Federal Communications Commission (FCC) spectrum auction (a process whereby a government uses an auction system to sell the rights (licences) to transmit signals over specific bands of the electromagnetic spectrum and to assign scarce spectrum resources). The Fund’s portfolio benefited not only from the closing of the merger, but also the additional upside from the contingent value right, which ended up being meaningfully higher than market expectations.

Reckitt Benckiser Group PLC signed a merger agreement with Mead Johnson Nutrition Co. under which Mead Johnson shareholders were to receive $90 in cash for each share of common stock. The transaction proceeded smoothly and attained the necessary shareholder and regulatory approvals en route to its June 2017 closing. The Fund benefited from the narrowing of the deal spread and timely closure of the deal.

Outlook

Access to capital, slow global growth and strong corporate balance sheets are expected to drive a rebound in strategic mergers and acquisitions (M&A), which has slowed in recent months. Historically we believe low funding costs should also provide a tailwind for financial buyers. On balance, we see a backdrop that remains supportive for continued deal activity. The continued strength of the broad equity market should also provide a tailwind for deals. Our team at Longfellow has found a positive correlation between year-over-year gains in

18

Management’s Discussion of Fund Performance (Unaudited) (Continued)

the S&P 500® Index and subsequent increases in deal activity. We believe this relationship should support an increase in deal activity for the year ahead, particularly should tax reform emerge out of Washington DC.

With deal spreads based in part on short-term interest rates, we believe Fund returns should benefit from the Fed’s continued path toward interest rate normalization. The current forecast from the Fed implies one additional increase in calendar year 2017, as well as the start of balance sheet reductions in October. However, the prospect of the Fed stopping the reinvestment of its mortgage holdings leads to the risk of policy missteps that could introduce volatility to the market. We believe such volatility may provide the Fund incremental investment opportunities. Policy disappointments out of Congress or by President Trump could drive volatility as timelines for expectations of tax and other regulatory reform gets extended.

We continue to believe the Fund is well positioned to provide absolute returns, low realized volatility and low sensitivity to underlying price movements within equity markets. The Fund’s portfolio has a strong focus on liquidity management while managing downside risks. Off of our base-case expectations for deal activity and interest rate policy, we are optimistic regarding the tailwinds for deal activity and potential for wider spreads.

19

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Merger Arbitrage Fund - Class A* and the

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was August 9, 2011. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

20

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Mid Cap Fund seeks long-term capital growth by investing primarily in common stocks of mid-cap U.S.-listed companies. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield. Its goal is to purchase financially stable companies that are believed to consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements and are trading at a discount to their respective private market values.

Fund Performance

The Touchstone Mid Cap Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Index, for the 12-month period ended September 30, 2017. The Fund’s total return was 18.08 percent (excluding the maximum sales charge) while the benchmark’s total return was 15.32 percent.

Market Environment

For the 12-month period, U.S. equity markets were generally robust and many posted impressive double-digit returns. Following the U.S. presidential election in November, equity markets responded well and remained steady over the course of the period, primarily driven by generally positive economic data and investors’ optimism that fiscal policies could spur gross domestic product (GDP) growth. Among the most significant drivers of outperformance during the period were historically low interest rates and tepid inflation which helped keep equities in favor. Credit markets also remained healthy which further benefited equities. Additionally, the strong U.S. labor market coupled with rising wages and solid housing data continued to benefit consumers. The U.S. Federal Reserve Board (Fed) was fairly transparent in its actions during the period and there were expectations that the Fed will raise the short-term federal funds rate again in December 2017.

Within the benchmark, the Information Technology, Financials and Industrials sectors outperformed, while the Telecommunication Services, Energy and Consumer Staples sectors detracted from performance.

Portfolio Review

At the sector level, the Fund’s underweight to the Energy and Real Estate sectors contributed to relative performance, while an overweight to the Consumer Staples and Consumer Discretionary sectors detracted.

Among the individual stocks that contributed to Fund performance were Old Dominion Freight Lines Inc., Cintas Corp. (both from the Industrials sector), Progressive Corp., M&T Bank Corp. (both from the Financials sector) and CarMax Inc. (Consumer Discretionary sector). Old Dominion Freight Lines, a national less-than-truckload motor carrier, outperformed during the period due to rational pricing in the less-than-full truckload space and positive volume growth. Stable economic growth coupled with some improvement in the industrial side of the economy were also positive for Old Dominion. Cintas, a provider of specialized services to businesses, steadily outperformed during the year. The company’s acquisition of G&K Services Inc. also progressed well, which led to both revenue and cost synergies. The strong labor market was also a tailwind to performance. Progressive, an insurance provider, outperformed as the company continued to exhibit premium growth along with profitable underwriting results. Progressive also posted improving top line growth in its personal auto and property businesses. In particular, growth in the agency’s personal auto business outpaced the industry and its conservative underwriting philosophy contributed to strong profitability and well-managed expenses. M&T Bank, a bank holding company, rallied along with other banks immediately following the U.S. presidential election and throughout the course of the fiscal year, which reflected investors’ renewed optimism for stronger economic growth and rising interest

21

Management’s Discussion of Fund Performance (Unaudited) (Continued)

rates. CarMax, a used-car retailer, outperformed after the company reported better than expected results during the period. Further, the company’s same-store sales increased and its gross profit per used car remained strong. The company continued to add new stores across the country and also enhanced its digital platform.

Among the individual stocks that detracted from performance were Tempur Sealy International Inc. (Consumer Discretionary sector), New Market Corp., Ball Corp. (both from the Materials sector), Tenet Healthcare Corp. (Health Care sector) and Edgewell Personal Care Inc. (Consumer Staples sector). Tempur Sealy, a provider of mattresses and bedding products, fell notably during the period after the company’s largest retail partner Mattress Firm Inc. pushed back on price increases at Tempur Sealy. The two management teams could not agree, and Tempur Sealy products will no longer be sold at Mattress Firm stores. Mattress Firm represented a meaningful amount of Tempur Sealy’s sales, so the unexpected announcement led to significant weakness in the stock. While Tempur Sealy rallied later in the fiscal period as the company worked with other retailers, near-term results are expected to remain choppy as the company increases advertising spending and ships products to other channels. As such, we exited the Fund’s position in the stock. NewMarket, a petroleum additives company, was generally flat for the period but the stock detracted from relative Fund returns due to its large size in the portfolio. The stock price fell during the third quarter of 2017 after the company reported higher raw material costs and lower pricing. We, however, remain attracted to the stable revenue outlook in the market for fuel additives and lubricants, as well as the company’s pricing power in a consolidated industry and its history of capital allocation. Ball is a packaging company for food, beverages and household products. Ball announced weaker than expected results in its latest earnings release, which negatively impacted the stock, but later rebounded after announcing capacity reductions. Overall the stock was relatively flat but it lagged the benchmark, thus detracting from relative performance. Tenet Healthcare, a healthcare services company, underperformed due to general weakness in the Health Care sector, as well as concerns stemming from the U.S. presidential election results. We exited the Fund’s position in the stock. Edgewell Personal Care, a consumer products company, fell during the period as concerns about the competitive market environment (i.e., Dollar Shave Club, which was acquired by Unilever, and Gillette) negatively impacted the stock. Going forward, we remain attracted to the company’s strong staple of brands in large markets and the long-term potential for mergers and acquisitions activity.

The Fund initiated new positions in Post Holdings Inc. (Consumer Staples sector), T. Rowe Price Group Inc. (Financials sector), Armstrong World Industries Inc. (Industrials sector) and Tiffany & Co. (Consumer Discretionary sector). Post is a consumer packaged goods holding company. We believe the primary attraction to Post has been the long-term success of its chairman, Bill Stiritz, who has a history of success in building businesses and creating shareholder value. Additionally, Stiritz purchased a significant number of shares in the open market which provided further confidence in his execution. T. Rowe Price, an asset manager, is a best-in-breed operator that offers a compelling risk/reward entry point. Further, T. Rowe Price has maintained a strong balance sheet with no long-term debt, as well as a favorable amount of cash and other investments. We believe this will provide the company with flexibility to invest for the future and to better weather market downturns. Armstrong World Industries is the largest global producer of ceiling systems, operating in an oligopolistic industry with high barriers to entry. Armstrong has significant market share and pricing power as well as competitive advantages due to its exclusive long-term contracts with distributors. The company has generated high return on invested capital (ROIC) and has flexibility with its capital structure, which we believe provides downside protection. Tiffany & Co. is an iconic, global, luxury brand with an extensive history. The company’s strong brand recognition has allowed Tiffany to maintain consistently high earnings margins and returns. Although the company’s sales have decelerated in recent years, we believe Tiffany’s recent involvement with activist investor JANA Partners could lead to increased value by monetizing assets, optimizing its supply chain and accelerating topline growth.

The Fund sold its positions in PriceSmart Inc. (Consumer Staples sector), Tempur Sealy International Inc. (Consumer Discretionary sector), LogMeIn Inc. (Information Technology sector),Tenet Healthcare Corp. (Health

22

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Care sector) and Dover Corp. (Industrials sector). The Fund trimmed its positions in Amphenol Corp. (Information Technology sector) and Copart Inc. (Industrials sector) due to valuation and size.

Outlook

A combination of solid economic growth, low inflation, and relatively low interest rates usually creates a positive environment for stocks. We believe this holds true today, but there are risks. In our opinion, we believe potential risks include relatively high valuations for stocks using traditional metrics, geopolitical turmoil, excessive government stimulus, or the Fed taking a more aggressive stance. We believe the risks and rewards are somewhat balanced as they relate to stocks overall, but we always remain cautious and focused on limiting downside in the Fund’s holdings.

Going forward, we believe the attractive candidates we are vetting today are a result of what the market is providing, and is consistent with our general outlook. Specifically, we believe the Fund’s downside risk can be mitigated by remaining focused on those companies with pricing power, copious cash generation and prudent capital allocation. We seek companies with strong returns on capital and flexibility to enhance shareholder value using the balance sheet. Further, global growth remains tepid but margins and in our opinion, returns on capital are stable and attractive. Looking ahead, we believe the Fund is positioned well for a slow growth environment that rewards strong capital allocation.

23

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone

Mid Cap Fund - Class A* and the Russell Midcap® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares, Class Z shares and Institutional Class shares was May 14, 2007, May 14, 2007, January 2, 2003, April 24, 2006 and January 27, 2012, respectively. Class A shares, Class C shares, Class Z shares and Institutional Class shares performance was calculated using the historical performance of Class Y shares for the periods prior to May 14, 2007, May 14, 2007, April 24, 2006 and January 27, 2012, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class Z and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

24

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Value Fund

Sub-Advised by LMCG Investments, LLC

Investment Philosophy

The Touchstone Mid Cap Value Fund seeks capital appreciation by investing primarily in common stocks of medium capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.

Fund Performance

The Touchstone Mid Cap Value Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period ended September 30, 2017. The Fund’s total return was 14.62 percent (excluding the maximum sales charge) while the benchmark’s total return was 13.37 percent.

Market Environment

The beginning of the 12-month period was characterized by lackluster results as investors grew concerned about rising interest rates and uncertainty related to the upcoming U.S. presidential election. However, U.S. stock markets rallied in November and December of 2016 following the results of the election. Improved economic data, investors’ optimism about potential reductions in corporate and individual taxes, greater infrastructure spending, less government oversight and repatriation of foreign earnings contributed to the strong performance. U.S. markets also experienced a pronounced rotation out of defensive and higher yielding sectors into more cyclical market segments.

During 2017, the U.S. economy continued to expand at a modest to moderate pace with relatively low inflation. Economic data was generally favorable and included positive revisions to gross domestic product (GDP) growth during each quarter of the year. Consumers continued to lead the U.S. economy and help drive GDP growth. Specifically, consumers benefited from a strong labor market, low unemployment, steady wage growth and rising home prices—all of which contributed to greater consumer spending. The U.S. Federal Reserve Board (Fed) continued on its path to normalize the stance of monetary policy by raising interest rates three times and also started to reduce its balance sheet.

During the 12-month period, from a style standpoint within the mid-cap universe, growth stocks outperformed value stocks for the period. From a factor standpoint, the market favored quality and growth throughout much of the period, which was generally positive for the Fund.

Portfolio Review

The Fund’s strongest contributors to performance were reported in the Real Estate, Financials and Materials sectors. Primary detractors were from the Industrials and Energy sectors.

The Fund’s slightly overweight position to the Financials sector contributed to returns. Within the sector, the Fund’s stock selection within the insurance industry (Unum Group, Allstate Corp.) and capital markets (Ameriprise Financial Inc., E*TRADE Financial Corp.) were particularly strong. Stock selection also drove outperformance in the Materials sector, with particular strength in the Fund’s concentrated chemicals holdings, including FMC Corp., Olin Corp. and Allegheny Technologies Inc.

Conversely, weaker stock selection within the Energy sector was partially offset by the Fund’s overall underweight position to the sector. The Fund has tended to be overweight to exploration and production companies within the Energy space, which was negatively impacted most recently compared to transportation and refining companies. Among the Fund’s largest detractors were Newfield Exploration Co. and Pioneer Natural Resources Co. Stock selection within the Industrials sector also detracted from performance. Stericycle Inc. (a waste management

25

Management’s Discussion of Fund Performance (Unaudited) (Continued)

company) and Fluor Corp. (an infrastructure construction company) struggled during the period; however, we continued to hold both companies in the Fund’s portfolio.

Outlook

From a macroeconomic standpoint, we believe an improving global economic environment that leads to higher interest rates would benefit the Fund on a relative basis. Real estate investment trusts (REITs) and the Utilities sector have tended to perform opposite the direction of interest rates. Given how low interest rates have been globally, we believe any positive economic news could cause rates to move higher and cause these bond-proxy sectors to underperform.

Looking ahead, our greatest concern is that the market environment will continue to reward growth and visibility, irrespective of valuation and quality. However, we will not deviate from our process of buying high-quality companies that are temporarily out of favor and believe that buying growth and visibility, irrespective of valuation, is a risky strategy. We will continue to seek attractively valued investment opportunities with favorable risk-reward profiles.

The Fund utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The strategy focuses on stocks that are temporarily out of favor in the market, specifically, companies with higher returns on capital, free cash flow and strong balance sheets. Emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. The companies we select often dominate a particular industry niche and generally have significant barriers to entry. As a result, we believe they are able to perpetuate a higher return on capital over time. The Fund’s overall investment process utilizes fundamental bottom-up security selection, while risk-control measures ensure security and sector diversification.

26

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Mid Cap Value Fund - Class A* and the Russell Midcap® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was September 30, 2009. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

27

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Premium Yield Equity Fund

Sub-Advised by Miller/Howard Investments, Inc.

Investment Philosophy

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income by focusing on dividend-paying equity securities of U.S. and foreign companies believed to possess attractive long-term return potential primarily due to lower than average valuations and improving business outlooks.

Fund Performance

The Touchstone Premium Yield Equity Fund (Class A Shares) underperformed the Russell 3000® Value Index and the Dow Jones U.S. Select Dividend Index for the 12-month period ended September 30, 2017. The Fund’s total return was 10.10 percent (excluding the maximum sales charge) while the returns of its benchmarks were 15.53 percent and 13.21 percent, respectively.

Market Environment

The U.S. economy continued to grow, though without inspiring investor confidence. The U.S. labor market, the strongest part of the economic picture, continued to tighten and labor force participation rates (percentage of the population that is either working or actively seeking work) increased. Job quality (part-time vs. full-time) was a drag on take-home pay until wage growth picked up at the end of the 12-month period. There has not yet been a meaningful impact on inflation, in part because of volatile energy and commodity prices, thereby allowing the U.S. Federal Reserve Board (Fed) to raise the federal funds rate in a measured, cautious manner.

Financials and Materials sectors were the best performing sectors in the Russell 3000® Value Index during the 12-month period ended September 30, 2017. Energy and Telecommunication Services were the worst performing sectors in the index for the same period. The Energy sector was driven by uncertainty around the commodity price environment and a tremendous amount of fatigue. Investors were waiting on the sidelines for commodity price fundamentals to firm before returning to the sector. Telecommunication Services posted negative absolute returns due to expectations that the next capex (capital expenditure) cycle will be expensive and would continue to put pressure on cash flow.

Portfolio Review

During the 12-month period, the highest dividend-yielding stocks underperformed those with low or no dividend, representing a headwind for the Fund’s process of investing in stocks that yield more than the Index and increase their dividends over time. The Fund’s overweight allocation to high-yielding stocks, and zero exposure to the lowest dividend-yielding quintile of stocks, detracted from Fund performance.

The Fund’s underweight allocation to the Financials sector detracted from returns during the period. Stock selection within the Financials and Industrials sectors also negatively impacted Fund performance. From a stock selection standpoint, top relative contributors to performance during the period included Western Digital Corp. (Information Technology sector), AbbVie Inc. (Health Care sector) and Microchip Technology Inc. (Information Technology sector).

Among the individual stocks that detracted from performance during the period included Qualcomm Inc. (Information Technology sector), Plains GP Holdings LP (Energy sector) and L Brands Inc. (Consumer Discretionary sector).

The following stocks were added to the Fund during the 12-month period. BB&T Corp. (Financials sector) is a well-managed, small business-oriented lender. BB&T experienced a demographic tailwind across its branch footprint in the southeast and mid-Atlantic regions. The company also has a solid yield and dividend culture,

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Management’s Discussion of Fund Performance (Unaudited) (Continued)

and we anticipate return on equity (ROE) improvements as recent acquisitions are integrated. Dupont Fabros Technology Inc. (Real Estate sector), an industry leader in providing outsourced data, was purchased as we believe it was well positioned to benefit from the increasing demand for off-site data storage. Cracker Barrel Old Country Store Inc. (Consumer Discretionary sector) is a Southern-themed chain restaurant. The company moderated its intense expansion program and its balance sheet cash grew despite the company quadrupling its dividend payout since 2012. Crown Castle International Corp. (Real Estate sector) is a U.S. lessor of shared cell towers and other wireless infrastructure. We believe Crown Castle possesses strong infill growth opportunities where additional tower capacity is required to resolve data intensity-driven congestion. With many existing cell towers in its U.S. portfolio, we think Crown Castle’s incumbency positions it to directly benefit from the continuing data deluge. Pitney Bowes Inc. (Industrials sector) is a name that is synonymous with office postage and sorting machines. While the company’s legacy mail business continued its steady decline which began with the advent of email, we believe Pitney retains important strengths, including longstanding customer relationships with the majority of Fortune 500 businesses, as well as over a million small businesses. Pitney’s management plans to leverage its unparalleled customer base in order to move deeper into e-commerce, information management and business data intelligence. Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology sector), a chip fabricator, delivered a strong dividend and consistent dividend growth forecasts that were underpinned by a balance sheet with no net debt. Tupperware Brands Corp. (Consumer Discretionary sector) is a direct-to-consumer marketer of home goods. The company sources the vast majority of its sales outside the U.S., including two-thirds from Emerging Markets (China, Mexico and Brazil) where it is a leading aspirational brand among rapidly expanding middle class segments. Williams Companies Inc. (Energy sector), a pipeline operator and energy infrastructure company, took swift action under activist pressure to lower its cost of capital and reduce debt after rebuffing a hostile bid from Energy Transfer Partners LP (Energy sector, not owned by the Fund) last year. We believe the company is now better positioned and solid dividend growth should be possible through the end of the decade.

Hanesbrands Inc. (Consumer Discretionary sector) is an underwear manufacturer that sells its product through an ultra-low-cost global supply chain. The Fund initiated its purchase in January 2017 following a strong boost to the company’s dividend. Soon after the purchase, the stock fell on earnings guidance that came in below expectations. We believe the initial market reaction was overdone and believe the stock remains attractive. Welltower Inc. (Real Estate sector) is a healthcare real estate investment trust (REIT) that invests in senior housing and medical office buildings. Over the past decade, Welltower aggressively culled its portfolio to its best performing assets and created a streamlined high-recurring revenue model at the high end of the market in major metropolitan areas. We believe National Grid PLC (Utilities sector), a U.K. and U.S. utility company, provides a rare mix of good valuation, diversification and potential catalysts. The company agreed to divest its British gas utility business in December and plans to use proceeds for an aggressive buyback and special dividend that should supplement a well-supported current yield. International Paper Co. (Materials sector) is a paper company that has consistently paid consecutive quarterly dividends. While the company no longer supplies the majority of the nation’s newsprint as it did in years past, it streamlined its business toward pulp and containerboard, which are historically the two best mass market wood product categories. International Paper also continued to make progress on reducing debt following a large acquisition last year, which we believe should improve dividend growth prospects going forward. Cypress Semiconductor Corp. (Information Technology sector) is a manufacturer of digital dashboard hardware for automobiles. This feature continued to be an imperative focus for car manufacturers seeking to improve the intelligence capability and connectivity of the fleet. While Cypress’ stock lagged due to concerns about weakening automotive sales, we believe the increasing content-per-vehicle should offset any declines in auto unit volume. Analyst research also indicated that Cypress’ increasing content in the upcoming new iPhone and its products should also play an essential role in the industrial and residential Internet of things (IoT). HP Inc. (Information Technology sector), a printer and personal computers (PC) company, increased PC sales despite a soft industry overall. In addition, HP committed to leadership in the growing 3-D printing

29

Management’s Discussion of Fund Performance (Unaudited) (Continued)

market and also benefited from a buoyant steady cash flow and yield. Target Corp. (Consumer Discretionary sector), a large retailer, continued to focus on its private label brands, revamping its grocery segment, catching up in e-commerce and launching small box stores in urban areas to focus on millennials. We believe Target is among the most aggressive in pushing its higher quality private-label products, including newly launched apparel and houseware lines.

The following stocks were sold from the Fund during the 12-month period. Wells Fargo & Co. (Financials sector), a bank and financial services company, was sold following reports that the bank’s consumer division opened accounts on behalf of customers without consent. Environmental, social and governance (ESG) reviews are a vital layer of risk control in the Fund’s portfolio management, and we believe the scandal revealed a failure of corporate culture that needs to be resolved. Adient PLC (Consumer Discretionary sector), an automotive seating manufacturer, spun off from Johnson Controls International PLC (Industrials sector) and the Fund exited the shares that were received in the spin-off because they did not pay a dividend. General Electric Co. (Industrials sector), a global infrastructure and technology conglomerate, was sold due to its full valuation and dividend outlook. In particular, we believe General Electric’s disappointing cash generation and return on invested capital created near-term cloudiness on the company’s dividend outlook. Omega Healthcare Investors Inc. (Financials sector), a healthcare REIT, was sold in order to rotate into Welltower Inc. based on that company’s higher leverage. Novartis AG (Health Care sector), a healthcare products and pharmaceuticals company, was sold as the company’s immunotherapy progress continued to be elusive and asset dispositions were disappointing. Domtar Corp. (Materials sector) is a pulp, paper and personal care products company. The company was transitioning to personal care and pulp, but the majority of its earnings are generated by its uncoated free sheet paper. The strong U.S. dollar made imports more competitive in the uncoated free sheet paper space and, despite tariffs, certain countries like Brazil and Portugal can still export. We believe Domtar offers attractive exposure to healthy pulp and fluff markets, but we believe International Paper Co. (Materials sector, not owned by the Fund) has similar exposure and a better product mix. Plains GP Holdings was sold (also purchased in the 12-month period) in advance of the company’s expected dividend cut. Procter & Gamble Co. (Consumer Staples sector), a consumer goods company, was sold as we believe the stock reached full valuation. Further, we believe Amazon.com Inc.’s pricing power and house brands will likely be a growing threat to national brands.

Outlook

We see a variety of potential tailwinds for the Fund with four key examples: fifth generation wireless technology (5G), natural gas, banks and healthcare.

5G is the next generation of wireless communication. We believe the biggest players and beneficiaries are some of the largest companies and are all held in the Fund: AT&T Inc., Verizon Communications Inc. and its global peers, the most research-intensive semiconductor companies such as Qualcomm, auto companies, tower companies and network infrastructure companies. Certainly, there will be a place for smaller innovators and specialists, but we believe none of this will happen without the big and solid telecommunications and technology companies that already exist—including the high-quality dividend stocks that the Fund already owns.

Natural gas is abundant and cheap, thanks to the U.S. shale revolution, and it produces only moderate pollution, especially compared to coal. Indeed, there is such a quantity of natural gas and natural gas liquids that the U.S. has ample supplies for export. Since the great decline in oil prices, we believe many of these companies have been somewhat held hostage to price in terms of how investors have perceived the companies, but we believe this cannot last much longer. Business in these areas is good and growing. It is a volume business more than a price business, and it does not depend on oil quotes (though there are few overlaps where oil can be an influence or competitor). Obviously, domestic and global demand for natural gas has, and will continue to have, a strong influence across all portfolios and we believe there are many beneficiaries of this tailwind, including the high-yielding major pipeline companies held in the Fund.

30

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Banks that passed the Fed’s Comprehensive Capital Analysis and Review stress test are once again able to raise dividends and buy back stock. A few have quickly entered the Fund’s dividend yield universe, and we believe most should qualify as sustainable dividend growers—in addition to offering their new found financial strength as an attractive feature. While we are not interest-rate bulls, we believe these stocks do offer a hedge against rising interest rates, should that come to pass. Further, reduced regulation will have a meaningful impact on costs for banks. Financial companies may play a larger role in the Fund, but we will be selective.

Healthcare is truly in a golden age for treatment breakthroughs. Indeed, and ironically, one of the biggest risks is that new drugs are too good and actually cure disease, reducing the patient population rather than merely treating a disease long term. Still, many serious illnesses are still untreated or uncured, the developed world’s population is aging and in need of more medical treatment and the developing world is increasing its ability to handle drug costs. As such, we believe there is ample opportunity for global healthcare companies, no matter what is finally decided in Washington, D.C.

We believe these tailwinds can help drive quality companies to greater growth, built on top of the established cash flows they have already created. Going forward, we will seek companies with established and repeatable cash flows and with a potential for upside surprises that are not yet appreciated in market prices. While not every tailwind proves sustainable, we believe they are always an investment factor worthy of our ardor and analysis.

We believe the current debates in Washington D.C. are a mixed bag for the Fund’s strategy: less regulation and rising interest rates could help its banking stocks, but healthcare reform could negatively impact its drug stocks. Income tax reform could reduce the advantages of REITs and master limited partnerships (MLPs), but we believe the remainder of the Fund’s holdings could benefit from the potential for improved after-tax returns and cash available to pay dividends. Juggling all the plusses and minuses, we still believe that what matters most is reliable income generation and growth of that income over time. Until we gain more clarity, we continue to look for safer balance sheets and cash flows, even at the cost of some current yield.

Dividend paying investments may not experience the same price appreciation as non-dividend paying instruments, dividend-issuing companies may choose not to pay a dividend or the dividend may be less than what is anticipated.

31

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Premium Yield Equity Fund - Class A*, the Russell 3000® Value Index and the Dow Jones U.S. Select Dividend Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was December 3, 2007, December 3, 2007 and August 12, 2008, respectively. Class Y shares performance was calculated using the historical performance of Class A shares for the periods prior to August 12, 2008. The returns have been restated for sales loads and fees applicable to Class Y shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 3000® Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Dow Jones U.S. Select Dividend Index measures 100 leading U.S. dividend-paying companies.

Frank Russell Company (FRC) is the source and owner of the Russell 3000® Value Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

32

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Sands Capital Select Growth Fund

Sub-Advised by Sands Capital Management, LLC

Investment Philosophy

The Touchstone Sands Capital Select Growth Fund primarily invests in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund typically invests in 25 to 35 companies. Sands Capital generally seeks stocks with sustainable above-average earnings growth and capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and are valued rationally in relation to comparable companies, the market and the business prospects for that particular company.

Fund Performance

The Touchstone Sands Capital Select Growth Fund (Class A Shares) underperformed its benchmark the Russell 1000® Growth Index for the 12-month period ended September 30, 2017. The Fund’s total return was 19.63 percent (excluding the maximum sales charge) while the total return of the benchmark was 21.94 percent for the same period.

Market Environment

We witnessed two extreme environments for U.S. growth equities over the past 12 months. The fourth quarter of 2016 was fueled by the reflation theme or “Trump Trade”—which benefited mostly stocks of slower growing or cyclical companies. During the first nine months of 2017, share prices of faster-growing U.S. companies outperformed stocks of slower growing companies. We believe the stark reversal in performance was a result of investors shifting their attention from potential short-term catalysts, back to fundamentals. We believe strong underlying fundamentals and consensus-beating earnings have supported this year’s steady climb of faster-growing company share prices.

While we monitor macroeconomic events, we believe the uncertainty of macro-driven factors reinforces the benefits of thoroughly understanding individual companies and secular trends from which they may benefit. Regardless of the macro environment, the foundation of our investment process will always remain our bottom-up analysis of business fundamentals. Because the only certainty in financial markets might be the constant of change, we expect that selectively owning the right businesses will be the main driver of our ability to add value for shareholders with prudence over time.

Portfolio Review

On a relative basis, among the top five contributors to the most recent 12-month’s investment results were Alibaba Group Holding Ltd. (Information Technology sector), Netflix Inc. (Consumer Discretionary sector) and Visa Inc., Salesforce.com Inc. and Adobe Systems Inc. (all from the Information Technology sector). Alibaba’s share price in 2015 was challenged by negative macro sentiment, as well as self-imposed business disruptions from platform enhancement initiatives. With its long-term investment horizon, the Fund continued to own the business because we believed the disruptions were transitory, and that the company’s efforts to set a clear standard of service, improve logistics and overhaul its advertising system would lead to higher, more sustainable growth over time.

Over the past year, Alibaba executed on these initiatives, which we believe translated into strong overall business performance. For example, gross merchandise value (GMV) through Tmall.com (a Chinese language website), Alibaba’s formalized e-commerce channel, accelerated to 49 percent year-over-year growth in the second quarter. This indicated to us that Alibaba’s initiatives to improve product quality and delivery are paying off. Alibaba’s

33

Management’s Discussion of Fund Performance (Unaudited) (Continued)

improvements to the advertising algorithm enhanced targeting accuracy, and we expect this to be the main driver of its guidance of 42 to 46 percent organic revenue growth in fiscal year 2018 (ending March 31, 2018).

These improvements are just the beginning, as we believe Alibaba is building a unique platform that is transforming the massive retail market in China. Furthermore, we believe that the company is at the forefront globally of bringing a completely integrated omni-channel experience at scale, which should expand Alibaba’s addressable market to all of retail, both online and offline. Starting with categories that have traditionally low online penetration such as large appliances and fresh produce, Alibaba has already started to help retail partners reconfigure existing stores and build new prototypes with digitized back-end operations and optimized storefronts. These new concepts are increasing productivity, and we expect more retailers should adopt this approach over time. Throughout the process, Alibaba has amassed vast amounts of rich data. Currently, this data is used to help monetization by increasing the algorithm’s targeting accuracy. Over time, we believe Alibaba could generate additional revenue from this data by providing retailers and brands with valuable consumer intelligence.

While many growth drivers remain for its domestic e-commerce revenue, Alibaba is also investing in earlier-stage assets that we believe could further extend its growth runway. For example, it is already a leader in the public cloud in China and formalized e-commerce in Southeast Asia. It is also the main channel for Chinese merchants to export to world consumers. All of these businesses have experienced strong revenue growth and could contribute to Alibaba growing at above-average rates for many years to come.

The top five relative detractors from investment results were Under Armour Inc. (Consumer Discretionary sector), Snap Inc. (Information Technology sector), Cerner Corp. (Health Care sector), Palo Alto Networks Inc. (Information Technology sector) and Chipotle Mexican Grill Inc. (Consumer Discretionary sector). Under Armour’s visionary management team has built a strong sports wear brand in the U.S., and is in the early stages of expanding its businesses internationally. As the company continued to execute well in its core categories of U.S. men’s and youth apparel, it is laying the foundation for the next potential legs of its growth in footwear, international and women’s. We believe success in these new categories will fuel the company’s transition into a global mega brand. However, the path from here to there is rarely without speed bumps, and Under Armour encountered its fair share recently. The U.S. athletic apparel and footwear channel was pressured from the broader retail consolidation and elevated inventories. Under Armour has more sizable exposure to the domestic wholesale channel than its peers, which magnified the negative impact on the company’s financials. In addition to this channel weakness, we believe the industry is in the midst of a cyclical preference for fashion-infused athletic apparel and footwear. In our view, Under Armour is under represented in this category, resulting in another headwind for the business.

While we expect the sporting goods retail channel to remain under pressure over the next couple of quarters, we believe Under Armour has some growth levers it can pull to grow through this period. The company made progress with its merchandising strategy and evolved its product offering, which we expect will enable it to diversify away from core wholesale segments (i.e., sporting goods retailers) by adding additional wholesale partners (e.g., mid-tier channel, family footwear channel). We believe these additional partners should stabilize Under Armour’s growth results until faster-growing and increasingly profitable business segments—including international, footwear and direct-to-consumer—reach critical mass and become important drivers of earnings growth.

Over the past 12 months, positions were initiated in ServiceNow Inc. (Information Technology sector), Monster Beverage Corp. (Consumer Staples sector), Snap Inc. (Information Technology sector), Starbucks Corp. (Consumer Discretionary sector), Costar Group Inc. and Activision Blizzard Inc. (both from the Information Technology sector). During the same time period, positions that were sold included Monsanto Co. (Materials sector), Cerner Corp. (Health Care sector), Mobileye NV (Information Technology sector), Schlumberger Ltd. (Energy sector) and athenahealth Inc. (Health Care sector).

34

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Outlook

We view secular trends, innovation and company-specific competitive advantages as key to driving growth through a variety of economic environments. For a business to possess the above-average earnings growth potential we require, it is often a key innovator or vital facilitator within an attractive industry that is benefiting from positive secular change. Secular trends are distinct from short-term economic factors as they tend to persist through market cycles and can provide powerful structural tailwinds that enhance the sustainability of a business’s growth for many years. We believe our long-term investment horizon allows us to capture the benefit of these characteristics and realize the ultimate earnings power of a company, while weathering volatility over shorter periods. Furthermore, our approach—active, concentrated and benchmark-agnostic—enables us to have outsized exposure to companies within this sphere that we believe are the best fits with our six investment criteria. We believe the majority of businesses in the Fund’s portfolio benefit from one or more secular trends. However, we have identified four broad trends that together comprise a majority of the portfolio:

Retail Revolution: E-commerce

E-commerce is the fastest growing segment of retail sales, but only accounts for about 7 percent of the total worldwide retail market. As a proportion of total retail sales, e-commerce is expected to nearly double by 2019. Brands now have the ability to directly interact with consumers through novel mediums such as social media and lifestyle apps, and become embedded in their daily routines. Tools such as Amazon Prime and Visa Checkout reduce the friction associated with online payment. Portfolio beneficiaries include Alibaba Group Holding Ltd., Amazon.com Inc., Facebook Inc., The Priceline Group Inc. and Visa Inc.

Union of Healthcare and Technology

Major areas of unmet need continue to exist in the treatment of disease. However, improved understanding of disease biology and new approaches to treatment are enabling more productive drug development. Additionally, we expect genomic sequencing and health care information systems to facilitate precision medicine, enabling physicians to provide more targeted care. We are also witnessing the rise of minimally invasive surgical technologies, which have quality of life advantages for the patient and efficiency benefits for providers, leading them to increasingly become the standard of care. Portfolio beneficiaries include Alexion Pharmaceuticals Inc., BioMarin Pharmaceutical Inc., EdwardsLife sciences Corp., Illumina Inc. and Regeneron Pharmaceuticals Inc.

Software-as-a-Service (SaaS)

In our view, information technology spending is shifting toward innovations that make enterprises more agile and efficient. Cloud-based software is a key facilitator of this shift. Fast deployment, scalability, easy and frequent updates and lower total cost of ownership create a compelling customer value proposition. SaaS businesses tend to benefit from revenue visibility, “sticky” clientele, margin leverage opportunities and low customer acquisition costs. Portfolio beneficiaries include Adobe Systems Inc., Amazon.com Inc., Palo Alto Networks Inc., Service Now Inc. and Splunk Inc.

Data-Driven Decision Making

We believe companies with large, proprietary pools of consumer data and tools that use this data to create unique content have sizable monetization opportunities. Advertising is already well on its way toward transformation, as access to consumer data is enabling companies to create targeted, more effective ads. At the micro level, companies are beginning to use predictive analytics to generate insights from their own pools of data. Portfolio beneficiaries include Alphabet Inc., Baidu Inc., Facebook Inc., Netflix Inc. and Splunk Inc.

We believe the Fund owns companies that are positioned to deliver strong business results and earnings growth over our five- to ten-year investment horizon. Our focus on the sustainability of a business’s future earnings growth typically steers us toward companies we believe are benefiting from secular trends that should provide

35

Management’s Discussion of Fund Performance (Unaudited) (Continued)

powerful growth tailwinds throughout economic cycles. We have high conviction in the long-term growth estimates for the Fund’s portfolio companies and believe they can deliver the growth necessary to support above average relative and absolute returns over the next several years.

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Sands Capital Select Growth Fund - Class A* and the Russell 1000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Class Z shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Class Z shares was November 15, 2010, November 15, 2010, August 27, 2004 and August 11, 2000, respectively. Class A shares, Class C shares and Class Y shares performance was calculated using the historical performance of Class Z shares for the periods prior to November 15, 2010, November 15, 2010 and August 27, 2004, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C and Class Y shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Class Z shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

36

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Small Cap Fund seeks capital appreciation by investing primarily in common stocks of U.S. companies with small market capitalizations. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield.

Fund Performance

The Touchstone Small Cap Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Index, for the 12-month period ended September 30, 2017. The Fund’s total return was 9.17 percent (excluding the maximum sales charge) while the benchmark’s total return was 20.74 percent.

Market Environment

For the 12-month period, U.S. equity markets were generally robust and many posted impressive double-digit returns. Following the U.S. presidential election in November, equity markets responded well and remained steady over the course of the period, primarily driven by generally positive economic data and investors’ optimism that fiscal policies could spur gross domestic product (GDP) growth. Among the most significant drivers of outperformance during the period were historically low interest rates and tepid inflation which helped keep equities in favor. Credit markets also remained healthy which further benefited equities. Additionally, the strong U.S. labor market coupled with rising wages and solid housing data continued to benefit consumers. The U.S. Federal Reserve Board (Fed) was fairly transparent in its actions during the period and there were expectations that the Fed will raise the short-term federal funds rate again in December 2017.

Within the benchmark, the Financials, Industrials, Materials, Health Care and Information Technology sectors contributed to performance, while the Energy and Consumer Staples sectors lagged.

Portfolio Review

Within the Fund, sector exposure and stock selection had a negative impact on relative performance. At the sector level, the Fund’s underweight to the Financials sector and overweight to the Consumer Staples sector detracted from returns, which was partially offset by an overweight to the Materials and Industrials sectors.

Among the individual stocks that contributed to Fund performance during the period were Orbital ATK Inc., Landstar System Inc., GATX Corp. (all three from the Industrials sector), Olin Corp. (Materials sector) and Service Corp. International (Consumer Discretionary sector). Orbital ATK, an aerospace manufacturer and defense industry company, bounced back early in 2017 following weakness in late 2016, which was largely tied to an accounting restatement surrounding an ammunition contract with the U.S. Army. Orbital was later able to submit 10-Qs and 10-Ks for the periods in question. The company also reported solid operating results, strong bookings, and maintained its outlook for the remainder of the year. Furthermore, during the third quarter of the calendar year, Orbital received an all-cash takeover bid from Northrop Grumman Corp., which Orbital accepted. The deal is expected to close during the first quarter of 2018. Landstar System, a transportation services company specializing in logistics and supply chain solutions, rallied in step with the Industrials sector. Landstar posted better than expected results and raised near-term earnings guidance despite challenging business conditions. Going forward, we believe expectations of secular tightening in trucking capacity could lead to greater pricing power during the contract renewal season. As such, we remain attracted to the high returns on the company’s capital driven by its flexible business model with limited capital spending needs. GATX, a railcar leasing company, outperformed as investors focused on the potential for improved industrial activity and rising

37

Management’s Discussion of Fund Performance (Unaudited) (Continued)

lease rates following the U.S. presidential election. The company also benefited from steady fleet utilization, remarking income and an announcement that it intends to exit the majority of its Portfolio Management’s marine investment. While the railcar leasing environment remained difficult due to oversupply, low fleet utilization and large railcar manufacturing backlog, signs of improvement in rail traffic helped stabilize many commodities, which benefited the rail carloads. We remain attracted to the company’s long-term customer contracts and visibility of cash flow. Olin is a manufacturer of ammunition, chlorine and sodium hydroxide. The stock moved higher during the period as pricing for the company’s key chlor-alkali product (caustic soda) consistently increased. Further, there was a better global balance of supply and demand which led to improved industry fundamentals and a positive outlook for the company. Olin has also begun to demonstrate operating leverage following its acquisition of Dow Chemical’s chlorine business. Service Corp. is a provider of funeral goods and services, as well as cemetery property. The company continued to benefit from demographic tailwinds that favor the industry, and has also gained market share over the last few years through acquisitions as well as organic growth. Service Corp.’s cemetery pre-need sales were strong during the period and management raised guidance for the year. Further, the company returned a significant amount of capital to shareholders via dividends and share repurchases, which also benefited the stock.

Among the individual stocks that detracted from Fund performance were Vista Outdoor Inc. (Consumer Discretionary sector), Dril-Quip Inc. (Energy sector), NewMarket Corp. (Materials sector), Energizer Holdings Inc. (Consumer Staples sector) and Superior Energy Services Inc. (Energy sector). Vista Outdoor fell early in the calendar year after the company reported weaker than expected volume in its operations and took an impairment charge. The impairment charge was related to prior acquisitions, whereas the acquired businesses were determined to be worth less than what management previously anticipated. We exited the stock during the period based on the difficult outlook for the business and concerns around its acquisition strategy. Dril-Quip, a deep-water exploration and drilling company, moved lower during the quarter. The industry environment remained challenging and orders for offshore drilling were weak. We remain attracted to the company’s competitive advantages and strong balance sheet. New Market, a petroleum additives company, was generally flat for the period but the stock detracted from relative Fund returns due to its large size in the Fund’s portfolio. The stock price fell during the most recent quarter of the period after the company reported higher raw material costs and lower pricing. We, however, remain attracted to the positive revenue outlook in the market for fuel additives and lubricants, as well as the company’s pricing power in a consolidated industry and its history of capital allocation. Energizer, a battery manufacturer, declined during the period with most of the weakness occurring in the fourth quarter of 2016. Despite a strong rally in the market overall, some of the more conservative, defensive holdings like Energizer lagged. The Fund maintained its position as we believe industry fundamentals may continue to improve. Superior Energy Services, an oilfield services and equipment company, moved lower along with the majority of the Energy sector. The Fund exited its position in the stock.

During the period, the Fund initiated positions in Dril-Quip Inc. (Energy sector), Ingevity Corp. (Materials sector), Bruker Corp. (Health Care sector), Cooper Tire & Rubber Co. and Sturm Ruger & Co. Inc. (both from the Consumer Discretionary sector). Ingevity Corp. manufactures specialty chemicals and carbon materials. Increasingly stringent U.S. and global gasoline vapor emissions standards have driven increased demand for activated carbon, and products of Ingevity’s competitors have appeared inadequate to comply with these stricter standards. Given the risk associated with non-compliance for car manufacturers, we expect Ingevity to maintain its substantial market position and high margins. Bruker Corp. develops and manufactures high performance scientific instruments which enable scientists to explore life and materials at molecular, cellular and microscopic levels. The company’s leading market share and high quality products have led to improving returns and margins over the years. Cooper Tire & Rubber has benefited from the tire industry’s significant capacity utilization which has allowed for increased returns across the industry. Sturm Ruger & Co. has recently repurchased significant amounts of stock which has benefited the stock.

38

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The Fund added to its existing positions in Landstar System Inc. (Industrials sector). The Fund trimmed its positions in Tempur Sealy International Inc. and Deckers Outdoor Corp. (both from the Consumer Discretionary sector) and Dril-Quip Inc. (Energy sector). The Fund sold its positions in Vista Outdoor Inc., Cabela’s Inc. (both from the Consumer Discretionary sector), World Fuel Services Inc., Superior Energy Services Inc. (both from the Energy sector) and Tenet Healthcare Corp. (Health Care sector).

Outlook

A combination of solid economic growth, low inflation, and relatively low interest rates usually creates a positive environment for stocks. We believe this holds true today, but there are risks. In our opinion, potential risks include relatively high valuations for stocks using traditional metrics, geopolitical turmoil, excessive government stimulus, or the Fed taking a more aggressive stance. We believe the risks and rewards are somewhat balanced as they relate to stocks overall, but we always remain cautious and focused on limiting downside in the Fund’s holdings.

Going forward, we believe the attractive candidates we are vetting today are a result of what the market is providing, and is consistent with our general outlook. Specifically, we believe the Fund’s downside risk can be mitigated by remaining focused on those companies with pricing power, copious cash generation and prudent capital allocation. We seek companies with strong returns on capital and flexibility to enhance shareholder value using the balance sheet. Further, global growth remains tepid but margins and in our opinion, returns on capital are stable and attractive. Looking ahead, we believe the Fund is positioned well for a slow growth environment that rewards strong capital allocation.

39

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Small Cap Fund - Class A* and the

Russell 2000® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was September 30, 2009. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

40

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Value Fund

Sub-Advised by LMCG Investments, LLC

Investment Philosophy

The Touchstone Small Cap Value Fund seeks long-term capital growth by investing primarily in common stocks of small capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.

Fund Performance

The Touchstone Small Cap Value Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period ended September 30, 2017. The Fund’s total return was 17.46 percent (excluding the maximum sales charge) while the benchmark’s total return was 20.55 percent.

Market Environment

The beginning of the 12-month period was characterized by lackluster results as investors grew concerned about rising interest rates and uncertainty related to the upcoming U.S. presidential election. However, U.S. stock markets rallied in November and December of 2016 following the results of the election. Improved economic data, investors’ optimism about potential reductions in corporate and individual taxes, greater infrastructure spending, less government oversight and repatriation of foreign earnings contributed to the strong performance. U.S. markets also experienced a pronounced rotation out of defensive and higher yielding sectors into more cyclical market segments.

During 2017, the U.S. economy continued to expand at a modest to moderate pace with relatively low inflation. Economic data was generally favorable and included positive revisions to gross domestic product (GDP) growth during each quarter of the year. Consumers continued to lead the U.S. economy and help drive GDP growth. Specifically, consumers benefited from a strong labor market, low unemployment, steady wage growth and rising home prices—all of which contributed to greater consumer spending. The U.S. Federal Reserve Board (Fed) continued on its path to normalize the stance of monetary policy by raising interest rates three times and also started to reduce its balance sheet.

From a style standpoint within the small-cap universe, growth stocks and value stocks finished in-line with one another for the 12-month period. From a factor perspective, the market favored stocks with higher beta1 and smaller capitalization for the first six months of the period, before switching to reward companies with lower or no yield and higher foreign exposure. This created a mixed overall backdrop for the Fund’s style, particularly during the most recent six months.

Portfolio Review

The Fund’s strongest contributors to performance were reported in the Information Technology and Materials sectors. Primary detractors were from the Health Care and Industrials sectors. Stock selection was the primary driver of underperformance during the period, though it was partially offset by relative strength from sector allocation.

Stock selection within the Health Care sector detracted from performance, with particular weakness from the Fund’s healthcare services and providers stocks. These holdings moved lower due to investors’ uncertainty about the U.S. election and potential for a rollback of the Affordable Care Act by the Trump administration. The Fund was also negatively impacted by its lack of exposure to biotechnology companies, which outperformed during the period.

41

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The Fund’s overweight position to the Industrials sector contributed to performance but stock selection detracted. Team Inc., a provider of specialty industrial services, was the largest individual detractor. Team struggled as bottom-line results came in below expectations. On the positive side, the company continued to integrate acquisitions and streamline its organization. As such, we remain attracted to Team’s long-term prospects and expect reductions in company expenses in 2018. We added to the Fund’s position during the period as we believe the stock will benefit from a more normal spending environment going forward.

Stock selection drove performance within the Information Technology sector, with particular strength in the Fund’s information technology services and electronic equipment segments, including Blackhawk Network Holdings Inc., Virtusa Corp. and Coherent Inc. An overweight position to the sector during the period also benefited returns, though that weight was reduced later in the period as the Fund realized gains in the sector and identified opportunities elsewhere.

Sector allocation and stock selection drove performance within the Materials sector, with particular strength in the Fund’s chemicals segment. Olin Corp. and Innophos Holdings Inc. were the largest individual contributors in the sector for the period, along with Allegheny Technologies Inc. in the metals and mining industry.

Outlook

From a macroeconomic standpoint, we believe an improving global economic environment that leads to higher interest rates would benefit the Fund on a relative basis. Real estate investment trusts (REITs) and the Utilities sector have tended to perform opposite the direction of interest rates. Given how low interest rates have been globally, we believe any positive economic news could cause rates to move higher and cause these bond-proxy sectors to underperform.

Looking ahead, our greatest concern is that the market environment will continue to reward growth and visibility, irrespective of valuation and quality. However, we will not deviate from our process of buying high-quality companies that are temporarily out of favor and believe that buying growth and visibility, irrespective of valuation, is a risky strategy. We will continue to seek attractively valued investment opportunities with favorable risk-reward profiles.

The Fund utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The strategy focuses on stocks that are temporarily out of favor in the market, specifically companies with higher returns on capital, free cash flow and strong balance sheets. Emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. The companies we select often dominate a particular industry niche and generally have significant barriers to entry. As a result, we believe they are able to perpetuate a higher return on capital over time. The Fund’s overall investment process utilizes fundamental bottom-up security selection, while risk-control measures ensure security and sector diversification.

1Beta is a measure of the volatility of a portfolio relative to its benchmark.

42

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Small Cap Value Fund - Class A* and the

Russell 2000® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares, Class Z shares and Institutional Class shares was March 1, 2011, March 1, 2011, March 1, 2011, March 4, 2002 and March 1, 2011, respectively. On June 10, 2011, Class Z shares were converted to Class A shares. Class A shares, Class C shares, Class Y shares and Institutional Class shares performance was calculated using the historical performance of Class Z shares for the periods prior to March 1, 2011. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

43

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Total Return Bond Fund

Sub-Advised by EARNEST Partners LLC

Investment Philosophy

The Touchstone Total Return Bond Fund seeks current income. Capital appreciation is a secondary goal. The Fund invests primarily in fixed income securities or sectors that are considered undervalued for their risk characteristics.

Fund Performance

The Touchstone Total Return Bond Fund (Class A Shares) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended September 30, 2017. The Fund’s total return was 0.15 percent (excluding the maximum sales charge) while the benchmark’s total return was 0.07 percent.

Market Environment

Major market events during the last 12 months began with the 2016 U.S. presidential election. The election of President Trump, along with Republicans maintaining control in both Congressional chambers, lifted investors’ expectations for economic growth and inflation. This shift in outlook was coined the “reflation trade” in which underlying expectations would lead to higher interest rates and increased demand for assets which generally tend to perform better during periods of higher economic growth. The yield on the 10-year Treasury note began to increase early in the period and approached its peak by December.

While consumer and business optimism significantly increased, economic data was mixed. Business spending and investments remained tepid for most of the period and the lack of wage increases kept consumer spending in check. The job market, however, was a source of strength throughout the period. But even as job participation increased and unemployment ticked lower - and eventually under the natural rate of employment - wages experienced only modest growth. The U.S. Federal Reserve Board (Fed) appeared convinced that the lack of wage growth was indicative of remaining slack in the labor markets, thereby providing a rationale for increasing the federal funds rate at a moderate pace over the last 12 months. All told, the Fed raised interest rates three times during the period.

As controversies and agendas unfolded in Washington, D.C., during the period, the market began to downplay the reflation trade, which helped drive down interest rate expectations in the latter half of the fiscal year. The yield on the 10-year Treasury declined from its peak, but finished the fiscal year higher.

Portfolio Review

Increasing interest rates created a difficult environment for fixed income investments. As such, the Bloomberg Barclays U.S. Aggregate Bond Index generated only a modest return for the period. However, due to the strong performance of spread sectors, the index outperformed relative to similar duration U.S. Treasuries during the period. The rising interest rate environment was especially difficult for U.S. Treasuries, as these securities are inherently exposed to interest rate risk without any of the additional yield spread that bonds can generate.

The steady economic growth environment coupled with investors’ high demand for bonds with additional yield provided a favorable backdrop for credit-sensitive securities such as U.S. Corporate Bonds, Commercial Mortgage-Backed Securities (CMBS), Asset-Backed Securities (ABS) and taxable Municipal Securities. Lower quality bonds were in particularly high demand during the period, as BBB-rated securities delivered outperformance. Securities rated A, AA and AAA also outperformed but to a lesser degree. Despite the increased demand for lower quality credit securities, investors did not abandon high-quality U.S. Agency bonds, which also outperformed during the period. Agency Multi-Family Mortgage-Backed Securities (MBS), whose prepayment protections

44

Management’s Discussion of Fund Performance (Unaudited) (Continued)

are typically beneficial during periods of uncertainty, delivered excess returns during the fiscal year. Conversely, Single-Family MBS underperformed due to the uncertain outlook.

The combination of the low interest rate environment and slow but steady growth economy helped create additional demand for spread products, which was the primary tailwind to Fund performance. The Fund’s underweight to Single-Family MBS and overweight to Agency Multi-Family MBS benefited Fund performance during the period. The Fund’s slight overweight to U.S. Corporate Credit was also a positive contributor to performance as the sector continued to experience strong demand.

The most notable change in the Fund’s positioning was a reduced weighting to CMBS. Specifically, the Fund’s pre-Financial Crisis CMBS holdings began to mature, thus reducing the Fund’s allocation. The proceeds from CMBS were spread throughout the portfolio, with Agency Multi-Family MBS receiving the largest portion of the allocation.

The Fund does not make active interest rate bets and, accordingly, the Fund’s duration was approximately matched to that of the benchmark during the period. By approximately matching the benchmark’s duration, the Fund’s interest rate risk is effectively equal to that of the benchmark over time.

Outlook

Conversations about the Fed’s balance sheet came into focus during the period, and it has become more evident that the Fed may gradually reduce the size of its holdings in the coming years. These holdings are almost entirely devoted to U.S. Treasuries and Single-Family MBS. If the Fed, the single largest buyer of these securities, is no longer at the table, these sectors could experience relative underperformance. For reasons related to these events, we have chosen to underweight both of these sectors. If these events were to unfold, the Fund could benefit from any weakness experienced by these sectors.

The commercial real estate and CMBS markets have recently been under scrutiny, largely due to the weakness that brick-and-mortar retailers have experienced. We believe this could benefit the Fund in two ways. First, the Fund’s CMBS holdings differ from the benchmark, as the portfolio’s holdings are pre-Financial Crisis securities with a larger focus on housing and office space. The performance and demand profile for these types of properties has remained strong, which we believe should benefit the Fund. Further, the properties backing these securities have demonstrated their value in surviving the Financial Crisis. We believe newer securities and properties have not necessarily encountered this type of environment, and surprises could loom. Second, the demand for CMBS debt has lost ground to Agency Multi-Family MBS. If the latter further gains in popularity, the Fund could benefit due to increased demand for holdings/sectors in which the Fund has been overweight.

Going forward, we believe an event that creates a surge in demand for U.S. Treasuries, such as a war with North Korea, could be a cause for concern. Historically, this type of exceptional demand for U.S. Treasuries has been short-lived as investors are reminded that other high-quality spread assets with a yield advantage exist as alternatives. The Fund’s overweight to spread products and slight overweight to U.S. Credit could cause a headwind to the Fund if economic growth significantly declined. However, the Fund’s emphasis on less economically sensitive sectors and high quality could act to mitigate this impact. Looking ahead, we believe the Fund is positioned well and maintains a discipline that balances risk and return objectives.

45

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Total Return Bond Fund - Class A* and the

Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was August 16, 2010, August 1, 2011, November 15, 1991 and August 1, 2011, respectively. Class A shares, Class C shares and Institutional Class shares performance was calculated using the historical performance of Class Y shares for the periods prior to August 16, 2010, August 1, 2011 and August 1, 2011, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

46

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Ultra Short Duration Fixed Income Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital by primarily investing in a diversified portfolio of fixed income securities of different maturities, including U.S.Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and cash equivalent securities including repurchase agreements and commercial paper. While the Fund may invest in securities of any maturity or duration, interest rate risk is managed by seeking to maintain an effective duration of one year or less under normal market conditions.

Fund Performance

The Touchstone Ultra Short Duration Fixed Income Fund (Class A shares) outperformed its benchmarks, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the BofA Merrill Lynch 1-Year U.S. Treasury Note Index for the 12-month period ended September 30, 2017. The Fund’s total return was 1.29 percent (excluding the maximum sales charge) while the total returns of its benchmarks were 0.66 percent and 0.60 percent, respectively.

Market Environment

The Fund’s fiscal year started off with a bang on the heels of the U.S. presidential election and expectations for President Trump’s pro-growth policies, which investors believed would shake gross domestic product (GDP) growth out of its stable but slow pace. The markets reacted strongly as the price of risk assets moved higher and interest rates climbed to heights not seen since the Taper Tantrum in 2013. Consumer and business confidence also reacted strongly and posted notable highs.

Overseas, the global economic outlook was less certain in late 2016 as central banks maintained a generally accommodative stance. The malaise within the Energy sector and China’s lackluster economic growth were still fresh in investors’ minds. The economic pictures in Europe and Asia were generally perceived as headwinds. Amid concerns surrounding key elections in the Netherlands, France and Germany – which would potentially give rise to more populist policies – and escalating tensions relating to Syria and North Korea, uncertainty on the global stage limited the upside potential for risk assets.

During the course of the fiscal year, however, populist candidates in Europe were largely defeated and growth in Europe and Asia began to firm, giving rise to a synchronized global expansion. Within the U.S., the White House and Republican-controlled Congress failed to reach an agreement on the Affordable Care Act and the markets began to question if the Trump administration could work with Congress to advance the president’s pro-growth policies. Despite the Trump administration’s inefficacy, domestic growth continued to improve and the global recovery gained traction with limited inflationary pressure. The U.S. Federal Reserve Board (Fed) raised the federal funds rate three times during the fiscal year, with rate increases of 25 basis points each in December, March and June. The yield curve on the U.S.Treasury ultimately shifted higher during the period, mirroring the Fed’s tightening of monetary policy.

Overall, equities, High Yield bonds (commonly known as “junk bonds”) and other risk assets posted strong results and performed best for the period. They were supported by the synchronized global expansion, low inflation and historically low volatility. Core bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were relatively flat for the period as coupon income and spread tightening offset the impact of higher interest rates. The short duration markets performed comparatively well. Tightening spreads largely

47

Management’s Discussion of Fund Performance (Unaudited) (Continued)

offset the impact of rising interest rates and the ability to reinvest cash flow at progressively higher rates over the course of the year produced positive returns.

Portfolio Review

Outperformance was primarily driven by the Fund’s favorable sector exposures. Consistent with its investment discipline and historical positioning, the Fund had limited exposure to government securities and maintained an emphasis on structured securities, such as Commercial Mortgage-Backed Securities (CMBS), Asset-Backed Securities (ABS) and Agency Mortgage-Backed Securities (MBS). This positioning benefited Fund performance, which was further bolstered by positive security selection. Given the spread tightening environment, portfolios with the most credit risk tended to perform best. Funds that focused on government securities generally posted lower returns.

The Fund’s sector allocations saw few meaningful changes during the fiscal year. Short duration Corporate Bonds remained attractive and the Fund’s allocation to that sector continued to be historically high. The Fund also maintained a significant allocation to ABS and slightly increased its exposure. We believe the ABS sector continues to offer the most compelling value, given its positive combination of quality and spread. As of the end of the period, the Corporate Bond and ABS sectors were the two most significant Fund weights. CMBS exposure remained fairly stable. Though CMBS is one of the highest returning sub-sectors, supply remains limited and bonds with attractive risk-return profiles in this sector are difficult to source. CMBS, ABS and Corporate Bonds all contributed to the Fund’s outperformance during the period. The most significant change was the increase in cash and equivalents toward the end of the period. With the yield curve relatively flat, generally tight spreads across all sectors, and the Fed likely to raise interest rates in December, we made a tactical decision to overweight the Fund’s allocation to cash. Further, we believe that commercial paper and variable rate demand notes are comparatively attractive assets in which to invest.

The Fund’s portfolio duration was near the lower end of its historical operating range. The Fund’s strategy focuses on low spread duration and high cash flow to mitigate the impact of spread widening. During the period, the short duration position reflected two primary concerns. First, the Fed expects to raise interest rates multiple times by the end of 2018, with the market potentially underappreciating the risk of inflation. Second, the flat Treasury curve and flat relative value landscape has not encouraged investors to move out on the curve and take duration risk or spread duration risk. The Fund’s historically low spread duration position likely had a small but negative impact on performance during the period.

Outlook

Looking ahead, our primary concerns are the tightening financial conditions brought on by the Fed’s rate increases, the potential for aggressive action by global central banks, and policy uncertainty in Europe, the Middle East and Asia. Compounding these risks is a fully valued market with most assets trading at historically tight spread levels. Global inflation and the resulting increase in foreign interest rates also pose significant risks. Given the relative attractiveness of U.S. markets, foreign purchases of U.S. assets have been strong and have contributed to the fully valued spread levels in the market. Should this trade unwind, it would create a difficult market environment in terms of both rates and spreads.

While it is difficult to predict changes in the level of interest rates, we believe the groundwork has been laid by the Fed to continue to raise rates. Tax reform, which the markets have largely ignored, has become a wild card that is gaining momentum and could have a substantive impact on growth, including fueling inflation. As such, we expect the front end of the yield curve to continue to rise and experience greater volatility than in prior quarters. Accordingly, the Fund’s current strategy targets a shorter duration with a concentrated maturity distribution, which should help to offset rate volatility in the front end of the curve. Given the potential for

48

Management’s Discussion of Fund Performance (Unaudited) (Continued)

higher rates and our belief that spreads will remain stable, the Fund is defensively positioned with regard to interest rate risk and neutrally positioned relative to spread risk.

Despite the risks present in the market, we still believe that an overweight to risk assets is appropriate, supported by steady economic growth expectations, a solid labor market, accommodative global central bank policies and supportive financial conditions. The market has also given little credence to the potential for significant tax reform or a fiscal policy boost, so any accomplishment of the Trump administration’s pro-growth policy initiatives would be an added bonus. Finally, consumer credit fundamentals appear favorable and support the Fund’s exposure to structured products. Given the positive consumer and commercial real estate fundamentals, we believe spreads on the Fund’s ABS and CMBS exposures should remain toward the low end of the range. A recovery in corporate profits should also support the spread environment for Corporate Bonds.

We remain most comfortable adding exposure in securities higher in the capital structure (i.e., higher credit quality), but in less liquid parts of the market where additional yield can be found without taking on additional fundamental credit risk. Valuations in most sectors are full, or fairly valued, and we believe are likely to remain so in the near term. The Fund’s exposure to subprime auto ABS presents some downside risk if liquidity premiums increase substantively, thereby creating a supply/demand imbalance. While it is possible that credit fundamentals could also deteriorate, we believe there is a low probability of this event and the downside price risk would likely be transient, as most of these securities would mature in six months to one year.

49

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Ultra Short Duration Fixed Income Fund - Class A*,

the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

and the BofA Merrill Lynch 1-Year U.S. Treasury Note Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Institutional Class shares and Class Z shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares, Class Z shares and Institutional Class shares was April 12, 2012, April 12, 2012, April 12, 2012, March 1, 1994 and April 12, 2012, respectively. Class A shares, Class C shares, Class Y shares and Institutional Class shares performance was calculated using the historical performance of Class Z shares for the periods prior to April 12, 2012. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class Y and Institutional Class shares. The returns of the indexes listed above are based on the inception date of the Fund. The launch date of the BofA Merrill Lynch 1-Year U.S Treasury Note Index was after the inception date of the Fund, therefore there is no return for inception.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares, and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding two-year Treasury Note Bill that matures closest to, but, not beyond one year from the rebalancing date.

50

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2017

The tables below provide each Fund’s geographic allocation, sector allocation or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Active Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	52.1%
AA/Aa	1.8
A/A	10.5
BBB/Baa	22.9
BB/Ba	4.1
B/B	1.9
CCC	0.9
Not Rated	3.1
Cash Equivalents	2.7
Total	100.0%

Touchstone Arbitrage Fund
Sector Allocation**	(% of Net Assets)
Long Positions
Common Stocks
Financials	27.7%
Health Care	15.7
Information Technology	9.8
Consumer Discretionary	8.9
Telecommunication Services	5.2
Materials	3.8
Energy	2.9
Industrials	2.2
Real Estate	1.6
Utilities	1.4
Consumer Staples	0.6
Corporate Bonds	12.5
Preferred Stock	0.8
Commercial Mortgage-Backed Security	0.6
Warrants	0.4
Exchange Traded Funds	0.2
Purchased Options	0.0
Rights	0.0
Short-Term Investment Funds	15.9
Cash Collateral for Securities Sold Short and Written Options	9.8
Other Assets/Liabilities (Net)	(4.7)
115.3
Short Positions
Common Stocks
Energy	(3.0)
Information Technology	(2.6)
Telecommunication Services	(2.6)
Consumer Discretionary	(1.7)
Health Care	(1.2)
Exchange Traded Funds	(4.1)
Written Call Options	(0.1)
Written Put Options	(0.0)
(15.3)
Total	100.0%

* Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

**Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

51

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Emerging Markets Small Cap Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
Taiwan	14.0%
India	13.3
Cayman Islands	11.9
South Korea	11.7
Brazil	8.4
Thailand	5.4
South Africa	3.5
China	3.5
Philippines	3.3
United Kingdom	2.9
Indonesia	2.7
Malaysia	2.6
Mexico	2.6
Hong Kong	2.4
Hungary	2.1
Jersey	1.6
Singapore	1.5
Greece	1.4
Luxembourg	1.3
Poland	1.2
Turkey	1.0
Exchange Traded Fund	1.0
Short-Term Investment Funds	2.8
Other Assets/Liabilities (Net)	(2.1)
Total	100.0%

Touchstone High Yield Fund
Credit Quality*	(% of Investment Securities)
BBB/Baa	5.6%
BB/Ba	56.9
B/B	35.7
CCC	0.3
C or Lower	0.2
Not Rated	1.0
Cash equivalents	0.3
Total	100.0%

* Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

52

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Merger Arbitrage Fund
Sector Allocation*	(% of Net Assets)
Long Positions
Common Stocks
Financials	36.8%
Health Care	10.6
Information Technology	7.5
Consumer Discretionary	6.5
Telecommunication Services	3.2
Materials	2.6
Industrials	2.0
Energy	1.9
Real Estate	1.0
Utilities	0.9
Consumer Staples	0.5
Corporate Bonds	15.2
Commercial Mortgage-Backed Securities	1.9
Preferred Stock	0.8
Exchange Traded Funds	0.6
Warrants	0.3
Purchased Call Options	0.0
Purchased Put Options	0.0
Rights	0.0
Short-Term Investment Fund	20.2
Cash Collateral for Securities Sold Short and Written Options	1.7
Other Assets/Liabilities (Net)	(1.0)
113.2
Short Positions
Common Stocks
Information Technology	(2.4)
Energy	(2.0)
Telecommunication Services	(1.5)
Consumer Discretionary	(1.5)
Health Care	(0.9)
Exchange Traded Funds	(4.9)
Written Call Options	(0.0)
Written Put Options	(0.0)
(13.2)
Total	100.0%

Touchstone Mid Cap Fund
Sector Allocation*	(% of Net Assets)
Consumer Discretionary	26.3%
Financials	19.0
Industrials	16.8
Information Technology	15.1
Materials	11.8
Consumer Staples	10.0
Short-Term Investment Fund	1.1
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

Touchstone Mid Cap Value Fund
Sector Allocation*	(% of Net Assets)
Financials	18.5%
Industrials	12.7
Information Technology	11.2
Consumer Discretionary	10.8
Utilities	8.2
Real Estate	8.0
Materials	7.9
Energy	6.5
Health Care	6.1
Consumer Staples	5.6
Exchange Traded Fund	1.9
Short-Term Investment Funds	5.8
Other Assets/Liabilities (Net)	(3.2)
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

53

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Premium Yield Equity Fund
Sector Allocation*	(% of Net Assets)
Information Technology	16.4%
Real Estate	15.7
Health Care	14.9
Financials	10.7
Consumer Discretionary	10.0
Energy	8.4
Telecommunication Services	8.0
Industrials	6.3
Materials	5.1
Utilities	1.8
Short-Term Investment Funds	4.4
Other Assets/Liabilities (Net)	(1.7)
Total	100.0%

Touchstone Small Cap Fund
Sector Allocation*	(% of Net Assets)
Industrials	28.6%
Consumer Discretionary	20.2
Materials	15.9
Real Estate	10.2
Financials	7.5
Consumer Staples	7.3
Information Technology	3.3
Energy	2.1
Health Care	1.6
Short-Term Investment Funds	11.3
Other Assets/Liabilities (Net)	(8.0)
Total	100.0%

Touchstone Sands Capital Select Growth Fund
Sector Allocation*	(% of Net Assets)
Information Technology	54.2%
Consumer Discretionary	19.1
Health Care	18.2
Financials	3.5
Consumer Staples	2.8
Short-Term Investment Funds	5.2
Other Assets/Liabilities (Net)	(3.0)
Total	100.0%

Touchstone Small Cap Value Fund
Sector Allocation*	(% of Net Assets)
Financials	28.3%
Industrials	20.6
Information Technology	9.5
Consumer Discretionary	8.9
Consumer Staples	6.9
Materials	6.2
Health Care	5.0
Utilities	4.3
Real Estate	4.2
Energy	3.8
Telecommunication Services	0.7
Exchange Traded Fund	0.4
Short-Term Investment Funds	9.0
Other Assets/Liabilities (Net)	(7.8)
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

54

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Total Return Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	64.8%
AA/Aa	7.7
A/A	8.6
BBB/Baa	13.6
BB/Ba	2.4
CCC	0.8
Cash Equivalents	2.1
Total	100.0%

Touchstone Ultra Short Duration Fixed Income Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	31.5%
AA/Aa	11.4
A/A	18.3
BBB/Baa	23.5
CCC	0.1
Not Rated	4.0
Cash Equivalents	11.2
Total	100.0%

* Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

55

Portfolio of Investments

Touchstone Active Bond Fund – September 30, 2017

Principal		Market
Amount		Value

	U.S. Treasury Obligations — 41.1%
$3,185,000	U.S. Treasury Bond, 2.750%, 8/15/47	$3,115,826
565,000	U.S. Treasury Bond, 2.875%, 11/15/46	567,008
135,000	U.S. Treasury Bond, 3.000%, 5/15/45	139,008
3,085,000	U.S. Treasury Bond, 3.000%, 2/15/47	3,173,332
1,500,000	U.S. Treasury Note, 1.125%, 7/31/21	1,463,496
6,380,000	U.S. Treasury Note, 1.250%, 6/30/19	6,357,570
1,500,000	U.S. Treasury Note, 1.375%, 4/30/21	1,481,016
1,540,000	U.S. Treasury Note, 1.750%, 6/30/22	1,528,751
7,350,000	U.S. Treasury Note, 1.875%, 4/30/22	7,343,396
8,800,000	U.S. Treasury Note, 2.000%, 12/31/21	8,854,656
10,308,000	U.S. Treasury Note, 2.250%, 8/15/27	10,237,938
8,110,000	United States Treasury Inflation
	Indexed Bonds, 0.375%, 7/15/27	8,038,156
	Total U.S. Treasury Obligations	$52,300,153

	Corporate Bonds — 35.9%

	Financials — 8.4%
38,000	Ally Financial, Inc., 5.750%, 11/20/25†	41,200
290,000	Ally Financial, Inc., 8.000%, 11/1/31	374,100
550,000	Bank of America Corp. MTN,
	4.000%, 1/22/25	569,135
535,000	Bank of Nova Scotia (The) (Canada),
	(3M LIBOR +0.620%),
	1.944%, 9/19/22(A)	535,736
370,000	Barclays PLC (United Kingdom),
	3.250%, 1/12/21	376,671
384,000	Branch Banking & Trust Co.,
	3.625%, 9/16/25	399,425
575,000	Capital One NA, 1.650%, 2/5/18	574,789
335,000	Chubb INA Holdings, Inc.,
	4.350%, 11/3/45	368,138
294,000	Cincinnati Financial Corp.,
	6.125%, 11/1/34	360,326
660,000	Citigroup, Inc., (3M LIBOR +1.430%),
	2.746%, 9/1/23(A)	676,878
250,000	Citigroup, Inc., 3.300%, 4/27/25	251,877
152,000	Citigroup, Inc., 4.750%, 5/18/46	165,465
58,000	Citigroup, Inc., 6.125%(B)	62,060
250,000	Credit Suisse Group Funding
	Guernsey Ltd. (Guernsey),
	2.750%, 3/26/20	252,602
18,000	CyrusOne LP / CyrusOne Finance
	Corp., 144a, 5.000%, 3/15/24	18,945
6,000	CyrusOne LP / CyrusOne Finance
	Corp., 144a, 5.375%, 3/15/27	6,435
13,000	Dana Financing Luxembourg Sarl
	(Luxembourg), 144a,
	5.750%, 4/15/25	13,707
380,000	Fifth Third Bancorp, 2.875%, 7/27/20	387,215
19,000	FirstCash, Inc., 144a, 5.375%, 6/1/24	19,808
232,000	GE Capital International Funding Co.
	Unlimited Co. (Ireland),
	4.418%, 11/15/35	252,276
495,000	General Motors Financial Co., Inc.,
	3.200%, 7/13/20	506,932
400,000	Goldman Sachs Group, Inc. (The),
	3.691%, 6/5/28	403,113
155,000	Goldman Sachs Group, Inc. (The),
	5.250%, 7/27/21	170,316
55,000	Goldman Sachs Group, Inc. (The), (3M
	LIBOR +3.922%), 5.375%(A)(B)	56,986
450,000	HSBC Holdings PLC (United Kingdom),
	3.900%, 5/25/26	470,965
420,000	Huntington National Bank (The),
	2.200%, 11/6/18	421,335
145,000	JPMorgan Chase & Co.,
	3.250%, 9/23/22	149,904
630,000	JPMorgan Chase & Co., 5.150%(B)	653,625
265,000	JPMorgan Chase & Co.,
	6.000%, 1/15/18	268,373
355,000	Morgan Stanley, 3.950%, 4/23/27	361,134
51,000	OneMain Financial Holdings LLC,
	144a, 7.250%, 12/15/21	53,231
250,000	PNC Bank NA, 2.700%, 11/1/22	251,843
360,000	Prudential Financial, Inc.,
	5.625%, 6/15/43	392,400
28,000	Quicken Loans, Inc., 144a,
	5.750%, 5/1/25	29,400
11,000	Radian Group, Inc., 4.500%, 10/1/24	11,220
478,000	State Street Corp., (3M LIBOR
	+1.000%), 2.320%, 6/15/47(A)	436,079
290,000	Visa, Inc., 4.150%, 12/14/35	316,537
		10,660,181

	Energy — 4.6%
300,000	Anadarko Petroleum Corp.,
	5.550%, 3/15/26†	335,052
308,000	Boardwalk Pipelines LP, 5.950%, 6/1/26	344,537
230,000	Canadian Natural Resources Ltd.
	(Canada), 3.850%, 6/1/27	232,521
13,000	Carrizo Oil & Gas, Inc., 8.250%, 7/15/25	14,121
398,000	Cenovus Energy, Inc. (Canada), 144a,
	4.250%, 4/15/27	394,610
21,000	Cheniere Energy Partners LP, 144a,
	5.250%, 10/1/25	21,473
336,000	Concho Resources, Inc.,
	3.750%, 10/1/27	337,495
21,000	Continental Resources, Inc.,
	4.500%, 4/15/23	21,053
16,000	Delek Logistics Partners LP, 144a,
	6.750%, 5/15/25	16,120
270,000	EOG Resources, Inc., 3.900%, 4/1/35	269,239
14,000	Exterran Energy Solutions LP / EES
	Finance Corp., 144a, 8.125%, 5/1/25	14,490
21,000	Extraction Oil & Gas Holdings LLC /
	Extraction Finance Corp., 144a,
	7.875%, 7/15/21	22,155
5,000	Extraction Oil & Gas, Inc., 144a,
	7.375%, 5/15/24	5,200

56

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 35.9% (Continued)

	Energy — (Continued)
$39,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.000%, 5/15/23	$38,708
19,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.750%, 8/1/22	19,428
46,000	Gulfport Energy Corp.,
	6.375%, 5/15/25	46,575
19,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 5.000%, 12/1/24	18,620
15,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 5.750%, 10/1/25	15,169
377,000	Kinder Morgan Energy Partners LP,
	3.500%, 9/1/23	381,128
480,000	Marathon Oil Corp., 3.850%, 6/1/25	476,654
392,000	Midcontinent Express Pipeline LLC,
	144a, 6.700%, 9/15/19	419,930
8,000	Murphy Oil USA, Inc., 5.625%, 5/1/27	8,600
215,000	Nabors Industries, Inc.,
	5.000%, 9/15/20	219,300
27,000	PDC Energy, Inc., 6.125%, 9/15/24	28,215
14,000	Peabody Securities Finance Corp.,
	144a, 6.000%, 3/31/22	14,455
25,000	Peabody Securities Finance Corp.,
	144a, 6.375%, 3/31/25	25,688
285,000	Petroleos Mexicanos (Mexico),
	4.500%, 1/23/26	284,516
27,000	QEP Resources, Inc., 5.375%, 10/1/22	26,528
15,000	Range Resources Corp., 144a,
	5.000%, 8/15/22	14,981
16,000	Range Resources Corp., 144a,
	5.750%, 6/1/21	16,640
222,000	Rockies Express Pipeline LLC, 144a,
	6.875%, 4/15/40	246,420
342,000	Sabine Pass Liquefaction LLC,
	5.000%, 3/15/27	364,770
48,000	SemGroup Corp. / Rose Rock Finance
	Corp., 5.625%, 11/15/23	46,680
15,000	SESI LLC, 7.125%, 12/15/21	15,300
27,000	Shelf Drilling Holdings Ltd. (Cayman
	Islands), 144a, 9.500%, 11/2/20	27,304
400,000	Shell International Finance BV
	(Netherlands), 1.875%, 5/10/21	397,152
24,000	Southwestern Energy Co.,
	6.700%, 1/23/25	24,360
16,000	Southwestern Energy Co.,
	7.500%, 4/1/26	16,640
31,000	Tallgrass Energy Partners LP / Tallgrass
	Energy Finance Corp., 144a,
	5.500%, 9/15/24	31,852
6,000	Tallgrass Energy Partners LP / Tallgrass
	Energy Finance Corp., 144a,
	5.500%, 1/15/28	6,098
52,250	Transocean Phoenix 2 Ltd. (Cayman
	Islands), 144a, 7.750%, 10/15/24	56,169
8,000	Ultra Resources, Inc., 144a,
	6.875%, 4/15/22	8,160
14,000	Ultra Resources, Inc., 144a,
	7.125%, 4/15/25	14,140
85,000	Unit Corp., 6.625%, 5/15/21	85,212
436,000	Williams Cos., Inc. (The),
	3.700%, 1/15/23	433,820
8,000	Williams Cos., Inc. (The),
	5.750%, 6/24/44	8,460
6,000	Williams Cos., Inc. (The),
	7.500%, 1/15/31	7,200
		5,872,938

	Consumer Discretionary — 4.3%
5,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a, 4.250%, 5/15/24	5,018
17,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a,
	5.000%, 10/15/25	17,211
10,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a,
	5.000%, 10/15/25	10,124
18,000	ACCO Brands Corp., 144a,
	5.250%, 12/15/24	18,675
444,000	Amazon.com, Inc., 144a,
	2.800%, 8/22/24	445,705
33,000	AMC Entertainment Holdings, Inc.,
	5.875%, 11/15/26	32,546
6,000	American Builders & Contractors
	Supply Co., Inc., 144a,
	5.750%, 12/15/23	6,390
120,000	Anheuser-Busch InBev Finance, Inc.,
	2.650%, 2/1/21	121,949
306,000	Anheuser-Busch InBev Finance, Inc.,
	4.900%, 2/1/46	345,648
490,000	AutoNation, Inc., 5.500%, 2/1/20	523,341
57,000	Belo Corp., 7.250%, 9/15/27	64,125
11,000	Brinker International, Inc.,
	3.875%, 5/15/23	10,753
14,000	Cable One, Inc., 144a, 5.750%, 6/15/22	14,630
70,000	Cablevision Systems Corp.,
	5.875%, 9/15/22	72,450
17,000	CalAtlantic Group, Inc.,
	5.875%, 11/15/24	18,572
205,000	CBS Corp., 4.900%, 8/15/44	212,692
101,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.750%, 2/15/26	105,899
5,000	Cedar Fair LP / Canada’s Wonderland
	Co. / Magnum Management Corp. /
	Millennium Op, 144a,
	5.375%, 4/15/27	5,250
16,000	Century Communities, Inc., 144a,
	5.875%, 7/15/25	16,080
50,000	Cimpress NV (Netherlands), 144a,
	7.000%, 4/1/22	51,813
5,000	Cumberland Farms, Inc., 144a,
	6.750%, 5/1/25	5,314

57

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 35.9% (Continued)

	Consumer Discretionary — (Continued)
$436,000	Delphi Automotive PLC (Jersey),
	3.150%, 11/19/20	$446,100
12,000	Delphi Jersey Holdings PLC (Jersey),
	144a, 5.000%, 10/1/25	12,210
441,000	Dollar General Corp., 3.875%, 4/15/27	458,345
15,000	Dollar Tree, Inc., 5.750%, 3/1/23	15,825
156,000	Ford Motor Co., 4.750%, 1/15/43	152,945
475,000	Forest Laboratories LLC, 144a,
	5.000%, 12/15/21	519,128
10,000	GLP Capital LP / GLP Financing II, Inc.,
	5.375%, 11/1/23	10,950
58,000	GLP Capital LP / GLP Financing II, Inc.,
	5.375%, 4/15/26	63,292
12,000	H&E Equipment Services, Inc., 144a,
	5.625%, 9/1/25	12,660
38,000	Hanesbrands, Inc., 144a,
	4.625%, 5/15/24	39,568
220,000	Home Depot, Inc. (The),
	5.950%, 4/1/41	289,898
33,000	International Game Technology PLC
	(United Kingdom), 144a,
	6.250%, 2/15/22	36,482
12,000	JC Penney Corp., Inc., 144a,
	5.875%, 7/1/23	12,120
316,000	Lear Corp., 3.800%, 9/15/27	314,800
42,000	Lennar Corp., 4.750%, 5/30/25	43,890
12,000	Lennar Corp., 4.875%, 12/15/23	12,690
16,000	Live Nation Entertainment, Inc., 144a,
	4.875%, 11/1/24	16,560
33,000	LSC Communications, Inc., 144a,
	8.750%, 10/15/23	33,990
29,000	M/I Homes, Inc., 6.750%, 1/15/21	30,269
5,000	M/I Homes, Inc., 144a, 5.625%, 8/1/25	5,106
37,000	MDC Partners, Inc. (Canada), 144a,
	6.500%, 5/1/24	37,278
30,000	NCL Corp. Ltd. (Bermuda), 144a,
	4.750%, 12/15/21	31,125
12,000	New Home Co., Inc. (The),
	7.250%, 4/1/22	12,390
9,000	Penske Automotive Group, Inc.,
	3.750%, 8/15/20	9,180
7,000	Performance Food Group, Inc., 144a,
	5.500%, 6/1/24	7,228
19,000	PulteGroup, Inc., 5.500%, 3/1/26	20,718
31,000	Quad/Graphics, Inc., 7.000%, 5/1/22	31,775
20,000	Sabre GLBL, Inc., 144a,
	5.250%, 11/15/23	20,550
21,000	Scotts Miracle-Gro Co. (The),
	5.250%, 12/15/26	22,155
46,000	ServiceMaster Co. LLC (The), 144a,
	5.125%, 11/15/24	47,265
7,000	Sirius XM Radio, Inc., 144a,
	5.375%, 4/15/25	7,385
17,000	Sirius XM Radio, Inc., 144a,
	5.375%, 7/15/26	17,892
7,000	Sonic Automotive, Inc.,
	5.000%, 5/15/23	6,842
13,000	Sonic Automotive, Inc.,
	6.125%, 3/15/27	13,325
41,000	Staples, Inc., 144a, 8.500%, 9/15/25	39,873
8,000	Suburban Propane Partners
	LP/Suburban Energy Finance Corp.,
	5.875%, 3/1/27	7,920
12,000	Tempur Sealy International, Inc.,
	5.625%, 10/15/23	12,615
26,000	Tenneco, Inc., 5.000%, 7/15/26	26,650
333,000	Time Warner, Inc., 3.800%, 2/15/27	333,077
42,000	Toll Brothers Finance Corp.,
	4.875%, 11/15/25	43,743
17,000	United Rentals North America, Inc.,
	4.625%, 7/15/23	17,744
9,000	United Rentals North America, Inc.,
	4.625%, 10/15/25	9,112
8,000	United Rentals North America, Inc.,
	5.875%, 9/15/26	8,690
16,000	Wabash National Corp., 144a,
	5.500%, 10/1/25	16,300
10,000	William Lyon Homes, Inc.,
	5.875%, 1/31/25	10,250
65,000	ZF North America Capital, Inc., 144a,
	4.500%, 4/29/22	68,331
		5,510,426

	Health Care — 3.5%
395,000	Abbott Laboratories,
	3.750%, 11/30/26	405,310
342,000	AbbVie, Inc., 4.450%, 5/14/46	359,984
77,000	Acadia Healthcare Co., Inc.,
	6.500%, 3/1/24	82,679
195,000	Allergan Funding SCS (Luxembourg),
	3.800%, 3/15/25	202,509
380,000	Catholic Health Initiatives,
	4.200%, 8/1/23	395,535
272,000	Celgene Corp., 5.000%, 8/15/45	307,490
12,000	Centene Corp., 4.750%, 1/15/25	12,450
28,000	CHS/Community Health Systems, Inc.,
	6.250%, 3/31/23	27,510
28,000	Envision Healthcare Corp.,
	5.625%, 7/15/22	29,190
24,000	Envision Healthcare Corp., 144a,
	6.250%, 12/1/24	25,740
336,000	Express Scripts Holding Co.,
	3.300%, 2/25/21	345,584
54,000	HCA, Inc., 5.375%, 2/1/25	56,902
52,000	HCA, Inc., 5.875%, 5/1/23	56,550
47,000	HealthSouth Corp., 5.750%, 11/1/24	48,234
7,000	Mallinckrodt International Finance SA
	(Luxembourg), 4.750%, 4/15/23	5,968

58

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 35.9% (Continued)

	Health Care — (Continued)
$53,000	Mallinckrodt International Finance SA
	/ Mallinckrodt CB LLC
	(Luxembourg), 144a,
	5.500%, 4/15/25	$47,832
320,000	Medtronic Global Holdings SCA
	(Luxembourg), 3.350%, 4/1/27	328,922
180,000	Mylan NV (Netherlands),
	3.000%, 12/15/18	182,032
300,000	Ochsner Clinic Foundation,
	5.897%, 5/15/45	375,731
47,000	Select Medical Corp., 6.375%, 6/1/21	48,410
426,000	Shire Acquisitions Investments Ireland
	DAC (Ireland), 2.400%, 9/23/21	424,511
8,000	Teleflex, Inc., 4.875%, 6/1/26	8,300
6,000	Tenet Healthcare Corp.,
	4.750%, 6/1/20	6,196
15,000	Tenet Healthcare Corp., 144a,
	7.500%, 1/1/22	15,881
378,000	Teva Pharmaceutical Finance
	Netherlands III BV (Netherlands),
	3.150%, 10/1/26†	348,401
28,000	Universal Hospital Services, Inc.,
	7.625%, 8/15/20	28,350
190,000	Zimmer Biomet Holdings, Inc.,
	3.150%, 4/1/22	193,450
110,000	Zimmer Biomet Holdings, Inc.,
	3.375%, 11/30/21	112,708
		4,482,359

	Information Technology — 2.8%
429,000	Activision Blizzard, Inc., 144a,
	6.125%, 9/15/23	460,103
313,000	Apple, Inc., 4.650%, 2/23/46	354,627
17,000	CDW LLC / CDW Finance Corp.,
	5.000%, 9/1/23	17,792
38,000	CDW LLC / CDW Finance Corp.,
	5.500%, 12/1/24	42,323
395,000	Dell International LLC / EMC Corp.,
	144a, 6.020%, 6/15/26	438,667
87,000	Dell International LLC / EMC Corp.,
	144a, 7.125%, 6/15/24	96,120
54,000	Diebold Nixdorf, Inc., 8.500%, 4/15/24	58,537
10,000	EMC Corp., 3.375%, 6/1/23	9,633
7,000	First Data Corp., 144a, 7.000%, 12/1/23	7,475
982,000	Hewlett Packard Enterprise Co., 144a,
	2.100%, 10/4/19	982,333
5,000	j2 Cloud Services LLC / j2 Global
	Co-Obligor, Inc., 144a,
	6.000%, 7/15/25	5,231
190,000	Microsoft Corp., 3.500%, 2/12/35	193,398
88,000	NCR Corp., 5.875%, 12/15/21	90,926
20,000	Open Text Corp. (Canada), 144a,
	5.875%, 6/1/26	21,950
338,000	Oracle Corp., 2.650%, 7/15/26	332,007
425,000	QUALCOMM, Inc., 3.450%, 5/20/25	438,471
11,000	Quintiles IMS, Inc., 144a,
	4.875%, 5/15/23	11,440
31,000	Sensata Technologies BV
	(Netherlands), 144a,
	5.000%, 10/1/25	32,676
		3,593,709

	Telecommunication Services — 2.8%
59,000	Altice Financing SA (Luxemburg),
	144a, 6.625%, 2/15/23	62,540
6,000	AMC Networks, Inc., 4.750%, 8/1/25	6,060
23,000	AMC Networks, Inc., 5.000%, 4/1/24	23,748
225,000	AT&T, Inc., 3.900%, 3/11/24	233,046
316,000	AT&T, Inc., 3.900%, 8/14/27	316,615
90,000	AT&T, Inc., 4.350%, 6/15/45	82,604
360,000	AT&T, Inc., 4.500%, 5/15/35	355,423
7,000	Block Communications, Inc., 144a,
	6.875%, 2/15/25	7,597
13,000	CenturyLink, Inc., 5.625%, 4/1/25	12,448
34,000	CenturyLink, Inc., 5.800%, 3/15/22	33,888
2,000	CenturyLink, Inc., 6.450%, 6/15/21	2,081
13,000	CenturyLink, Inc., 6.875%, 1/15/28	12,560
264,000	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital,
	6.484%, 10/23/45	309,851
372,000	Comcast Corp., 2.850%, 1/15/23	377,744
16,000	CommScope Technologies LLC, 144a,
	5.000%, 3/15/27	16,040
4,000	CommScope, Inc., 144a,
	5.500%, 6/15/24	4,185
34,000	CSC Holdings LLC, 5.250%, 6/1/24	34,383
48,000	DISH DBS Corp., 5.125%, 5/1/20	50,326
15,000	EW Scripps Co. (The), 144a,
	5.125%, 5/15/25	15,300
90,000	Frontier Communications Corp.,
	6.250%, 9/15/21	73,998
10,000	Frontier Communications Corp.,
	10.500%, 9/15/22	8,675
33,000	Gray Television, Inc., 144a,
	5.125%, 10/15/24	33,165
5,000	LIN Television Corp., 5.875%, 11/15/22	5,212
31,000	Nexstar Broadcasting, Inc., 144a,
	5.625%, 8/1/24	32,085
8,000	Nokia OYJ (Finland), 3.375%, 6/12/22	8,070
8,000	Nokia OYJ (Finland), 4.375%, 6/12/27	8,230
382,000	Qwest Corp., 6.750%, 12/1/21	417,138
12,000	Sinclair Television Group, Inc., 144a,
	5.625%, 8/1/24	12,315
117,000	Sprint Communications, Inc.,
	6.000%, 11/15/22	125,251
7,000	Symantec Corp., 144a,
	5.000%, 4/15/25	7,319
5,000	TEGNA, Inc., 144a, 5.500%, 9/15/24	5,262

59

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 35.9% (Continued)

	Telecommunication Services — (Continued)
$9,000	Univision Communications, Inc., 144a,
	5.125%, 2/15/25	$9,079
4,000	VeriSign, Inc., 4.750%, 7/15/27	4,120
425,000	Verizon Communications, Inc.,
	4.672%, 3/15/55	404,854
331,000	Verizon Communications, Inc.,
	5.012%, 4/15/49	338,419
16,000	ViaSat, Inc., 144a, 5.625%, 9/15/25	16,101
40,000	Videotron Ltd. / Videotron Ltee
	(Canada), 144a, 5.125%, 4/15/27	41,588
22,000	Zayo Group LLC / Zayo Capital, Inc.,
	6.000%, 4/1/23	23,238
13,000	Zayo Group LLC / Zayo Capital, Inc.,
	144a, 5.750%, 1/15/27	13,780
		3,544,338

	Consumer Staples — 2.4%
29,000	Albertsons Cos. LLC / Safeway, Inc. /
	New Albertson’s Inc. / Albertson’s
	LLC, 5.750%, 3/15/25	25,520
22,000	Avis Budget Car Rental LLC / Avis
	Budget Finance, Inc.,
	5.500%, 4/1/23	22,495
13,000	Avis Budget Car Rental LLC / Avis
	Budget Finance, Inc., 144a,
	5.125%, 6/1/22	13,179
13,000	B&G Foods, Inc., 5.250%, 4/1/25	13,325
19,000	Booz Allen Hamilton, Inc., 144a,
	5.125%, 5/1/25	19,190
26,000	Cardtronics, Inc. / Cardtronics USA,
	144a, 5.500%, 5/1/25	26,598
15,000	CDK Global, Inc., 144a, 4.875%, 6/1/27	15,413
17,000	Centene Corp., 6.125%, 2/15/24	18,381
27,000	Cott Holdings, Inc., 144a,
	5.500%, 4/1/25	28,148
260,000	CVS Health Corp., 5.125%, 7/20/45	299,014
20,000	First Quality Finance Co., Inc., 144a,
	5.000%, 7/1/25	20,625
13,000	Hertz Corp. (The), 6.750%, 4/15/19	12,968
12,000	Hertz Corp. (The), 144a,
	7.625%, 6/1/22	12,375
55,000	IHS Markit Ltd. (Bermuda), 144a,
	5.000%, 11/1/22	59,262
575,000	Imperial Brands Finance PLC (United
	Kingdom), 144a, 4.250%, 7/21/25	606,499
16,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 7.250%, 6/1/21	16,320
40,000	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC, 144a,
	5.000%, 6/1/24	42,150
265,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	340,450
170,000	Kroger Co. (The), 5.000%, 4/15/42	170,663
364,000	Mead Johnson Nutrition Co.,
	4.125%, 11/15/25	392,986
351,000	Moody’s Corp., 2.750%, 12/15/21	353,756
2,000	Pilgrim’s Pride Corp., 144a,
	5.750%, 3/15/25	2,065
2,000	Pilgrim’s Pride Corp., 144a,
	5.875%, 9/30/27	2,042
73,000	Post Holdings, Inc., 144a,
	5.000%, 8/15/26	72,818
394,000	Reynolds American, Inc.,
	4.450%, 6/12/25	422,305
56,000	Rite Aid Corp., 144a, 6.125%, 4/1/23	54,390
2,000	Spectrum Brands, Inc.,
	6.125%, 12/15/24	2,142
17,000	Tenet Healthcare Corp., 144a,
	5.125%, 5/1/25	16,766
14,000	TreeHouse Foods, Inc., 144a,
	6.000%, 2/15/24	14,962
11,000	US Foods, Inc., 144a, 5.875%, 6/15/24	11,522
		3,108,329

	Utilities — 2.3%
78,000	AES Corp., 4.875%, 5/15/23	80,340
874,000	Alabama Power Capital Trust V, (3M
	LIBOR +3.100%), 4.435%, 10/1/42(A)	863,075
27,000	Calpine Corp., 5.375%, 1/15/23†	26,295
420,000	Dominion Energy, Inc.,
	2.000%, 8/15/21	413,045
8,000	Dynegy, Inc., 5.875%, 6/1/23	7,960
21,000	Dynegy, Inc., 7.375%, 11/1/22	21,866
384,000	Fortis, Inc. (Canada), 3.055%, 10/4/26	370,597
17,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 6.875%, 10/15/21	17,000
65,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 7.500%, 11/1/23	64,675
200,000	OmGrid Funding Ltd. (Cayman
	Islands), 144a, 5.196%, 5/16/27	200,690
330,000	Oncor Electric Delivery Co. LLC, 144a,
	3.800%, 9/30/47	332,343
372,000	PacifiCorp, 5.750%, 4/1/37	469,336
		2,867,222

	Industrials — 2.1%
9,000	Allegion PLC (Ireland),
	5.875%, 9/15/23	9,720
31,000	Arconic, Inc., 5.125%, 10/1/24	32,987
190,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	242,017
48,000	CNH Industrial NV (Netherlands),
	4.500%, 8/15/23	50,832
400,000	FedEx Corp., 5.100%, 1/15/44	451,518
15,000	JB Poindexter & Co., Inc., 144a,
	9.000%, 4/1/22	15,675
57,000	KLX, Inc., 144a, 5.875%, 12/1/22	59,719
29,000	Louisiana-Pacific Corp.,
	4.875%, 9/15/24	29,880
280,000	Martin Marietta Materials, Inc., (3M
	LIBOR +0.650%), 1.965%, 5/22/20(A)	281,132

60

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 35.9% (Continued)

	Industrials — (Continued)
$3,000	Moog, Inc., 144a, 5.250%, 12/1/22	$3,128
15,000	Multi-Color Corp., 144a,
	4.875%, 11/1/25	15,164
20,000	Orbital ATK, Inc., 5.250%, 10/1/21	20,700
5,000	Owens-Brockway Glass Container, Inc.,
	144a, 5.875%, 8/15/23	5,525
430,000	Roper Technologies, Inc.,
	3.000%, 12/15/20	438,711
334,000	SBA Tower Trust, 144a,
	2.898%, 10/8/19	336,068
350,000	Siemens Financieringsmaatschappij
	NV (Netherlands), 144a,
	3.125%, 3/16/24	357,601
25,000	Standard Industries, Inc./NJ, 144a,
	6.000%, 10/15/25	27,274
10,000	TransDigm, Inc., 5.500%, 10/15/20	10,150
16,000	TriMas Corp., 144a, 4.875%, 10/15/25	16,130
15,000	Triumph Group, Inc., 5.250%, 6/1/22	14,662
12,000	Triumph Group, Inc., 144a,
	7.750%, 8/15/25	12,630
280,000	Vulcan Materials Co., 4.500%, 4/1/25	298,763
		2,729,986

	Real Estate — 1.8%
258,000	Care Capital Properties LP. REIT,
	5.125%, 8/15/26	264,652
7,000	CoreCivic, Inc. REIT, 4.125%, 4/1/20	7,175
6,000	CoreCivic, Inc. REIT, 4.625%, 5/1/23	6,135
15,000	CoreCivic, Inc. REIT, 5.000%, 10/15/22	15,600
476,000	Crown Castle International Corp.,
	3.650%, 9/1/27	475,738
332,000	Digital Realty Trust LP, 2.750%, 2/1/23	330,533
3,000	DuPont Fabros Technology LP, REIT,
	5.625%, 6/15/23	3,194
14,000	Equinix, Inc. REIT, 5.375%, 4/1/23	14,571
7,000	Equinix, Inc. REIT, 5.375%, 5/15/27	7,604
39,000	ESH Hospitality, Inc. REIT, 144a,
	5.250%, 5/1/25	40,316
7,000	iStar, Inc., 4.625%, 9/15/20	7,158
113,000	Mid-America Apartments LP REIT,
	3.750%, 6/15/24	116,499
12,000	Realogy Group LLC / Realogy
	Co.-Issuer Corp. REIT, 144a,
	4.875%, 6/1/23	12,330
330,000	Simon Property Group LP REIT,
	2.750%, 2/1/23	331,252
398,000	Ventas Realty LP, 3.500%, 2/1/25	399,553
175,000	Vornado Realty LP REIT,
	5.000%, 1/15/22	188,979
		2,221,289

	Materials — 0.9%
13,000	AK Steel Corp., 7.625%, 10/1/21	13,520
11,000	ArcelorMittal (Luxembourg),
	6.000%, 3/1/21	12,073
200,000	Braskem America Finance Co., 144a,
	7.125%, 7/22/41	227,000
13,000	CF Industries, Inc., 144a,
	4.500%, 12/1/26	13,602
7,000	Commercial Metals Co.,
	5.375%, 7/15/27	7,350
48,000	CVR Partners LP / CVR Nitrogen
	Finance Corp., 144a,
	9.250%, 6/15/23	51,120
39,000	Freeport-Mcmoran Copper & Gold,
	Inc., 3.550%, 3/1/22	38,403
13,000	Freeport-McMoRan, Inc.,
	6.750%, 2/1/22	13,552
3,000	Freeport-McMoRan, Inc.,
	6.875%, 2/15/23	3,270
21,000	Hudbay Minerals, Inc. (Canada), 144a,
	7.250%, 1/15/23	22,365
16,000	Hudbay Minerals, Inc. (Canada), 144a,
	7.625%, 1/15/25	17,320
26,000	Kinross Gold Corp. (Canada), 144a,
	4.500%, 7/15/27	26,228
10,000	Kraton Polymers LLC / Kraton
	Polymers Capital Corp., 144a,
	7.000%, 4/15/25	10,725
22,000	Lundin Mining Corp. (Canada), 144a,
	7.500%, 11/1/20	22,880
4,000	NOVA Chemicals Corp. (Canada), 144a,
	4.875%, 6/1/24	4,050
27,000	NOVA Chemicals Corp. (Canada), 144a,
	5.250%, 8/1/23	27,810
170,000	Sherwin-Williams Co. (The),
	4.500%, 6/1/47	178,406
36,000	Steel Dynamics, Inc., 144a,
	4.125%, 9/15/25	36,292
336,000	Suzano Austria GmbH, 144a,
	5.750%, 7/14/26	360,965
14,000	Teck Resources Ltd. (Canada),
	6.250%, 7/15/41	15,810
13,000	Trinseo Materials Operating SCA /
	Trinseo Materials Finance, Inc.
	(Luxembourg), 144a,
	5.375%, 9/1/25	13,374
		1,116,115
	Total Corporate Bonds	$45,706,892

	U.S. Government Mortgage-Backed
	Obligations — 9.3%
64,595	FHLMC, Pool #1B3366, (12M LIBOR
	+1.783%), 3.447%, 3/1/37(A)	68,206
157,800	FHLMC, Pool #1H1348, (1 Year CMT
	Rate +2.140%), 3.080%, 10/1/36(A)	166,311
391,135	FHLMC, Pool #1Q0339, (12M LIBOR
	+1.932%), 3.578%, 4/1/37(A)	411,939

61

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed
	Obligations — 9.3% (Continued)
$21,598	FHLMC, Pool #A12886, 5.000%, 8/1/33	$23,840
60,573	FHLMC, Pool #A13842, 6.000%, 9/1/33	68,141
13,249	FHLMC, Pool #A21415, 5.000%, 5/1/34	14,488
28,926	FHLMC, Pool #A35682, 5.000%, 7/1/35	31,636
14,889	FHLMC, Pool #A36523, 5.000%, 8/1/35	16,246
84,356	FHLMC, Pool #A46590, 5.000%, 8/1/35	91,611
24,711	FHLMC, Pool #A56988, 5.500%, 2/1/37	27,525
160,312	FHLMC, Pool #A96485, 4.500%, 1/1/41	172,530
773,816	FHLMC, Pool #A97897, 4.500%, 4/1/41	846,085
20,129	FHLMC, Pool #C62740, 7.000%, 1/1/32	21,904
26,020	FHLMC, Pool #C72254, 6.500%, 7/1/32	29,609
95,648	FHLMC, Pool #C90986, 7.000%, 6/1/26	104,745
26,021	FHLMC, Pool #G02184, 5.000%, 4/1/36	28,535
415,615	FHLMC, Pool #G05733,
	5.000%, 11/1/39	459,747
244,682	FHLMC, Pool #J13584,
	3.500%, 11/1/25	257,118
92,807	FNMA, Pool #255628, 5.500%, 2/1/25	102,561
4,369	FNMA, Pool #432269, 6.500%, 8/1/28	4,842
1	FNMA, Pool #535290, 8.000%, 5/1/30	1
10,070	FNMA, Pool #540040, 7.500%, 6/1/28	10,094
20,792	FNMA, Pool #561741, 7.500%, 1/1/31	23,607
38,181	FNMA, Pool #640291, 7.000%, 8/1/32	39,172
32,402	FNMA, Pool #653301, 6.500%, 7/1/32	35,905
71,517	FNMA, Pool #653502, 6.500%, 7/1/32	79,250
41,406	FNMA, Pool #670402, 6.500%, 6/1/32	46,291
1,415	FNMA, Pool #704460, 6.000%, 5/1/18	1,417
5,342	FNMA, Pool #725906, (12M LIBOR
	+1.617%), 3.367%, 8/1/34(A)	5,624
238,228	FNMA, Pool #745257, 6.000%, 1/1/36	270,855
1,875	FNMA, Pool #745974, (12M LIBOR
	+1.853%), 3.337%, 10/1/36(A)	1,980
106,271	FNMA, Pool #810049, 5.500%, 3/1/35	118,043
150,682	FNMA, Pool #819297, 6.000%, 9/1/35	171,776
53,704	FNMA, Pool #889060, 6.000%, 1/1/38	61,058
115,124	FNMA, Pool #889061, 6.000%, 1/1/38	132,613
37,407	FNMA, Pool #893003, 7.000%, 9/1/36	38,735
12,343	FNMA, Pool #895657, 6.500%, 8/1/36	13,604
184,358	FNMA, Pool #905049, 5.500%, 11/1/36	203,728
90,364	FNMA, Pool #908944, 5.500%, 1/1/37	99,858
602,203	FNMA, Pool #928553, 5.500%, 8/1/37	685,999
298,532	FNMA, Pool #AA3467, 4.500%, 4/1/39	324,959
475,189	FNMA, Pool #AA4584, 4.500%, 4/1/39	517,269
109,056	FNMA, Pool #AB1800, 4.000%, 11/1/40	116,246
374,327	FNMA, Pool #AB2452, 4.000%, 3/1/26	393,556
119,577	FNMA, Pool #AD3775, 4.500%, 3/1/25	126,701
160,288	FNMA, Pool #AD6193, 5.000%, 6/1/40	175,257
393,494	FNMA, Pool #AE0996, 4.000%, 2/1/41	419,364
225,302	FNMA, Pool #AE1568, 4.000%, 9/1/40	238,252
685,274	FNMA, Pool #AE2497, 4.500%, 9/1/40	748,365
109,660	FNMA, Pool #AE5441, 5.000%, 10/1/40	119,955
351,282	FNMA, Pool #AH1135, 5.000%, 1/1/41	384,511
553,680	FNMA, Pool #AH3483, 3.500%, 2/1/26	578,800
225,880	FNMA, Pool #AH3671, 4.000%, 2/1/26	237,093
591,076	FNMA, Pool #AH6622, 4.000%, 3/1/41	633,967
764,913	FNMA, Pool #AL0150, 4.000%, 2/1/41	815,417
178,746	FNMA, Pool #AL0211, 5.000%, 4/1/41	195,498
79,112	FNMA, Pool #AS7813, 4.000%, 8/1/46	83,344
36,193	GNMA, Pool #5305, 4.000%, 2/20/42	38,379
4,456,303	GNMA, Ser 2016-113, Class IO,
	1.191%, 2/16/58(A)(C)(D)	411,564
323,832	GNMA, Ser 2017-120, Class UZ,
	4.000%, 8/20/47	315,558
	Total U.S. Government
	Mortgage-Backed Obligations	$11,861,284

	Asset-Backed Securities — 3.9%
475,000	Ascentium Equipment Receivables
	Trust, Ser 2016-1A, Class B, 144a,
	2.850%, 7/10/20	479,390
3,352	CIT Home Equity Loan Trust, Ser
	2002-1, Class AF5,
	7.210%, 2/25/33(E)	3,457
369,018	CWHEQ Home Equity Loan Trust, Ser
	2007-S1, Class A5,
	6.018%, 11/25/36(A)(D)	355,403
430,279	Dell Equipment Finance Trust, Ser
	2015-1, Class C, 144a,
	2.420%, 3/23/20	430,740
360,000	Domino’s Pizza Master Issuer LLC, Ser
	2017-1A, Class A23, 144a,
	4.118%, 7/25/47	364,414
346,482	FFMLT Trust, Ser 2005-FFA, Class M3,
	6.017%, 3/25/25(E)	357,320
195,844	FHLMC Structured Pass Through
	Securities, Ser T-20, Class A5,
	6.821%, 12/25/29(E)	231,293
41,643	FNMA REMIC Trust, Ser 2001-W2, Class
	AF6, 6.589%, 10/25/31(E)	44,097
1,460,769	Mid-State Capital Corp. Trust, Ser
	2005-1, Class M2, 7.079%, 1/15/40	1,596,267
394,059	Orange Lake Timeshare Trust, Ser
	2016-A, Class A, 144a,
	2.610%, 3/8/29	392,934
1,709	RASC Trust, Ser 2001-KS3, Class AI6,
	5.960%, 9/25/31(A)(D)	1,777
313,163	Sonic Capital LLC, Ser 2016-1A, Class
	A2, 144a, 4.472%, 5/20/46	315,633
366,656	SpringCastle America Funding LLC,
	Ser 2016-AA, Class A, 144a,
	3.050%, 4/25/29	369,155
	Total Asset-Backed Securities	$4,941,880

	Non-Agency Collateralized Mortgage
	Obligations — 2.8%
3,846	Adjustable Rate Mortgage Trust, Ser
	2004-4, Class 3A1,
	3.397%, 3/25/35(A)(D)	3,772
233,033	Alternative Loan Trust, Ser 2004-30CB,
	Class 3A1, 5.000%, 2/25/20	229,060
14,765	Alternative Loan Trust, Ser 2005-J3,
	Class 3A1, 6.500%, 9/25/34	14,271

62

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Non-Agency Collateralized Mortgage
	Obligations — 2.8% (Continued)
$42,366	CSFB Mortgage-Backed Trust, Ser
	2004-7, Class 6A1, 5.250%, 10/25/19	$42,786
89,516	JP Morgan Mortgage Trust, Ser
	2005-A1, Class 2A1,
	3.306%, 2/25/35(A)(D)	90,915
255,071	JP Morgan Mortgage Trust, Ser
	2005-A2, Class 7CB1,
	3.529%, 4/25/35(A)(D)	258,058
56,318	JP Morgan Mortgage Trust, Ser
	2006-A4, Class 2A2,
	3.335%, 6/25/36(A)(D)	50,973
34,385	MASTR Alternative Loans Trust, Ser
	2004-7, Class 10A1, 6.000%, 6/25/34	34,683
202,021	Residential Asset Securitization Trust,
	Ser 2006-A1, Class 1A3,
	6.000%, 4/25/36	154,585
338,108	Sequoia Mortgage Trust, Ser 2013-1,
	Class B1, 3.641%, 2/25/43(A)(D)	347,749
396,432	Sequoia Mortgage Trust, Ser 2013-1,
	Class B2, 3.640%, 2/25/43(A)(D)	405,277
586,891	Sequoia Mortgage Trust, Ser 2013-10,
	Class B2, 144a, 3.563%, 8/25/43(A)(D)	578,572
929	Structured Asset Securities Corp.
	Mortgage Pass-Through
	Certificates, Ser 2004-21XS, Class
	2A6B, 5.650%, 12/25/34(E)	921
132,845	Structured Asset Securities Corp. Trust,
	Ser 2005-17, Class 5A1,
	5.500%, 10/25/35	110,677
700,000	Towd Point Mortgage Trust, Ser
	2015-3, Class A2, 144a,
	4.000%, 3/25/54(A)(D)	715,338
327,068	Towd Point Mortgage Trust, Ser
	2016-2, Class A1, 144a,
	3.000%, 8/25/55(A)(D)	330,778
108,294	Washington Mutual Alternative
	Mortgage Pass-Through
	Certificates, Ser 2005-9, Class 2A4,
	5.500%, 11/25/35	99,588
114,858	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-G, Class
	A1, 3.365%, 6/25/33(A)(D)	115,741
	Total Non-Agency Collateralized
	Mortgage Obligations	$3,583,744

	Commercial Mortgage-Backed Securities — 1.7%
472,000	280 Park Avenue 2017-280P Mortgage
	Trust, Ser 2017-280P, Class A, 144a,
	(1M LIBOR +0.880%),
	2.116%, 9/15/34(A)	472,146
595,000	Cosmopolitan Hotel Trust, Ser
	2016-CSMO, Class A, 144a, (1M
	LIBOR +1.400%),
	2.634%, 11/15/33(A)	598,640
550,000	Eleven Madison Trust Mortgage Trust,
	Ser 2015-11MD, Class C, 144a,
	3.673%, 9/10/35(A)(D)	556,079
528,000	J.P. Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2016-NINE, Class B, 144a,
	2.854%, 10/6/38(A)(D)	507,537
	Total Commercial
	Mortgage-Backed Securities	$2,134,402

	Sovereign Government Obligations — 1.2%
253,000	Bermuda Government International
	Bond, 144a, 3.717%, 1/25/27	256,163
350,000	Mexico Government International
	Bond, 4.350%, 1/15/47	340,375
432,000	Portugal Government International
	Bond, 144a, 5.125%, 10/15/24	458,417
470,000	Province of Alberta Canada, 2.200%,
	7/26/22	467,729
	Total Sovereign Government
	Obligations	$1,522,684

Shares

	Preferred Stocks — 0.5%

	Utilities — 0.5%
1,773	Entergy Arkansas, Inc., 4.875%	44,343
7,620	Entergy Louisiana LLC, 4.875%	189,509
6,186	Entergy Mississippi, Inc., 4.900%	154,279
6,160	Integrys Holding, Inc., 6.000%	174,944
	Total Preferred Stocks	$563,075

Principal
Amount

	Agency Collateralized Mortgage
	Obligations — 0.2%
$122,445	FNMA REMIC, Ser 2015-51, Class KC,
	3.000%, 6/25/45	123,851
125,183	FNMA Trust, Ser 2004-W15, Class 2AF,
	(1M LIBOR +0.250%),
	1.487%, 8/25/44(A)	124,288
	Total Agency Collateralized
	Mortgage Obligations	$248,139

63

Touchstone Active Bond Fund (Continued)

		Market
Shares		Value

	Short-Term Investment Funds — 3.3%
3,416,688	Dreyfus Government Cash
	Management, Institutional Shares,
	0.92%¥W	$3,416,688
766,137	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.93%**¥W	766,137
	Total Short-Term Investment Funds	$4,182,825

	Total Investment Securities —99.9%
	(Cost $125,061,695)	$127,045,078

	Other Assets in
	Excess of Liabilities — 0.1%	160,993

	Net Assets — 100.0%	$127,206,071

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2017.

(B)	Perpetual Bond - A bond with no definite maturity date.

(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(D)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(E)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect as of September 30, 2017.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2017 was $743,226.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

Portfolio Abbreviations:

DAC - Designated Activity Company

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LIBOR - London Inter Bank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities were valued at $15,764,748 or 12.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

64

Touchstone Active Bond Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
U.S. Treasury Obligations	$—	$52,300,153	$—	$52,300,153
Corporate Bonds	—	45,706,892	—	45,706,892
U.S. Government Mortgage-Backed Obligations	—	11,861,284	—	11,861,284
Asset-Backed Securities	—	4,941,880	—	4,941,880
Non-Agency Collateralized Mortgage Obligations	—	3,583,744	—	3,583,744
Commercial Mortgage-Backed Securities	—	2,134,402	—	2,134,402
Sovereign Government Obligations	—	1,522,684	—	1,522,684
Preferred Stocks	563,075	—	—	563,075
Agency Collateralized Mortgage Obligations	—	248,139	—	248,139
Short-Term Investment Funds	4,182,825	—	—	4,182,825
Total Assets	$4,745,900	$122,299,178	$—	$127,045,078

See accompanying Notes to Financial Statements.

65

Portfolio of Investments

Touchstone Arbitrage Fund – September 30, 2017

		Market
	Shares	Value

Common Stocks — 79.8%

Financials — 27.7%
Avista Healthcare Public Acquisition Corp. - Class A (Cayman Islands)*†	223,494	$2,234,940
Avista Healthcare Public Acquisition Corp. (Cayman Islands)*	682	7,052
Boulevard Acquisition Corp. I*	29,300	305,306
Boulevard Acquisition Corp. II*†	169,249	1,692,490
Capitol Investment Corp. IV (Cayman Islands)*	289,219	2,926,896
Double Eagle Acquisition Corp. - Class A (Cayman Islands)*	45,145	455,964
Federal Street Acquisition Corp.*	521,559	5,356,411
Federal Street Acquisition Corp., - Class A*	53,700	523,575
Gores Holdings II, Inc.*	107,940	1,129,052
Gores Holdings II, Inc., Class A*	330,850	3,298,574
GTY Technology Holdings, Inc. (Cayman Islands)*	11,286	118,052
GTY Technology Holdings, Inc., Class A (Cayman Islands)*	344,401	3,437,122
Hennessy Capital Acquisition Corp. III*	127,532	1,257,466
Hennessy Capital Acquisition Corp. III*	2,800	28,910
Kayne Anderson Acquisition Corp., Class A*	119,629	1,166,383
Kayne Anderson Acquisition Corp., Class C*	565,300	5,647,347
Landcadia Holdings, Inc.*	190,207	1,905,874
Landcadia Holdings, Inc.*	65,000	698,100
Matlin and Partners Acquisition Corp.*	349,105	3,543,416
Matlin and Partners Acquisition Corp., Class A*	146,098	1,418,612
Pensare Acquisition Corp.*	316,247	3,266,832
Saban Capital Acquisition Corp. (Cayman Islands)*	68,140	723,647
Saban Capital Acquisition Corp., Class A (Cayman Island)*	152,516	1,532,786
Silver Run Acquisition Corp. II, Class A*	507,315	5,164,467
TPG Pace Energy Holdings Corp.*	626,812	6,368,410
TPG Pace Energy Holdings Corp., Class A*	39,584	366,152
TPG Pace Holdings Corp. (Cayman Islands)*	552,984	5,695,735
TPG Pace Holdings Corp., Class A (Cayman Islands)*	82,000	779,000
Vantage Energy Acquisition Corp., Class A*†	222,177	2,172,891
Vantage Energy Acquisition Corp., Class C*	363,435	3,696,134
		66,917,596

Health Care — 15.7%
Akorn, Inc.*††	230,295	7,643,491
Alere, Inc.*††	191,135	9,745,974
CR Bard, Inc.††	23,170	7,425,985
Humana, Inc.	2,500	609,075
Kite Pharma, Inc.*	37,960	6,825,588
NxStage Medical, Inc.*††	6,900	190,440
PAREXEL International Corp.*	44,579	3,926,518
VWR Corp.*	43,200	1,430,352
		37,797,423

Information Technology — 9.8%
Brocade Communications Systems, Inc.††	697,480	8,334,886
Dell Technologies, Inc. - Class V*	52,270	4,035,767
Nets A/S, 144a*	141,500	3,663,212
NXP Semiconductors NV (Netherlands)*	62,770	7,098,659
Silver Spring Networks, Inc.*	5,850	94,594
VMware, Inc. - Class A*	4,600	502,274
		23,729,392

Consumer Discretionary — 8.9%
Lennar Corp. - Class A	31,500	1,663,200
Lennar Corp. - Class B	37,320	1,682,386
Scripps Networks Interactive, Inc. - Class A	40,600	3,487,134
Time Warner, Inc.††	70,000	7,171,500
Tribune Media Co., Class A††	183,460	7,496,176
		21,500,396

Telecommunication Services — 5.2%
Level 3 Communications, Inc.*	147,860	7,879,459
Straight Path Communications, Inc., Class B*	25,857	4,671,584
		12,551,043

Materials — 3.8%
Calgon Carbon Corp.	270,759	5,794,243
Dominion Diamond Corp.†	232,000	3,289,760
		9,084,003

Energy — 2.9%
Atwood Oceanics, Inc.*†	747,900	7,022,781

Industrials — 2.2%
Orbital ATK, Inc.	40,510	5,394,312

Real Estate — 1.6%
First Potomac Realty Trust	192,584	2,145,386
Forestar Group, Inc.*	93,555	1,609,146
		3,754,532

Utilities — 1.4%
Calpine Corp.*	232,000	3,422,000

Consumer Staples — 0.6%
Rite Aid Corp.*	697,942	1,367,966
Total Common Stocks		$192,541,444

66

Touchstone Arbitrage Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 12.5%

	Financials — 4.7%
$1,000,000	Allstate Corp. (The), (3M LIBOR
	+1.935%), 3.250%, 5/15/37(A)	$985,000
1,800,000	Banco Bilbao Vizcaya Argentaria SA
	(Spain), 9.000%(B)	1,863,000
1,000,000	Barclays PLC (United Kingdom),
	8.250%(B)	1,056,250
2,000,000	Cloverie PLC for Zurich Insurance Co.
	Ltd., EMTN, (Ireland), (USD 6 Year
	Swap Rate +6.840%), 8.250%(B)	2,035,096
1,000,000	Cooperatieve Rabobank UA
	(Netherlands), 144a, 11.000%(B)	1,130,000
500,000	Corestates Capital III, 144a, (3M LIBOR
	+0.570%), 1.885%, 2/15/27(A)	473,750
500,000	JPMorgan Chase Capital XIII, (3M
	LIBOR +0.950%), 2.283%, 9/30/34(A)	461,250
500,000	JPMorgan Chase Capital XXIII, (3M
	LIBOR +1.000%), 2.315%, 5/15/47(A)	457,350
1,375,000	Manufacturers & Traders Trust Co., (3M
	LIBOR +0.640%), 1.956%, 12/1/21(A)	1,360,828
375,000	NB Capital Trust III, (3M LIBOR
	+0.550%), 1.854%, 1/15/27(A)	354,094
1,000,000	Societe Generale SA, EMTN, (France),
	8.250%(B)	1,057,400
		11,234,018

	Information Technology — 1.4%
2,325,000	EMC Corp., 1.875%, 6/1/18	2,315,770
1,000,000	QUALCOMM, Inc., (3M LIBOR
	+0.360%), 1.676%, 5/20/19(A)	1,003,844
		3,319,614

	Materials — 1.2%
1,000,000	Monsanto Co., 1.850%, 11/15/18	998,545
1,000,000	Silgan Holdings, Inc., 5.500%, 2/1/22	1,026,250
1,000,000	Vulcan Materials Co., (3M LIBOR
	+0.600%), 1.920%, 6/15/20(A)	1,000,611
		3,025,406

	Consumer Staples — 1.2%
2,750,000	Post Holdings, Inc., 144a,
	6.000%, 12/15/22	2,880,625

	Telecommunication Services — 1.1%
1,000,000	Clearwire Communications LLC /
	Clearwire Finance, Inc., 144a,
	8.250%, 12/1/40	1,010,000
250,000	Nexstar Broadcasting, Inc., 144a,
	6.125%, 2/15/22	260,625
1,250,000	T-Mobile USA, Inc., 6.125%, 1/15/22	1,300,000
		2,570,625

	Consumer Discretionary — 1.0%
1,450,000	Downstream Development Authority
	of Quapaw Tribe of Oklahoma,
	144a, 10.500%, 7/1/19	1,421,000
1,000,000	LIN Television Corp., 5.875%, 11/15/22	1,042,500
		2,463,500

	Energy — 0.8%
557,000	Rice Energy, Inc., 6.250%, 5/1/22	582,065
1,350,000	Sunoco LP / Sunoco Finance Corp.,
	6.250%, 4/15/21	1,414,597
		1,996,662

	Health Care — 0.6%
1,500,000	CR Bard, Inc., 1.375%, 1/15/18	1,498,607

	Industrials — 0.5%
1,250,000	Jabil, Inc., 8.250%, 3/15/18	1,280,562
	Total Corporate Bonds	$30,269,619

Shares

Preferred Stock — 0.8%

Utilities — 0.8%
NextEra Energy Capital Holdings, Inc.,
5.700%	80,000	2,015,200

Principal
Amount

	Commercial Mortgage-Backed Security — 0.6%
$1,500,000	CFCRE Mortgage Trust, Ser 2015-RUM,
	Class C, 144a, (1M LIBOR +2.750%),
	3.977%, 7/15/30(A)	1,477,820

	Shares

Warrants — 0.4%

Financials — 0.4%
Avista Healthcare Public, Class A
(Cayman Islands), Exp 12/2/21,
Price $5.75*	344,500	137,800
Constellation Alpha Capital Corp.,
Exp 3/23/24, Price $11.50*	430,950	99,118
Double Eagle Acquisition Corp., Class
A (Cayman Islands), Exp 10/16/20,
Price $11.50*	179,021	123,524
Gores Holdings II, Inc., Class A,
Exp 3/6/22, Price $11.50*	48,125	68,337
GTY Technology Holdings, Inc., Class
A (Cayman Islands), Exp 11/14/21,
Price $11.50*	55,488	64,921
Saban Capital Acquisition Corp., Class
A (Cayman Islands), Exp 9/21/21,
Price $11.50*	15,357	18,121

67

Touchstone Arbitrage Fund (Continued)

		Market
	Shares	Value

Warrants — 0.4% (Continued)

Financials — (Continued)
Silver Run Acquisition Corp. II, Class A,
Exp 4/27/22, Price 11.50*	234,522	$356,473
Total Warrants		$868,294

Exchange Traded Funds — 0.2%
Consumer Discretionary Select Sector
SPDR Fund	363	32,699
Financial Select Sector SPDR Fund	2,499	64,624
Health Care Select Sector SPDR Fund	230	18,798
Industrial Select Sector SPDR Fund	615	43,665
iShares US Telecommunications ETF†	855	26,001
Materials Select Sector SPDR Fund	747	42,430
Technology Select Sector SPDR Fund	2,243	132,561
Total Exchange Traded Funds		$360,778

	Number
	of	Notional
	Contracts	Amount

Purchased Options — 0.0%

Purchased Call Options — 0.0%
VMware, Inc., Strike @ 116.00,
Exp 10/17††	265	$2,893,535	1,325
VMware, Inc., Strike @110.00,
Exp 10/17††	265	2,893,535	33,920
			35,245

SPDR S&P 500 ETF Trust.,
Strike @250.00, Exp 10/17††	150	3,768,450	5,550
			5,550

Total Purchased Options			$40,795

Number
of
Rights

Rights — 0.0%
Media General, Inc. Exp 1/19/18, Strike
Price $10.00(C)	180,000	$18,000

	Shares

Short-Term Investment Funds — 15.9%
Dreyfus Government Cash
Management, Institutional Shares,
0.92%¥W	30,286,359	30,286,359
Invesco Government & Agency
Portfolio, Institutional Class,
0.93%**¥W	7,995,632	7,995,632
Total Short-Term Investment Funds		$38,281,991

		Market
	Shares	Value

Total Long Positions
(Cost $266,961,717)		$265,873,941

Securities Sold Short — (15.2%)

Common Stocks — (11.1%)

Energy — (3.0%)
Ensco PLC, Class A (United Kingdom)	(1,196,640)	(7,143,941)

Information Technology — (2.6%)
VMware, Inc. - Class A*	(56,870)	(6,209,635)

Telecommunication Services — (2.6%)
AT&T, Inc.	(56,000)	(2,193,520)
CenturyLink, Inc.	(211,231)	(3,992,266)
		(6,185,786)

Consumer Discretionary — (1.7%)
Sinclair Broadcast Group, Inc., Class A	(42,195)	(1,352,350)
Lennar Corp. - Class A	(54,520)	(2,878,656)
		(4,231,006)

Health Care — (1.2%)
Humana, Inc.	(2,500)	(609,075)
Becton Dickinson and Co.	(11,763)	(2,304,960)
		(2,914,035)
Total Common Stocks		$(26,684,403)

Exchange Traded Funds — (4.1%)
Consumer Staples Select Sector SPDR
Fund	(777)	(41,942)
Energy Select Sector SPDR Fund	(3,103)	(212,493)
Real Estate Select Sector SPDR Fund	(2,771)	(89,337)
SPDR S&P 500 ETF Trust	(38,100)	(9,571,863)
Utilities Select Sector SPDR Fund	(478)	(25,358)
Total Exchange Traded Funds		$(9,940,993)

Total Securities Sold Short
(Proceeds $34,592,393)		$(36,625,396)

	Number
	of	Notional
	Contracts	Amount

Written Options — (0.1%)

Written Call Options — (0.1%)
Calgon Carbon Corp., Strike
@ 22.50,
Exp 1/18	(330)	$(706,200)	(4,950)
Lennar Corp., Strike @ 50.00,
Exp 10/17	(143)	(755,040)	(47,190)
VMware, Inc., Strike @
114.00, Exp 10/17	(530)	(5,787,070)	(15,900)
			$(68,040)

68

Touchstone Arbitrage Fund (Continued)

	Number
	of	Notional	Market
	Contracts	Amount	Value

Written Put Options — (0.0%)
Lennar Corp., Strike @ 50.00,
Exp 10/17	(68)	$(359,040)	$(2,380)
SPDR S&P 500 ETF Trust.,
Strike @ 2,475.00,
Exp 10/17	(64)	(16,123,904)	(640)
SPDR S&P 500 ETF Trust.,
Strike @ 2,485.00,
Exp 10/17	(300)	(75,580,800)	(6,300)
VMware, Inc., Strike @
108.00, Exp 10/17	(104)	(1,135,576)	(5,720)
			$(15,040)

Total Written Options
(Premiums received $110,741)			$(83,080)

Total — 94.9%			$229,165,465

Cash Collateral for Securities
Sold Short and Written Options — 9.8%			23,584,940

Liabilities in Excess of Other Assets — (4.7%)			(11,418,699)

Net Assets — 100.0%			$241,331,706

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2017.

(B)	Perpetual Bond - A bond with no definite maturity date.

(C)	Level 3 - For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2017 was $7,865,394.

††	All or a portion of these securities are pledged as collateral for securities sold short and written options. The total value of the securities pledged as collateral as of September 30, 2017 was $41,364,429.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

Portfolio Abbreviations:

DKK - Denmark Krone

ETF - Exchange Traded Fund

EMTN - Euro Medium Term Note

LIBOR - London Inter Bank Offered Rate

LLC - Limited Liability Company

PLC - Public Limited Company

SPDR - Standard & Poor’s Depositary Receipt

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities were valued at $12,317,032 or 5.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

69

Touchstone Arbitrage Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks
Financials	$66,917,596	$—	$—	$66,917,596
Health Care	37,797,423	—	—	37,797,423
Information Technology	23,729,392	—	—	23,729,392
Consumer Discretionary	21,500,396	—	—	21,500,396
Telecommunication Services	12,551,043	—	—	12,551,043
Materials	9,084,003	—	—	9,084,003
Energy	7,022,781	—	—	7,022,781
Industrials	5,394,312	—	—	5,394,312
Real Estate	2,145,386	1,609,146	—	3,754,532
Utilities	3,422,000	—	—	3,422,000
Consumer Staples	1,367,966	—	—	1,367,966
Corporate Bonds	—	30,269,619	—	30,269,619
Commercial Mortgage-Backed Security	—	1,477,820	—	1,477,820
Preferred Stock	2,015,200	—	—	2,015,200
Warrants	868,294	—	—	868,294
Exchange Traded Funds	360,778	—	—	360,778
Purchased Options Equity Contracts	40,795	—	—	40,795
Rights	—	—	18,000	18,000
Short-Term Investment Funds	38,281,991	—	—	38,281,991
Other Financial Instruments***
Forward Foreign Currency Contract	—	18,521	—	18,521
Total Assets	$232,499,356	$33,375,106	$18,000	$265,892,462
Liabilities:
Securities Sold Short
Common Stocks	$(26,684,403)	$—	$—	$(26,684,403)
Exchange Traded Funds	(9,940,993)	—	—	(9,940,993)
Other Financial Instruments***
Written Options Equity Contracts	(83,080)	—	—	(83,080)
Total Liabilities	$(36,708,476)	$—	$—	$(36,708,476)
Total	$195,790,880	$33,375,106	$18,000	$229,183,986

*** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent market value for written option equity contracts and unrealized appreciation on forward foreign currency contracts.

Measurements Using Unobservable Inputs (Level 3)

Assets	Rights

Beginning balance September 30, 2016	$—
Unrealized gain from corporate action	372,600
Realized gain from distributions received	(354,600)
Ending balance September 30, 2017	$18,000
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at September 30,2017	$18,000

		Valuation	Unobservable
Rights	Fair Value	Technique	Input

Media General, Inc. Exp 1/19/18, Strike Price $10.00	$18,000	Issuer Guidance	New Issuer

Forward Foreign Currency Contracts

		Contract to				Unrealized
Counterparty	Expiration Date	Receive		Deliver		Appreciation

Brown Brothers Harriman	12/27/2017	USD	3,747,292	DKK	23,347,500	$18,521
						$18,521

See accompanying Notes to Financial Statements.

70

Portfolio of Investments

Touchstone Emerging Markets Small Cap Fund – September 30, 2017

		Market
	Shares	Value

Common Stocks — 98.3%

Taiwan — 14.0%

Consumer Discretionary — 1.0%
Basso Industry Corp.	47,000	$131,341

Consumer Staples — 0.9%
TCI Co. Ltd.	20,000	126,232

Industrials — 0.9%
Sunny Friend Environmental Technology Co. Ltd.	20,000	126,077

Information Technology — 9.9%
E Ink Holdings, Inc.	142,000	199,707
Elite Advanced Laser Corp.	40,400	150,347
Elite Material Co. Ltd.	30,000	142,868
Inventec Corp.	247,000	182,878
King Yuan Electronics Co. Ltd.	185,000	181,860
Micro-Star International Co. Ltd.	62,000	133,732
Powertech Technology, Inc.	56,000	161,847
Primax Electronics Ltd.	81,000	200,917

Materials — 1.3%
China General Plastics Corp.	171,289	170,733
Total Taiwan		1,908,539

India — 13.3%

Consumer Discretionary — 3.2%
Ceat Ltd.	5,885	154,746
Exide Industries Ltd.	55,118	174,094
Videocon d2h Ltd. ADR*	11,469	102,074

Financials — 6.1%
Capital First Ltd.	10,945	123,171
Edelweiss Financial Services Ltd.	53,475	220,299
Karnataka Bank Ltd. (The)	64,676	140,422
L&T Finance Holdings Ltd.	65,169	195,029
Reliance Capital Ltd.	16,140	145,091

Industrials — 2.5%
Jain Irrigation Systems Ltd.	106,628	154,768
Voltas Ltd.	24,346	188,852

Utilities — 1.5%
Indraprastha Gas Ltd.	9,268	209,082
Total India		1,807,628

Cayman Islands — 11.9%

Consumer Discretionary — 6.0%
Gourmet Master Co. Ltd.	16,470	175,521
Tarena International, Inc. ADR†	10,390	151,174
Tianneng Power International Ltd.	184,000	190,649
Xinyi Glass Holdings Ltd.	194,000	192,278
Xtep International Holdings Ltd.	327,000	112,606

Industrials — 3.1%
Bizlink Holding, Inc.	23,031	211,397
Lonking Holdings Ltd.	492,000	208,763

Information Technology — 1.2%
Tongda Group Holdings Ltd.†	630,000	169,856

Materials — 1.6%
China Resources Cement Holdings Ltd.	346,000	213,313
Total Cayman Islands		1,625,557

South Korea — 11.7%

Consumer Discretionary — 2.6%
Innocean Worldwide, Inc.	1,896	110,746
Loen Entertainment, Inc.	1,578	120,415
Modetour Network, Inc.	5,794	122,674

Financials — 1.4%
KIWOOM Securities Co. Ltd.	3,004	190,415

Health Care — 1.6%
Value Added Technologies Co. Ltd.	5,257	125,597
Vieworks Co. Ltd.	2,841	97,228

Industrials — 1.2%
Hyundai Engineering & Construction Co. Ltd.	4,671	156,956

Information Technology — 3.6%
Douzone Bizon Co. Ltd.	5,172	140,888
Jusung Engineering Co. Ltd.*	14,435	179,794
Silicon Works Co. Ltd.	4,539	175,578

Materials — 1.3%
Korea Petrochemical Ind Co. Ltd.	797	173,108
Total South Korea		1,593,399

Brazil — 8.4%

Consumer Discretionary — 2.0%
Magazine Luiza SA	7,000	163,222
Ser Educacional SA	11,200	109,696

Health Care — 3.7%
Fleury SA	19,700	183,244
Hypermarcas SA	14,400	145,903
Qualicorp SA	14,900	176,515

Industrials — 1.3%
Localiza Rent a Car SA	9,655	176,324

Real Estate — 1.4%
Iguatemi Empresa de Shopping
Centers SA	15,000	185,182
Total Brazil		1,140,086

71

Touchstone Emerging Markets Small Cap Fund (Continued)

		Market
	Shares	Value

Common Stocks — 98.3% (Continued)

Thailand — 5.4%

Energy — 0.8%
Star Petroleum Refining PCL	197,400	$104,767

Financials — 2.2%
Krungthai Card PCL	41,200	139,598
Muangthai Leasing PCL	148,500	156,960

Information Technology — 1.0%
Hana Microelectronics PCL	99,600	141,859

Real Estate — 1.4%
Sansiri PCL	2,860,400	195,554
Total Thailand		738,738

South Africa — 3.5%

Consumer Staples — 2.1%
AVI Ltd.	17,083	123,529
Clicks Group Ltd.	13,678	159,655

Materials — 1.4%
Sappi Ltd.	28,714	195,248
Total South Africa		478,432

China — 3.5%

Industrials — 2.3%
Haitian International Holdings Ltd.	45,000	129,327
Zhejiang Expressway Co. Ltd. - Class H	148,000	183,967

Real Estate — 1.2%
Guangzhou R&F Properties Co. Ltd. - Class H	68,000	157,561
Total China		470,855

Philippines — 3.3%

Financials — 1.1%
Metro Pacific Investments Corp.	1,150,000	151,844

Industrials — 2.2%
Cebu Air, Inc.	59,860	129,266
International Container Terminal Services, Inc.	79,200	162,495
Total Philippines		443,605

United Kingdom — 2.9%

Health Care — 1.4%
NMC Health PLC	5,071	186,934

Materials — 1.5%
Evraz PLC	48,356	203,051
Total United Kingdom		389,985

Indonesia — 2.7%

Financials — 1.4%
Bank Tabungan Negara Persero Tbk PT	826,900	$193,664

Health Care — 0.6%
Mitra Keluarga Karyasehat Tbk PT	495,300	74,650

Industrials — 0.7%
Waskita Karya Persero Tbk PT	726,800	95,781
Total Indonesia		364,095

Malaysia — 2.6%

Industrials — 2.6%
AirAsia Bhd	218,400	178,611
Malaysia Airports Holdings Bhd	87,200	175,536
Total Malaysia		354,147

Mexico — 2.6%

Consumer Discretionary — 1.0%
Alsea SAB de CV	37,500	138,344

Industrials — 1.6%
Grupo Aeroportuario del Centro
Norte SAB de CV	18,500	102,334
Promotora y Operadora de
Infraestructura SAB de CV	10,335	109,116
Total Mexico		349,794

Hong Kong — 2.4%

Information Technology — 1.2%
BYD Electronic International Co. Ltd.	58,000	171,870

Real Estate — 1.2%
Shenzhen Investment Ltd.	352,000	159,893
Total Hong Kong		331,763

Hungary — 2.1%

Health Care — 1.3%
Richter Gedeon Nyrt	7,337	182,317

Telecommunication Services — 0.8%
Magyar Telekom Telecommunications PLC	58,755	106,937
Total Hungary		289,254

Jersey — 1.6%

Materials — 1.6%
West China Cement Ltd.*	1,294,000	211,141

Singapore — 1.5%

Real Estate — 1.5%
Yanlord Land Group Ltd.	150,600	205,737

72

Touchstone Emerging Markets Small Cap Fund (Continued)

		Market
	Shares	Value

Common Stocks — 98.3% (Continued)

Greece — 1.4%

Consumer Discretionary — 1.4%
JUMBO SA	11,694	$193,357

Luxembourg — 1.3%

Materials — 1.3%
Ternium SA ADR	5,741	177,569

Poland — 1.2%

Financials — 1.2%
KRUK SA	2,009	161,562

Turkey — 1.0%

Consumer Discretionary — 1.0%
Arcelik AS	20,789	132,583
Total Common Stocks		$13,367,826

Exchange Traded Fund — 1.0%
iShares MSCI Emerging Markets Small-Cap ETF	2,817	$139,106

Short-Term Investment Funds — 2.8%
Dreyfus Government Cash
Management, Institutional Shares,
0.92%¥W	93,207	93,207
Invesco Government & Agency
Portfolio, Institutional Class,
0.93%**¥W	295,388	295,388
Total Short-Term Investment Funds		$388,595

Total Investment Securities —102.1%
(Cost $12,608,337)		$13,895,527

Liabilities in Excess of Other Assets — (2.1%)		(291,430)

Net Assets — 100.0%		$13,604,097

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2017 was $282,592.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

Portfolio Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

PCL - Public Company Limited

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Taiwan	$—	$1,908,539	$—	$1,908,539
India	102,074	1,705,554	—	1,807,628
Cayman Islands	263,780	1,361,777	—	1,625,557
South Korea	494,723	1,098,676	—	1,593,399
Brazil	1,140,086	—	—	1,140,086
Thailand	738,738	—	—	738,738
South Africa	478,432	—	—	478,432
China	470,855	—	—	470,855
Philippines	129,266	314,339	—	443,605
United Kingdom	186,934	203,051	—	389,985
Indonesia	170,431	193,664	—	364,095
Malaysia	175,536	178,611	—	354,147
Mexico	349,794	—	—	349,794
Hong Kong	—	331,763	—	331,763
Hungary	106,937	182,317	—	289,254
Jersey	—	211,141	—	211,141
Singapore	—	205,737	—	205,737
Greece	193,357	—	—	193,357
Luxembourg	177,569	—	—	177,569
Poland	161,562	—	—	161,562
Turkey	—	132,583	—	132,583
Exchange Traded Fund	139,106	—	—	139,106
Short-Term Investment Funds	388,595	—	—	388,595
Total	$5,867,775	$8,027,752	$—	$13,895,527

73

Touchstone Emerging Markets Small Cap Fund (Continued)

At September 30, 2017, equity securities valued at $357,837 and $940,623 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively. Transfers from Level 1 to Level 2 are due to movements of a designated U.S. market index, triggering a systematic valuation model provided by an independent third party, when required confidence levels are achieved to fair value the international equity securities. Transfers from Level 2 to Level 1 occur when there is no longer movement of the designated U.S. market index or required confidence levels were not reached in the systematic model.

See accompanying Notes to Financial Statements.

74

Portfolio of Investments

Touchstone High Yield Fund – September 30, 2017

Principal		Market
Amount		Value

	Corporate Bonds — 98.3%

	Consumer Discretionary — 22.3%
$263,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a, 4.250%, 5/15/24	$263,920
602,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a,
	5.000%, 10/15/25	609,465
398,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a,
	5.000%, 10/15/25	402,935
414,000	ACCO Brands Corp., 144a,
	5.250%, 12/15/24	429,525
667,000	AMC Entertainment Holdings, Inc.,
	5.875%, 11/15/26	657,829
265,000	AMC Networks, Inc., 4.750%, 8/1/25	267,650
592,000	AMC Networks, Inc., 5.000%, 4/1/24	611,240
277,000	American Builders & Contractors
	Supply Co., Inc., 144a,
	5.750%, 12/15/23	295,005
373,000	Ashtead Capital, Inc., 144a,
	4.125%, 8/15/25	384,190
536,000	Ashtead Capital, Inc., 144a,
	4.375%, 8/15/27	552,080
716,000	Avis Budget Car Rental LLC / Avis
	Budget Finance, Inc.,
	5.500%, 4/1/23	732,110
598,000	Avis Budget Car Rental LLC / Avis
	Budget Finance, Inc., 144a,
	5.125%, 6/1/22	606,223
985,000	Belo Corp., 7.250%, 9/15/27	1,108,125
339,000	Block Communications, Inc., 144a,
	6.875%, 2/15/25	367,917
661,000	Booz Allen Hamilton, Inc., 144a,
	5.125%, 5/1/25	667,610
655,000	Brinker International, Inc.,
	3.875%, 5/15/23	640,263
534,000	Brinker International, Inc., 144a,
	5.000%, 10/1/24	529,328
114,000	Brookfield Residential Properties, Inc.,
	(Canada), 144a, 6.500%, 12/15/20	116,708
527,000	Cable One, Inc., 144a, 5.750%, 6/15/22	550,715
905,000	Cablevision Systems Corp.,
	5.875%, 9/15/22	936,675
500,000	Cablevision Systems Corp.,
	8.000%, 4/15/20	554,375
620,000	CalAtlantic Group, Inc.,
	5.375%, 10/1/22	675,118
168,000	CalAtlantic Group, Inc.,
	5.875%, 11/15/24	183,540
625,000	Cardtronics, Inc., 5.125%, 8/1/22	645,313
271,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.750%, 1/15/24	281,501
797,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.125%, 5/1/27	807,959
1,625,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.750%, 2/15/26	1,703,813
215,000	Cedar Fair LP / Canada's Wonderland
	Co. / Magnum Management Corp. /
	Millennium Op, 144a,
	5.375%, 4/15/27	225,750
700,000	Century Communities, Inc., 144a,
	5.875%, 7/15/25	703,500
1,191,000	Cimpress NV (Netherlands), 144a,
	7.000%, 4/1/22	1,234,174
490,000	Delphi Jersey Holdings PLC (Jersey),
	144a, 5.000%, 10/1/25	498,575
336,000	Dollar Tree, Inc., 5.750%, 3/1/23	354,480
243,000	GLP Capital LP / GLP Financing II, Inc.,
	5.375%, 11/1/23	266,085
1,025,000	GLP Capital LP / GLP Financing II, Inc.,
	5.375%, 4/15/26	1,118,531
481,000	Hanesbrands, Inc., 144a,
	4.625%, 5/15/24	500,841
611,000	Hertz Corp. (The), 6.750%, 4/15/19	609,472
540,000	Hertz Corp. (The), 144a,
	7.625%, 6/1/22	556,875
1,051,000	International Game Technology PLC
	(United Kingdom), 144a,
	6.250%, 2/15/22	1,161,880
594,000	JC Penney Corp., Inc., 144a,
	5.875%, 7/1/23	599,940
638,000	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC, 144a,
	5.000%, 6/1/24	672,292
358,000	L Brands, Inc., 5.625%, 2/15/22	382,129
270,000	Lennar Corp., 4.125%, 1/15/22	278,775
398,000	Lennar Corp., 4.875%, 12/15/23	420,885
305,000	Live Nation Entertainment, Inc., 144a,
	4.875%, 11/1/24	315,675
1,008,000	LSC Communications, Inc., 144a,
	8.750%, 10/15/23	1,038,240
601,000	M/I Homes, Inc., 6.750%, 1/15/21	627,294
205,000	M/I Homes, Inc., 144a, 5.625%, 8/1/25	209,356
1,021,000	MDC Partners, Inc. (Canada), 144a,
	6.500%, 5/1/24	1,028,658
510,000	Men's Wearhouse, Inc. (The),
	7.000%, 7/1/22	485,775
531,000	Meritage Homes Corp.,
	7.150%, 4/15/20	584,100
1,122,000	MGM Resorts International,
	6.000%, 3/15/23	1,237,005
747,000	NCL Corp. Ltd. (Bermuda), 144a,
	4.625%, 11/15/20	766,609
643,000	NCL Corp. Ltd. (Bermuda), 144a,
	4.750%, 12/15/21	667,112
185,000	Netflix, Inc., 5.750%, 3/1/24	201,650
546,000	New Home Co., Inc. (The),
	7.250%, 4/1/22	563,745
926,000	Penske Automotive Group, Inc.,
	5.375%, 12/1/24	953,780
661,000	Quad/Graphics, Inc., 7.000%, 5/1/22	677,525
700,000	Quebecor Media, Inc. (Canada),
	5.750%, 1/15/23	761,250

75

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 98.3% (Continued)

	Consumer Discretionary — (Continued)
$200,000	QVC, Inc., 5.125%, 7/2/22	$213,824
346,000	Sabre GLBL, Inc., 144a,
	5.250%, 11/15/23	355,515
768,000	Sabre GLBL, Inc., 144a,
	5.375%, 4/15/23	795,878
476,000	Scotts Miracle-Gro Co. (The),
	5.250%, 12/15/26	502,180
528,000	Service Corp. International,
	5.375%, 5/15/24	561,000
485,000	Service Corp. International,
	8.000%, 11/15/21	572,300
896,000	ServiceMaster Co. LLC (The), 144a,
	5.125%, 11/15/24	920,640
824,000	SFR Group SA (France), 144a,
	6.250%, 5/15/24	870,144
284,000	SFR Group SA (France), 144a,
	7.375%, 5/1/26	306,720
490,000	Sirius XM Radio, Inc., 144a,
	5.375%, 4/15/25	516,950
440,000	Sirius XM Radio, Inc., 144a,
	5.375%, 7/15/26	463,100
176,000	Sirius XM Radio, Inc., 144a,
	6.000%, 7/15/24	189,420
243,000	Sonic Automotive, Inc.,
	5.000%, 5/15/23	237,532
633,000	Sonic Automotive, Inc.,
	6.125%, 3/15/27	648,825
1,601,000	Staples, Inc., 144a, 8.500%, 9/15/25	1,556,973
383,000	Suburban Propane Partners
	LP/Suburban Energy Finance Corp.,
	5.875%, 3/1/27	379,170
491,000	Tempur Sealy International, Inc.,
	5.625%, 10/15/23	516,164
108,000	Toll Brothers Finance Corp.,
	4.875%, 11/15/25	112,482
773,000	Toll Brothers Finance Corp.,
	5.875%, 2/15/22	852,232
228,000	United Rentals North America, Inc.,
	4.625%, 10/15/25	230,850
317,000	United Rentals North America, Inc.,
	5.875%, 9/15/26	344,341
266,000	Videotron Ltd (Canada), 144a,
	5.125%, 4/15/27	276,560
490,000	William Lyon Homes, Inc.,
	5.875%, 1/31/25	502,250
1,301,000	ZF North America Capital, Inc., 144a,
	4.750%, 4/29/25	1,372,555
		48,580,695

	Energy — 13.9%
1,084,000	Blue Racer Midstream LLC / Blue Racer
	Finance Corp., 144a,
	6.125%, 11/15/22	1,124,650
556,000	Carrizo Oil & Gas, Inc., 8.250%, 7/15/25	603,955
658,000	Cheniere Corpus Christi Holdings LLC,
	7.000%, 6/30/24	750,120
849,000	Cheniere Energy Partners LP, 144a,
	5.250%, 10/1/25	868,102
577,000	Continental Resources, Inc.,
	4.500%, 4/15/23	578,442
725,000	Delek Logistics Partners LP, 144a,
	6.750%, 5/15/25	730,438
648,000	Exterran Energy Solutions LP / EES
	Finance Corp., 144a, 8.125%, 5/1/25	670,680
849,000	Extraction Oil & Gas Inc. / Extraction
	Finance Corp., 144a,
	7.875%, 7/15/21	895,695
205,000	Extraction Oil & Gas, Inc., 144a,
	7.375%, 5/15/24	213,200
207,000	FTS International, Inc., 144a, (3M LIBOR
	+7.500%), 8.820%, 6/15/20(A)	210,364
251,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.000%, 5/15/23	249,118
2,128,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.750%, 8/1/22	2,175,880
1,575,000	Gulfport Energy Corp.,
	6.375%, 5/15/25	1,594,688
574,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 5.000%, 12/1/24	562,520
703,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 5.750%, 10/1/25	710,909
647,000	MEG Energy Corp. (Canada), 144a,
	6.375%, 1/30/23	564,508
352,000	Murphy Oil USA, Inc., 5.625%, 5/1/27	378,400
609,000	Newfield Exploration Co.,
	5.625%, 7/1/24	653,152
1,022,000	PDC Energy, Inc., 6.125%, 9/15/24	1,067,990
699,000	Peabody Securities Finance Corp.,
	144a, 6.000%, 3/31/22	721,718
539,000	Peabody Securities Finance Corp.,
	144a, 6.375%, 3/31/25	553,822
276,000	QEP Resources, Inc., 5.375%, 10/1/22	271,170
598,000	QEP Resources, Inc., 6.800%, 3/1/20	623,415
627,000	Range Resources Corp., 144a,
	5.000%, 8/15/22	626,216
563,000	Range Resources Corp., 144a,
	5.750%, 6/1/21	585,520
285,000	Rockies Express Pipeline LLC, 144a,
	6.875%, 4/15/40	316,350
564,000	SemGroup Corp. / Rose Rock Finance
	Corp., 5.625%, 7/15/22	551,310
996,000	SemGroup Corp. / Rose Rock Finance
	Corp., 5.625%, 11/15/23	968,610
721,000	SESI LLC, 7.125%, 12/15/21	735,420
1,076,000	Shelf Drilling Holdings Ltd. (Cayman
	Islands), 144a, 9.500%, 11/2/20	1,088,105
1,118,000	Southwestern Energy Co.,
	6.700%, 1/23/25	1,134,770
675,000	Southwestern Energy Co.,
	7.500%, 4/1/26	702,000
1,370,000	Tallgrass Energy Partners LP / Tallgrass
	Energy Finance Corp., 144a,
	5.500%, 9/15/24	1,407,675

76

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 98.3% (Continued)

	Energy — (Continued)
$253,000	Tallgrass Energy Partners LP / Tallgrass
	Energy Finance Corp., 144a,
	5.500%, 1/15/28	$257,111
1,083,950	Transocean Phoenix 2 Ltd. (Cayman
	Islands), 144a, 7.750%, 10/15/24	1,165,246
711,000	Tullow Oil PLC (United Kingdom),
	144a, 6.000%, 11/1/20	705,668
353,000	Ultra Resources, Inc., 144a,
	6.875%, 4/15/22	360,060
475,000	Ultra Resources, Inc., 144a,
	7.125%, 4/15/25	479,750
1,784,000	Unit Corp., 6.625%, 5/15/21	1,788,460
314,000	Williams Cos., Inc. (The),
	5.750%, 6/24/44	332,055
223,000	Williams Cos., Inc. (The),
	7.500%, 1/15/31	267,600
		30,244,862

	Telecommunication Services — 13.5%
863,000	Altice Financing SA (Luxembourg),
	144a, 7.500%, 5/15/26	949,300
1,599,000	Altice Financing SA (Luxemburg),
	144a, 6.625%, 2/15/23	1,694,940
1,051,000	Altice US Finance I Corp., 144a,
	5.500%, 5/15/26	1,108,479
580,000	CenturyLink, Inc., 5.625%, 4/1/25	555,350
1,432,000	CenturyLink, Inc., 5.800%, 3/15/22	1,427,274
436,000	CenturyLink, Inc., 6.450%, 6/15/21	453,671
564,000	CenturyLink, Inc., 6.875%, 1/15/28	544,930
741,000	CommScope Technologies LLC, 144a,
	5.000%, 3/15/27	742,852
204,000	CommScope, Inc., 144a,
	5.500%, 6/15/24	213,435
801,000	CSC Holdings LLC, 5.250%, 6/1/24	810,011
1,013,000	CSC Holdings LLC, 144a,
	10.125%, 1/15/23	1,168,749
1,265,000	DISH DBS Corp., 5.125%, 5/1/20	1,326,289
514,000	DISH DBS Corp., 6.750%, 6/1/21	565,400
599,000	EW Scripps Co. (The), 144a,
	5.125%, 5/15/25	610,980
100,000	Frontier Communications Corp.,
	7.125%, 1/15/23	76,750
290,000	Frontier Communications Corp.,
	8.500%, 4/15/20†	281,300
2,071,000	Frontier Communications Corp.,
	10.500%, 9/15/22	1,796,592
772,000	Gray Television, Inc., 144a,
	5.125%, 10/15/24	775,860
741,000	Intelsat Jackson Holdings SA
	(Luxembourg), 5.500%, 8/1/23	627,998
49,000	Intelsat Jackson Holdings SA
	(Luxembourg), 7.500%, 4/1/21	46,428
84,000	LIN Television Corp., 5.875%, 11/15/22	87,570
938,000	Nexstar Broadcasting, Inc., 144a,
	5.625%, 8/1/24	970,830
362,000	Nokia OYJ (Finland), 3.375%, 6/12/22	365,168
362,000	Nokia OYJ (Finland), 4.375%, 6/12/27	372,408
305,000	Qwest Corp., 6.750%, 12/1/21	333,055
806,000	SFR Group SA (France), 144a,
	6.000%, 5/15/22	842,270
497,000	Sinclair Television Group, Inc., 144a,
	5.625%, 8/1/24	510,046
386,000	SoftBank Group Corp. (Japan), 144a,
	4.500%, 4/15/20	398,225
505,000	Sprint Capital Corp., 6.875%, 11/15/28	565,600
602,000	Sprint Communications, Inc.,
	6.000%, 11/15/22	644,453
2,693,000	Sprint Corp., 7.125%, 6/15/24	3,029,625
223,000	Sprint Corp., 7.625%, 2/15/25	255,753
303,000	T-Mobile USA, Inc., 6.000%, 3/1/23	319,286
629,000	T-Mobile USA, Inc., 6.000%, 4/15/24	667,526
1,025,000	T-Mobile USA, Inc., 6.625%, 4/1/23	1,078,833
581,000	Univision Communications, Inc., 144a,
	5.125%, 5/15/23	592,620
323,000	Univision Communications, Inc., 144a,
	5.125%, 2/15/25	325,826
374,000	UPCB Finance IV Ltd. (Cayman Islands),
	144a, 5.375%, 1/15/25	388,960
147,000	VeriSign, Inc., 4.750%, 7/15/27	151,410
636,000	ViaSat, Inc., 144a, 5.625%, 9/15/25	640,007
391,000	Videotron Ltd. (Canada),
	5.000%, 7/15/22	422,280
575,000	Zayo Group LLC / Zayo Capital, Inc.,
	144a, 5.750%, 1/15/27	609,500
		29,347,839

	Health Care — 8.2%
627,000	Acadia Healthcare Co., Inc.,
	5.625%, 2/15/23	658,350
475,000	Acadia Healthcare Co., Inc.,
	6.500%, 3/1/24	510,031
1,013,000	Centene Corp., 4.750%, 1/15/25	1,050,988
1,412,000	CHS/Community Health Systems, Inc.,
	6.250%, 3/31/23	1,387,290
638,000	Envision Healthcare Corp.,
	5.625%, 7/15/22	665,115
206,000	Envision Healthcare Corp., 144a,
	5.125%, 7/1/22	213,725
520,000	Envision Healthcare Corp., 144a,
	6.250%, 12/1/24	557,700
1,362,000	HCA, Inc., 5.375%, 2/1/25	1,435,208
487,000	HCA, Inc., 5.875%, 3/15/22	539,352
554,000	HCA, Inc., 5.875%, 5/1/23	602,475
1,159,000	HCA, Inc., 5.875%, 2/15/26	1,244,476
1,125,000	HealthSouth Corp., 5.750%, 11/1/24	1,154,531
49,000	LifePoint Health, Inc., 5.375%, 5/1/24	50,960
1,145,000	Mallinckrodt International Finance SA
	/ Mallinckrodt CB LLC
	(Luxembourg), 144a,
	5.500%, 4/15/25	1,033,362
684,000	Select Medical Corp., 6.375%, 6/1/21	704,520
134,000	Teleflex, Inc., 4.875%, 6/1/26	139,025

77

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 98.3% (Continued)

	Health Care — (Continued)
$223,000	Tenet Healthcare Corp.,
	4.500%, 4/1/21	$227,393
250,000	Tenet Healthcare Corp.,
	4.750%, 6/1/20	258,175
1,613,000	Tenet Healthcare Corp.,
	6.000%, 10/1/20	1,718,990
705,000	Tenet Healthcare Corp., 144a,
	5.125%, 5/1/25	695,306
320,000	Tenet Healthcare Corp., 144a,
	7.500%, 1/1/22	338,800
551,000	Universal Hospital Services, Inc.,
	7.625%, 8/15/20	557,888
19,000	Valeant Pharmaceuticals
	International., 144a,
	6.375%, 10/15/20	19,048
101,000	Valeant Pharmaceuticals
	International., 144a,
	6.750%, 8/15/21	99,106
829,000	Valeant Pharmaceuticals International,
	Inc. (Canada), 144a, 5.500%, 3/1/23	727,448
398,000	Valeant Pharmaceuticals International,
	Inc. (Canada), 144a, 5.875%, 5/15/23	351,732
931,000	Valeant Pharmaceuticals International,
	Inc. (Canada), 144a, 6.125%, 4/15/25	815,789
		17,756,783

	Materials — 7.8%
558,000	AK Steel Corp., 7.625%, 10/1/21	580,320
494,000	Alcoa Nederland Holding BV
	(Netherlands), 144a,
	7.000%, 9/30/26	559,455
585,000	ArcelorMittal (Luxembourg),
	5.750%, 8/5/20	636,188
89,000	ArcelorMittal (Luxembourg),
	6.000%, 3/1/21	97,678
460,000	ArcelorMittal (Luxembourg),
	6.750%, 2/25/22	527,275
393,000	Blue Cube Spinco, Inc.,
	9.750%, 10/15/23	477,495
30,000	Cascades, Inc. (Canada), 144a,
	5.500%, 7/15/22	31,125
864,000	Cascades, Inc. (Canada), 144a,
	5.750%, 7/15/23	907,200
516,000	CF Industries, Inc., 144a,
	4.500%, 12/1/26	539,894
285,000	Commercial Metals Co.,
	5.375%, 7/15/27	299,250
1,041,000	CVR Partners LP / CVR Nitrogen
	Finance Corp., 144a,
	9.250%, 6/15/23	1,108,665
1,846,000	Freeport-McMoRan, Inc.,
	3.550%, 3/1/22	1,817,738
646,000	Freeport-McMoRan, Inc.,
	6.750%, 2/1/22	673,455
112,000	Freeport-McMoRan, Inc.,
	6.875%, 2/15/23	122,080
818,000	Hudbay Minerals, Inc. (Canada), 144a,
	7.250%, 1/15/23	871,170
854,000	Hudbay Minerals, Inc. (Canada), 144a,
	7.625%, 1/15/25	924,472
111,000	Kaiser Aluminum Corp.,
	5.875%, 5/15/24	118,770
1,060,000	Kinross Gold Corp. (Canada), 144a,
	4.500%, 7/15/27	1,069,275
476,000	Kraton Polymers LLC / Kraton
	Polymers Capital Corp., 144a,
	7.000%, 4/15/25	510,510
365,000	Lundin Mining Corp. (Canada), 144a,
	7.875%, 11/1/22	396,938
965,000	NOVA Chemicals Corp. (Canada), 144a,
	4.875%, 6/1/24	977,062
373,000	NOVA Chemicals Corp. (Canada), 144a,
	5.250%, 8/1/23	384,190
643,000	PolyOne Corp., 5.250%, 3/15/23	681,580
401,000	Steel Dynamics, Inc., 5.000%, 12/15/26	428,068
249,000	Steel Dynamics, Inc., 5.250%, 4/15/23	258,960
688,000	Steel Dynamics, Inc., 144a,
	4.125%, 9/15/25	693,587
588,000	Teck Resources Ltd. (Canada),
	6.250%, 7/15/41	664,040
521,000	Trinseo Materials Operating SCA /
	Trinseo Materials Finance, Inc.
	(Luxembourg), 144a,
	5.375%, 9/1/25	535,979
		16,892,419

	Industrials — 7.4%
720,000	AECOM Global II LLC / URS Fox US LP,
	5.000%, 4/1/22	748,800
139,000	Allegion PLC (Ireland),
	5.875%, 9/15/23	150,117
200,000	Allegion US Holding Co., Inc.,
	5.750%, 10/1/21	205,760
1,119,178	American Airlines 2013-2 Class B Pass
	Through Trust, 144a,
	5.600%, 7/15/20	1,172,339
826,000	Amsted Industries, Inc., 144a,
	5.000%, 3/15/22	852,845
267,000	Amsted Industries, Inc., 144a,
	5.375%, 9/15/24	280,684
504,000	Arconic, Inc., 5.125%, 10/1/24	536,306
245,000	Arconic, Inc., 5.870%, 2/23/22	268,275
510,000	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA, Inc. (Ireland),
	144a, 6.000%, 2/15/25	539,963
540,000	Bombardier, Inc. (Canada), 144a,
	7.500%, 3/15/25	539,676
858,000	CNH Industrial NV (Netherlands),
	4.500%, 8/15/23	908,622
952,000	JB Poindexter & Co., Inc., 144a,
	9.000%, 4/1/22	994,840
965,000	KLX, Inc., 144a, 5.875%, 12/1/22	1,011,030

78

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 98.3% (Continued)

	Industrials — (Continued)
$700,000	Louisiana-Pacific Corp.,
	4.875%, 9/15/24	$721,252
121,000	Moog, Inc., 144a, 5.250%, 12/1/22	126,142
686,000	Multi-Color Corp., 144a,
	4.875%, 11/1/25	693,512
731,000	Multi-Color Corp., 144a,
	6.125%, 12/1/22	766,819
860,000	Orbital ATK, Inc., 5.500%, 10/1/23	919,125
256,000	Owens-Brockway Glass Container, Inc.,
	144a, 5.875%, 8/15/23	282,880
365,000	Standard Industries, Inc., 144a,
	5.375%, 11/15/24	387,922
649,000	Standard Industries, Inc./NJ, 144a,
	6.000%, 10/15/25	708,033
406,000	Tenneco, Inc., 5.000%, 7/15/26	416,150
391,000	TransDigm, Inc., 5.500%, 10/15/20	396,865
647,000	TriMas Corp., 144a, 4.875%, 10/15/25	652,257
570,000	Triumph Group, Inc., 5.250%, 6/1/22	557,175
499,000	Triumph Group, Inc., 144a,
	7.750%, 8/15/25	525,198
175,209	United Airlines 2014-2 Class B Pass
	Through Trust, 4.625%, 9/3/22	181,779
655,000	Wabash National Corp., 144a,
	5.500%, 10/1/25	667,281
		16,211,647

	Financials — 6.5%
475,000	Aircastle Ltd. (Bermuda),
	5.500%, 2/15/22	518,938
926,000	Ally Financial, Inc., 8.000%, 11/1/31	1,194,540
978,000	Bank of America Corp., 6.100%(B)	1,078,245
1,158,000	Citigroup, Inc., 6.125%(B)	1,239,060
263,000	Credit Acceptance Corp.,
	6.125%, 2/15/21	266,945
776,000	Credit Acceptance Corp.,
	7.375%, 3/15/23	820,620
578,000	Dana Financing Luxembourg Sarl
	(Luxembourg), 144a,
	5.750%, 4/15/25	609,429
842,000	FirstCash, Inc., 144a, 5.375%, 6/1/24	877,785
1,215,000	Goldman Sachs Group, Inc. (The), (3M
	LIBOR +3.922%), 5.375%(A)(B)	1,258,862
249,000	iStar, Inc., 4.625%, 9/15/20	254,602
1,264,000	JPMorgan Chase & Co., (3M LIBOR
	+3.800%), 5.300%(A)(B)	1,317,720
1,131,000	MetLife, Inc., (3M LIBOR +3.575%),
	5.250%(A)(B)	1,166,016
597,000	Navient Corp., 5.000%, 10/26/20	614,164
504,000	OneMain Financial Holdings LLC,
	144a, 7.250%, 12/15/21	526,050
1,460,000	Quicken Loans, Inc., 144a,
	5.750%, 5/1/25	1,533,000
430,000	Radian Group, Inc., 4.500%, 10/1/24	438,600
497,000	Realogy Group LLC / Realogy
	Co.-Issuer Corp., 144a,
	4.875%, 6/1/23	510,668
		14,225,244

	Consumer Staples — 6.5%
1,123,000	Albertsons Cos. LLC / Safeway, Inc. /
	New Albertson's Inc. / Albertson's
	LLC, 5.750%, 3/15/25	988,240
528,000	B&G Foods, Inc., 5.250%, 4/1/25	541,200
201,000	Barry Callebaut Services NV (Belgium),
	144a, 5.500%, 6/15/23	216,879
685,000	Cardtronics, Inc. / Cardtronics USA,
	144a, 5.500%, 5/1/25	700,765
671,000	CDK Global, Inc., 144a, 4.875%, 6/1/27	689,453
713,000	Cott Holdings, Inc., 144a,
	5.500%, 4/1/25	743,302
229,000	Cumberland Farms, Inc., 144a,
	6.750%, 5/1/25	243,381
873,000	First Quality Finance Co., Inc., 144a,
	5.000%, 7/1/25	900,281
455,000	H&E Equipment Services, Inc., 144a,
	5.625%, 9/1/25	480,025
698,000	IHS Markit Ltd. (Bermuda), 144a,
	5.000%, 11/1/22	752,095
775,000	Ingles Markets, Inc., 5.750%, 6/15/23	757,562
684,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 5.875%, 7/15/24	685,710
160,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 7.250%, 6/1/21	163,200
298,000	JBS USA LUX SA / JBS USA Finance,
	Inc., 144a, 7.250%, 6/1/21	303,960
309,000	Performance Food Group, Inc., 144a,
	5.500%, 6/1/24	319,042
66,000	Pilgrim's Pride Corp., 144a,
	5.750%, 3/15/25	68,145
66,000	Pilgrim's Pride Corp., 144a,
	5.875%, 9/30/27	67,402
1,296,000	Post Holdings, Inc., 144a,
	5.000%, 8/15/26	1,292,760
562,000	Post Holdings, Inc., 144a,
	5.500%, 3/1/25	583,075
2,197,000	Rite Aid Corp., 144a, 6.125%, 4/1/23	2,133,836
108,000	Spectrum Brands, Inc.,
	6.125%, 12/15/24	115,695
820,000	TreeHouse Foods, Inc., 144a,
	6.000%, 2/15/24	876,375
559,000	US Foods, Inc., 144a, 5.875%, 6/15/24	585,552
		14,207,935

	Information Technology — 5.6%
310,000	CDW LLC / CDW Finance Corp.,
	5.000%, 9/1/23	324,437
849,000	CDW LLC / CDW Finance Corp.,
	5.500%, 12/1/24	945,582
148,000	Dell International LLC / EMC Corp.,
	144a, 5.875%, 6/15/21	154,722

79

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 98.3% (Continued)

	Information Technology — (Continued)
$1,517,000	Dell International LLC / EMC Corp.,
	144a, 7.125%, 6/15/24	$1,676,020
1,016,000	Diebold Nixdorf, Inc., 8.500%, 4/15/24	1,101,364
711,000	EMC Corp., 3.375%, 6/1/23	684,897
997,000	First Data Corp., 144a, 5.000%, 1/15/24	1,035,185
578,000	First Data Corp., 144a, 5.375%, 8/15/23	604,588
336,000	First Data Corp., 144a, 7.000%, 12/1/23	358,781
211,000	j2 Cloud Services LLC / j2 Global
	Co-Obligor, Inc., 144a,
	6.000%, 7/15/25	220,759
1,051,000	Open Text Corp. (Canada), 144a,
	5.875%, 6/1/26	1,153,472
238,000	Quintiles IMS, Inc., 144a,
	4.875%, 5/15/23	247,520
575,000	Quintiles IMS, Inc., 144a,
	5.000%, 10/15/26	609,500
690,000	Sensata Technologies BV
	(Netherlands), 144a,
	5.000%, 10/1/25	727,294
338,000	Symantec Corp., 144a,
	5.000%, 4/15/25	353,423
623,000	Western Digital Corp., 10.500%, 4/1/24	732,025
276,000	Western Digital Corp., 144a,
	7.375%, 4/1/23	302,358
962,000	Zayo Group LLC / Zayo Capital, Inc.,
	6.000%, 4/1/23	1,016,112
		12,248,039

	Utilities — 4.0%
604,000	AES Corp., 4.875%, 5/15/23	622,120
161,000	AES Corp., 7.375%, 7/1/21	183,959
1,166,000	Calpine Corp., 5.375%, 1/15/23†	1,135,567
699,000	DPL, Inc., 7.250%, 10/15/21	761,910
362,000	Dynegy, Inc., 5.875%, 6/1/23	360,190
902,000	Dynegy, Inc., 7.375%, 11/1/22	939,208
500,000	GenOn Energy, Inc., 6/15/17(C)	372,500
541,000	GenOn Energy, Inc., 10/15/18(C)	396,282
698,000	InterGen NV (Netherlands), 144a,
	7.000%, 6/30/23	680,550
654,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 6.125%, 3/1/25	608,220
950,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 6.875%, 10/15/21	950,000
869,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 7.500%, 11/1/23	864,655
870,000	NRG Energy, Inc., 6.250%, 7/15/22	913,500
		8,788,661

	Real Estate — 2.6%
135,000	CoreCivic, Inc. REIT, 4.125%, 4/1/20	138,375
123,000	CoreCivic, Inc. REIT, 4.625%, 5/1/23	125,768
781,000	CyrusOne LP / CyrusOne Finance
	Corp. REIT, 144a, 5.000%, 3/15/24	822,002
277,000	CyrusOne LP / CyrusOne Finance
	Corp. REIT, 144a, 5.375%, 3/15/27	297,082
511,000	Equinix, Inc. REIT, 5.375%, 4/1/23	531,849
263,000	Equinix, Inc. REIT, 5.375%, 5/15/27	285,684
1,238,000	ESH Hospitality, Inc. REIT, 144a,
	5.250%, 5/1/25	1,279,782
110,000	GEO Group, Inc. (The) REIT,
	5.125%, 4/1/23	111,375
72,000	GEO Group, Inc. (The) REIT,
	5.875%, 10/15/24	75,060
523,000	MGM Growth Properties Operating
	Partnership LP / MGP Finance
	Co-Issuer, Inc. REIT, 5.625%, 5/1/24	566,712
1,308,000	Sabra Health Care LP. REIT,
	5.125%, 8/15/26	1,341,725
		5,575,414
	Total Corporate Bonds	$214,079,538

Shares
	Short-Term Investment Funds — 1.5%
1,887,126	Dreyfus Government Cash
	Management, Institutional Shares,
	0.92%∞Ω	1,887,126
1,467,010	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.93%**∞Ω	1,467,010
	Total Short-Term Investment Funds	$3,354,136

	Total Investment Securities —99.8%
	(Cost $212,387,674)	$217,433,674

	Other Assets in
	Excess of Liabilities — 0.2%	454,996

	Net Assets — 100.0%	$217,888,670

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2017.

(B)	Perpetual Bond - A bond with no definite maturity date.

(C)	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of September 30, 2017 was $768,782 or 0.4% of net assets.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2017 was $1,401,729.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

80

Touchstone High Yield Fund (Continued)

Portfolio Abbreviations:

LIBOR - London InterBank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities were valued at $104,400,678 or 47.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$214,079,538	$—	$214,079,538
Short-Term Investment Funds	3,354,136	—	—	3,354,136
Total	$3,354,136	$214,079,538	$—	$217,433,674

See accompanying Notes to Financial Statements.

81

Portfolio of Investments

Touchstone Merger Arbitrage Fund – September 30, 2017

		Market
	Shares	Value

Common Stocks — 73.5%

Financials — 36.8%
Avista Healthcare Public Acquisition Corp. - Class A (Cayman Islands)*	175,823	$1,758,230
Avista Healthcare Public Acquisition Corp. (Cayman Islands)*	618	6,390
Boulevard Acquisition Corp. I*	30,651	319,383
Boulevard Acquisition Corp. II*	173,911	1,739,110
Capitol Investment Corp. IV (Cayman Islands)*	249,408	2,524,009
Constellation Alpha Capital Corp. (British Virgin Islands)*	329,890	3,364,878
Double Eagle Acquisition Corp. - Class A (Cayman Islands)*	44,919	453,682
Draper Oakwood Technology Acquisition, Inc.*	130,000	1,323,400
Federal Street Acquisition Corp.*††	428,203	4,397,645
Federal Street Acquisition Corp. - Class A*	35,128	342,498
FinTech Acquisition Corp. II*††	426,825	4,374,956
Gores Holdings II, Inc.*	106,950	1,118,697
Gores Holdings II, Inc., Class A*	306,541	3,056,214
GP Investments Acquisition Corp. (Cayman Islands)*	484,108	4,599,026
GTY Technology Holdings, Inc. (Cayman Islands)*	10,755	112,497
GTY Technology Holdings, Inc., Class A (Cayman Islands)*††	377,137	3,763,827
Hennessy Capital Acquisition Corp. III*	181,416	1,873,120
Hennessy Capital Acquisition Corp. III*	123,677	1,219,455
Kayne Anderson Acquisition Corp., Class A*	105,902	1,032,545
Kayne Anderson Acquisition Corp., Class C*	423,689	4,232,653
Landcadia Holdings, Inc.*	187,943	1,883,189
Landcadia Holdings, Inc.*	72,900	782,946
M III Acquisition Corp.*††	281,242	2,764,609
M III Acquisition Corp.*	121,133	1,248,881
Matlin and Partners Acquisition Corp.*	376,592	3,822,409
Matlin and Partners Acquisition Corp., Class A*	91,103	884,610
Modern Media Acquisition Corp.*	164,441	1,718,408
Pensare Acquisition Corp.*	231,041	2,386,654
Saban Capital Acquisition Corp. (Cayman Islands)*	40,170	426,605
Saban Capital Acquisition Corp., Class A (Cayman Island)*	163,499	1,643,165
Silver Run Acquisition Corp. II*	438,789	4,703,818
TPG Pace Energy Holdings Corp.*	510,916	5,190,907
TPG Pace Energy Holdings Corp., Class A*	14,884	137,677
TPG Pace Holdings Corp. (Cayman Islands)*	438,133	4,512,770
TPG Pace Holdings Corp., Class A (Cayman Islands)*	58,550	556,225
Vantage Energy Acquisition Corp., Class A*	143,759	1,405,963
Vantage Energy Acquisition Corp., Class C*	334,180	3,398,611
		79,079,662

Health Care — 10.6%
Akorn, Inc.*††	126,138	4,186,520
Alere, Inc.*††	127,560	6,504,284
CR Bard, Inc.††	13,330	4,272,265
Humana, Inc.	2,500	609,075
Kite Pharma, Inc.*	22,270	4,004,369
NxStage Medical, Inc.*††	4,600	126,960
PAREXEL International Corp.*††	24,300	2,140,344
VWR Corp.*	25,341	839,041
		22,682,858

Information Technology — 7.5%
Brocade Communications Systems, Inc.††	486,180	5,809,851
Dell Technologies, Inc. - Class V*	45,830	3,538,534
Nets A/S (Denmark), 144a*	83,000	2,148,739
NXP Semiconductors NV (Netherlands)*	38,800	4,387,892
Silver Spring Networks, Inc.*	3,401	54,994
VMware, Inc. - Class A*	1,400	152,866
		16,092,876

Consumer Discretionary — 6.5%
Lennar Corp. - Class A	23,600	1,246,080
Lennar Corp. - Class B	30,557	1,377,510
Scripps Networks Interactive, Inc. - Class A	24,150	2,074,244
Time Warner, Inc.††	41,200	4,220,940
Tribune Media Co., Class A††	124,510	5,087,479
		14,006,253

Telecommunication Services — 3.2%
Level 3 Communications, Inc.*	74,080	3,947,723
Straight Path Communications, Inc., Class B*††	16,186	2,924,325
		6,872,048

Materials — 2.6%
Calgon Carbon Corp.††	165,476	3,541,186
Dominion Diamond Corp. (Canada)††	138,100	1,958,258
		5,499,444

Industrials — 2.0%
Orbital ATK, Inc.††	23,890	3,181,192
Sparton Corp.*	46,109	1,070,190
		4,251,382

Energy — 1.9%
Atwood Oceanics, Inc.*	439,300	4,125,027

Real Estate — 1.0%
First Potomac Realty Trust	111,200	1,238,768
Forestar Group, Inc.*	55,180	949,096
		2,187,864

82

Touchstone Merger Arbitrage Fund (Continued)

		Market
	Shares	Value

Common Stocks — 73.5% (Continued)

Utilities — 0.9%
Calpine Corp.*††	138,100	$2,036,975

Consumer Staples — 0.5%
Rite Aid Corp.*	525,002	1,029,004
Total Common Stocks		$157,863,393

Principal Amount

	Corporate Bonds — 15.2%

	Financials — 5.4%
$1,000,000	Allstate Corp. (The), (3M LIBOR
	+1.935%), 3.250%, 5/15/37(A)	985,000
2,200,000	Banco Bilbao Vizcaya Argentaria SA
	(Spain), 9.000%(B)	2,277,000
1,000,000	Barclays PLC (United Kingdom),
	8.250%(B)	1,056,250
2,000,000	Cloverie PLC for Zurich Insurance Co.
	Ltd., EMTN, (Ireland), (USD 6 Year
	Swap Rate +6.840%), 8.250%(B)	2,035,096
1,000,000	Cooperatieve Rabobank UA
	(Netherlands), 144a, 11.000%(B)	1,130,000
500,000	Corestates Capital III, 144a, (3M LIBOR
	+0.570%), 1.885%, 2/15/27(A)	473,750
500,000	JPMorgan Chase Capital XIII, (3M
	LIBOR +0.950%), 2.283%, 9/30/34(A)	461,250
500,000	JPMorgan Chase Capital XXIII, (3M
	LIBOR +1.000%), 2.315%, 5/15/47(A)	457,350
1,375,000	Manufacturers & Traders Trust Co., (3M
	LIBOR +0.640%), 1.956%, 12/1/21(A)	1,360,828
375,000	NB Capital Trust III, (3M LIBOR
	+0.550%), 1.854%, 1/15/27(A)	354,094
1,000,000	Societe Generale SA, EMTN, (France),
	8.250%(B)	1,057,400
		11,648,018

	Information Technology — 2.4%
4,050,000	EMC Corp., 1.875%, 6/1/18	4,033,922
1,000,000	QUALCOMM, Inc., (3M LIBOR
	+0.360%), 1.676%, 5/20/19(A)	1,003,844
		5,037,766

	Telecommunication Services — 1.4%
1,000,000	Clearwire Communications LLC /
	Clearwire Finance, Inc., 144a,
	8.250%, 12/1/40	1,010,000
750,000	Nexstar Broadcasting, Inc., 144a,
	6.125%, 2/15/22	781,875
1,200,000	T-Mobile USA, Inc., 6.125%, 1/15/22	1,248,000
		3,039,875

	Materials — 1.4%
1,000,000	Monsanto Co., 1.850%, 11/15/18	998,545
1,000,000	Silgan Holdings, Inc., 5.500%, 2/1/22	1,026,250
1,000,000	Vulcan Materials Co., (3M LIBOR
	+0.600%), 1.920%, 6/15/20 (A)	1,000,611
		3,025,406

	Consumer Discretionary — 1.3%
1,750,000	Downstream Development Authority
	of Quapaw Tribe of Oklahoma,
	144a, 10.500%, 7/1/19	1,715,000
1,005,000	LIN Television Corp., 5.875%, 11/15/22	1,047,712
		2,762,712

	Consumer Staples — 1.1%
2,250,000	Post Holdings, Inc., 144a,
	6.000%, 12/15/22	2,356,875

	Energy — 0.9%
725,000	Rice Energy, Inc., 6.250%, 5/1/22	757,625
1,100,000	Sunoco LP / Sunoco Finance Corp.,
	6.250%, 4/15/21	1,152,635
		1,910,260

	Health Care — 0.7%
1,500,000	CR Bard, Inc., 1.375%, 1/15/18	1,498,607

	Industrials — 0.6%
1,200,000	Jabil, Inc., 8.250%, 3/15/18	1,229,340
	Total Corporate Bonds	$32,508,859

	Commercial Mortgage-Backed Securities — 1.9%
2,750,000	CFCRE Mortgage Trust, Ser 2015-RUM,
	Class C, 144a, (1M LIBOR +2.750%),
	3.977%, 7/15/30(A)	2,709,336
1,320,000	GSCCRE Commercial Mortgage Trust,
	Ser 2015-HULA, Class C, 144a, (1M
	LIBOR +2.750%), 3.984%, 8/15/32(A)	1,324,113
	Total Commercial
	Mortgage-Backed Securities	$4,033,449

	Shares

Preferred Stock — 0.8%

Utilities — 0.8%
NextEra Energy Capital Holdings, Inc.,
5.700%	70,000	1,763,300

Exchange Traded Funds — 0.6%
Consumer Discretionary Select Sector
SPDR Fund	318	28,645
Financial Select Sector SPDR Fund	2,187	56,556
Health Care Select Sector SPDR Fund	201	16,428
Industrial Select Sector SPDR Fund	538	38,198
iShares US Telecommunications ETF	748	22,747
Materials Select Sector SPDR Fund	653	$37,090
SPDR S&P 500 ETF Trust	4,100	1,030,043

83

Touchstone Merger Arbitrage Fund (Continued)

		Market
	Shares	Value

Exchange Traded Funds — 0.6% (Continued)
Technology Select Sector SPDR Fund	1,963	116,013
Total Exchange Traded Funds		$1,345,720

Warrants — 0.3%

Financials — 0.3%
Avista Healthcare Public, Class A
(Cayman Islands), Exp 12/2/21,
Price $5.75*	308,182	$123,273
Constellation Alpha Capital Corp.,
(British Virgin Islands), Exp 3/23/24,
Price $11.50*	350,000	80,500
Double Eagle Acquisition Corp., Class
A (Cayman Islands), Exp 10/16/20,
Price $11.50*	181,698	125,372
Gores Holdings II, Inc., Class A, Exp
3/6/22, Price $11.50*	50,425	71,604
GP Investments Acqusition, Class C,
Exp 5/26/22, Price $11.50*	66,263	29,812
GTY Technology Holdings, Inc., Class
A (Cayman Islands), Exp 11/14/21,
Price $11.50*	59,477	69,588
M III Acquisition Corp., Exp 8/29/21,
Price $5.75*	161,760	87,350
Saban Capital Acquisition Corp., Class
A (Cayman Islands), Exp 9/21/21,
Price $11.50*	21,247	25,071
Silver Run Acquisition Corp. II, Class A,
Exp 4/27/22, Price 11.50*	68,070	103,466
Total Warrants		$716,036

	Number
	of	Notional
	Contracts	Amount

Purchased Options — 0.0%

Purchased Call Options — 0.0%
VMware, Inc., Strike @ 116.00,
Exp 10/17††	230	$2,511,370	1,150
VMware, Inc., Strike @110.00,
Exp 10/17††	230	2,511,370	29,440
			$30,590

Purchased Put Option — 0.0%
SPDR S&P 500 ETF Trust., Strike
@250.00, Exp 10/17††	100	2,512,300	3,700

Total Purchased Options			$34,290

Number
of
Rights
Rights — 0.0%
Media General, Inc. Exp 1/19/18, Strike
Price $10.00(C)	208,090	$20,809

	Shares

Short-Term Investment Fund — 20.2%
Dreyfus Government Cash
Management, Institutional Shares,
0.92%∞Ω	43,344,884	43,344,884

Total Long Positions
(Cost $242,290,915)		$241,630,740
Securities Sold Short — (13.2%)

Common Stocks — (8.3%)

Information Technology — (2.4%)
VMware, Inc. - Class A*	(47,230)	(5,157,044)

Energy — (2.0%)
Ensco PLC, Class A (United Kingdom)	(702,880)	(4,196,194)

Telecommunication Services — (1.5%)
AT&T, Inc.	(32,960)	(1,291,043)
CenturyLink, Inc.	(105,836)	(2,000,300)
		(3,291,343)

Consumer Discretionary — (1.5%)
Lennar Corp. - Class A	(43,457)	(2,294,530)
Sinclair Broadcast Group, Inc., Class A	(28,639)	(917,880)
		(3,212,410)

Health Care — (0.9%)
Becton Dickinson and Co.	(6,768)	(1,326,190)
Humana, Inc.	(2,500)	(609,075)
		(1,935,265)
Total Common Stocks		$(17,792,256)

Exchange Traded Funds — (4.9%)
Consumer Staples Select Sector SPDR
Fund	(680)	(36,706)
Energy Select Sector SPDR Fund	(2,715)	(185,923)
Real Estate Select Sector SPDR Fund	(2,425)	(78,182)
SPDR S&P 500 ETF Trust	(41,000)	(10,300,430)
Utilities Select Sector SPDR Fund	(418)	(22,175)
Total Exchange Traded Funds		$(10,623,416)

Total Securities Sold Short
(Proceeds $25,916,498)		$(28,415,672)

84

Touchstone Merger Arbitrage Fund (Continued)

	Number
	of	Notional	Market
	Contracts	Amount	Value

Written Options — (0.0%)

Written Call Options — (0.0%)
Calgon Carbon Corp., Strike
@ 22.50, Exp 01/18	(270)	$(577,800)	$(4,050)
Lennar Corp., Strike @ 50.00,
Exp 10/17	(107)	(564,960)	(35,310)
VMware, Inc., Strike @
114.00, Exp 10/17	(460)	(5,022,740)	(13,800)
			$(53,160)

Written Put Options — (0.0%)
Lennar Corp., Strike @ 50.00,
Exp 10/17	(53)	(279,840)	(1,855)
SPDR S&P 500 ETF Trust.,
Strike @ 2,475.00,
Exp 10/17	(86)	(21,666,496)	(860)
SPDR S&P 500 ETF Trust.,
Strike @ 2,485.00,
Exp 10/17	(200)	(50,387,200)	(4,200)
VMware, Inc., Strike @ 108.00,
Exp 10/17	(94)	(1,026,386)	(5,170)
			(12,085)

Total Written Options
(Premiums received $89,487)			$(65,245)

Total — 99.3%			$213,149,823

Cash Collateral for Securities
Sold Short and Written Options — 1.7%			3,641,369

Liabilities in Excess of Other Assets — (1.0%)			(2,111,269)

Net Assets — 100.0%			$214,679,923

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2017.

(B)	Perpetual Bond - A bond with no definite maturity date.

(C)	Level 3 - For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

*	Non-income producing security.

††	All or a portion of these securities are pledged as collateral for securities sold short and written options. The total value of the securities pledged as collateral as of September 30, 2017 was $56,285,095.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

Portfolio Abbreviations:

DKK - Danish Krone

EMTN - Euro Medium Term Note

ETF - Exchange Traded Fund

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

PLC - Public Limited Company

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities were valued at $13,649,688 or 6.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

85

Touchstone Merger Arbitrage Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks
Financials	$77,361,254	$1,718,408	$—	$79,079,662
Health Care	22,682,858	—	—	22,682,858
Information Technology	16,092,876	—	—	16,092,876
Consumer Discretionary	14,006,253	—	—	14,006,253
Telecommunication Services	6,872,048	—	—	6,872,048
Materials	5,499,444	—	—	5,499,444
Industrials	4,251,382	—	—	4,251,382
Energy	4,125,027	—	—	4,125,027
Real Estate	1,238,768	949,096	—	2,187,864
Utilities	2,036,975	—	—	2,036,975
Consumer Staples	1,029,004	—	—	1,029,004
Corporate Bonds	—	32,508,859	—	32,508,859
Commercial Mortgage-Backed Securities	—	4,033,449	—	4,033,449
Preferred Stock	1,763,300	—	—	1,763,300
Exchange Traded Funds	1,345,720	—	—	1,345,720
Warrants	716,036	—	—	716,036
Purchased Options Equity Contracts	34,290	—	—	34,290
Rights	—	—	20,809	20,809
Short-Term Investment Fund	43,344,884	—	—	43,344,884
Other Financial Instruments**
Forward Foreign Currency Contract	—	10,864	—	10,864
Total Assets	$202,400,119	$39,220,676	$20,809	$241,641,604
Liabilities:
Securities Sold Short
Common Stocks	$(17,792,256)	$—	$—	$(17,792,256)
Exchange Traded Funds	(10,623,416)	—	—	(10,623,416)
Other Financial Instruments**
Written Options Equity Contracts	(65,245)	—	—	(65,245)
Total Liabilities	$(28,480,917)	$—	$—	$(28,480,917)
Total	$173,919,202	$39,220,676	$20,809	$213,160,687

** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent market value for written option equity contracts and unrealized appreciation on forward foreign currency contracts.

Measurements Using Unobservable Inputs (Level 3)

Assets	Rights

Beginning balance September 30, 2016	$—
Unrealized gain from corporate action	430,746
Realized gain from distributions received	(409,937)
Ending balance September 30, 2017	$20,809
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at September 30, 2017	$20,809

		Valuation	Unobservable
Rights	Fair Value	Technique	Input

Media General, Inc. Exp 1/19/18, Strike Price $10.00	$20,809	Issuer Guidance	New Issuer

86

Touchstone Merger Arbitrage Fund (Continued)

Forward Foreign Currency Contracts

		Contract to				Unrealized
Counterparty	Expiration Date	Receive		Deliver		Appreciation

Brown Brothers Harriman	12/27/2017	USD	2,198,058	DKK	13,695,000	$10,864
						$10,864

See accompanying Notes to Financial Statements.

87

Portfolio of Investments

Touchstone Mid Cap Fund – September 30, 2017

		Market
	Shares	Value

Common Stocks — 99.0%

Consumer Discretionary — 26.3%
CarMax, Inc.*	438,110	$33,213,119
Deckers Outdoor Corp.*	193,000	13,203,130
Dollar Tree, Inc.*	275,330	23,904,151
Hasbro, Inc.	280,950	27,440,387
Penske Automotive Group, Inc.	489,634	23,291,889
PulteGroup, Inc.	1,197,560	32,729,315
Tiffany & Co.	292,200	26,818,116
Whirlpool Corp.	127,380	23,493,967
		204,094,074

Financials — 19.0%
Alleghany Corp.*	57,710	31,971,917
M&T Bank Corp.	205,860	33,151,694
Progressive Corp. (The)	746,230	36,132,457
T Rowe Price Group, Inc.	304,580	27,610,177
Voya Financial, Inc.	476,310	19,000,006
		147,866,251

Industrials — 16.8%
Armstrong World Industries, Inc.*	497,220	25,482,525
Cintas Corp.	357,650	51,601,742
Copart, Inc.*	677,268	23,277,701
Old Dominion Freight Line, Inc.	273,920	30,161,331
		130,523,299

Information Technology — 15.1%
Amphenol Corp. - Class A	408,340	34,561,898
Citrix Systems, Inc.*	309,520	23,777,326
Paychex, Inc.	505,040	30,282,198
Symantec Corp.	876,340	28,752,715
		117,374,137

Materials — 11.8%
Ball Corp.	798,580	32,981,354
NewMarket Corp.	74,350	31,654,513
Vulcan Materials Co.	225,820	27,008,072
		91,643,939

Consumer Staples — 10.0%
Brown-Forman Corp. - Class B	421,520	22,888,536
Edgewell Personal Care Co.*	215,130	15,655,010
Energizer Holdings, Inc.	346,621	15,961,897
Post Holdings, Inc.*	265,872	23,468,521
		77,973,964
Total Common Stocks		$769,475,664

Short-Term Investment Fund — 1.1%
Dreyfus Government Cash
Management, Institutional Shares,
0.92%∞Ω	8,406,422	$8,406,422

Total Investment Securities —100.1%
(Cost $617,148,867)		$777,882,086

Liabilities in Excess of Other Assets — (0.1%)		(924,012)

Net Assets — 100.0%		$776,958,074

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$769,475,664	$—	$—	$769,475,664
Short-Term Investment Fund	8,406,422	—	—	8,406,422
Total	$777,882,086	$—	$—	$777,882,086

See accompanying Notes to Financial Statements.

88

Portfolio of Investments

Touchstone Mid Cap Value Fund – September 30, 2017

		Market
	Shares	Value

Common Stocks — 95.5%

Financials — 18.5%
Allstate Corp. (The)	119,531	$10,986,094
Ameriprise Financial, Inc.	76,198	11,316,165
Blackstone Mortgage Trust, Inc. - Class A, REIT†	333,224	10,336,608
E*TRADE Financial Corp.*	209,544	9,138,214
Hanover Insurance Group, Inc. (The)	76,387	7,404,192
Hartford Financial Services Group, Inc. (The)	183,092	10,148,790
M&T Bank Corp.	60,543	9,749,845
Reinsurance Group of America, Inc.	76,387	10,658,278
Signature Bank*	79,216	10,142,817
SLM Corp.*	853,171	9,785,871
SVB Financial Group*	54,272	10,153,748
TCF Financial Corp.	413,524	7,046,449
Unum Group	200,821	10,267,978
		127,135,049

Industrials — 12.7%
Aercap Holdings N.V. (Netherlands)*	250,095	12,782,355
Clean Harbors, Inc.*	129,291	7,330,800
Dover Corp.	141,975	12,975,095
Fluor Corp.	129,810	5,465,001
KAR Auction Services, Inc.	234,535	11,196,701
Parker-Hannifin Corp.	47,954	8,392,909
Regal-Beloit Corp.	140,089	11,067,031
Snap-on, Inc.	65,589	9,773,417
Stericycle, Inc.*	119,719	8,574,275
		87,557,584

Information Technology — 11.2%
Cadence Design Systems, Inc.*	196,719	7,764,499
CSRA, Inc.	365,901	11,807,625
Diebold Nixdorf, Inc.†	268,060	6,125,171
Fidelity National Information Services, Inc.	120,945	11,295,054
MACOM Technology Solutions Holdings, Inc.*	227,085	10,130,262
PTC, Inc.*	163,146	9,181,857
Qorvo, Inc.*	137,260	9,701,537
Synopsys, Inc.*	138,533	11,156,062
		77,162,067

Consumer Discretionary — 10.8%
Aramark	248,209	10,079,768
BorgWarner, Inc.	240,335	12,312,362
Carter's, Inc.	53,904	5,323,020
Dollar General Corp.	93,126	7,547,862
Dollar Tree, Inc.*	118,541	10,291,730
Harley-Davidson, Inc.	135,421	6,528,646
LKQ Corp.*	496,229	17,859,282
Michaels Cos., Inc. (The)*	210,582	4,521,196
		74,463,866

Utilities — 8.2%
DTE Energy Co.	107,790	11,572,334
Edison International	135,185	10,432,226
Great Plains Energy, Inc.	252,453	7,649,326
Pinnacle West Capital Corp.	143,060	12,097,154
PPL Corp.	210,864	8,002,289
Westar Energy, Inc.	142,447	7,065,371
		56,818,700

Real Estate — 8.0%
Alexandria Real Estate Equities, Inc., REIT	94,257	11,213,755
American Campus Communities, Inc., REIT	205,866	9,088,984
Brixmor Property Group, Inc., REIT	474,586	8,922,217
Equinix, Inc., REIT	19,380	8,649,294
Host Hotels & Resorts, Inc., REIT	438,609	8,109,880
Mid-America Apartment Communities, Inc., REIT	84,921	9,076,356
		55,060,486

Materials — 7.9%
Allegheny Technologies, Inc.*†	289,891	6,928,395
Bemis Co., Inc.	163,901	7,468,969
FMC Corp.	97,464	8,704,510
Olin Corp.	202,754	6,944,325
PPG Industries, Inc.	81,903	8,899,580
Sonoco Products Co.	108,235	5,460,456
Valvoline, Inc.	418,428	9,812,137
		54,218,372

Energy — 6.5%
Anadarko Petroleum Corp.	187,005	9,135,194
Cimarex Energy Co.	91,894	10,445,591
EQT Corp.	145,559	9,496,269
Newfield Exploration Co.*	237,835	7,056,564
Noble Energy, Inc.	292,343	8,290,847
		44,424,465

Health Care — 6.1%
AmerisourceBergen Corp.	57,196	4,732,969
Charles River Laboratories International, Inc.*	88,457	9,555,125
DENTSPLY SIRONA, Inc.	158,667	9,489,873
Envision Healthcare Corp.*	202,236	9,090,508
Patterson Cos., Inc.	242,173	9,359,986
		42,228,461

Consumer Staples — 5.6%
Darling Ingredients, Inc.*	385,138	6,747,618
Hain Celestial Group, Inc. (The)*	240,355	9,890,608
Kroger Co. (The)	357,743	7,176,325
TreeHouse Foods, Inc.*	105,621	7,153,710
Tyson Foods, Inc. - Class A	109,865	7,739,989
		38,708,250
Total Common Stocks		$657,777,300

89

Touchstone Mid Cap Value Fund (Continued)

		Market
	Shares	Value

Exchange Traded Fund — 1.9%
iShares Russell Mid-Cap Value ETF	159,091	$13,511,599

Short-Term Investment Funds — 5.8%
Dreyfus Government Cash
Management, Institutional Shares,
0.92%∞Ω	20,619,870	20,619,870
Invesco Government & Agency
Portfolio, Institutional Class,
0.93%**∞Ω	19,265,914	19,265,914
Total Short-Term Investment Funds		$39,885,784

Total Investment Securities —103.2%
(Cost $615,799,281)		$711,174,683

Liabilities in Excess of Other Assets — (3.2%)		(22,353,902)

Net Assets — 100.0%		$688,820,781

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2017 was $18,923,622.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

Portfolio Abbreviations:

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$657,777,300	$—	$—	$657,777,300
Exchanged Traded Fund	13,511,599	—	—	13,511,599
Short-Term Investment Funds	39,885,784	—	—	39,885,784
Total	$711,174,683	$—	$—	$711,174,683

See accompanying Notes to Financial Statements.

90

Portfolio of Investments

Touchstone Premium Yield Equity Fund – September 30, 2017

		Market
	Shares	Value

Common Stocks — 97.3%

Information Technology — 16.4%
Cisco Systems, Inc.	130,958	$4,404,118
Cypress Semiconductor Corp.	221,163	3,321,868
HP, Inc.	122,482	2,444,741
International Business Machines Corp.	9,845	1,428,313
Microchip Technology, Inc.	14,424	1,294,987
QUALCOMM, Inc.	42,584	2,207,555
Taiwan Semiconductor Manufacturing
Co. Ltd., ADR	73,950	2,776,822
Western Digital Corp.	21,750	1,879,200
		19,757,604

Real Estate — 15.7%
Crown Castle International Corp., REIT	37,547	3,753,949
Digital Realty Trust, Inc., REIT	27,170	3,215,026
Hospitality Properties Trust, REIT	73,492	2,093,787
Lamar Advertising Co. - Class A, REIT	42,355	2,902,588
Ventas, Inc., REIT	32,511	2,117,441
Welltower, Inc., REIT	17,400	1,222,872
Weyerhaeuser Co., REIT	105,774	3,599,489
		18,905,152

Health Care — 14.9%
Abbott Laboratories	54,261	2,895,367
AbbVie, Inc.	29,992	2,665,089
GlaxoSmithKline PLC, ADR	54,947	2,230,848
Johnson & Johnson	22,895	2,976,579
Merck & Co., Inc.	62,274	3,987,404
Pfizer, Inc.	90,205	3,220,319
		17,975,606

Financials — 10.7%
Bank of Montreal (Canada)	34,113	2,582,695
BB&T Corp.	78,987	3,707,650
CME Group, Inc.	19,003	2,578,327
PacWest Bancorp	26,787	1,353,011
Toronto-Dominion Bank (The) (Canada)	48,766	2,744,063
		12,965,746

Consumer Discretionary — 10.0%
Coach, Inc.	69,600	2,803,488
Cracker Barrel Old Country Store, Inc.†	13,279	2,013,362
Hanesbrands, Inc.	99,821	2,459,589
L Brands, Inc.	26,329	1,095,550
Target Corp.	42,801	2,525,687
Tupperware Brands Corp.	19,918	1,231,331
		12,129,007

Energy — 8.4%
Enbridge, Inc. (Canada)	87,916	3,678,405
ONEOK, Inc.	51,971	2,879,713
Pembina Pipeline Corp. (Canada)	32,053	1,125,060
Williams Cos., Inc. (The)	80,132	2,404,761
		10,087,939

Telecommunication Services — 8.0%
AT&T, Inc.	76,926	3,013,191
BCE, Inc. (Canada)	65,937	3,087,830
Verizon Communications, Inc.	25,871	1,280,356
Vodafone Group PLC, ADR	79,674	2,267,522
		9,648,899

Industrials — 6.3%
Covanta Holding Corp.	48,308	717,374
Eaton Corp. PLC (Ireland)	27,932	2,144,898
Pitney Bowes, Inc.	187,591	2,628,150
United Parcel Service, Inc. - Class B	17,858	2,144,567
		7,634,989

Materials — 5.1%
International Paper Co.	57,008	3,239,195
LyondellBasell Industries NV - Class A
(Netherlands)	29,992	2,970,708
		6,209,903

Utilities — 1.8%
National Grid PLC, ADR	35,029	2,196,669
Total Common Stocks		$117,511,514

Short-Term Investment Funds — 4.4%
Dreyfus Government Cash
Management, Institutional Shares,
0.92%∞Ω	3,310,094	3,310,094
Invesco Government & Agency
Portfolio, Institutional Class,
0.93%**∞Ω	2,017,911	2,017,911
Total Short-Term Investment Funds		$5,328,005

Total Investment Securities —101.7%
(Cost $105,333,633)		$122,839,519

Liabilities in Excess of Other Assets — (1.7%)		(2,027,323)

Net Assets — 100.0%		$120,812,196

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2017 was $1,993,197.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

91

Touchstone Premium Yield Equity Fund (Continued)

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$117,511,514	$—	$—	$117,511,514
Short-Term Investment Funds	5,328,005	—	—	5,328,005
Total	$122,839,519	$—	$—	$122,839,519

See accompanying Notes to Financial Statements.

92

Portfolio of Investments

Touchstone Sands Capital Select Growth Fund – September 30, 2017

		Market
	Shares	Value

Common Stocks — 97.8%

Information Technology — 54.2%
Activision Blizzard, Inc.	786,000	$50,704,860
Adobe Systems, Inc.*	731,634	109,145,160
Alibaba Group Holding Ltd. ADR*	894,867	154,552,479
Alphabet, Inc. - Class A*	120,500	117,333,260
Alphabet, Inc. - Class C*	20,600	19,757,666
Baidu, Inc. ADR*	467,480	115,790,121
CoStar Group, Inc.*	178,598	47,908,913
Facebook, Inc. - Class A*	940,880	160,768,166
Palo Alto Networks, Inc.*	365,000	52,596,500
salesforce.com, Inc.*	1,574,612	147,100,253
ServiceNow, Inc.*	903,000	106,129,590
Snap, Inc. - Class A*†	1,670,924	24,295,235
Splunk Inc.*	964,844	64,094,587
Visa, Inc. - Class A	1,735,699	182,664,963
		1,352,841,753

Consumer Discretionary — 19.1%
Amazon.com, Inc.*	144,000	138,434,400
Chipotle Mexican Grill, Inc.*	143,500	44,173,605
Netflix, Inc.*	626,000	113,525,100
Priceline Group, Inc. (The)*	62,400	114,243,168
Starbucks Corp.	750,000	40,282,500
Under Armour, Inc. - Class A*†	803,000	13,233,440
Under Armour, Inc. - Class C*†	814,019	12,226,565
		476,118,778

Health Care — 18.2%
Alexion Pharmaceuticals, Inc.*	574,230	80,558,727
athenahealth, Inc.*	70,169	8,726,217
Biogen, Inc.*	144,090	45,117,461
BioMarin Pharmaceutical, Inc.*	583,681	54,323,191
Edwards Lifesciences Corp.*	472,677	51,668,323
Illumina, Inc.*	355,396	70,794,883
Incyte Corp.*	537,062	62,696,618
Regeneron Pharmaceuticals, Inc.*	177,500	79,363,800
		453,249,220

Financials — 3.5%
Charles Schwab Corp. (The)	1,605,000	70,202,700
LendingClub Corp.*	2,723,000	16,583,070
		86,785,770

Consumer Staples — 2.8%
Monster Beverage Corp.*	1,278,000	70,609,500
Total Common Stocks		$2,439,605,021

Short-Term Investment Funds — 5.2%
Dreyfus Government Cash
Management, Institutional Shares,
0.92%∞Ω	80,646,919	80,646,919
Invesco Government & Agency
Portfolio, Institutional Class,
0.93%**∞Ω	50,169,710	50,169,710
Total Short-Term Investment Funds		$130,816,629

Total Investment Securities —103.0%
(Cost $1,327,436,750)		$2,570,421,650

Liabilities in Excess of Other Assets — (3.0%)		(74,640,137)

Net Assets — 100.0%		$2,495,781,513

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2017 was $49,257,364.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

Portfolio Abbreviation:

ADR - American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$2,439,605,021	$—	$—	$2,439,605,021
Short-Term Investment Funds	130,816,629	—	—	130,816,629
Total	$2,570,421,650	$—	$—	$2,570,421,650

See accompanying Notes to Financial Statements.

93

Portfolio of Investments

Touchstone Small Cap Fund – September 30, 2017

		Market
	Shares	Value

Common Stocks — 96.7%

Industrials — 28.6%
Armstrong World Industries, Inc.*	152,850	$7,833,563
GATX Corp.†	176,300	10,853,028
Kaman Corp.	161,884	9,029,890
Landstar System, Inc.	128,770	12,831,930
Matson, Inc.	153,895	4,336,761
Orbital ATK, Inc.	84,842	11,297,561
USG Corp.*	291,990	9,533,474
		65,716,207

Consumer Discretionary — 20.2%
Cooper Tire & Rubber Co.	177,480	6,637,752
Deckers Outdoor Corp.*	42,500	2,907,425
MSG Networks, Inc., Class A*	205,230	4,350,876
Penske Automotive Group, Inc.	203,720	9,690,960
Service Corp. International	323,760	11,169,720
Sturm Ruger & Co., Inc.†	114,512	5,920,270
Tempur Sealy International, Inc.*†	87,180	5,624,854
		46,301,857

Materials — 15.9%
Ingevity Corp.*	126,210	7,884,339
NewMarket Corp.	33,033	14,063,800
Olin Corp.	348,690	11,942,632
Tredegar Corp.	137,363	2,472,534
		36,363,305

Real Estate — 10.2%
Alexander & Baldwin, Inc.	254,158	11,775,140
First Industrial Realty Trust, Inc. REIT	312,821	9,412,784
Tejon Ranch Co.*	106,071	2,238,098
		23,426,022

Financials — 7.5%
Eaton Vance Corp.	116,719	5,762,417
MBIA, Inc.*	462,584	4,024,481
White Mountains Insurance Group Ltd.
(Bermuda)*	8,549	7,326,493
		17,113,391

Consumer Staples — 7.3%
Energizer Holdings, Inc.	180,440	8,309,262
PriceSmart, Inc.	95,665	8,538,101
		16,847,363

Information Technology — 3.3%
DST Systems, Inc.	138,090	7,578,379

Energy — 2.1%
Dril-Quip, Inc.*	109,290	4,825,154

Health Care — 1.6%
Bruker Corp.	125,020	3,719,345
Total Common Stocks		$221,891,023

Short-Term Investment Funds — 11.3%
Dreyfus Government Cash
Management, Institutional Shares,
0.92%∞Ω	7,402,806	7,402,806
Invesco Government & Agency
Portfolio, Institutional Class,
0.93%**∞Ω	18,630,416	18,630,416
Total Short-Term Investment Funds		$26,033,222

Total Investment Securities —108.0%
(Cost $170,906,193)		$247,924,245

Liabilities in Excess of Other Assets — (8.0%)		(18,367,322)

Net Assets — 100.0%		$229,556,923

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2017 was $17,878,002.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

Portfolio Abbreviation:

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$221,891,023	$—	$—	$221,891,023
Short-Term Investment Funds	26,033,222	—	—	26,033,222
Total	$247,924,245	$—	$—	$247,924,245

See accompanying Notes to Financial Statements.

94

Portfolio of Investments

Touchstone Small Cap Value Fund – September 30, 2017

		Market
	Shares	Value

Common Stocks — 98.4%
Financials — 28.3%
Banc of California, Inc.†	19,459	$403,774
Bank of NT Butterfield & Son Ltd. (The)
(Bermuda)	26,287	963,156
BankUnited, Inc.	42,208	1,501,339
Blackstone Mortgage Trust, Inc. - Class A
REIT†	51,546	1,598,957
Chemical Financial Corp.	21,928	1,145,957
Federated Investors, Inc. - Class B	12,077	358,687
First Horizon National Corp.	72,848	1,395,039
FNB Corp.	119,232	1,672,825
Hancock Holding Co.	24,281	1,176,415
Hanover Insurance Group, Inc. (The)	13,237	1,283,062
Hercules Capital, Inc.	74,060	955,374
Horace Mann Educators Corp.	35,754	1,406,920
IBERIABANK Corp.	20,657	1,696,973
Infinity Property & Casualty Corp.	9,971	939,268
MB Financial, Inc.	29,269	1,317,690
National General Holdings Corp.	20,210	386,213
SLM Corp.*	130,081	1,492,029
Sterling Bancorp	83,860	2,067,149
TCF Financial Corp.	59,263	1,009,842
Univest Corp. of Pennsylvania	42,314	1,354,048
Validus Holdings Ltd. (Bermuda)	18,781	924,213
		25,048,930

Industrials — 20.6%
Actuant Corp. - Class A	27,505	704,128
Altra Industrial Motion Corp.	14,704	707,262
Clean Harbors, Inc.*	16,259	921,885
EMCOR Group, Inc.	17,202	1,193,475
EnPro Industries, Inc.	19,558	1,575,005
Generac Holdings, Inc.*	21,213	974,313
Hexcel Corp.	17,784	1,021,157
Huron Consulting Group, Inc.*	23,548	807,696
ITT, Inc.	23,249	1,029,233
Korn/Ferry International	36,701	1,447,120
Masonite International Corp.*	9,848	681,482
Matthews International Corp. - Class A	11,184	696,204
Milacron Holdings Corp.*	57,544	970,192
Regal Beloit Corp.	15,010	1,185,790
Standex International Corp.	12,025	1,277,055
Team, Inc.*†	74,863	999,421
Tetra Tech, Inc.	10,077	469,084
TriMas Corp.*	38,657	1,043,739
Triumph Group, Inc.	18,797	559,211
		18,263,452

Information Technology — 9.5%
Blackhawk Network Holdings, Inc.*	30,403	1,331,651
BroadSoft, Inc.*	20,823	1,047,397
CACI International, Inc. - Class A*	6,013	837,912
CSRA, Inc.	46,622	1,504,492
Diebold Nixdorf, Inc.†	38,924	889,413
MACOM Technology Solutions
Holdings, Inc.*†	27,411	1,222,805
Semtech Corp.*	13,280	498,664
Virtusa Corp.*	29,447	1,112,508
		8,444,842

Consumer Discretionary — 8.9%
Buffalo Wild Wings, Inc.*	3,608	381,366
Callaway Golf Co.	43,775	631,673
DSW, Inc. - Class A	31,851	684,160
Express, Inc.*	17,358	117,340
Horizon Global Corp.*	47,778	842,804
Michaels Cos., Inc. (The)*	18,529	397,818
Murphy USA, Inc.*	28,818	1,988,442
Nexstar Media Group, Inc. - Class A	20,681	1,288,426
Oxford Industries, Inc.	9,484	602,613
Steven Madden Ltd.*	15,642	677,299
Tailored Brands, Inc.†	17,950	259,198
		7,871,139

Consumer Staples — 6.9%
B&G Foods, Inc.†	18,044	574,701
Darling Ingredients, Inc.*	57,087	1,000,164
Hain Celestial Group, Inc. (The)*	31,242	1,285,608
Hostess Brands, Inc.*	54,171	739,976
Performance Food Group Co.*	21,352	603,194
Snyder's-Lance, Inc.	20,163	769,017
TreeHouse Foods, Inc.*	16,297	1,103,796
		6,076,456

Materials — 6.2%
Allegheny Technologies, Inc.*†	35,962	859,492
HB Fuller Co.	15,900	923,154
Ingevity Corp.*	9,417	588,280
Olin Corp.	18,665	639,276
Silgan Holdings, Inc.	27,454	807,971
Sonoco Products Co.	11,130	561,509
Valvoline, Inc.	46,941	1,100,766
		5,480,448

Health Care — 5.0%
Charles River Laboratories International,
Inc.*	11,271	1,217,493
Envision Healthcare Corp.*	19,787	889,426
HealthSouth Corp.	28,843	1,336,873
Patterson Cos., Inc.	26,192	1,012,321
		4,456,113

Utilities — 4.3%
Great Plains Energy, Inc.	39,247	1,189,184
Hawaiian Electric Industries, Inc.	16,307	544,165
IDACORP, Inc.	8,666	762,001
Portland General Electric Co.	29,815	1,360,757
		3,856,107

Real Estate — 4.2%
Columbia Property Trust, Inc. REIT	38,655	841,519
Corporate Office Properties Trust REIT	38,199	1,254,073
Education Realty Trust, Inc. REIT	25,966	932,958

95

Touchstone Small Cap Value Fund (Continued)

		Market
	Shares	Value

Common Stocks — 98.4% (Continued)

Real Estate — (Continued)
Lexington Realty Trust REIT	63,686	$650,871
		3,679,421

Energy — 3.8%
Callon Petroleum Co.*	64,004	719,405
Carrizo Oil & Gas, Inc.*	43,954	752,932
Select Energy Services, Inc. - Class A*†	27,265	434,059
SRC Energy, Inc.*†	91,241	882,301
World Fuel Services Corp.	17,263	585,388
		3,374,085

Telecommunication Services — 0.7%
Cogent Communications Holdings, Inc.	13,517	660,981
Total Common Stocks		$87,211,974

Exchange Traded Fund — 0.4%
iShares Russell 2000 Value ETF	2,898	359,700

Short-Term Investment Funds — 9.0%
Dreyfus Government Cash
Management, Institutional Shares,
0.92%∞Ω	1,896,939	1,896,939
Invesco Government & Agency
Portfolio, Institutional Class,
0.93%**∞Ω	6,055,485	6,055,485
Total Short-Term Investment Funds		$7,952,424

Total Investment Securities —107.8%
(Cost $90,699,791)		$95,524,098

Liabilities in Excess of Other Assets — (7.8%)		(6,889,371)

Net Assets — 100.0%		$88,634,727

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2017 was $5,951,490.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

Portfolio Abbreviations:

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$87,211,974	$—	$—	$87,211,974
Exchange Traded Fund	359,700	—	—	359,700
Short-Term Investment Funds	7,952,424	—	—	7,952,424
Total	$95,524,098	$—	$—	$95,524,098

See accompanying Notes to Financial Statements.

96

Portfolio of Investments

Touchstone Total Return Bond Fund – September 30, 2017

Principal		Market
Amount		Value

	Corporate Bonds — 30.0%

	Industrials — 9.4%
$1,238,353	American Airlines 2011-1 Class B Pass
	Through Trust, 144a,
	7.000%, 1/31/18	$1,253,832
23,463	Burlington Northern and Santa Fe
	Railway Co. 1998-C Pass Through
	Trust, 6.230%, 7/2/18	23,846
62,824	Burlington Northern and Santa Fe
	Railway Co. 2004-1 Pass Through
	Trust, 4.575%, 1/15/21	64,888
279,035	Burlington Northern and Santa Fe
	Railway Co. 2005-3 Pass Through
	Trust, 4.830%, 1/15/23	293,443
1,297,400	Burlington Northern and Santa Fe
	Railway Co. 2005-4 Pass Through
	Trust, 4.967%, 4/1/23	1,373,931
865,195	Continental Airlines 2000-2 Class A-1
	Pass Through Trust, 7.707%, 4/2/21	932,248
1,558,226	CSX Transportation, Inc.,
	6.251%, 1/15/23	1,783,733
1,174,291	Delta Air Lines 2010-2 Class A Pass
	Through Trust, 4.950%, 5/23/19	1,212,338
654,408	Federal Express Corp. 1998 Pass
	Through Trust, 6.845%, 1/15/19	674,040
860,649	Federal Express Corp. 1999 Pass
	Through Trust, 7.650%, 1/15/23	974,685
1,800,000	GATX Corp., 3.250%, 3/30/25	1,788,003
541,000	General Electric Co. MTN,
	3.450%, 5/15/24	566,824
1,180,000	Kansas City Southern, 3.000%, 5/15/23	1,182,938
1,475,000	Kansas City Southern, 3.125%, 6/1/26	1,432,623
1,941,000	Norfolk Southern Corp.,
	2.903%, 2/15/23	1,968,639
1,404,000	Republic Services, Inc.,
	5.250%, 11/15/21	1,550,051
1,000,000	SBA Tower Trust, 144a,
	3.168%, 4/11/22	999,312
1,501,756	Southwest Airlines Co. 2007-1 Pass
	Through Trust, 6.150%, 8/1/22	1,651,931
29,061	Union Pacific Railroad Co. 2001 Pass
	Through Trust, 6.630%, 1/27/22	32,768
1,166,915	Union Pacific Railroad Co. 2003 Pass
	Through Trust, 4.698%, 1/2/24	1,230,542
623,957	Union Pacific Railroad Co. 2006 Pass
	Through Trust, 5.866%, 7/2/30	709,508
1,644,000	United Rentals North America, Inc.,
	5.750%, 11/15/24	1,744,695
1,616,000	Waste Management, Inc.,
	2.400%, 5/15/23	1,597,333
		25,042,151

	Financials — 7.6%
2,008,000	American Express Co.,
	2.650%, 12/2/22	2,018,455
1,777,000	Delphi Financial Group, Inc.,
	7.875%, 1/31/20	1,978,892
1,970,291	Fishers Lane Associates LLC, 144a,
	3.666%, 8/5/30	2,017,988
2,050,000	Ford Motor Credit Co. LLC,
	4.375%, 8/6/23	2,163,445
1,386,000	GE Capital International Funding Co.
	(Ireland), 3.373%, 11/15/25	1,433,459
2,106,000	National Rural Utilities Cooperative
	Finance Corp., 3.400%, 11/15/23	2,191,318
708,000	Nationwide Mutual Insurance Co.,
	144a, 9.375%, 8/15/39	1,174,594
270,000	Pacific Life Insurance Co., 144a,
	9.250%, 6/15/39	443,454
1,500,000	Provident Cos., Inc., 7.000%, 7/15/18	1,557,812
1,398,000	Torchmark Corp., 3.800%, 9/15/22	1,441,301
2,000,000	USB Capital IX, 3.500%	1,781,100
2,000,000	Wachovia Capital Trust III, 5.570%	2,005,000
		20,206,818

	Utilities — 4.5%
1,314,409	Bruce Mansfield Unit 1, 2007 Pass
	Through Trust, 6.850%, 6/1/34	575,054
610,000	California Water Service Co.,
	5.500%, 12/1/40	747,190
1,311,000	Commonwealth Edison Co.,
	5.900%, 3/15/36	1,663,065
1,780,000	Dominion Resources, Inc., (3M LIBOR
	+2.300%), 3.633%, 9/30/66(A)	1,632,260
275,000	Duke Energy Progress LLC,
	6.300%, 4/1/38	370,173
1,700,000	Entergy Louisiana LLC,
	4.440%, 1/15/26	1,832,365
500,000	Georgia Power Co., 4.750%, 9/1/40	547,202
581,924	Kiowa Power Partners LLC, 144a,
	5.737%, 3/30/21	600,577
2,000,000	NextEra Energy Capital Holdings, Inc.,
	(3M LIBOR +2.068%),
	3.403%, 10/1/66(A)	1,900,000
1,983,000	South Carolina Electric & Gas Co.,
	4.600%, 6/15/43	2,142,894
		12,010,780

	Energy — 3.7%
1,000,000	Apache Corp., 3.250%, 4/15/22	1,014,304
1,253,000	Chesapeake Energy Corp.,
	6.625%, 8/15/20†	1,290,590
1,530,000	Newfield Exploration Co.,
	5.750%, 1/30/22	1,633,275
1,000,000	Petrobras Global Finance BV
	(Netherlands), 7.375%, 1/17/27	1,101,000
1,500,000	Petroleos Mexicanos (Mexico),
	4.875%, 1/24/22	1,573,125
400,000	Spectra Energy Partners LP,
	3.500%, 3/15/25	402,666
1,914,000	Tennessee Valley Authority,
	4.650%, 6/15/35	2,298,919

97

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 30.0% (Continued)

	Energy — (Continued)
$500,000	Texas Eastern Transmission LP,
	7.000%, 7/15/32	$633,839
		9,947,718

	Consumer Staples — 1.8%
2,848,572	CVS Pass-Through Trust,
	6.036%, 12/10/28	3,219,595
1,500,000	Kroger Co. (The), 3.850%, 8/1/23	1,553,583
		4,773,178

	Consumer Discretionary — 1.8%
818,000	American Airlines 2016-3 Class AA
	Pass Through Trust,
	3.000%, 10/15/28	811,865
654,564	Continental Airlines 2012-2 Class A
	Pass Through Trust,
	4.000%, 10/29/24	685,656
990,000	PulteGroup, Inc., 7.875%, 6/15/32	1,213,047
1,300,000	Royal Caribbean Cruises Ltd. (Liberia),
	5.250%, 11/15/22	1,441,007
466,000	Service Corp. International,
	5.375%, 5/15/24	495,125
		4,646,700

	Health Care — 0.6%
1,650,000	HCA, Inc., 4.250%, 10/15/19	1,707,750

	Telecommunication Services — 0.6%
1,422,000	Verizon Communications, Inc.,
	5.012%, 4/15/49	1,453,874
	Total Corporate Bonds	$79,788,969

	U.S. Government Agency Obligations — 26.3%
22,256	Astro Offshore Corp.,
	6.000%, 12/20/19	22,800
1,371,000	Canal Barge Co., Inc., 4.500%, 11/12/34	1,444,451
364,828	EJM Airport LLC, 6.271%, 5/15/20	384,550
1,765,133	Helios Leasing I LLC, 1.734%, 7/24/24	1,732,229
490,000	Matson Navigation Co., Inc.,
	5.337%, 9/4/28	543,247
1,423,500	Petroleos Mexicanos (Mexico),
	2.290%, 2/15/24	1,424,922
2,392,000	Private Export Funding Corp.,
	2.450%, 7/15/24	2,399,497
1,708,053	Reliance Industries Ltd. (India),
	1.870%, 1/15/26	1,676,158
169,751	Small Business Administration
	Participation Certificates, Ser
	2001-20A, Class 1, 6.290%, 1/1/21	177,523
36,718	Small Business Administration
	Participation Certificates, Ser
	2001-20K, Class 1, 5.340%, 11/1/21	38,083
103,629	Small Business Administration
	Participation Certificates, Ser
	2002-20H, Class 1, 5.310%, 8/1/22	108,590
98,373	Small Business Administration
	Participation Certificates, Ser
	2003-20B, Class 1, 4.840%, 2/1/23	103,305
35,528	Small Business Administration
	Participation Certificates, Ser
	2003-20D, Class 1, 4.760%, 4/1/23	37,086
27,645	Small Business Administration
	Participation Certificates, Ser
	2004-20D, Class 1, 4.770%, 4/1/24	28,904
248,192	Small Business Administration
	Participation Certificates, Ser
	2004-20K, Class 1, 4.880%, 11/1/24	260,818
132,261	Small Business Administration
	Participation Certificates, Ser
	2005-20B, Class 1, 4.625%, 2/1/25	138,112
101,039	Small Business Administration
	Participation Certificates, Ser
	2005-20H, Class 1, 5.110%, 8/1/25	106,542
718,164	Small Business Administration
	Participation Certificates, Ser
	2006-20B, Class 1, 5.350%, 2/1/26	765,832
175,951	Small Business Administration
	Participation Certificates, Ser
	2006-20H, Class 1, 5.700%, 8/1/26	188,327
497,017	Small Business Administration
	Participation Certificates, Ser
	2006-20K, Class 1, 5.360%, 11/1/26	530,016
619,909	Small Business Administration
	Participation Certificates, Ser
	2006-20L, Class 1, 5.120%, 12/1/26	658,430
567,721	Small Business Administration
	Participation Certificates, Ser
	2007-20A, Class 1, 5.320%, 1/1/27	605,075
652,373	Small Business Administration
	Participation Certificates, Ser
	2007-20E, Class 1, 5.310%, 5/1/27	694,634
259,896	Small Business Administration
	Participation Certificates, Ser
	2007-20F, Class 1, 5.710%, 6/1/27	278,435
714,518	Small Business Administration
	Participation Certificates, Ser
	2007-20L, Class 1, 5.290%, 12/1/27	760,361
427,271	Small Business Administration
	Participation Certificates, Ser
	2008-20A, Class 1, 5.170%, 1/1/28	462,728
1,131,687	Small Business Administration
	Participation Certificates, Ser
	2008-20K, Class 1, 6.770%, 11/1/28	1,264,755
1,055,970	Small Business Administration
	Participation Certificates, Ser
	2009-20B, Class 1, 4.760%, 2/1/29	1,124,295
1,234,129	Small Business Administration
	Participation Certificates, Ser
	2009-20C, Class 1, 4.660%, 3/1/29	1,311,573

98

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Agency Obligations — 26.3%
	(Continued)
$524,884	Small Business Administration
	Participation Certificates, Ser
	2009-20D, Class 1, 4.310%, 4/1/29	$555,141
1,179,671	Small Business Administration
	Participation Certificates, Ser
	2009-20E, Class 1, 4.430%, 5/1/29	1,251,630
601,578	Small Business Administration
	Participation Certificates, Ser
	2009-20F, Class 1, 4.950%, 6/1/29	642,559
975,977	Small Business Administration
	Participation Certificates, Ser
	2009-20J, Class 1, 3.920%, 10/1/29	1,023,205
1,678,771	Small Business Administration
	Participation Certificates, Ser
	2010-20F, Class 1, 3.880%, 6/1/30	1,763,666
1,462,809	Small Business Administration
	Participation Certificates, Ser
	2010-20I, Class 1, 3.210%, 9/1/30	1,503,941
835,597	Small Business Administration
	Participation Certificates, Ser
	2012-10C, Class 1, 1.240%, 5/1/22	826,681
3,872,414	Small Business Administration
	Participation Certificates, Ser
	2013-20C, Class 1, 2.220%, 3/1/33	3,833,784
1,823,887	Small Business Administration
	Participation Certificates, Ser
	2013-20E, Class 1, 2.070%, 5/1/33	1,784,564
2,852,313	Small Business Administration
	Participation Certificates, Ser
	2013-20G, Class 1, 3.150%, 7/1/33	2,943,588
2,341,795	Small Business Administration
	Participation Certificates, Ser
	2014-20H, Class 1, 2.880%, 8/1/34	2,366,262
1,877,686	Small Business Administration
	Participation Certificates, Ser
	2014-20K, Class 1, 2.800%, 11/1/34	1,894,561
4,227,707	Small Business Administration
	Participation Certificates, Ser
	2015-20E, Class 1, 2.770%, 5/1/35	4,266,628
2,954,900	Small Business Administration
	Participation Certificates, Ser
	2015-20I, Class 1, 2.820%, 9/1/35	2,986,164
4,220,782	Small Business Administration
	Participation Certificates, Ser
	2016-20A, Class 1, 2.780%, 1/1/36	4,227,701
2,212,000	Small Business Administration
	Participation Certificates, Ser
	2017-10A, Class 1, 2.845%, 3/10/27	2,242,951
2,740,000	Small Business Administration
	Participation Certificates, Ser
	2017-10B, Class 1, 2.518%, 9/10/27	2,745,105
4,080,000	Small Business Administration
	Participation Certificates, Ser
	2017-20D, Class 1, 2.840%, 4/1/37	4,106,617
2,500,000	Small Business Administration
	Participation Certificates, Ser
	2017-20E, Class 1, 2.880%, 5/1/37	2,525,185
3,270,000	Small Business Administration
	Participation Certificates, Ser
	2017-20F, Class 1, 2.810%, 6/1/37	3,280,400
67,046	Sterling Equipment, 6.125%, 9/28/19	70,165
1,290,562	Tagua Leasing LLC, 1.581%, 11/16/24	1,257,894
941,000	Totem Ocean Trailer Express, Inc.,
	6.365%, 4/15/28	1,066,813
1,360,000	Vessel Management Services, Inc.,
	5.125%, 4/16/35	1,575,422
	Total U.S. Government Agency
	Obligations	$70,011,905

	U.S. Government Mortgage-Backed
	Obligations — 14.7%
1,839,189	FHLMC, Pool #W30008,
	7.645%, 5/1/25	2,141,952
207,162	FNMA, Pool #465711, 4.680%, 8/1/28	226,438
1,523,362	FNMA, Pool #469616, 3.500%, 11/1/21	1,595,270
108,475	FNMA, Pool #874210, 5.260%, 1/1/25	116,785
470,298	FNMA, Pool #888829, 5.832%, 6/1/37	527,710
275,035	FNMA, Pool #958736, 4.940%, 5/1/19	287,090
289,645	FNMA, Pool #AD0101, 4.821%, 7/1/19	303,542
279,488	FNMA, Pool #AD0166, 4.829%, 8/1/19	292,676
875,156	FNMA, Pool #AD0342, 4.650%, 10/1/19	914,650
799,452	FNMA, Pool #AD0786, 4.501%, 1/1/20	835,932
423,318	FNMA, Pool #AD0910, 4.629%, 4/1/20	442,646
347,003	FNMA, Pool #AE0209, 4.380%, 6/1/20	363,500
1,015,568	FNMA, Pool #AE0446, 4.041%, 9/1/20	1,062,631
442,662	FNMA, Pool #AE2771, 3.500%, 8/1/26	462,374
243,937	FNMA, Pool #AE8886, 3.500%, 12/1/25	254,084
1,890,859	FNMA, Pool #AH8854, 4.500%, 4/1/41	2,042,137
1,760,465	FNMA, Pool #AM0157, 2.680%, 2/1/22	1,795,633
1,837,212	FNMA, Pool #AM0566, 1.940%, 9/1/19	1,835,297
3,359,000	FNMA, Pool #AN3613, 2.680%, 12/1/26	3,299,950
2,283,532	FNMA, Pool #AP7488, 3.500%, 9/1/42	2,364,064
1,104,435	FNMA, Pool #AT0924, 2.000%, 3/1/28	1,077,535
3,864,604	FNMA, Pool #AU1628, 3.000%, 7/1/43	3,898,017
2,016,343	FNMA, Pool #AX7699, 3.500%, 2/1/45	2,080,161
2,384,986	FNMA, Pool #BC0153, 4.000%, 1/1/46	2,511,781
4,829,152	FNMA, Pool #BD7165, 4.000%, 4/1/47	5,086,738
814,866	GNMA, Pool #5276, 3.000%, 1/20/27	843,151
981,106	GNMA, Pool #710077,
	4.700%, 5/20/61(A)(B)	998,040
323,858	GNMA, Pool #751408,
	4.843%, 6/20/61(A)(B)	342,284
432,426	GNMA, Pool #751409,
	4.623%, 7/20/61(A)(B)	441,488
426,827	GNMA, Pool #756686,
	4.707%, 9/20/61(A)(B)	436,534
284,504	GNMA, Pool #757327,
	4.332%, 7/20/61(A)(B)	289,363
	Total U.S. Government
	Mortgage-Backed Obligations	$39,169,453

99

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	Agency Collateralized Mortgage
	Obligations — 13.3%
$2,250,000	FHLMC Multifamily Structured Pass
	Through Certificates, Ser KW03
	Class A1, 2.617%, 12/25/26	$2,249,267
1,020,000	FREMF Mortgage Trust, Ser 2011-K702,
	Class B, 144a, 4.930%, 4/25/44(A)(B)	1,029,940
1,000,000	FREMF Mortgage Trust, Ser 2012-K19,
	Class B, 144a, 4.172%, 5/25/45(A)(B)	1,045,746
925,000	FREMF Mortgage Trust, Ser 2012-K706,
	Class B, 144a, 4.169%, 11/25/44(A)(B)	939,797
1,200,000	FREMF Mortgage Trust, Ser 2012-K710,
	Class B, 144a, 3.942%, 6/25/47(A)(B)	1,225,787
750,000	FREMF Mortgage Trust, Ser 2013-K30,
	Class B, 144a, 3.668%, 6/25/45(A)(B)	774,802
2,386,022	FRESB Mortgage Trust, Ser 2015-SB9,
	Class A5, (1M LIBOR +0.700%),
	2.535%, 12/25/35(A)	2,401,362
1,672,261	FRESB Mortgage Trust, Ser 2016-SB17,
	Class A5H, (1M LIBOR +2.160%),
	2.160%, 5/25/36(A)	1,674,291
2,410,522	FRESB Mortgage Trust, Ser 2017-SB27,
	Class A10F, 3.090%, 1/25/27(A)(B)	2,442,986
2,600,000	GNMA, Ser 2011-142, Class B,
	3.485%, 2/16/44(A)(B)	2,657,416
470,623	GNMA, Ser 2011-147, Class A,
	2.174%, 7/16/38	470,821
2,818,000	GNMA, Ser 2012-1, Class C,
	3.310%, 11/16/49	2,871,589
2,975,000	GNMA, Ser 2012-46, Class C,
	3.176%, 5/16/50(A)(B)	3,015,272
2,358,075	GNMA, Ser 2012-53, Class AC,
	2.381%, 12/16/43	2,334,925
1,222,253	GNMA, Ser 2013-40, Class AC,
	1.584%, 1/16/46	1,189,418
2,540,000	GNMA, Ser 2015-32, Class HG,
	3.000%, 9/16/49(A)(B)	2,328,512
2,009,000	GNMA, Ser 2015-73, Class B,
	2.700%, 10/16/55(A)(B)	1,922,864
2,650,726	GNMA, Ser 2017-46, Class AB,
	2.600%, 1/16/52	2,621,246
2,191,801	GNMA, Ser 2017-H11, Class FV, (1M
	LIBOR +0.500%), 1.731%, 5/20/67(A)	2,188,188
	Total Agency Collateralized
	Mortgage Obligations	$35,384,229

	Municipal Bonds — 6.9%

	California — 1.9%
1,225,000	CA State City of San Francisco Public
	Utilities Commission Water
	Revenue, Build America Bonds,
	6.950%, 11/1/50	1,780,280
1,710,000	CA State East Bay Municipal Utility
	District Water System Revenue,
	Build America Bonds Sub,
	5.874%, 6/1/40	2,267,802
969,851	CA State HFA Residential Mortgage
	Revenue, Ser A, 2.900%, 2/1/42	966,621
		5,014,703

	Florida — 0.4%
935,936	FL State HFC Revenue,
	Homeownership Mortgage Special
	Project, 2.800%, 7/1/41	931,350

	Louisiana — 0.8%
2,251,380	LA State Housing Corp., Revenue,
	2.875%, 11/1/38	2,247,124

	Missouri — 0.3%
810,000	MO State Housing Development
	Commission, Special
	Homeownership Loan Program, Ser
	C, 2.650%, 11/1/40	800,798

	New York — 0.6%
1,400,000	NY State Port Authority of New York
	and New Jersey, Cons One
	Hundred Sixty Eight,
	4.926%, 10/1/51	1,683,752

	Ohio — 0.7%
1,910,000	Oh State HFA, Revenue, Ser 1,
	2.650%, 11/1/41	1,875,792

	Texas — 1.2%
1,770,000	TX State Dallas Area Rapid Transit,
	Revenue, Build America Bonds,
	5.999%, 12/1/44	2,387,128
775,000	TX State Texas Dept of Housing &
	Community Affairs, Revenue, Ser A,
	2.800%, 3/1/36	780,650
		3,167,778

	Virginia — 0.3%
808,082	VA State Housing Development
	Authority, Pass Thru Ser B,
	2.750%, 4/25/42	800,502

	Washington — 0.7%
1,515,000	WA State of Washington, Build
	America Bonds Ser D, UTGO,
	5.481%, 8/1/39	1,914,218
	Total Municipal Bonds	$18,436,017

	U.S. Treasury Obligations — 3.5%
3,695,000	U.S. Treasury Strip, Principal,
	0.000%, 5/15/40#	1,950,017

100

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Treasury Obligations — 3.5% (Continued)
$10,429,000	U.S. Treasury Strip, Principal,
	0.000%, 5/15/43#	$4,954,646
5,379,000	U.S. Treasury Strip, Principal,
	0.000%, 5/15/45#	2,401,112
	Total U.S. Treasury Obligations	$9,305,775

	Asset-Backed Securities — 2.3%
1,447,914	321 Henderson Receivables I LLC, Ser
	2012-1A, Class A, 144a,
	4.210%, 2/16/65	1,470,076
1,295,774	321 Henderson Receivables I LLC, Ser
	2012-2A, Class A, 144a,
	3.840%, 10/15/59	1,318,208
1,575,917	321 Henderson Receivables I LLC, Ser
	2015-2A, Class A, 144a,
	3.870%, 3/15/58	1,623,986
287,960	FPL Recovery Funding LLC, Ser
	2007-A, Class A4, 5.256%, 8/1/21	297,149
1,325,000	JCP&L Transition Funding LLC, Ser
	2006-A, Class A4, 5.610%, 6/5/23	1,428,614
	Total Asset-Backed Securities	$6,138,033

	Commercial Mortgage-Backed Securities — 0.2%
163,255	Citigroup Commercial Mortgage Trust,
	Ser 2008-C7, Class A4,
	6.427%, 12/10/49(A)(B)	163,173
505,000	Citigroup/Deutsche Bank Commercial
	Mortgage Trust, Ser 2006-CD3,
	Class AJ, 5.688%, 10/15/48	259,478
	Total Commercial
	Mortgage-Backed Securities	$422,651

Shares

	Short-Term Investment Funds — 1.9%
4,778,573	Dreyfus Government Cash
	Management, Institutional Shares,
	0.92%¥W	4,778,573
327,231	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.93%**¥W	327,231
	Total Short-Term Investment Funds	$5,105,804

	Total Investment Securities — 99.1%
	(Cost $262,898,882)	$263,762,836

	Other Assets in Excess of
	Liabilities — 0.9%	2,496,350

	Net Assets — 100.0%	$266,259,186

#	Strip Security - Separate trading of Registered Interest and Principal. Holders of a principal strip security are entitled to the portion of the payment representing principal only.

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2017.

(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2017 was $318,270.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FREMF - Finnish Real Estate Management Federation

FRESB - Freddie Mac Multifamily Securitization Small Balance Loan

GNMA - Government National Mortgage Association

HFA - Housing Finance Authority/Agency

LIBOR - London Interbank Offered Rate

HFC - Housing Finance Corporation

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities were valued at $15,918,099 or 6.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

101

Touchstone Total Return Bond Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$79,788,969	$—	$79,788,969
U.S. Government Agency Obligations	—	70,011,905	—	70,011,905
U.S. Government Mortgage-Backed Obligations	—	39,169,453	—	39,169,453
Agency Collateralized Mortgage Obligations	—	35,384,229	—	35,384,229
Municipal Bonds	—	18,436,017	—	18,436,017
U.S. Treasury Obligations	—	9,305,775	—	9,305,775
Asset-Backed Securities	—	6,138,033	—	6,138,033
Commercial Mortgage-Backed Securities	—	422,651	—	422,651
Short-Term Investment Funds	5,105,804	—	—	5,105,804
Total	$5,105,804	$258,657,032	$—	$263,762,836

See accompanying Notes to Financial Statements.

102

Portfolio of Investments

Touchstone Ultra Short Duration Fixed Income Fund – September 30, 2017

Principal		Market
Amount		Value

	Asset-Backed Securities — 38.0%
$7,750,000	American Credit Acceptance
	Receivables Trust, Ser 2014-3, Class
	D, 144a, 4.700%, 11/10/21	$7,771,951
3,958,663	American Credit Acceptance
	Receivables Trust, Ser 2014-4, Class
	C, 144a, 4.250%, 10/12/20	3,993,693
3,479,056	American Credit Acceptance
	Receivables Trust, Ser 2017-2, Class
	A, 144a, 1.840%, 7/13/20	3,480,154
3,830,000	American Credit Acceptance
	Receivables Trust, Ser 2017-3, Class
	B, 144a, 2.250%, 1/11/21	3,823,965
955,760	AmeriCredit Automobile Receivables
	Trust, Ser 2013-4, Class C,
	2.720%, 9/9/19	956,805
2,294,000	Ascentium Equipment Receivables,
	Ser 2015-2A, Class D, 144a,
	3.440%, 10/12/21	2,320,911
1,628,877	Ascentium Equipment Receivables
	Trust, Ser 2016-1A, Class A2, 144a,
	1.750%, 11/13/18	1,629,586
3,915,000	Ascentium Equipment Receivables
	Trust, Ser 2017-1A, Class A2, 144a,
	1.870%, 7/10/19	3,915,748
2,378,311	BlueVirgo Trust, Ser 2015-1A, 144a,
	3.000%, 12/15/22	2,388,347
2,985,000	Bsprt Issuer Ltd. (Cayman Islands), Ser
	2017-FL1, Class A, 144a, (1M LIBOR
	+1.350%), 2.665%, 6/15/27(A)	2,992,401
3,345,000	California Republic Auto Receivables
	Trust, Ser 2013-2, Class C,
	3.320%, 8/17/20	3,363,046
6,710,000	Capital Auto Receivables Asset Trust,
	Ser 2014-1, Class E, 144a,
	4.090%, 9/22/22	6,782,023
5,710,000	Capital Auto Receivables Asset Trust,
	Ser 2014-3, Class E, 3.940%, 4/20/23	5,813,170
5,250,000	Capital Auto Receivables Asset Trust,
	Ser 2015-2, Class E, 4.500%, 1/22/24	5,367,609
7,930,000	CarFinance Capital Auto Trust, Ser
	2013-2A, Class D, 144a,
	5.930%, 8/15/19	7,990,772
7,720,000	Carfinance Capital Auto Trust, Ser
	2013-2A, Class E, 144a,
	7.860%, 10/15/20	7,810,038
472,286	CarFinance Capital Auto Trust, Ser
	2015-1A, Class A, 144a,
	1.750%, 6/15/21	472,157
863,232	Cazenovia Creek Funding I LLC, Ser
	2015-1A, Class A, 144a,
	2.000%, 12/10/23	859,455
4,925,000	CCG Receivables Trust, Ser 2017-1,
	Class A2, 144a, 1.840%, 11/14/23	4,921,164
8,485,000	Chrysler Capital Auto Receivables
	Trust, Ser 2013-BA, Class D, 144a,
	2.890%, 10/15/20	8,500,717
636,765	CNH Equipment Trust, Ser 2014-C,
	Class A3, 1.050%, 11/15/19	635,926
16,873	College & University Facility Loan
	Trust, Ser 2, Class D, 4.000%, 6/1/18	16,873
2,399,869	Credit Acceptance Auto Loan Trust,
	Ser 2015-1A, Class A, 144a,
	2.000%, 7/15/22	2,400,280
5,387,058	Credit Acceptance Auto Loan Trust,
	Ser 2015-2A, Class A, 144a,
	2.400%, 2/15/23	5,399,888
2,725,000	Dell Equipment Finance Trust, Ser
	2015-1, Class D, 144a,
	2.840%, 9/22/20	2,728,088
3,000,000	Dell Equipment Finance Trust, Ser
	2015-2, Class B, 144a,
	2.210%, 9/22/20	3,004,637
4,500,000	Dell Equipment Finance Trust, Ser
	2015-2, Class C, 144a,
	2.750%, 9/22/20	4,511,938
1,470,230	Dell Equipment Finance Trust, Ser
	2016-1, Class A2, 144a,
	1.430%, 9/24/18	1,469,918
2,900,000	Drive Auto Receivables Trust, Ser
	2017-2, Class B, 2.250%, 6/15/21	2,901,984
7,520,000	DT Auto Owner Trust, Ser 2014-3A,
	Class D, 144a, 4.470%, 11/15/21	7,660,911
2,183,554	DT Auto Owner Trust, Ser 2015-1A,
	Class C, 144a, 2.870%, 11/16/20	2,187,564
3,381,717	DT Auto Owner Trust, Ser 2017-2A,
	Class A, 144a, 1.720%, 5/15/20	3,382,032
804,271	Elara HGV Timeshare Issuer LLC, Ser
	2014-A, Class A, 144a,
	2.530%, 2/25/27	799,014
12,889,215	Exeter Automobile Receivables Trust,
	Ser 2013-2A, Class D, 144a,
	6.810%, 8/17/20	13,124,875
7,675,000	Exeter Automobile Receivables Trust,
	Ser 2014-3A, Class C, 144a,
	4.170%, 6/15/20	7,803,760
3,754,995	First Investors Auto Owner Trust, Ser
	2014-1A, Class B, 144a,
	2.260%, 1/15/20	3,758,320
1,242,984	First Investors Auto Owner Trust, Ser
	2016-2A, Class A1, 144a,
	1.530%, 11/16/20	1,240,939
1,307,449	Flagship Credit Auto Trust, Ser 2016-3,
	Class A1, 144a, 1.610%, 12/15/19	1,307,111
979,614	FNA 2015-1 Trust, Ser 2015-1, Class A,
	144a, 3.240%, 12/10/23	975,166

103

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 38.0% (Continued)
$1,876,827	GLS Auto Receivables Trust, Ser
	2016-1A, Class A, 144a,
	2.730%, 10/15/20	$1,876,536
6,820,000	GLS Auto Receivables Trust, Ser
	2017-1A, Class A2, 144a,
	2.670%, 4/15/21	6,815,450
623,177	GreatAmerica Leasing Receivables
	Funding LLC Series, Ser 2016-1,
	Class A2, 144a, 1.570%, 5/21/18	622,851
7,450,000	Hertz Vehicle Financing LLC, Ser
	2016-1A, Class A, 144a,
	2.320%, 3/25/20	7,441,732
5,669,794	Hillmark Funding Ltd., Ser 2006-1A,
	Class A2, 144a, (3M LIBOR +0.400%),
	1.716%, 5/21/21(A)	5,664,488
3,431,000	Kabbage Asset Securitization LLC, Ser
	2017-1, Class A, 144a,
	4.571%, 3/15/22	3,516,055
7,910,000	Kingsland IV Ltd., Ser 2007-4A, Class C,
	144a, (3M LIBOR +0.650%),
	1.954%, 4/16/21(A)	7,849,465
1,889,942	Morgan Stanley ABS Capital I, Inc.
	Trust, Ser 2006-NC1, Class A4, (1M
	LIBOR +0.300%),
	1.534%, 12/25/35(A)	1,889,927
7,059,709	Navitas Equipment Receivables LLC,
	Ser 2016-1, Class A2, 144a,
	2.200%, 6/15/21	7,058,006
4,127,935	New Century Home Equity Loan Trust,
	Ser 2005-B, Class A2D, (1M LIBOR
	+0.400%), 1.637%, 10/25/35(A)	4,136,851
1,472,273	OneMain Direct Auto Receivables
	Trust, Ser 2016-1A, Class A, 144a,
	2.040%, 1/15/21	1,473,077
1,610,060	Orange Lake Timeshare Trust, Ser
	2012-AA, Class A, 144a,
	3.450%, 3/10/27	1,617,181
842,212	Orange Lake Timeshare Trust, Ser
	2014-AA, Class A, 144a,
	2.290%, 7/9/29	836,302
140,456	Park Place Securities, Inc. Asset Backed
	Pass Through Certificates, Ser
	2005-WHQ3, Class M2, (1M LIBOR
	+0.675%), 1.909%, 6/25/35(A)	140,557
7,038,000	Santander Drive Auto Receivables
	Trust, Ser 2013-5, Class D,
	2.730%, 10/15/19	7,081,415
9,200,000	Santander Drive Auto Receivables
	Trust, Ser 2014-1, Class E,
	3.920%, 5/17/21	9,326,570
6,500,000	Santander Drive Auto Receivables
	Trust, Ser 2014-2, Class E, 144a,
	3.760%, 7/15/21	6,568,448
6,500,000	Santander Drive Auto Receivables
	Trust, Ser 2014-3, Class E, 144a,
	3.490%, 9/15/21	6,564,044
223,814	Santander Drive Auto Receivables
	Trust, Ser 2015-1, Class B,
	1.970%, 11/15/19	223,856
4,725,000	Securitized Equipment Receivables
	Trust, Ser 2017-1A, 144a,
	2.760%, 12/13/22	4,719,897
2,038,344	Sierra Timeshare Receivables Funding
	LLC, Ser 2012-3A, Class A, 144a,
	1.870%, 8/20/29	2,038,003
930,415	Sierra Timeshare Receivables Funding
	LLC, Ser 2013-1A, Class A, 144a,
	1.590%, 11/20/29	929,688
1,667,828	Sierra Timeshare Receivables Funding
	LLC, Ser 2013-3A, Class A, 144a,
	2.200%, 10/20/30	1,666,877
660,646	Sierra Timeshare Receivables Funding
	LLC, Ser 2014-1A, Class A, 144a,
	2.070%, 3/20/30	659,712
2,709,849	Sierra Timeshare Receivables Funding
	LLC, Ser 2014-2A, Class A, 144a,
	2.050%, 6/20/31(A)(B)	2,705,274
1,384,132	Sierra Timeshare Receivables Funding
	LLC, Ser 2014-3A, Class A, 144a,
	2.300%, 10/20/31	1,382,855
1,280,745	Sierra Timeshare Receivables Funding
	LLC, Ser 2015-1A, Class A, 144a,
	2.400%, 3/22/32	1,280,148
1,830,000	Stoney Lane Funding I Corp. (Cayman
	Islands), Ser 2007-1A, Class B, 144a,
	(3M LIBOR +0.700%),
	2.004%, 4/18/22(A)	1,816,557
9,535,000	Symphony CLO II Ltd., Ser 2006-2A,
	Class A3, 144a, (3M LIBOR +0.420%),
	1.737%, 10/25/20(A)	9,519,515
5,133,150	Taco Bell Funding LLC, Ser 2016-1A,
	Class A2I, 144a, 3.832%, 5/25/46	5,233,246
264,189	Tidewater Auto Receivables Trust, Ser
	2016-AA, Class A2, 144a,
	2.300%, 9/15/19	264,140
448,052	United Auto Credit Securitization
	Trust, Ser 2016-2, Class A, 144a,
	1.670%, 9/10/18	448,061
8,308,960	United Auto Credit Securitization
	Trust, Ser 2017-1, Class A, 144a,
	1.890%, 5/10/19	8,305,271
3,400,000	Vibrant CLO II Ltd., Ser 2013-2A, Class
	A1BR, 144a, (3M LIBOR +0.900%),
	2.213%, 7/24/24(A)	3,399,976
2,627,242	Welk Resorts LLC, Ser 2013-AA, Class
	A, 144a, 3.100%, 3/15/29	2,638,862
1,533,429	Westgate Resorts LLC, Ser 2015-1A,
	Class A, 144a, 2.750%, 5/20/27	1,537,198
4,959,886	Westgate Resorts LLC, Ser 2016-1A,
	Class A, 144a, 3.500%, 12/20/28	5,003,064
66,744	Westlake Automobile Receivables
	Trust, Ser 2016-1A, Class A2A, 144a,
	1.820%, 1/15/19	66,754

104

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 38.0% (Continued)
$344,138	Westlake Automobile Receivables
	Trust, Ser 2016-1A, Class A2B, 144a,
	(1M LIBOR +1.050%),
	2.284%, 1/15/19(A)	$344,421
	Total Asset-Backed Securities	$285,125,266

	Corporate Bonds — 33.6%

	Financials — 7.9%
3,400,000	Bank of America Corp. MTN,
	2.369%, 7/21/21	3,400,252
3,000,000	Bank of America Corp. MTN,
	5.650%, 5/1/18	3,068,499
700,000	Bank One Corp., 8.530%, 3/1/19(C)	761,186
875,000	Capital One NA/Mclean VA,
	1.650%, 2/5/18	874,680
6,800,000	Capital One NA/Mclean VA, (3M LIBOR
	+0.820%), 2.132%, 8/8/22(A)	6,775,182
1,000,000	Capital One NA/Mclean VA,
	2.350%, 8/17/18	1,003,803
6,050,000	Citibank NA, (3M LIBOR +0.340%),
	1.665%, 3/20/19(A)	6,060,814
750,000	Citigroup, Inc., 1.700%, 4/27/18	749,930
1,800,000	Citigroup, Inc., 1.800%, 2/5/18	1,800,010
1,290,000	Citigroup, Inc., 6.125%, 5/15/18	1,323,960
1,500,000	Credit Suisse AG/New York NY
	(Switzerland), 1.750%, 1/29/18	1,501,175
500,000	Intercontinental Exchange, Inc.,
	2.750%, 12/1/20	509,579
1,000,000	JPMorgan Chase & Co.,
	6.000%, 1/15/18	1,012,727
2,800,000	Mizuho Bank Ltd. (Japan), 144a,
	1.550%, 10/17/17	2,800,221
3,000,000	Moody's Corp., (3M LIBOR +0.350%),
	1.666%, 9/4/18(A)	3,005,293
250,000	Morgan Stanley MTN,
	5.950%, 12/28/17	252,544
8,685,000	Mountain Agency, Inc. (The),
	1.360%, 12/1/23(A)(B)	8,685,000
1,029,000	PNC Bank NA, 6.000%, 12/7/17	1,037,069
2,500,000	Principal Life Global Funding II, 144a,
	1.500%, 4/18/19	2,484,927
2,505,000	Societe Generale SA (France),
	2.750%, 10/12/17	2,505,883
1,755,000	State Street Corp., 4.956%, 3/15/18	1,779,651
4,977,000	SunTrust Bank/Atlanta GA,
	7.250%, 3/15/18	5,098,603
2,600,000	XLIT Ltd. (Cayman Islands),
	2.300%, 12/15/18	2,610,109
		59,101,097

	Consumer Discretionary — 4.6%
2,000,000	AutoNation, Inc., 6.750%, 4/15/18	2,052,409
1,800,000	Dollar General Corp., 1.875%, 4/15/18	1,801,872
7,000,000	ERAC USA Finance LLC, 144a,
	6.375%, 10/15/17	7,010,784
6,300,000	General Motors Co., (3M LIBOR
	+0.800%), 2.112%, 8/7/20(A)	6,305,678
1,000,000	General Motors Financial Co., Inc.,
	2.400%, 4/10/18	1,003,186
2,000,000	Hyundai Capital America, 144a,
	2.000%, 3/19/18	2,000,729
3,808,000	Lear Corp., 5.375%, 3/15/24	4,057,085
2,273,000	Marriott International, Inc.,
	6.750%, 5/15/18	2,342,379
6,000,000	Newell Brands, Inc., 2.050%, 12/1/17	6,004,721
1,000,000	Newell Brands, Inc., 5.000%, 11/15/23	1,066,299
650,000	Volkswagen Group of America
	Finance LLC, 144a, 1.650%, 5/22/18	649,353
		34,294,495

	Consumer Staples — 3.4%
7,000,000	BAT Capital Corp., 144a,
	2.297%, 8/14/20	7,022,355
1,239,000	Constellation Brands, Inc.,
	3.875%, 11/15/19	1,285,787
6,800,000	Kraft Heinz Foods Co., (3M LIBOR
	+0.570%), 1.879%, 2/10/21(A)	6,806,112
1,540,000	Reckitt Benckiser Treasury Services
	PLC (United Kingdom), 144a, (3M
	LIBOR +0.560%), 1.888%, 6/24/22(A)	1,544,749
5,827,000	Reynolds American, Inc.,
	2.300%, 6/12/18	5,852,607
3,200,000	Tyson Foods, Inc., (3M LIBOR
	+0.550%), 1.868%, 6/2/20(A)	3,215,221
		25,726,831

	Energy — 3.1%
1,000,000	Columbia Pipeline Group, Inc.,
	2.450%, 6/1/18	1,003,440
3,650,000	Phillips 66, 144a, (3M LIBOR +0.650%),
	1.954%, 4/15/19(A)	3,654,596
800,000	Questar Pipeline LLC, 5.830%, 2/1/18	809,889
1,500,000	Ras Laffan Liquefied Natural Gas Co.
	(Qatar), 6.750%, 9/30/19	1,617,825
339,210	Ras Laffan Liquefied Natural Gas Co.
	Ltd. II (Qatar), 144a, 5.298%, 9/30/20	351,198
1,500,000	Schlumberger Holdings Corp., 144a,
	1.900%, 12/21/17	1,501,373
4,441,000	Spectra Energy Partners LP,
	2.950%, 9/25/18	4,486,424
10,000,000	TransCanada PipeLines Ltd. (Canada),
	1.625%, 11/9/17	9,998,961
		23,423,706

	Materials — 2.9%
4,900,000	Cabot Corp., 2.550%, 1/15/18	4,910,907
7,000,000	Chevron Phillips Chemical Co. LLC /
	Chevron Phillips Chemical Co. LP,
	144a, 1.700%, 5/1/18	6,999,615
2,700,000	EI du Pont de Nemours & Co.,
	2.200%, 5/1/20	2,717,376
7,100,000	Westlake Chemical Corp.,
	4.625%, 2/15/21	7,337,850
		21,965,748

105

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 33.6% (Continued)

	Utilities — 2.9%
$3,000,000	Dominion Energy, Inc., 2.579%, 7/1/20	$3,025,034
825,000	Dominion Resources, Inc., 144a,
	1.500%, 9/30/18	822,990
2,705,000	E.ON International Finance BV
	(Netherlands), 144a,
	5.800%, 4/30/18	2,764,772
5,000,000	Georgia Power Co., 2.000%, 3/30/20	5,004,873
700,000	ITC Holdings Corp., 144a,
	5.500%, 1/15/20	748,856
800,000	New York State Electric & Gas Corp.,
	144a, 6.150%, 12/15/17	807,556
900,000	South Carolina Electric & Gas Co.,
	5.250%, 11/1/18	933,807
451,000	Southern Electric Generating Co.,
	144a, 2.200%, 12/1/18	452,499
650,000	TECO Finance, Inc., 6.572%, 11/1/17	652,413
4,981,000	United Utilities PLC (United Kingdom),
	4.550%, 6/19/18	5,070,870
1,255,000	West Penn Power Co., 144a,
	5.950%, 12/15/17	1,264,916
		21,548,586

	Health Care — 2.7%
2,100,000	Amgen, Inc., 1.900%, 5/10/19	2,103,228
2,100,000	Amgen, Inc., 2.200%, 5/11/20	2,106,560
1,955,000	Catholic Health Initiatives,
	1.600%, 11/1/17	1,954,918
7,700,000	Dignity Health, 2.637%, 11/1/19	7,768,831
6,500,000	Zoetis, Inc., 1.875%, 2/1/18	6,513,293
		20,446,830

	Information Technology — 2.1%
3,200,000	Dell International LLC / EMC Corp.,
	144a, 3.480%, 6/1/19	3,263,543
1,400,000	Fidelity National Information Services,
	Inc., 2.000%, 4/15/18	1,401,990
1,616,000	Hewlett Packard Enterprise Co.,
	2.450%, 10/5/17	1,616,075
9,300,000	Hewlett Packard Enterprise Co., 144a,
	2.100%, 10/4/19	9,303,155
		15,584,763

	Industrials — 2.0%
3,650,000	Arrow Electronics, Inc., 3.000%, 3/1/18	3,666,565
6,515,000	Johnson Controls International PLC
	(Ireland), 1.400%, 11/2/17	6,507,864
3,669,000	Martin Marietta Materials, Inc.,
	6.600%, 4/15/18	3,762,874
958,000	SBA Tower Trust, 144a,
	2.898%, 10/8/19(C)	963,931
		14,901,234

	Real Estate — 1.4%
2,250,000	Equity Commonwealth,
	5.875%, 9/15/20	2,400,351
1,790,000	Highwoods Realty LP, 7.500%, 4/15/18	1,843,062
865,000	Prologis LP, 4.000%, 1/15/18	865,820
1,250,000	Realty Income Corp., 2.000%, 1/31/18	1,251,080
650,000	Select Income REIT, 2.850%, 2/1/18	651,482
2,210,000	Simon Property Group LP, 144a,
	1.500%, 2/1/18	2,210,158
1,060,000	Welltower, Inc., 2.250%, 3/15/18	1,062,635
		10,284,588

	Telecommunication Services — 0.6%
406,000	Crown Castle Towers LLC, 144a,
	6.113%, 1/15/20	433,805
2,000,000	DIRECTV Holdings LLC / DIRECTV
	Financing Co., Inc., 1.750%, 1/15/18	2,001,219
1,405,000	Sky PLC (United Kingdom), 144a,
	2.625%, 9/16/19	1,414,559
1,000,000	Sky PLC (United Kingdom), 144a,
	6.100%, 2/15/18	1,016,293
		4,865,876
	Total Corporate Bonds	$252,143,754

	Commercial Mortgage-Backed Securities — 7.2%
6,669,000	A10 Term Asset Financing LLC, Ser
	2017-1A, Class A1FL, 144a, (1M
	LIBOR +0.850%), 2.084%, 3/15/36(A)	6,669,000
3,835,117	CD Mortgage Trust, Ser 2006-CD3,
	Class AM, 5.648%, 10/15/48	3,933,404
6,560,000	CGDB Commercial Mortgage Trust,
	Ser 2017-BIO, Class B, 144a, (1M
	LIBOR +0.950%), 2.177%, 5/15/30(A)	6,560,005
5,762,000	COMM Mortgage Trust, Ser
	2016-SAVA, Class A, 144a, (1M
	LIBOR +1.720%),
	2.955%, 10/15/34(A)	5,783,595
259,848	Commercial Mortgage Loan Trust, Ser
	2008-LS1, Class A4B,
	6.267%, 12/10/49(A)(B)	259,667
914,246	DBUBS Mortgage Trust, Ser
	2011-LC2A, Class A1FL, 144a, (1M
	LIBOR +1.350%), 2.587%, 7/12/44(A)	924,615
24,239	FDIC Guaranteed Notes, Ser 2010-C1,
	Class A, 144a, 2.980%, 12/6/20	24,273
143,822,000	GS Mortgage Securities Corp. Trust,
	Ser 2017-GPTX, Class XCP, 144a,
	0.911%, 5/10/34(A)(B)(D)	2,985,874
8,320,000	Hospitality Mortgage Trust, Ser
	2017-HIT, Class B, 144a, (1M LIBOR
	+1.180%), 2.409%, 5/8/30(A)	8,320,033
1,883,000	Merrill Lynch Mortgage Investors
	Trust, Ser 1998-C1, Class E,
	6.750%, 11/15/26(A)(B)	2,030,279
1,451,892	PFP Ltd. (Cayman Islands), Ser 2015-2,
	Class A, 144a, (1M LIBOR +1.450%),
	2.684%, 7/14/34(A)	1,451,096

106

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 7.2% (Continued)
$3,784,741	RAIT Trust, Ser 2017-FL7, Class A, 144a,
	(1M LIBOR +0.950%),
	2.177%, 6/15/37(A)	$3,786,314
14,228,922	UBS-Citigroup Commercial Mortgage
	Trust, Ser 2011-C1, Class XA, 144a,
	2.424%, 1/10/45(A)(B)(D)	1,030,325
5,249,000	Wells Fargo Commercial Mortgage
	Trust, Ser 2014-TISH, Class A, 144a,
	(1M LIBOR +1.030%),
	2.257%, 2/15/27(A)	5,243,021
5,000,000	Wells Fargo Commercial Mortgage
	Trust, Ser 2014-TISH, Class B, 144a,
	(1M LIBOR +1.350%),
	2.577%, 2/15/27(A)	5,017,130
	Total Commercial
	Mortgage-Backed Securities	$54,018,631

	U.S. Government Mortgage-Backed
	Obligations — 3.9%
140,256	FHLMC, Pool #1B1580, (12M LIBOR
	+1.961%), 3.711%, 3/1/34(A)	149,562
134,035	FHLMC, Pool #1B2629, (12M LIBOR
	+1.750%), 3.250%, 11/1/34(A)	141,254
396,309	FHLMC, Pool #1B7189, (12M LIBOR
	+2.470%), 4.129%, 3/1/36(A)	428,150
111,805	FHLMC, Pool #1G1471, (12M LIBOR
	+1.668%), 3.220%, 1/1/37(A)	117,204
639,789	FHLMC, Pool #1H1354, (1 Year CMT
	Rate +2.250%), 3.016%, 11/1/36(A)	674,897
68,702	FHLMC, Pool #1H2524, (1 Year CMT
	Rate +2.250%), 3.101%, 8/1/35(A)	72,424
336,389	FHLMC, Pool #1J1813, (12M LIBOR
	+1.925%), 3.675%, 8/1/37(A)	355,662
244,572	FHLMC, Pool #1K1238, (1 Year CMT
	Rate +2.250%), 3.232%, 7/1/36(A)	258,162
147,783	FHLMC, Pool #1L0087, (1 Year CMT
	Rate +2.250%), 3.232%, 6/1/35(A)	155,841
348,682	FHLMC, Pool #1L0147, (1 Year CMT
	Rate +2.290%), 3.377%, 7/1/35(A)	369,091
206,023	FHLMC, Pool #1L1288, (1 Year CMT
	Rate +2.250%), 3.043%, 5/1/36(A)	217,277
182,725	FHLMC, Pool #1Q0080, (12M LIBOR
	+1.688%), 3.338%, 1/1/36(A)	191,963
420,055	FHLMC, Pool #1Q0119, (12M LIBOR
	+1.842%), 3.597%, 9/1/36(A)	443,427
609,346	FHLMC, Pool #1Q0187, (12M LIBOR
	+1.780%), 3.278%, 12/1/36(A)	638,269
350,950	FHLMC, Pool #1Q0339, (12M LIBOR
	+1.932%), 3.578%, 4/1/37(A)	369,616
128,643	FHLMC, Pool #1Q0669, (12M LIBOR
	+1.723%), 3.326%, 11/1/37(A)	135,044
518,764	FHLMC, Pool #1Q1303, (1 Year CMT
	Rate +2.250%), 3.001%, 11/1/36(A)	547,308
641,157	FHLMC, Pool #781515, (1 Year CMT
	Rate +2.250%), 3.074%, 4/1/34(A)	675,849
295,776	FHLMC, Pool #782760, (1 Year CMT
	Rate +2.250%), 3.093%, 11/1/36(A)	312,970
244,696	FHLMC, Pool #847795, (1 Year CMT
	Rate +2.276%), 2.954%, 4/1/35(A)	258,133
139,665	FHLMC, Pool #848088, (1 Year CMT
	Rate +2.245%), 2.979%, 4/1/35(A)	147,052
500,375	FHLMC, Pool #848539, (1 Year CMT
	Rate +2.271%), 3.055%, 4/1/37(A)	528,548
1,205,656	FHLMC, Pool #848583, (1 Year CMT
	Rate +2.300%), 3.050%, 1/1/36(A)	1,274,802
17,392	FHLMC, Pool #A92646, 5.500%, 6/1/40	19,631
16,458	FHLMC, Pool #C03505, 5.500%, 6/1/40	18,152
68,891	FHLMC, Pool #C66916, 7.000%, 5/1/32	77,062
12,704	FHLMC, Pool #D94598, 6.500%, 4/1/21	13,332
50,729	FHLMC, Pool #G01840, 5.000%, 7/1/35	55,658
451,466	FHLMC, Pool #G11769,
	5.000%, 10/1/20	466,843
282,193	FHLMC, Pool #G11773,
	5.000%, 10/1/20	289,720
142,232	FHLMC, Pool #J10895,
	4.000%, 10/1/19	147,019
159,744	FNMA, Pool #254868, 5.000%, 9/1/33	176,019
76,940	FNMA, Pool #256272, 5.500%, 6/1/26	85,049
132,559	FNMA, Pool #256852, 6.000%, 8/1/27	149,104
29,564	FNMA, Pool #323832, 7.500%, 7/1/29	34,568
2,270	FNMA, Pool #334593, 7.000%, 5/1/24	2,474
104,624	FNMA, Pool #555380, (12M LIBOR
	+1.600%), 3.266%, 4/1/33(A)	110,331
55,323	FNMA, Pool #665773, 7.500%, 6/1/31	56,997
111,418	FNMA, Pool #679742, (1 Year CMT Rate
	+2.580%), 3.273%, 1/1/40(A)	114,636
78,038	FNMA, Pool #681842, (1 Year CMT Rate
	+2.125%), 2.900%, 2/1/33(A)	81,752
157,204	FNMA, Pool #681898, (1 Year CMT Rate
	+2.125%), 2.935%, 4/1/33(A)	165,341
170,137	FNMA, Pool #725245, (1 Year CMT Rate
	+2.140%), 2.952%, 2/1/34(A)	179,079
179,867	FNMA, Pool #725424, 5.500%, 4/1/34	201,646
1,116,769	FNMA, Pool #725490, (12M LIBOR
	+1.617%), 3.361%, 4/1/34(A)	1,174,117
30,822	FNMA, Pool #735439, 6.000%, 9/1/19	31,502
31,332	FNMA, Pool #735484, 5.000%, 5/1/35	34,528
138,191	FNMA, Pool #735539, (1 Year CMT Rate
	+2.204%), 3.018%, 4/1/35(A)	145,923
65,672	FNMA, Pool #743207, (12M LIBOR
	+1.520%), 2.947%, 10/1/33(A)	68,656
47,768	FNMA, Pool #745467, (12M LIBOR
	+1.947%), 3.387%, 4/1/36(A)	50,312
56,270	FNMA, Pool #745790, (1 Year CMT Rate
	+2.082%), 2.984%, 8/1/36(A)	58,902
249,798	FNMA, Pool #761411, 4.500%, 5/1/19	255,468

107

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed
	Obligations — 3.9% (Continued)
$84,675	FNMA, Pool #784365, (6M LIBOR
	+1.550%), 2.925%, 5/1/34(A)	$87,544
187,118	FNMA, Pool #791978, (6M LIBOR
	+1.518%), 2.969%, 9/1/34(A)	194,650
62,792	FNMA, Pool #804001, (1 Year CMT Rate
	+2.185%), 2.685%, 10/1/34(A)	66,058
54,335	FNMA, Pool #809897, (12M LIBOR
	+1.704%), 3.364%, 3/1/35(A)	57,223
182,703	FNMA, Pool #813170, (12M LIBOR
	+1.575%), 3.200%, 1/1/35(A)	191,435
958,611	FNMA, Pool #815323, (6M LIBOR
	+1.537%), 2.914%, 1/1/35(A)	991,414
197,954	FNMA, Pool #820364, (12M LIBOR
	+0.969%), 2.720%, 4/1/35(A)	205,405
465,375	FNMA, Pool #827787, (6M LIBOR
	+1.550%), 2.925%, 5/1/35(A)	481,511
55,614	FNMA, Pool #828480, (12M LIBOR
	+1.730%), 3.605%, 6/1/35(A)	58,446
130,294	FNMA, Pool #839239, (12M LIBOR
	+1.760%), 3.402%, 9/1/35(A)	137,362
105,261	FNMA, Pool #888179, (12M LIBOR
	+1.822%), 3.449%, 2/1/37(A)	111,194
63,581	FNMA, Pool #888548, (1 Year CMT Rate
	+2.250%), 2.935%, 5/1/35(A)	67,172
107,408	FNMA, Pool #889060, 6.000%, 1/1/38	122,116
102,140	FNMA, Pool #889061, 6.000%, 1/1/38	117,657
6,469	FNMA, Pool #889382, 5.500%, 4/1/38	7,253
365,810	FNMA, Pool #922674, (12M LIBOR
	+1.905%), 3.581%, 4/1/36(A)	388,403
106,129	FNMA, Pool #931676, 5.500%, 1/1/19	107,691
176,860	FNMA, Pool #950385, (6M LIBOR
	+0.956%), 2.406%, 8/1/37(A)	179,024
52,266	FNMA, Pool #960376, 5.500%, 12/1/37	58,091
853	FNMA, Pool #995284, 5.500%, 3/1/20	855
385,134	FNMA, Pool #AA1150, 4.000%, 4/1/23	398,227
10,533	FNMA, Pool #AD0941, 5.500%, 4/1/40	11,933
80,745	FNMA, Pool #AE0363, 5.000%, 7/1/37	88,987
152,782	FNMA, Pool #AE0727, 4.000%, 10/1/20	157,976
109,660	FNMA, Pool #AE5441, 5.000%, 10/1/40	119,955
184,431	FNMA, Pool #AI6588, 4.000%, 7/1/26	193,929
199,021	FNMA, Pool #AI8506, 4.000%, 8/1/26	209,375
178,746	FNMA, Pool #AL0211, 5.000%, 4/1/41	195,498
28,757	FNMA, Pool #AL0302, 5.000%, 4/1/24	30,351
1,157,680	FNMA, Pool #AL0478, (12M LIBOR
	+1.793%), 3.312%, 4/1/36(A)	1,223,608
308,077	FNMA, Pool #AL0543, 5.000%, 7/1/41	336,864
167,145	FNMA, Pool #AL1105, 4.500%, 12/1/40	182,099
56,810	FNMA, Pool #AL2591, 5.500%, 5/1/38	59,646
614,111	FNMA, Pool #AL5275, (6M LIBOR
	+1.493%), 2.876%, 9/1/37(A)	633,522
3,318,163	FNMA, Pool #AL7396, (6M LIBOR
	+1.538%), 2.918%, 2/1/37(A)	3,429,195
9,351	GNMA, Pool #344233, 8.000%, 2/15/23	10,011
55,022	GNMA, Pool #345123,
	8.000%, 12/15/23	59,338
5,185	GNMA, Pool #569337, 6.500%, 4/15/22	5,480
12,580	GNMA, Pool #780322,
	8.000%, 11/15/22	13,652
557,675	GNMA, Pool #80826, (1 Year CMT Rate
	+1.500%), 2.375%, 2/20/34(A)	580,588
241,492	GNMA, Pool #80889, (1 Year CMT Rate
	+1.500%), 2.625%, 4/20/34(A)	251,680
409,062	GNMA, Pool #81016, (1 Year CMT Rate
	+1.500%), 2.125%, 8/20/34(A)	425,337
848,203	GNMA, Pool #82760, (1 Year CMT Rate
	+1.500%), 2.375%, 3/20/41(A)	874,020
981	GNMA, Pool #8426, (1 Year CMT Rate
	+1.500%), 3.000%, 11/20/18(A)	981
636,560	GNMA, Pool #MA2392, (1 Year CMT
	Rate +1.500%), 2.000%, 11/20/44(A)	654,905
2,466,758	GNMA, Pool #MA2466, (1 Year CMT
	Rate +1.500%), 2.000%, 12/20/44(A)	2,539,949
	Total U.S. Government
	Mortgage-Backed Obligations	$29,043,936

	Municipal Bonds — 3.2%

	California — 0.6%
2,340,000	CA St Enterprise Dev Authority, Txbl
	Variable J Harris Indl Wt, (LOC: City
	National Bank), 144a, 1.480%,
	9/1/41(A)(B)	2,340,000
110,000	CA St Infrastructure & Economic Dev
	Bank, Txbl Tobinworld Pj, Ser B,
	(LOC: Comerica Bank), 2.180%,
	11/1/36(A)(B)	110,000
1,885,000	CA St Infrastructure & Economic Dev
	Bank, Variable Canyon Plastics Inc P,
	(LOC: Bank Of West (The), 1.090%,
	12/1/39(A)(B)	1,885,000
		4,335,000

	Connecticut — 0.1%
425,000	State of Connecticut, Ser A, UTGO,
	(MUNISPA +0.920%), 1.860%,
	5/15/18(A)	426,666

	Florida — 0.7%
5,000,000	State Brd of Admin Fin Corp., Txbl Ser
	A, 2.163%, 7/1/19	5,021,400

	Massachusetts — 0.2%
1,842,000	MA St Edu Fin Auth, Ser B 1, (1M LIBOR
	+1.750%), 2.987%, 1/1/31(A)	1,843,787

	Minnesota — 0.2%
1,095,000	Saint Paul MN Hsg & Redev Auth, Txbl
	Ref Healthpartners Oblig, 1.838%,
	7/1/18	1,096,172

108

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Municipal Bonds — 3.2% (Continued)
	New Mexico — 0.0%
$30,000	New Mexico Educational Assistance
	Foundation, (3M LIBOR +0.650%),
	1.966%, 12/1/28(A)	$30,017

	New York — 0.4%
3,300,000	Brookhaven NY IDA, Variable
	Intercounty Asso, (LOC: Capital One
	NA), 1.300%, 1/1/25(A)(B)	3,300,000

	Ohio — 0.1%
1,000,000	West Carrollton OH Non-Tax Rev, Txbl
	Various Purpose BANS, 1.600%,
	5/1/18	999,310

	Other Territory — 0.8%
5,900,000	Rib Floater Trust, Txbl Muni Floaters Trs
	Ser 201, (LOC: Barclays Bank
	PLC), 144a, 1.590%, 7/1/22(A)(B)	5,900,000

	South Carolina — 0.1%
535,000	Spartanburg SC Wtrwks Rev, Txbl Ref
	Sys Ser B, 1.519%, 12/1/17	535,037
280,000	Spartanburg SC Wtrwks Rev, Txbl Ref
	Sys Ser B, 1.785%, 12/1/18	280,283
		815,320
	Total Municipal Bonds	$23,767,672

	Agency Collateralized Mortgage
	Obligations — 2.5%
124,620,384	FHLMC Multifamily Structured Pass
	Through Certificates, Ser K504 Class
	X1, 0.322%, 9/25/20(A)(B)(D)	480,250
131,333,332	FHLMC Multifamily Structured Pass
	Through Certificates, Ser KAIV Class
	X1, 1.303%, 6/25/21(A)(B)(D)	4,839,016
32,860	FHLMC REMIC, Ser 2510 Class TA,
	4.000%, 6/15/32	33,321
379,101	FHLMC REMIC, Ser 2770 Class FH, (1M
	LIBOR +0.400%), 1.634%, 3/15/34(A)	378,963
55,440	FHLMC REMIC, Ser 3414 Class MB,
	4.250%, 12/15/19	55,979
2,165	FHLMC REMIC, Ser 4459 Class NG,
	6.500%, 10/15/24	2,175
222,021	FNMA REMIC, Ser 2003-119, Class PU,
	4.000%, 11/25/33	223,763
80,680	FNMA REMIC, Ser 2003-33, Class AM,
	4.250%, 5/25/33	85,033
71,596	FNMA REMIC, Ser 2003-42, Class CA,
	4.000%, 5/25/33	74,146
313,494	FNMA REMIC, Ser 2003-81, Class FE,
	(1M LIBOR +0.500%),
	1.737%, 9/25/33(A)	314,711
70,934	FNMA REMIC, Ser 2010-13, Class WD,
	4.250%, 3/25/25	72,095
39,688	FNMA REMIC, Ser 2011-52, Class AH,
	2.750%, 10/25/18	39,728
292,785	FNMA REMIC, Ser 2012-102, Class NA,
	1.500%, 9/25/27	284,891
142,031	FNMA REMIC Trust, Ser 2001-W4, Class
	AF5, 6.114%, 2/25/32(C)	171,911
128,588	GNMA, Ser 2002-72, Class AB,
	4.500%, 10/20/32	137,236
97,441	GNMA, Ser 2011-57, Class BA,
	3.000%, 5/20/40	98,980
198,548	GNMA, Ser 2012-27, Class A,
	1.614%, 7/16/39	195,034
6,361,044	GNMA, Ser 2016-40, Class F, (1M LIBOR
	+0.400%), 1.634%, 7/16/57(A)	6,295,178
5,032,556	GNMA, Ser 2016-95, Class F, (1M LIBOR
	+0.450%), 1.684%, 1/16/58(A)	4,987,768
	Total Agency Collateralized
	Mortgage Obligations	$18,770,178

	Non-Agency Collateralized Mortgage
	Obligations — 2.0%
2,482,380	Bear Stearns ARM Trust, Ser 2003-1,
	Class 5A1, 3.171%, 4/25/33(A)(B)††	2,512,996
295,775	Bear Stearns ARM Trust, Ser 2004-1,
	Class 13A3, 3.701%, 4/25/34(A)(B)††	297,803
219,975	Bear Stearns Asset Backed Securities
	Trust, Ser 2003-AC7, Class A2,
	5.750%, 1/25/34(C)††	223,435
75,441	Community Program Loan Trust, Ser
	1987-A, Class A5, 4.500%, 4/1/29	75,214
329,730	CSMC Trust, Ser 2012-CIM1, Class A1,
	144a, 3.380%, 2/25/42(A)(B)	334,354
3,565,510	CSMC Trust, Ser 2014-WIN1, Class 2A5,
	144a, 3.000%, 9/25/44(A)(B)	3,565,510
63,676	FDIC Structured Sale Guaranteed
	Notes, Ser 2010-S3, Class A, 144a,
	2.740%, 12/3/20	63,687
177,403	JP Morgan Mortgage Trust, Ser
	2006-A4, Class 2A2,
	3.335%, 6/25/36(A)(B)	160,566
21,572	Merrill Lynch Mortgage Investors
	Trust, Ser 2003-A1, Class 2A, (12M
	LIBOR +1.625%),
	3.337%, 12/25/32(A)	21,531
164,672	Merrill Lynch Mortgage Investors
	Trust, Ser 2004-1, Class 1A,
	3.136%, 12/25/34(A)(B)	163,453
873,415	RFMSI Trust, Ser 2007-SA1, Class 1A1,
	3.517%, 2/25/37(A)(B)	747,056
3,549,790	Springleaf Mortgage Loan Trust, Ser
	2013-3A, Class A, 144a,
	1.870%, 9/25/57(A)(B)	3,544,889
2,830,288	Towd Point Mortgage Trust, Ser
	2015-4, Class A1B, 144a,
	2.750%, 4/25/55(A)(B)	2,844,566

109

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Non-Agency Collateralized Mortgage
	Obligations — 2.0% (Continued)
$176,595	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-G, Class
	A1, 3.365%, 6/25/33(A)(B)	$177,952
421,362	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-M, Class
	A1, 3.034%, 12/25/33(A)(B)	426,049
	Total Non-Agency Collateralized
	Mortgage Obligations	$15,159,061

	U.S. Government Agency Obligations — 1.0%
5,000,000	Overseas Private Investment Corp.,
	1.120%, 7/20/22(A)	5,000,000
2,100,000	Overseas Private Investment Corp.,
	1.120%, 10/15/33(A)	2,100,000
19,816	Small Business Administration
	Participation Certificates, Ser
	2002-20A, Class 1, 6.140%, 1/1/22	20,935
35,029	Small Business Administration
	Participation Certificates, Ser
	2003-20E, Class 1, 4.640%, 5/1/23	36,343
187,789	Small Business Administration Pools,
	1.650%, 1/25/26(A)	186,772
155,784	Small Business Administration Pools,
	1.750%, 4/25/28(A)	155,456
	Total U.S. Government Agency
	Obligations	$7,499,506

	Commercial Paper — 8.8%
12,000,000	CenterPoint Energy, Inc., 1.280%,
	10/2/17(E)	11,998,650
10,000,000	Entergy Corp., 1.300%, 10/2/17(E)	9,998,646
12,000,000	Kroger Co., 1.250%, 10/2/17(E)	11,998,650
10,650,000	Mondelez International, Inc., 1.250%,
	10/2/17(E)	10,648,802
3,150,000	Orange and Rockland Utilities, Inc.,
	1.301%, 10/2/17(E)	3,149,646
10,050,000	Snap-on, Inc., 1.200%, 10/5/17(E)	10,047,726
8,000,000	Spectra Energy Partners LP, 1.280%,
	10/2/17(E)	7,999,100
	Total Commercial Paper	$65,841,220

Shares

	Short-Term Investment Fund — 0.0%
88,420	Dreyfus Government Cash
	Management, Institutional Shares,
	0.92%¥W	$88,420

	Total Investment Securities —100.2%
	(Cost $751,638,144)	$751,457,644

	Liabilities in Excess of
	Other Assets — (0.2%)	(1,268,973)

	Net Assets — 100.0%	$750,188,671

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2017.

(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(C)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect as of September 30, 2017.

(D)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(E)	Rate reflects yield at the time of purchase.

††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2017.

110

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Portfolio Abbreviations:

ARM - Adjustable Rate Mortgage

CLO - Collateralized Loan Obligations

CMT - Constant Maturity Treasury

FDIC - Federal Deposit Insurance Corporation

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

IDA - Industrial Development Agency

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LOC - Letter of Credit

LP - Limited Partnership

MTN - Medium Term Note

MUNISPA - SIFMA Municipal Swap Index Yield

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities were valued at $371,145,897 or 49.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$285,125,266	$—	$285,125,266
Corporate Bonds	—	252,143,754	—	252,143,754
Commercial Mortgage-Backed Securities	—	54,018,631	—	54,018,631
U.S. Government Mortgage-Backed Obligations	—	29,043,936	—	29,043,936
Municipal Bonds	—	23,767,672	—	23,767,672
Agency Collateralized Mortgage Obligations	—	18,770,178	—	18,770,178
Non-Agency Collateralized Mortgage Obligations	—	15,159,061	—	15,159,061
U.S. Government Agency Obligations	—	7,499,506	—	7,499,506
Commercial Paper	—	65,841,220	—	65,841,220
Short-Term Investment Fund	88,420	—	—	88,420
Total	$88,420	$751,369,224	$—	$751,457,644

See accompanying Notes to Financial Statements.

111

Statements of Assets and Liabilities

September 30, 2017

			Touchstone
	Touchstone	Touchstone	Emerging	Touchstone
	Active Bond	Arbitrage	Markets Small	High Yield
	Fund	Fund	Cap Fund	Fund
Assets
Investments, at cost	$125,061,695	$266,961,717	$12,608,337	$212,387,674
Investments, at market value (A)	$127,045,078	$265,873,941	$13,895,527	$217,433,674
Cash	471,319	1,878	—	—
Foreign currency (B)	—	—	106,106	—
Cash collateral for securities sold short and written options	—	23,584,940	—	—
Unrealized appreciation on forward foreign currency contracts	—	18,521	—	—
Dividends and interest receivable	795,599	422,206	22,980	3,576,347
Receivable for capital shares sold	136,227	859,763	21,500	53,660
Receivable for investments sold	8,655,048	2,740,810	125,905	1,143,361
Receivable for securities lending income	1,283	1,989	214	1,347
Receivable from Investment Advisor	—	—	5,274	—
Tax reclaim receivable	—	—	147	—
Other assets	29,317	25,083	14,250	25,405
Total Assets	137,133,871	293,529,131	14,191,903	222,233,794
Liabilities
Foreign currency(B)	—	189,004	—	—
Written options, at market value(C)	—	83,080	—	—
Securities sold short(D)	—	36,625,396	—	—
Dividend and interest payable on securities sold short	—	5,387	—	—
Payable for return of collateral for securities on loan	766,137	7,995,632	295,388	1,467,010
Deferred foreign capital gains tax(E)	—	—	43,056	—
Payable for capital shares redeemed	25,907	727,894	48,493	184,992
Payable for investments purchased	8,984,513	6,238,539	108,039	2,468,306
Payable to Investment Advisor	37,793	206,032	—	88,553
Payable to other affiliates	7,629	35,663	132	30,721
Payable to Trustees	3,920	3,920	3,920	3,920
Payable for professional services	24,533	29,187	52,168	26,443
Payable to Transfer Agent	38,787	30,216	4,225	42,420
Payable for reports to shareholders	10,307	15,914	9,884	11,420
Other accrued expenses and liabilities	28,274	11,561	22,501	21,339
Total Liabilities	9,927,800	52,197,425	587,806	4,345,124
Net Assets	$127,206,071	$241,331,706	$13,604,097	$217,888,670
Net assets consist of:
Par value	$121,960	$233,357	$12,260	$252,528
Paid-in capital	125,074,114	237,582,870	109,967,098	228,081,628
Accumulated net investment income (loss)	100,863	(249,346)	38,936	484,289
Accumulated net realized gains (losses) on investments, forward foreign currency contracts, foreign currency transactions, futures contracts, written options and securities sold short	(74,249)	6,843,668	(97,658,217)	(15,975,775)
Net unrealized appreciation (depreciation) on investments, foreign
currency transactions, written options and securities sold short	1,983,383	(3,078,843)	1,244,020	5,046,000
Net Assets	$127,206,071	$241,331,706	$13,604,097	$217,888,670
(A) Includes market value of securities on loan of:	$743,226	$7,865,394	$282,592	$1,401,729
(B) Cost of foreign currency:	$—	$(184,602)	$106,099	$—
(C) Premiums received from written options:	$—	$110,741	$—	$—
(D) Proceeds received for securities sold short:	$—	$34,592,393	$—	$—
(E) See Note 2 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

112

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone	Touchstone	Touchstone	Touchstone
Merger	Mid	Mid Cap	Premium	Sands Capital	Small
Arbitrage	Cap	Value	Yield Equity	Select Growth	Cap
Fund	Fund	Fund	Fund	Fund	Fund

$242,290,915	$617,148,867	$615,799,281	$105,333,633	$1,327,436,750	$170,906,193
$241,630,740	$777,882,086	$711,174,683	$122,839,519	$2,570,421,650	$247,924,245
423,672	—	—	13,346	—	—
—	—	—	—	—	—
3,641,369	—	—	—	—	—
10,864	—	—	—	—	—
435,474	392,405	977,651	208,193	—	271,003
440,501	1,554,650	2,700,256	97,662	1,671,216	186,312
1,791,711	18,532,597	536,697	—	19,435,714	14,470,151
—	27	3,086	6,401	140,854	22,559
—	—	—	—	—	—
—	—	—	23,630	—	—
20,813	35,244	31,241	13,546	21,478	14,529
248,395,144	798,397,009	715,423,614	123,202,297	2,591,690,912	262,888,799

99,850	—	—	—	—	—
65,245	—	—	—	—	—
28,415,672	—	—	—	—	—
60,768	—	—	—	—	—
—	—	19,265,914	2,017,911	50,169,710	18,630,416
—	—	—	—	—	—
125,888	1,255,479	328,161	203,763	14,096,575	13,094,712
4,644,795	19,364,363	6,352,117	—	28,532,174	1,307,168
180,595	475,291	453,739	75,786	1,687,724	174,551
36,927	129,229	48,717	32,670	782,940	38,329
3,920	3,920	3,920	3,920	3,920	3,920
28,848	28,770	26,550	21,924	46,045	21,983
28,725	134,799	85,844	20,211	495,530	36,960
12,259	43,775	34,691	11,458	82,411	19,952
11,729	3,309	3,180	2,458	12,370	3,885
33,715,221	21,438,935	26,602,833	2,390,101	95,909,399	33,331,876
$214,679,923	$776,958,074	$688,820,781	$120,812,196	$2,495,781,513	$229,556,923

$192,732	$260,156	$353,541	$128,734	$1,464,442	$128,389
209,109,497	686,338,243	560,037,343	100,840,727	808,999,600	124,763,819
(297,174)	477,776	186,621	282,429	(12,169,854)	929,602

8,801,086	(70,851,320)	32,867,874	2,054,420	454,502,425	26,717,061

(3,126,218)	160,733,219	95,375,402	17,505,886	1,242,984,900	77,018,052
$214,679,923	$776,958,074	$688,820,781	$120,812,196	$2,495,781,513	$229,556,923
$—	$—	$18,923,622	$1,993,197	$49,257,364	$17,878,002
$(97,815)	$—	$—	$—	$—	$—
$89,487	$—	$—	$—	$—	$—
$25,916,498	$—	$—	$—	$—	$—

113

Statements of Assets and Liabilities (Continued)

			Touchstone
	Touchstone		Emerging
	Active	Touchstone	Markets	Touchstone
	Bond	Arbitrage	Small Cap	High Yield
	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$22,116,927	$8,185,992	$2,950,303	$16,925,100
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	2,113,273	799,762	266,334	2,008,594
Net asset value price per share*	$10.47	$10.24	$11.08	$8.43
Maximum sales charge - Class A shares	4.75%	5.75%	5.75%	4.75%
Maximum offering price per share
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$10.99	$10.86	$11.76	$8.85

Pricing of Class C Shares
Net assets applicable to Class C shares	$4,641,587	$8,761,891	$891,618	$13,025,485
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	479,631	880,249	82,773	1,549,316
Net asset value and offering price per share**	$9.68	$9.95	$10.77	$8.41

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$79,647,973	$179,124,077	$8,931,463	$75,435,028
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	7,614,111	17,301,966	801,800	8,704,644
Net asset value, offering price and redemption price per share	$10.46	$10.35	$11.14	$8.67

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$—	$—	$—	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$20,799,584	$45,258,794	$830,713	$112,503,057
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	1,988,996	4,353,713	75,137	12,990,193
Net asset value, offering price and redemption price per share	$10.46	$10.40	$11.06	$8.66

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

114

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone	Touchstone	Touchstone	Touchstone
Merger	Mid	Mid Cap	Premium	Sands Capital	Small
Arbitrage	Cap	Value	Yield Equity	Select	Cap
Fund	Fund	Fund	Fund	Growth Fund	Fund

$14,144,199	$34,760,905	$21,001,036	$22,724,515	$89,859,956	$12,460,993

1,285,579	1,139,547	1,084,699	2,417,412	5,421,333	702,970
$11.00	$30.50	$19.36	$9.40	$16.58	$17.73
5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

$11.67	$32.36	$20.54	$9.97	$17.59	$18.81

$11,070,887	$57,224,326	$10,757,969	$22,324,424	$73,515,643	$9,265,908

1,054,012	1,972,176	567,909	2,377,727	4,738,492	547,042
$10.50	$29.02	$18.94	$9.39	$15.51	$16.94

$91,223,689	$551,793,734	$322,978,791	$75,763,257	$1,775,755,371	$84,953,653

8,173,491	17,934,161	16,606,212	8,078,220	102,717,329	4,735,735
$11.16	$30.77	$19.45	$9.38	$17.29	$17.94

$—	$19,312,456	$—	$—	$556,650,543	$—

—	636,877	—	—	33,567,024	—
$—	$30.32	$—	$—	$16.58	$—

$98,240,265	$113,866,653	$334,082,985	$—	$—	$122,876,369

8,760,133	3,695,930	17,095,289	—	—	6,853,167
$11.21	$30.81	$19.54	$—	$—	$17.93

115

Statements of Assets and Liabilities (Continued)

	Touchstone		Touchstone
	Small	Touchstone	Ultra Short
	Cap Value	Total Return	Duration Fixed
	Fund	Bond Fund	Income Fund
Assets
Investments, at cost	$90,699,791	$262,898,882	$751,638,144
Investments, at market value (A)	$95,524,098	$263,762,836	$751,457,644
Cash	—	167,636	37
Dividends and interest receivable	123,247	1,952,404	3,101,239
Receivable for capital shares sold	10,062	1,104,131	2,650,941
Receivable for investments sold	145,596	—	305,176
Receivable from securities lending income	1,144	350	—
Receivable from affiliates	15,254	—	—
Other assets	12,461	20,738	39,856
Total Assets	95,831,862	267,008,095	757,554,893

Liabilities
Distributions payable	—	—	178,965
Payable for return of collateral for securities on loan	6,055,485	327,231	—
Payable for capital shares redeemed	36,293	87,008	1,450,976
Payable for investments purchased	886,529	167,531	5,256,030
Payable to Investment Advisor	77,618	59,014	140,160
Payable to other affiliates	—	25,435	182,358
Payable to Trustees	3,920	3,920	3,920
Payable for professional services	23,130	25,782	30,714
Payable to Transfer Agent	97,506	29,902	75,293
Payable for reports to shareholders	13,354	10,175	19,751
Other accrued expenses and liabilities	3,300	12,911	28,055
Total Liabilities	7,197,135	748,909	7,366,222
Net Assets	$88,634,727	$266,259,186	$750,188,671

Net assets consist of:
Par value	$34,006	$262,458	$807,101
Paid-in capital	86,332,077	268,835,470	773,894,127
Accumulated net investment income	18,138	74,296	326,573
Accumulated net realized losses on investments	(2,573,801)	(3,776,992)	(24,658,630)
Net unrealized appreciation (depreciation) on investments	4,824,307	863,954	(180,500)
Net Assets	$88,634,727	$266,259,186	$750,188,671
(A) Includes market value of securities on loan of:	$5,951,490	$318,270	$—

See accompanying Notes to Financial Statements.

116

Statements of Assets and Liabilities (Continued)

	Touchstone		Touchstone
	Small	Touchstone	Ultra Short
	Cap Value	Total Return	Duration Fixed
	Fund	Bond Fund	Income Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$76,884,261	$5,136,815	$14,079,979
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	2,950,139	506,859	1,514,814
Net asset value price per share*	$26.06	$10.13	$9.29
Maximum sales charge - Class A shares	5.75%	4.75%	2.00%
Maximum offering price per share
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$27.65	$10.64	$9.48

Pricing of Class C Shares
Net assets applicable to Class C shares	$1,222,668	$1,876,198	$5,703,981
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	47,760	185,399	613,671
Net asset value and offering price per share**	$25.60	$10.12	$9.29

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$2,829,119	$37,233,318	$260,830,004
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	108,210	3,669,489	28,061,757
Net asset value, offering price and redemption price per share	$26.14	$10.15	$9.29

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$—	$—	$211,797,272
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	—	—	22,786,502
Net asset value, offering price and redemption price per share	$—	$—	$9.29

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$7,698,679	$222,012,855	$257,777,435
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.01 par value)	294,492	21,884,028	27,733,342
Net asset value, offering price and redemption price per share	$26.14	$10.14	$9.29

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

117

Statements of Operations

For the Year Ended September 30, 2017

			Touchstone
	Touchstone	Touchstone	Emerging
	Active Bond	Arbitrage	Markets Small
	Fund	Fund	Cap Fund
Investment Income
Dividends (A)	$68,085	$2,197,559	$334,543
Interest	3,567,031	736,141	—
Income from securities loaned	5,770	55,957	3,467
Total Investment Income	3,640,886	2,989,657	338,010
Expenses
Investment advisory fees	450,402	2,086,717	115,252
Administration fees	163,271	288,166	15,916
Compliance fees and expenses	2,298	2,298	2,298
Custody fees	40,665	55,477	66,039
Professional fees	26,155	32,694	95,285
Transfer Agent fees, Class A	31,442	12,143	7,745
Transfer Agent fees, Class C	6,356	6,463	2,131
Transfer Agent fees, Class Y	92,692	120,387	6,490
Transfer Agent fees, Class Z	—	—	—
Transfer Agent fees, Institutional Class	526	2,055	555
Pricing expense	62,693	11,692	25,712
Registration Fees, Class A	17,214	17,155	16,662
Registration Fees, Class C	14,559	16,340	11,121
Registration Fees, Class Y	17,525	26,925	16,679
Registration Fees, Class Z	—	—	—
Registration Fees, Institutional Class	14,047	13,875	12,533
Dividend expense on securities sold short	—	1,565,748	—
Interest expense on securities sold short	—	469,572	—
Reports to Shareholders, Class A	6,488	6,055	5,218
Reports to Shareholders, Class C	5,495	5,714	4,765
Reports to Shareholders, Class Y	6,167	18,913	4,987
Reports to Shareholders, Class Z	—	—	—
Reports to Shareholders, Institutional Class	5,097	5,487	4,676
Shareholder servicing fees, Class Z	—	—	—
Distribution expenses, Class A	59,199	23,400	7,129
Distribution and shareholder servicing expenses, Class C	54,826	90,008	8,525
Trustee fees	15,607	15,607	15,607
Other expenses	26,685	11,215	7,612
Total Expenses	1,119,409	4,904,106	452,937
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(282,492)	(48,650)	(280,316)
Net Expenses	836,917	4,855,456	172,621
Net Investment Income (Loss)	2,803,969	(1,865,799)	165,389
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments(C)	339,498	8,796,006	1,611,696
Net realized gains (losses) on forward foreign currency contracts	—	(39,150)	—
Net realized gains (losses) on foreign currency transactions	—	(71,150)	8,487
Net realized losses on futures contracts	(66,849)	—	—
Net realized gains on written options	—	2,024,238	—
Net realized losses on securities sold short	—	(2,060,664)	—
Net change in unrealized appreciation (depreciation) on investments(D)	(1,681,396)	(1,172,605)	480,718
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(50,308)	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	(4,247)	(588)
Net change in unrealized appreciation (depreciation) on written options	—	(892)	—
Net change in unrealized appreciation (depreciation) on securities sold short	—	(984,896)	—
Net Realized and Unrealized Gains (Losses) on Investments	(1,408,747)	6,436,332	2,100,313
Change in Net Assets Resulting from Operations	$1,395,222	$4,570,533	$2,265,702
(A) Net of foreign tax withholding of:	$—	$36,539	$31,001
(B)See Note 4 in Notes to Financial Statements.
(C)Net of foreign capital gains tax withheld of:	$—	$—	$43,637
(D) Includes change in deferred foreign capital gains tax of:	$—	$—	$(43,056)
See accompanying Notes to Financial Statements.

118

Statements of Operations (Continued)

	Touchstone	Touchstone	Touchstone	Touchstone	Touchstone
Touchstone	Merger	Mid	Mid Cap	Premium	Sands Capital	Touchstone
High Yield	Arbitrage	Cap	Value	Yield Equity	Select Growth	Small Cap
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$16,192	$1,867,987	$8,327,934	$8,556,841	$5,238,563	$3,965,963	$5,994,184
13,247,310	1,154,996	—	—	—	—	—
33,635	—	66,953	280,635	27,210	3,170,548	568,357
13,297,137	3,022,983	8,394,887	8,837,476	5,265,773	7,136,511	6,562,541

1,221,630	2,102,332	5,706,913	4,803,086	929,532	18,801,425	4,028,859
339,773	290,322	1,055,003	880,263	196,203	3,733,391	687,276
2,298	2,298	2,298	2,298	2,298	2,298	2,298
20,293	58,096	23,859	23,424	11,747	44,176	26,885
29,973	32,243	39,812	40,972	25,047	81,881	29,325
27,414	12,514	41,250	27,622	30,804	93,863	34,054
13,737	11,160	65,452	9,146	18,492	73,623	12,422
110,680	91,949	575,423	370,092	68,581	1,618,874	220,788
—	—	22,683	—	—	869,637	—
7,288	13,665	13,826	99,963	—	—	40,527
50,862	12,301	1,269	3,168	2,066	1,349	1,290
17,173	17,064	18,891	19,530	17,819	18,608	17,458
15,222	15,983	17,615	15,389	15,929	18,157	14,272
25,535	20,175	31,329	36,867	20,896	52,018	29,304
—	—	17,867	—	—	47,380	—
13,505	15,569	13,195	23,831	—	—	16,682
—	1,208,972	—	—	—	—	—
—	558,681	—	—	—	—	—
6,188	5,448	8,058	9,849	6,006	8,476	6,138
6,002	5,509	11,054	7,901	5,997	9,711	5,724
7,496	9,014	70,047	50,876	13,507	107,489	34,581
—	—	7,429	—	—	33,177	—
5,487	4,831	6,134	23,481	—	—	5,839
—	—	48,519	—	—	1,511,048	—
48,148	35,688	105,645	52,958	59,582	253,731	57,421
145,811	126,376	583,912	87,415	237,663	835,098	122,725
15,607	15,607	15,607	15,607	15,607	15,607	15,607
25,411	13,095	41,499	33,811	13,969	124,375	27,573
2,155,533	4,678,892	8,544,589	6,637,549	1,691,745	28,355,392	5,437,048
(180,995)	(42,403)	(669,491)	(645,620)	(110,170)	(528,582)	(89,097)
1,974,538	4,636,489	7,875,098	5,991,929	1,581,575	27,826,810	5,347,951
11,322,599	(1,613,506)	519,789	2,845,547	3,684,198	(20,690,299)	1,214,590

5,678,503	10,098,207	28,922,903	39,280,159	5,512,271	603,132,169	95,404,969
—	125,995	—	—	—	—	—
—	(89,279)	—	—	—	—	—
—	—	—	—	—	—	—
—	2,110,729	—	—	—	—	—
—	(1,961,783)	—	—	—	—	—
863,209	(960,969)	92,701,133	39,673,618	3,897,864	(168,487,741)	(58,514,550)
—	(58,148)	—	—	—	—	—
—	(1,976)	—	—	—	—	—
—	(22,071)	—	—	—	—	—
—	(1,269,137)	—	—	—	—	—
6,541,712	7,971,568	121,624,036	78,953,777	9,410,135	434,644,428	36,890,419
$17,864,311	$6,358,062	$122,143,825	$81,799,324	$13,094,333	$413,954,129	$38,105,009
$—	$27,063	$—	$—	$101,760	$34,673	$—

$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—

119

Statements of Operations (Continued)

			Touchstone
	Touchstone	Touchstone	Ultra Short
	Small Cap	Total Return	Duration
	Value	Bond	Fixed Income
	Fund	Fund	Fund
Investment Income
Dividends	$2,035,647	$62,826	$3,004
Interest	—	6,561,692	13,469,703
Income from securities loaned	50,321	5,874	—
Total Investment Income	2,085,968	6,630,392	13,472,707
Expenses
Investment advisory fees	1,295,102	818,677	1,613,669
Administration fees	208,655	339,166	935,920
Compliance fees and expenses	2,298	2,298	2,298
Custody fees	14,736	14,527	37,507
Professional fees	29,988	29,256	40,673
Transfer Agent fees, Class A	379,455	9,543	9,217
Transfer Agent fees, Class C	2,107	2,094	4,950
Transfer Agent fees, Class Y	5,117	44,704	142,731
Transfer Agent fees, Class Z	—	—	176,307
Transfer Agent fees, Institutional Class	1,472	86,893	18,231
Transfer Agent out-of-pocket expenses	227,990	1,562	13,483
Pricing expense	4,063	29,399	63,543
Registration Fees, Class A	32,566	16,330	18,353
Registration Fees, Class C	11,426	10,121	16,850
Registration Fees, Class Y	12,264	20,979	22,504
Registration Fees, Class Z	—	—	34,284
Registration Fees, Institutional Class	8,935	19,146	20,343
Reports to Shareholders, Class A	26,225	4,799	5,399
Reports to Shareholders, Class C	5,343	4,779	5,009
Reports to Shareholders, Class Y	5,409	5,514	9,970
Reports to Shareholders, Class Z	—	—	15,322
Reports to Shareholders, Institutional Class	2,719	5,569	5,059
Shareholder servicing fees, Class Z	—	—	544,771
Distribution expenses, Class A	335,826	17,682	36,603
Distribution and shareholder servicing expenses, Class C	13,173	22,420	52,330
Trustee fees	15,607	15,607	15,607
Other expenses	8,692	12,617	26,460
Total Expenses	2,649,168	1,533,682	3,887,393
Fees waived and/or reimbursed by the Advisor and/or Affiliates(A)	(681,628)	(275,614)	(507,207)
Net Expenses	1,967,540	1,258,068	3,380,186
Net Investment Income	118,428	5,372,324	10,092,521
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(B)	20,198,408	(148,821)	(1,954,477)
Net change in unrealized appreciation (depreciation) on investments	2,881,276	(4,095,482)	1,285,240
Net Realized and Unrealized Gains (Losses) on Investments	23,079,684	(4,244,303)	(669,237)
Change in Net Assets Resulting from Operations	$23,198,112	$1,128,021	$9,423,284

(A) See Note 4 in Notes to Financial Statements.

(B)On April 7, 2017, the Small Cap Value Fund had a redemption-in-kind of securities in the amount of $102,794,327. Net realized gains (losses) on investments includes the realized gain on the transaction of $11,357,683 which will not be realized by the Fund for tax purposes.

See accompanying Notes to Financial Statements.

120

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121

Statements of Changes in Net Assets

	Touchstone		Touchstone
	Active Bond		Arbitrage
	Fund		Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016
From Operations
Net investment income (loss)	$2,803,969	$2,758,133	$(1,865,799)	$(1,074,188)
Net realized gains (losses) on investments, forward foreign currency contracts, foreign currency transactions, written options, futures contracts, swap agreements and securities sold short	272,649	164,645	8,649,280	7,116,499
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency transactions, written options, futures contracts, swap agreements and securities sold short	(1,681,396)	4,504,581	(2,212,948)	914,912
Change in Net Assets from Operations	1,395,222	7,427,359	4,570,533	6,957,223
Distributions to Shareholders from:
Net investment income, Class A	(567,055)	(793,010)	—	(17,509)
Net investment income, Class C	(101,877)	(163,270)	—	(6,332)
Net investment income, Class Y	(1,896,650)	(2,017,062)	—	(287,174)
Net investment income, Institutional Class	(319,492)	(182,651)	—	(31,972)
Net realized gains, Class A	—	—	(267,450)	(154,157)
Net realized gains, Class C	—	—	(260,994)	(131,554)
Net realized gains, Class Y	—	—	(3,766,286)	(1,293,949)
Net realized gains, Institutional Class	—	—	(393,447)	(133,669)
Total Distributions	(2,885,074)	(3,155,993)	(4,688,177)	(2,056,316)

Net Increase (Decrease) from Share Transactions(A)	13,473,288	10,687,819	87,940,770	23,078,874

Total Increase (Decrease) in Net Assets	11,983,436	14,959,185	87,823,126	27,979,781

Net Assets
Beginning of period	115,222,635	100,263,450	153,508,580	125,528,799
End of period	$127,206,071	$115,222,635	$241,331,706	$153,508,580
Accumulated Net Investment Income (Loss)	$100,863	$100,282	$(249,346)	$(131,773)

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity in pages 128-130.

See accompanying Notes to Financial Statements.

122

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone
Emerging Markets		High Yield		Merger Arbitrage
Small Cap Fund		Fund		Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2017	2016	2017	2016	2017	2016

$165,389	$(48,934)	$11,322,599	$11,086,721	$(1,613,506)	$(1,026,448)

1,620,183	(50,423,326)	5,678,503	(20,953,503)	10,283,869	7,911,334

480,130	60,525,400	863,209	25,923,699	(2,312,301)	2,303,320
2,265,702	10,053,140	17,864,311	16,056,917	6,358,062	9,188,206

—	(188,269)	(875,914)	(1,196,537)	—	—
—	(82,074)	(552,993)	(827,572)	—	—
—	(620,411)	(4,073,517)	(4,925,536)	—	—
—	(1,728,009)	(5,613,771)	(3,934,366)	—	—
—	—	—	—	(431,396)	—
—	—	—	—	(416,865)	—
—	—	—	—	(2,373,169)	—
—	—	—	—	(2,024,092)	—
—	(2,618,763)	(11,116,195)	(10,884,011)	(5,245,522)	—

2,586,750	(258,177,711)	(5,232,555)	(18,893,488)	20,805,545	(28,687,623)

4,852,452	(250,743,334)	1,515,561	(13,720,582)	21,918,085	(19,499,417)

8,751,645	259,494,979	216,373,109	230,093,691	192,761,838	212,261,255
$13,604,097	$8,751,645	$217,888,670	$216,373,109	$214,679,923	$192,761,838
$38,936	$(120,063)	$484,289	$272,401	$(297,174)	$(123,559)

123

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Mid Cap		Mid Cap
	Fund		Value Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016
From Operations
Net investment income (loss)	$519,789	$4,056,097	$2,845,547	$3,211,512
Net realized gains (losses) on investments	28,922,903	17,791,453	39,280,159	14,992,172
Net change in unrealized appreciation (depreciation) on investments	92,701,133	55,983,037	39,673,618	48,991,829
Change in Net Assets from Operations	122,143,825	77,830,587	81,799,324	67,195,513
Distributions to Shareholders from:
Net investment income, Class A	(156,233)	—	(31,801)	(69,498)
Net investment income, Class C	—	—	—	—
Net investment income, Class Y	(2,919,041)	(302,705)	(1,318,968)	(1,918,693)
Net investment income, Class Z	(49,552)	(1,361)	—	—
Net investment income, Institutional Class	(569,047)	(61,198)	(1,494,495)	(1,444,479)
Net realized gains, Class A	—	—	(721,984)	(466,658)
Net realized gains, Class C	—	—	(214,768)	(117,202)
Net realized gains, Class Y	—	—	(10,153,339)	(12,371,938)
Net realized gains, Class Z	—	—	—	—
Net realized gains, Institutional Class	—	—	(7,439,636)	(6,757,290)
Total Distributions	(3,693,873)	(365,264)	(21,374,991)	(23,145,758)

Net Increase (Decrease) from Share Transactions(A)	(27,506,901)	(91,734,050)	123,474,421	118,340,157

Total Increase (Decrease) in Net Assets	90,943,051	(14,268,727)	183,898,754	162,389,912

Net Assets
Beginning of period	686,015,023	700,283,750	504,922,027	342,532,115
End of period	$776,958,074	$686,015,023	$688,820,781	$504,922,027
Accumulated Net Investment Income (Loss)	$477,776	$3,651,860	$186,621	$52,237

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 130-132.

See accompanying Notes to Financial Statements.

124

Statements of Changes in Net Assets (Continued)

		Touchstone
Touchstone		Sands Capital		Touchstone
Premium Yield		Select Growth		Small Cap
Equity Fund		Fund		Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2017	2016	2017	2016	2017	2016

$3,684,198	$3,869,652	$(20,690,299)	$(26,846,894)	$1,214,590	$1,560,500
5,512,271	(1,237,607)	603,132,169	461,133,830	95,404,969	(60,975,970)

3,897,864	20,365,252	(168,487,741)	(201,305,875)	(58,514,550)	89,708,679
13,094,333	22,997,297	413,954,129	232,981,061	38,105,009	30,293,209

(642,807)	(732,361)	—	—	—	(459,982)
(462,088)	(504,463)	—	—	—	(26,741)
(2,593,310)	(2,622,164)	—	—	(856,969)	(3,110,979)
—	—	—	—	—	—
—	—	—	—	(996,101)	(2,961,769)
—	(2,086,246)	(15,772,640)	(19,790,200)	—	(6,403,253)
—	(2,029,563)	(13,604,302)	(15,311,943)	—	(2,276,849)
—	(6,140,759)	(243,534,116)	(278,000,457)	—	(33,435,598)
—	—	(93,415,838)	(112,244,362)	—	—
—	—	—	—	—	(29,370,263)
(3,698,205)	(14,115,556)	(366,326,896)	(425,346,962)	(1,853,070)	(78,045,434)

(41,225,090)	(24,439,466)	(789,883,325)	(1,455,227,653)	(410,214,463)	(68,552,191)

(31,828,962)	(15,557,725)	(742,256,092)	(1,647,593,554)	(373,962,524)	(116,304,416)

152,641,158	168,198,883	3,238,037,605	4,885,631,159	603,519,447	719,823,863
$120,812,196	$152,641,158	$2,495,781,513	$3,238,037,605	$229,556,923	$603,519,447
$282,429	$208,614	$(12,169,854)	$(17,640,732)	$929,602	$1,744,841

125

Statements of Changes in Net Assets (Continued)

	Touchstone Small Cap Value Fund		Touchstone Total Return Bond Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
From Operations
Net investment income	$118,428	$893,898	$5,372,324	$5,254,047
Net realized gains (losses) on investments	20,198,408	(6,960,047)	(148,821)	(45,495)
Net change in unrealized appreciation (depreciation) on investments	2,881,276	14,496,319	(4,095,482)	4,436,944
Change in Net Assets from Operations	23,198,112	8,430,170	1,128,021	9,645,496
Distributions to Shareholders from:
Net investment income, Class A	(125,781)	(438,953)	(181,518)	(155,483)
Net investment income, Class C	—	(8,814)	(40,739)	(47,330)
Net investment income, Class Y	(6,170)	(59,822)	(1,072,822)	(1,269,095)
Net investment income, Class Z	—	—	—	—
Net investment income, Institutional Class	(5,476)	(378,488)	(5,520,397)	(4,538,220)
Net realized gains, Class A	—	(865,953)	—	—
Net realized gains, Class C	—	(49,306)	—	—
Net realized gains, Class Y	—	(150,398)	—	—
Net realized gains, Institutional Class	—	(792,852)	—	—
Total Distributions	(137,427)	(2,744,586)	(6,815,476)	(6,010,128)

Net Increase (Decrease) from Share Transactions(A)	(112,703,097)	116,149,710	45,002,768	40,563,136

Total Increase (Decrease) in Net Assets	(89,642,412)	121,835,294	39,315,313	44,198,504

Net Assets
Beginning of period	178,277,139	56,441,845	226,943,873	182,745,369
End of period	$88,634,727	$178,277,139	$266,259,186	$226,943,873
Accumulated Net Investment Income	$18,138	$39,218	$74,296	$138,900

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on page 133-134.

See accompanying Notes to Financial Statements.

126

Statements of Changes in Net Assets (Continued)

Touchstone Ultra Short Duration Fixed Income Fund
For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$10,092,521	$7,108,909
(1,954,477)	10,953

1,285,240	1,127,268
9,423,284	8,247,130

(214,947)	(138,872)
(66,973)	(73,201)
(3,880,242)	(3,408,667)
(3,248,560)	(3,136,351)
(3,471,689)	(1,706,659)
—	—
—	—
—	—
—	—
(10,882,411)	(8,463,750)

132,263,146	46,236,958

130,804,019	46,020,338

619,384,652	573,364,314
$750,188,671	$619,384,652
$326,573	$314,261

127

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Active Bond Fund				Touchstone Arbitrage Fund
	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	114,125	$1,187,727	422,516	$4,377,566	422,923	$4,310,951	636,422	$6,496,133
Reinvestment of distributions	47,971	498,530	64,512	663,170	26,086	264,509	17,213	171,655
Cost of Shares redeemed	(439,482)	(4,579,262)	(952,555)	(9,803,201)	(619,127)	(6,319,297)	(1,765,938)	(17,730,722)
Change from Class A Share Transactions	(277,386)	(2,893,005)	(465,527)	(4,762,465)	(170,118)	(1,743,837)	(1,112,303)	(11,062,934)
Class C
Proceeds from Shares issued	9,487	91,456	52,531	498,074	334,745	3,344,957	227,699	2,258,773
Reinvestment of distributions	7,547	72,561	11,675	111,191	25,833	256,269	13,631	133,742
Cost of Shares redeemed	(200,983)	(1,934,055)	(133,602)	(1,280,684)	(264,616)	(2,633,313)	(344,365)	(3,436,570)
Change from Class C Share Transactions	(183,949)	(1,770,038)	(69,396)	(671,419)	95,962	967,913	(103,035)	(1,044,055)
Class Y
Proceeds from Shares issued	3,351,078	34,955,912	3,546,908	36,345,102	9,308,258	95,788,312	5,014,120	51,434,095
Reinvestment of distributions	107,675	1,119,483	116,399	1,198,270	367,566	3,760,202	155,458	1,559,811
Cost of Shares redeemed	(3,074,005)	(31,929,928)	(2,062,857)	(21,159,535)	(4,089,565)	(42,024,784)	(2,203,090)	(22,478,967)
Change from Class Y Share Transactions	384,748	4,145,467	1,600,450	16,383,837	5,586,259	57,523,730	2,966,488	30,514,939
Institutional Class
Proceeds from Shares issued	1,735,083	18,084,313	469,433	4,740,317	3,879,650	39,938,927	1,249,780	12,808,253
Reinvestment of distributions	5,878	61,316	1,481	15,119	35,266	361,834	16,462	165,641
Cost of Shares redeemed	(398,424)	(4,154,765)	(490,474)	(5,017,570)	(882,899)	(9,107,797)	(816,893)	(8,302,970)
Change from Institutional Class Share Transactions	1,342,537	13,990,864	(19,560)	(262,134)	3,032,017	31,192,964	449,349	4,670,924

Change from Share Transactions	1,265,950	$13,473,288	1,045,967	$10,687,819	8,544,120	$87,940,770	2,200,499	$23,078,874

See accompanying Notes to Financial Statements.

128

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Emerging Markets Small Cap Fund				Touchstone High Yield Fund
For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

215,767	$2,024,110	61,377	$526,287	1,151,664	$9,567,953	1,840,076	$14,313,901
—	—	21,437	180,076	85,856	710,212	126,429	995,257
(205,112)	(2,064,155)	(157,406)	(1,384,545)	(1,786,930)	(14,793,029)	(2,779,467)	(21,828,720)

10,655	(40,045)	(74,592)	(678,182)	(549,410)	(4,514,864)	(812,962)	(6,519,562)

12,887	124,473	11,480	105,215	145,109	1,182,888	276,329	2,167,022
—	—	9,925	82,074	55,043	454,327	86,491	677,823
(30,291)	(285,757)	(96,415)	(840,648)	(649,501)	(5,352,223)	(1,484,518)	(11,552,083)

(17,404)	(161,284)	(75,010)	(653,359)	(449,349)	(3,715,008)	(1,121,698)	(8,707,238)

512,686	4,967,925	642,770	5,876,947	3,105,249	26,380,378	3,605,884	29,012,898
—	—	73,578	618,052	293,819	2,502,707	296,981	2,401,348
(225,475)	(2,208,327)	(7,901,441)	(72,245,185)	(4,853,969)	(41,432,077)	(8,383,588)	(67,033,983)

287,211	2,759,598	(7,185,093)	(65,750,186)	(1,454,901)	(12,548,992)	(4,480,723)	(35,619,737)

6,693	64,871	453,173	3,882,643	6,630,700	55,508,953	5,429,812	44,956,988
—	—	197,701	1,644,874	628,998	5,351,427	437,280	3,530,745
(3,766)	(36,390)	(20,875,902)	(196,623,501)	(5,329,230)	(45,314,071)	(2,044,785)	(16,534,684)

2,927	28,481	(20,225,028)	(191,095,984)	1,930,468	15,546,309	3,822,307	31,953,049

283,389	$2,586,750	(27,559,723)	$(258,177,711)	(523,192)	$(5,232,555)	(2,593,076)	$(18,893,488)

129

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Merger Arbitrage Fund				Touchstone Mid Cap Fund
	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A
Proceeds from Shares issued	663,943	$7,189,677	395,192	$4,243,218	310,383	$8,581,092	690,963	$16,958,049
Reinvestment of distributions	35,099	378,369	—	—	5,217	141,962	—	—
Cost of Shares redeemed	(841,352)	(9,106,640)	(1,041,709)	(11,242,430)	(1,223,230)	(33,868,799)	(1,344,791)	(32,261,785)
Change from Class A Share Transactions	(142,310)	(1,538,594)	(646,517)	(6,999,212)	(907,630)	(25,145,745)	(653,828)	(15,303,736)
Class C
Proceeds from Shares issued	28,884	302,799	25,575	269,111	295,609	7,797,366	493,383	11,515,804
Reinvestment of distributions	40,213	416,206	—	—	—	—	—	—
Cost of Shares redeemed	(364,713)	(3,810,386)	(521,358)	(5,450,169)	(724,111)	(19,243,359)	(813,813)	(18,986,298)
Change from Class C Share Transactions	(295,616)	(3,091,381)	(495,783)	(5,181,058)	(428,502)	(11,445,993)	(320,430)	(7,470,494)
Class Y
Proceeds from Shares issued	3,101,270	34,159,735	1,400,121	15,261,513	6,812,111	193,127,657	7,186,523	176,426,122
Reinvestment of distributions	216,908	2,364,301	—	—	75,256	2,062,953	9,378	226,837
Cost of Shares redeemed	(2,860,614)	(31,743,547)	(2,032,901)	(22,066,584)	(7,194,091)	(204,292,667)	(9,559,803)	(239,131,360)
Change from Class Y Share Transactions	457,564	4,780,489	(632,780)	(6,805,071)	(306,724)	(9,102,057)	(2,363,902)	(62,478,401)
Class Z
Proceeds from Shares issued	—	—	—	—	248,309	6,933,230	653,874	15,736,708
Reinvestment of distributions	—	—	—	—	1,828	49,486	57	1,361
Cost of Shares redeemed	—	—	—	—	(348,521)	(9,827,195)	(728,737)	(17,272,179)
Change from Class Z Share Transactions	—	—	—	—	(98,384)	(2,844,479)	(74,806)	(1,534,110)
Institutional Class
Proceeds from Shares issued	4,238,661	46,907,941	718,753	7,858,014	1,881,647	53,915,231	1,263,355	32,341,689
Reinvestment of distributions	164,732	1,803,811	—	—	11,814	324,185	1,800	43,567
Cost of Shares redeemed	(2,532,066)	(28,056,721)	(1,610,541)	(17,560,296)	(1,168,557)	(33,208,043)	(1,556,379)	(37,332,565)
Change from Institutional Class Share Transactions	1,871,327	20,655,031	(891,788)	(9,702,282)	724,904	21,031,373	(291,224)	(4,947,309)

Change from Share Transactions	1,890,965	$20,805,545	(2,666,868)	$(28,687,623)	(1,016,336)	$(27,506,901)	(3,704,190)	$(91,734,050)

See accompanying Notes to Financial Statements.

130

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Mid Cap Value Fund				Touchstone Premium Yield Equity Fund
For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

701,153	$12,828,822	895,554	$15,389,896	642,872	$5,805,412	893,980	$7,265,127
36,952	668,472	33,498	513,921	51,326	458,763	321,003	2,457,627
(903,403)	(16,632,912)	(167,163)	(2,768,421)	(1,346,365)	(12,078,014)	(2,501,557)	(20,481,758)

(165,298)	(3,135,618)	761,889	13,135,396	(652,167)	(5,813,839)	(1,286,574)	(10,759,004)

412,284	7,373,904	159,177	2,622,368	141,970	1,264,192	240,470	1,977,576
11,309	200,962	7,245	108,314	46,771	417,141	297,727	2,267,553
(92,951)	(1,692,148)	(42,291)	(668,664)	(755,879)	(6,756,321)	(1,395,315)	(11,204,814)

330,642	5,882,718	124,131	2,062,018	(567,138)	(5,074,988)	(857,118)	(6,959,685)

8,004,954	148,753,892	5,770,403	98,377,196	4,322,451	38,621,210	5,449,973	44,567,862
615,344	11,210,752	912,703	14,062,747	273,255	2,434,528	1,055,348	8,111,513
(8,685,917)	(161,204,179)	(3,240,894)	(52,471,504)	(7,945,883)	(71,392,001)	(7,288,142)	(59,400,152)

(65,619)	(1,239,535)	3,442,212	59,968,439	(3,350,177)	(30,336,263)	(782,821)	(6,720,777)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

10,402,481	194,155,853	6,959,601	115,342,356	—	—	—	—
322,849	5,927,128	300,454	4,672,213	—	—	—	—
(4,173,196)	(78,116,125)	(4,592,736)	(76,840,265)	—	—	—	—

6,552,134	121,966,856	2,667,319	43,174,304	—	—	—	—

6,651,859	$123,474,421	6,995,551	$118,340,157	(4,569,482)	$(41,225,090)	(2,926,513)	$(24,439,466)

131

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Sands Capital Select Growth Fund				Touchstone Small Cap Fund
	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,212,081	$17,814,655	1,781,144	$27,608,651	139,684	$2,397,730	403,980	$6,570,669
Reinvestment of distributions	917,286	12,007,271	1,013,500	16,469,382	—	—	407,403	6,419,574
Cost of Shares redeemed	(5,277,157)	(77,763,400)	(8,227,919)	(127,495,191)	(1,773,199)	(30,587,056)	(1,995,355)	(32,579,500)
Change from Class A Share Transactions	(3,147,790)	(47,941,474)	(5,433,275)	(83,417,158)	(1,633,515)	(28,189,326)	(1,183,972)	(19,589,257)
Class C
Proceeds from Shares issued	361,269	4,654,639	331,830	5,104,448	7,490	124,311	22,915	359,013
Reinvestment of distributions	848,904	10,466,987	719,512	11,188,418	—	—	137,154	2,078,131
Cost of Shares redeemed	(3,762,317)	(52,025,885)	(4,053,250)	(59,099,723)	(417,241)	(6,781,423)	(460,139)	(7,288,098)
Change from Class C Share Transactions	(2,552,144)	(36,904,259)	(3,001,908)	(42,806,857)	(409,751)	(6,657,112)	(300,070)	(4,850,954)
Class Y
Proceeds from Shares issued	26,578,930	413,169,218	27,425,606	434,736,619	1,799,187	30,786,320	6,097,043	95,431,681
Reinvestment of distributions	13,712,898	186,906,606	11,303,725	189,677,066	46,428	813,579	2,083,885	33,271,220
Cost of Shares redeemed	(69,920,725)	(1,075,067,986)	(94,962,088)	(1,498,045,256)	(15,062,183)	(258,695,632)	(8,854,273)	(145,834,007)
Change from Class Y Share Transactions	(29,628,897)	(474,992,162)	(56,232,757)	(873,631,571)	(13,216,568)	(227,095,733)	(673,345)	(17,131,106)
Class Z
Proceeds from Shares issued	2,878,806	42,519,038	5,906,679	92,270,499	—	—	—	—
Reinvestment of distributions	7,085,965	92,826,102	6,855,766	111,406,290	—	—	—	—
Cost of Shares redeemed	(24,567,869)	(365,390,570)	(43,009,825)	(659,048,856)	—	—	—	—
Change from Class Z Share Transactions	(14,603,098)	(230,045,430)	(30,247,380)	(455,372,067)	—	—	—	—
Institutional Class
Proceeds from Shares issued	—	—	—	—	2,359,283	40,385,355	6,414,250	104,506,111
Reinvestment of distributions	—	—	—	—	21,057	368,294	1,130,473	18,036,138
Cost of Shares redeemed	—	—	—	—	(11,069,857)	(189,025,941)	(8,849,233)	(149,523,123)
Change from Institutional Class Share Transactions	—	—	—	—	(8,689,517)	(148,272,292)	(1,304,510)	(26,980,874)

Change from Share Transactions	(49,931,929)	$(789,883,325)	(94,915,320)	$(1,455,227,653)	(23,949,351)	$(410,214,463)	(3,461,897)	$(68,552,191)

See accompanying Notes to Financial Statements.

132

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Small Cap Value Fund				Touchstone Total Return Bond Fund
For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

6,181,616	$151,720,611	5,882,525	$130,027,094	142,982	$1,446,473	404,980	$4,176,299
4,698	117,711	62,383	1,249,310	10,803	109,086	10,799	110,510
(9,997,487)	(247,642,110)	(405,894)	(8,670,985)	(479,501)	(4,837,636)	(147,362)	(1,505,459)

(3,811,173)	(95,803,788)	5,539,014	122,605,419	(325,716)	(3,282,077)	268,417	2,781,350

5,318	130,606	8,467	169,445	21,651	218,960	139,295	1,417,759
—	—	1,924	37,527	2,929	29,526	3,370	34,456
(20,255)	(492,379)	(17,559)	(366,361)	(110,674)	(1,113,559)	(103,849)	(1,057,076)

(14,937)	(361,773)	(7,168)	(159,389)	(86,094)	(865,073)	38,816	395,139

38,975	970,075	20,965	429,261	1,523,187	15,441,533	1,932,957	19,881,344
168	4,219	8,366	165,828	86,872	878,381	79,717	817,213
(69,439)	(1,736,564)	(109,569)	(2,278,011)	(2,703,076)	(27,107,007)	(1,145,680)	(11,760,046)

(30,296)	(762,270)	(80,238)	(1,682,922)	(1,093,017)	(10,787,093)	866,994	8,938,511

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

225,874	5,617,330	153,488	3,135,912	10,005,361	101,401,166	6,930,518	71,129,405
218	5,475	58,793	1,171,340	501,136	5,066,898	418,347	4,287,777
(999,989)	(21,398,071)	(429,978)	(8,920,650)	(4,601,840)	(46,531,053)	(4,589,373)	(46,969,046)

(773,897)	(15,775,266)	(217,697)	(4,613,398)	5,904,657	59,937,011	2,759,492	28,448,136

(4,630,303)	$(112,703,097)	5,233,911	$116,149,710	4,399,830	$45,002,768	3,933,719	$40,563,136

133

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Ultra Short Duration Fixed Income Fund
	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,661,765	$15,471,923	1,455,659	$13,554,444
Reinvestment of distributions	20,548	191,248	13,073	121,660
Cost of Shares redeemed	(1,986,378)	(18,488,192)	(795,071)	(7,399,901)
Change from Class A Share Transactions	(304,065)	(2,825,021)	673,661	6,276,203
Class C
Proceeds from Shares issued	218,081	2,030,199	445,090	4,142,012
Reinvestment of distributions	5,052	47,032	5,126	47,688
Cost of Shares redeemed	(463,934)	(4,319,053)	(484,982)	(4,514,193)
Change from Class C Share Transactions	(240,801)	(2,241,822)	(34,766)	(324,493)
Class Y
Proceeds from Shares issued	16,443,475	153,020,422	16,170,047	150,487,329
Reinvestment of distributions	239,815	2,231,627	238,789	2,222,199
Cost of Shares redeemed	(10,766,225)	(100,223,831)	(15,767,661)	(146,728,963)
Change from Class Y Share Transactions	5,917,065	55,028,218	641,175	5,980,565
Class Z
Proceeds from Shares issued	8,854,432	82,424,899	14,233,209	132,476,170
Reinvestment of distributions	340,928	3,172,968	333,217	3,101,505
Cost of Shares redeemed	(12,733,081)	(118,534,540)	(20,909,389)	(194,733,929)
Change from Class Z Share Transactions	(3,537,721)	(32,936,673)	(6,342,963)	(59,156,254)
Institutional Class
Proceeds from Shares issued	26,763,928	248,905,046	20,434,716	190,239,052
Reinvestment of distributions	311,948	2,900,582	159,277	1,481,955
Cost of Shares redeemed	(14,682,093)	(136,567,184)	(10,553,125)	(98,260,070)
Change from Institutional Class Share Transactions	12,393,783	115,238,444	10,040,868	93,460,937

Change from Share Transactions	14,228,261	$132,263,146	4,977,975	$46,236,958

See accompanying Notes to Financial Statements.

134

Financial Highlights

Touchstone Active Bond Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.59	$10.20	$10.45	$10.33	$10.89
Income (loss) from investment operations:
Net investment income	0.24	0.26	0.26	0.32	0.30
Net realized and unrealized gains (losses) on investments	(0.11)	0.43	(0.23)	0.13	(0.38)
Total from investment operations	0.13	0.69	0.03	0.45	(0.08)
Distributions from:
Net investment income	(0.25)	(0.30)	(0.28)	(0.33)	(0.36)
Realized capital gains	—	—	—	—	(0.12)
Total distributions	(0.25)	(0.30)	(0.28)	(0.33)	(0.48)
Net asset value at end of period	$10.47	$10.59	$10.20	$10.45	$10.33
Total return(A)	1.26%	6.90%	0.24%	4.41%	(0.85)%
Ratios and supplemental data:
Net assets at end of period (000's)	$22,117	$25,324	$29,135	$28,920	$34,635
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.86%	0.83%
Gross expenses	1.18%	1.19%	1.19%	1.28%	1.18%
Net investment income	2.33%	2.52%	2.50%	2.99%	2.94%
Portfolio turnover rate	496%	590%	349%	281%	353%

Touchstone Active Bond Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.82	$9.48	$9.73	$9.64	$10.20
Income (loss) from investment operations:
Net investment income	0.14	0.16	0.17	0.21	0.20
Net realized and unrealized gains (losses) on investments	(0.10)	0.41	(0.21)	0.14	(0.35)
Total from investment operations	0.04	0.57	(0.04)	0.35	(0.15)
Distributions from:
Net investment income	(0.18)	(0.23)	(0.21)	(0.26)	(0.29)
Realized capital gains	—	—	—	—	(0.12)
Total distributions	(0.18)	(0.23)	(0.21)	(0.26)	(0.41)
Net asset value at end of period	$9.68	$9.82	$9.48	$9.73	$9.64
Total return(A)	0.52%	6.03%	(0.47)%	3.65%	(1.55)%
Ratios and supplemental data:
Net assets at end of period (000's)	$4,642	$6,513	$6,946	$8,725	$11,337
Ratio to average net assets:
Net expenses	1.65%	1.65%	1.65%	1.61%	1.58%
Gross expenses	2.18%	2.09%	2.06%	2.15%	1.98%
Net investment income	1.58%	1.77%	1.75%	2.24%	2.19%
Portfolio turnover rate	496%	590%	349%	281%	353%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

135

Financial Highlights (Continued)

Touchstone Active Bond Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.59	$10.20	$10.45	$10.32	$10.89
Income (loss) from investment operations:
Net investment income	0.27	0.29	0.29	0.34	0.33
Net realized and unrealized gains (losses) on investments	(0.12)	0.43	(0.24)	0.15	(0.39)
Total from investment operations	0.15	0.72	0.05	0.49	(0.06)
Distributions from:
Net investment income	(0.28)	(0.33)	(0.30)	(0.36)	(0.39)
Realized capital gains	—	—	—	—	(0.12)
Total distributions	(0.28)	(0.33)	(0.30)	(0.36)	(0.51)
Net asset value at end of period	$10.46	$10.59	$10.20	$10.45	$10.32
Total return	1.43%	7.18%	0.49%	4.78%	(0.60)%
Ratios and supplemental data:
Net assets at end of period (000's)	$79,648	$76,544	$57,394	$59,764	$58,944
Ratio to average net assets:
Net expenses	0.65%	0.65%	0.65%	0.61%	0.58%
Gross expenses	0.86%	0.90%	0.91%	0.95%	0.88%
Net investment income	2.58%	2.77%	2.75%	3.24%	3.19%
Portfolio turnover rate	496%	590%	349%	281%	353%

Touchstone Active Bond Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.58	$10.19	$10.44	$10.32	$10.89
Income (loss) from investment operations:
Net investment income	0.25	0.33	0.30	0.35	0.34
Net realized and unrealized gains (losses) on investments	(0.09)	0.40	(0.24)	0.14	(0.39)
Total from investment operations	0.16	0.73	0.06	0.49	(0.05)
Distributions from:
Net investment income	(0.28)	(0.34)	(0.31)	(0.37)	(0.40)
Realized capital gains	—	—	—	—	(0.12)
Total distributions	(0.28)	(0.34)	(0.31)	(0.37)	(0.52)
Net asset value at end of period	$10.46	$10.58	$10.19	$10.44	$10.32
Total return	1.61%	7.27%	0.57%	4.76%	(0.52)%
Ratios and supplemental data:
Net assets at end of period (000's)	$20,800	$6,841	$6,788	$7,393	$7,606
Ratio to average net assets:
Net expenses	0.57%	0.57%	0.57%	0.53%	0.50%
Gross expenses	0.87%	1.00%	0.95%	1.09%	0.95%
Net investment income	2.66%	2.85%	2.83%	3.32%	3.27%
Portfolio turnover rate	496%	590%	349%	281%	353%

See accompanying Notes to Financial Statements.

136

Financial Highlights (Continued)

Touchstone Arbitrage Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014(A)
Net asset value at beginning of period	$10.31	$9.93	$9.87	$10.00
Income (loss) from investment operations:
Net investment loss(B)	(0.12)	(0.11)	(0.08)	(0.10)
Net realized and unrealized gains (losses) on investments	0.34	0.66	0.16	(0.03)
Total from investment operations	0.22	0.55	0.08	(0.13)
Distributions from:
Net investment income	—	(0.02)	—	—
Realized capital gains	(0.29)	(0.15)	(0.02)	—
Total distributions	(0.29)	(0.17)	(0.02)	—
Net asset value at end of period	$10.24	$10.31	$9.93	$9.87
Total return(C)	2.20%	5.61%	0.77%	(1.30)%
Ratios and supplemental data:
Net assets at end of period (000's)	$8,186	$10,003	$20,672	$22,725
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	2.70%	2.80%	2.42%	2.51%
Gross expenses (including dividend and interest expense on securities sold short)(E)	2.91%	3.03%	2.44%	2.51%
Net investment loss	(1.20)%	(1.06)%	(0.83)%	(1.01)%
Portfolio turnover rate	358%	451%	276%	293%

Touchstone Arbitrage Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014(A)
Net asset value at beginning of period	$10.11	$9.80	$9.82	$10.00
Income (loss) from investment operations:
Net investments loss(B)	(0.19)	(0.18)	(0.15)	(0.17)
Net realized and unrealized gains (losses) on investments	0.32	0.65	0.15	(0.01)
Total from investment operations	0.13	0.47	—	(0.18)
Distributions from:
Net investment income	—	(0.01)	—	—
Realized capital gains	(0.29)	(0.15)	(0.02)	—
Total distributions	(0.29)	(0.16)	(0.02)	—
Net asset value at end of period	$9.95	$10.11	$9.80	$9.82
Total return(C)	1.33%	4.81%	(0.05)%	(1.80)%
Ratios and supplemental data:
Net assets at end of period (000's)	$8,762	$7,930	$8,694	$11,113
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	3.45%	3.55%	3.14%	3.27%
Gross expenses (including dividend and interest expense on securities sold short)(E)	3.60%	3.62%	3.14%	3.29%
Net investment loss	(1.95)%	(1.81)%	(1.55)%	(1.77)%
Portfolio turnover rate	358%	451%	276%	293%

(A)	Represents the period from commencement of operations (October 1, 2013) through September 30, 2014.
(B)	The net investment loss per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A is 1.68%, 1.68%, 1.68% and 1.67% and for Class C is 2.43%, 2.43%, 2.40% and 2.43% for the years ended September 30, 2017, 2016, 2015 and 2014, respectively.

(E)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A is 1.89%, 1.91%, 1.70% and 1.67% and for Class C is 2.58%, 2.50%, 2.40% and 2.45% for the years ended September 30, 2017, 2016, 2015 and 2014, respectively.

See accompanying Notes to Financial Statements.

137

Financial Highlights (Continued)

Touchstone Arbitrage Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014(A)
Net asset value at beginning of period	$10.40	$9.99	$9.91	$10.00
Income (loss) from investment operations:
Net investment loss(B)	(0.09)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gains (losses) on investments	0.33	0.67	0.15	(0.02)
Total from investment operations	0.24	0.59	0.10	(0.09)
Distributions from:
Net investment income	—	(0.03)	—	—
Realized capital gains	(0.29)	(0.15)	(0.02)	—
Total distributions	(0.29)	(0.18)	(0.02)	—
Net asset value at end of period	$10.35	$10.40	$9.99	$9.91
Total return	2.38%	6.00%	0.97%	(0.90)%
Ratios and supplemental data:
Net assets at end of period (000's)	$179,124	$121,794	$87,427	$117,589
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(C)	2.39%	2.51%	2.10%	2.19%
Gross expenses (including dividend and interest expense on securities sold short)(D)	2.39%	2.51%	2.10%	2.19%
Net investment loss	(0.89)%	(0.77)%	(0.51)%	(0.69)%
Portfolio turnover rate	358%	451%	276%	293%

Touchstone Arbitrage Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014(A)
Net asset value at beginning of period	$10.43	$10.01	$9.92	$10.00
Income (loss) from investment operations:
Net investments loss(B)	(0.08)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gains (losses) on investments	0.34	0.68	0.15	(0.02)
Total from investment operations	0.26	0.61	0.11	(0.08)
Distributions from:
Net investment income	—	(0.04)	—	—
Realized capital gains	(0.29)	(0.15)	(0.02)	—
Total distributions	(0.29)	(0.19)	(0.02)	—
Net asset value at end of period	$10.40	$10.43	$10.01	$9.92
Total return	2.57%	6.12%	1.06%	(0.80)%
Ratios and supplemental data:
Net assets at end of period (000's)	$45,259	$13,782	$8,735	$47,763
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(C)	2.30%	2.40%	2.02%	2.12%
Gross expenses (including dividend and interest expense on securities sold short)(D)	2.35%	2.48%	2.03%	2.12%
Net investment loss	(0.80)%	(0.66)%	(0.43)%	(0.62)%
Portfolio turnover rate	358%	451%	276%	293%

(A)	Represents the period from commencement of operations (October 1, 2013) through September 30, 2014.
(B)	The net investment loss per share is based on average shares outstanding for the period.
(C)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y is 1.37%, 1.39%, 1.36% and 1.35% and for Institutional Class is 1.28%, 1.28%, 1.28% and 1.28% for the years ended September 30, 2017, 2016, 2015 and 2014, respectively.
(D)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y is 1.37%, 1.39%, 1.36% and 1.35% and for Institutional Class is 1.33%, 1.36%, 1.29% and 1.28% for the years ended September 30, 2017, 2016, 2015 and 2014, respectively.

See accompanying Notes to Financial Statements.

138

Financial Highlights (Continued)

Touchstone Emerging Markets Small Cap Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.29	$9.15	$11.67	$11.52	$12.24
Income (loss) from investment operations:
Net investment income (loss)(A)	0.14	(0.03)	0.07	0.09	0.09
Net realized and unrealized gains (losses) on investments	1.65	0.87	(2.53)	0.09	(0.80)
Total from investment operations	1.79	0.84	(2.46)	0.18	(0.71)
Distributions from:
Net investment income	—	(0.70)	(0.06)	(0.03)	(0.01)
Net asset value at end of period	$11.08	$9.29	$9.15	$11.67	$11.52
Total return(B)	19.27%	10.01%	(21.18)%	1.61%	(5.69)%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,950	$2,376	$3,022	$5,307	$9,843
Ratio to average net assets:
Net expenses	1.69%	1.69%	1.69%	1.69%	1.69%
Gross expenses	4.42%	3.51%	2.41%	2.20%	1.93%
Net investment income (loss)	1.39%	(0.40)%	0.66%	0.75%	0.71%
Portfolio turnover rate	115%	68%	28%	38%	25%

Touchstone Emerging Markets Small Cap Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.10	$8.94	$11.43	$11.33	$12.13
Income (loss) from investment operations:
Net investment income (loss)(A)	0.06	(0.10)	(0.01)	(—)	(C)	(—)	(C)
Net realized and unrealized gains (losses) on investments	1.61	0.86	(2.48)	0.10	(0.80)
Total from investment operations	1.67	0.76	(2.49)	0.10	(0.80)
Distributions from:
Net investment income	—	(0.60)	—	—	—
Net asset value at end of period	$10.77	$9.10	$8.94	$11.43	$11.33
Total return(B)	18.46%	9.18%	(21.79)%	0.88%	(6.44)%
Ratios and supplemental data:
Net assets at end of period (000's)	$892	$912	$1,566	$2,874	$3,719
Ratio to average net assets:
Net expenses	2.44%	2.44%	2.44%	2.44%	2.44%
Gross expenses	6.25%	4.80%	3.19%	3.03%	2.84%
Net investment income (loss)	0.64%	(1.15)%	(0.09)%	(0.00	)%(C)	(0.04)%
Portfolio turnover rate	115%	68%	28%	38%	25%

(A) The net investment income (loss) per share is based on average shares outstanding for the period.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C) Less than $0.005 per share or 0.005%.

See accompanying Notes to Financial Statements.

139

Financial Highlights (Continued)

Touchstone Emerging Markets Small Cap Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.32	$9.10	$11.63	$11.54	$12.27
Income (loss) from investment operations:
Net investment income (loss)(A)	0.16	(0.01)	0.10	0.12	0.13
Net realized and unrealized gains (losses) on investments	1.66	0.88	(2.52)	0.10	(0.81)
Total from investment operations	1.82	0.87	(2.42)	0.22	(0.68)
Distributions from:
Net investment income	—	(0.65)	(0.11)	(0.13)	(0.05)
Net asset value at end of period	$11.14	$9.32	$9.10	$11.63	$11.54
Total return	19.53%	10.37%	(20.98)%	1.99%	(5.45)%
Ratios and supplemental data:
Net assets at end of period (000's)	$8,931	$4,796	$70,066	$105,641	$138,451
Ratio to average net assets:
Net expenses	1.44%	1.44%	1.40%	1.38%	1.37%
Gross expenses	3.56%	2.27%	1.40%	1.38%	1.35%
Net investment income (loss)	1.64%	(0.15)%	0.95%	1.06%	1.04%
Portfolio turnover rate	115%	68%	28%	38%	25%

Touchstone Emerging Markets Small Cap Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.24	$9.11		$11.64	$11.55	$12.28
Income (loss) from investment operations:
Net investment income (loss)(A)	0.17	(—	)(B)	0.12	0.13	0.14
Net realized and unrealized gains (losses) on investments	1.65	0.88		(2.53)	0.11	(0.81)
Total from investment operations	1.82	0.88		(2.41)	0.24	(0.67)
Distributions from:
Net investment income	—	(0.75)		(0.12)	(0.15)	(0.06)
Net asset value at end of period	$11.06	$9.24		$9.11	$11.64	$11.55
Total return	19.70%	10.52%		(20.87)%	2.13%	(5.43)%
Ratios and supplemental data:
Net assets at end of period (000's)	$831	$667		$184,841	$234,019	$218,523
Ratio to average net assets:
Net expenses	1.29%	1.29%		1.29%	1.29%	1.29%
Gross expenses	5.62%	2.16%		1.33%	1.31%	1.29%
Net investment income (loss)	1.79%	(0.00	)%(B)	1.06%	1.15%	1.11%
Portfolio turnover rate	115%	68%		28%	38%	25%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	Less than $0.005 per share or 0.005%.

See accompanying Notes to Financial Statements.

140

Financial Highlights (Continued)

Touchstone High Yield Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$8.21	$7.95	$8.91	$8.80	$8.90
Income (loss) from investment operations:
Net investment income	0.39	0.41	0.43	0.45	0.51
Net realized and unrealized gains (losses) on investments	0.21	0.26	(0.81)	0.12	(0.10)
Total from investment operations	0.60	0.67	(0.38)	0.57	0.41
Distributions from:
Net investment income	(0.38)	(0.41)	(0.44)	(0.46)	(0.51)
Realized capital gains	—	—	(0.14)	—	—
Total distributions	(0.38)	(0.41)	(0.58)	(0.46)	(0.51)
Net asset value at end of period	$8.43	$8.21	$7.95	$8.91	$8.80
Total return(A)	7.45%	8.78%	(4.54)%	6.54%	4.68%
Ratios and supplemental data:
Net assets at end of period (000's)	$16,925	$20,995	$26,797	$39,671	$54,845
Ratio to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.03%	0.99%
Gross expenses	1.24%	1.23%	1.15%	1.14%	1.13%
Net investment income	4.63%	5.19%	4.92%	4.95%	5.60%
Portfolio turnover rate	69%	56%	35%	40%	47%

Touchstone High Yield Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$8.19	$7.93	$8.90	$8.79	$8.89
Income (loss) from investment operations:
Net investment income	0.33	0.35	0.36	0.38	0.44
Net realized and unrealized gains (losses) on investments	0.21	0.26	(0.82)	0.12	(0.09)
Total from investment operations	0.54	0.61	(0.46)	0.50	0.35
Distributions from:
Net investment income	(0.32)	(0.35)	(0.37)	(0.39)	(0.45)
Realized capital gains	—	—	(0.14)	—	—
Total distributions	(0.32)	(0.35)	(0.51)	(0.39)	(0.45)
Net asset value at end of period	$8.41	$8.19	$7.93	$8.90	$8.79
Total return(A)	6.68%	7.99%	(5.28)%	5.64%	3.92%
Ratios and supplemental data:
Net assets at end of period (000's)	$13,025	$16,372	$24,755	$32,163	$34,661
Ratio to average net assets:
Net expenses	1.80%	1.80%	1.80%	1.78%	1.74%
Gross expenses	1.97%	1.94%	1.87%	1.86%	1.87%
Net investment income	3.88%	4.44%	4.17%	4.21%	4.86%
Portfolio turnover rate	69%	56%	35%	40%	47%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

141

Financial Highlights (Continued)

Touchstone High Yield Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$8.44	$8.16	$9.14	$9.01	$9.10
Income (loss) from investment operations:
Net investment income	0.43	0.46	0.47	0.50	0.56
Net realized and unrealized gains (losses) on investments	0.21	0.25	(0.85)	0.12	(0.11)
Total from investment operations	0.64	0.71	(0.38)	0.62	0.45
Distributions from:
Net investment income	(0.41)	(0.43)	(0.46)	(0.49)	(0.54)
Realized capital gains	—	—	(0.14)	—	—
Total distributions	(0.41)	(0.43)	(0.60)	(0.49)	(0.54)
Net asset value at end of period	$8.67	$8.44	$8.16	$9.14	$9.01
Total return	7.74%	9.11%	(4.42)%	6.91%	5.00%
Ratios and supplemental data:
Net assets at end of period (000's)	$75,435	$85,739	$119,505	$166,071	$187,463
Ratio to average net assets:
Net expenses	0.80%	0.80%	0.80%	0.74%	0.69%
Gross expenses	0.90%	0.91%	0.87%	0.78%	0.83%
Net investment income	4.88%	5.44%	5.17%	5.24%	5.90%
Portfolio turnover rate	69%	56%	35%	40%	47%

Touchstone High Yield Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$8.43	$8.16	$9.13	$9.00	$9.10
Income (loss) from investment operations:
Net Investment income	0.42	0.44	0.46	0.49	0.54
Net realized and unrealized gains (losses) on investments	0.22	0.27	(0.82)	0.13	(0.09)
Total from investment operations	0.64	0.71	(0.36)	0.62	0.45
Distributions from:
Net Investment income	(0.41)	(0.44)	(0.47)	(0.49)	(0.55)
Realized capital gains	—	—	(0.14)	—	—
Total distributions	(0.41)	(0.44)	(0.61)	(0.49)	(0.55)
Net asset value at end of period	$8.66	$8.43	$8.16	$9.13	$9.00
Total return	7.70%	9.19%	(4.23)%	6.99%	5.00%
Ratios and supplemental data:
Net assets at end of period (000's)	$112,503	$93,267	$59,037	$56,228	$53,844
Ratio to average net assets:
Net expenses	0.72%	0.72%	0.72%	0.68%	0.59%
Gross expenses	0.75%	0.77%	0.75%	0.75%	0.75%
Net investment income	4.96%	5.52%	5.25%	5.31%	6.00%
Portfolio turnover rate	69%	56%	35%	40%	47%

See accompanying Notes to Financial Statements.

142

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.00	$10.54	$10.49	$11.05	$10.65
Income (loss) from investment operations:
Net investment income (loss)(A)	(0.11)	(0.08)	(0.11)	(0.13)	0.07
Net realized and unrealized gains (losses) on investments	0.43	0.54	0.21	(0.05)	0.44
Total from investment operations	0.32	0.46	0.10	(0.18)	0.51
Distributions from:
Net investment income	—	—	—	(0.05)	—
Realized capital gains	(0.32)	—	(0.05)	(0.33)	(0.11)
Total distributions	(0.32)	—	(0.05)	(0.38)	(0.11)
Net asset value at end of period	$11.00	$11.00	$10.54	$10.49	$11.05
Total return(B)	3.01%	4.37%	0.92%	(1.75)%	4.84%
Ratios and supplemental data:
Net assets at end of period (000's)	$14,144	$15,711	$21,858	$96,916	$275,858
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(C)	2.56%	2.52%	2.47%	2.52%	2.27%
Gross expenses (including dividend and interest expense on securities sold short)(D)	2.64%	2.55%	2.47%	2.52%	2.27%
Net investment income (loss)	(1.05)%	(0.74)%	(0.99)%	(1.25)%	0.65%
Portfolio turnover rate	331%	400%	227%	271%	288%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 1.68%, 1.68%, 1.60%, 1.57% and 1.64% for the years ended September 30, 2017, 2016, 2015, 2014 and 2013, respectively.
(D)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 1.76%, 1.71%, 1.60%, 1.57% and 1.64% for the years ended September 30, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying Notes to Financial Statements.

143

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.60	$10.22	$10.26	$10.85	$10.54
Income (loss) from investment operations:
Net investment loss(A)	(0.19)	(0.16)	(0.18)	(0.22)	(0.01)
Net realized and unrealized gains (losses) on investments	0.41	0.54	0.19	(0.04)	0.43
Total from investment operations	0.22	0.38	0.01	(0.26)	0.42
Distributions from:
Net investment income	—	—	—	—	—
Realized capital gains	(0.32)	—	(0.05)	(0.33)	(0.11)
Total distributions	(0.32)	—	(0.05)	(0.33)	(0.11)
Net asset value at end of period	$10.50	$10.60	$10.22	$10.26	$10.85
Total return(B)	2.26%	3.62%	0.06%	(2.51)%	3.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$11,071	$14,300	$18,868	$35,737	$50,001
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(C)	3.31%	3.27%	3.26%	3.32%	3.05%
Gross expenses (including dividend and interest expense on securities sold short)(D)	3.40%	3.28%	3.26%	3.32%	3.05%
Net investment loss	(1.80)%	(1.49)%	(1.79)%	(2.05)%	(0.13)%
Portfolio turnover rate	331%	400%	227%	271%	288%

(A)	The net investment loss per share is based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 2.43%, 2.43%, 2.39%, 2.37% and 2.42% for the years ended September 30, 2017, 2016, 2015, 2014 and 2013, respectively.
(D)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 2.52%, 2.44%, 2.39%, 2.37% and 2.42% for the years ended September 30, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying Notes to Financial Statements.

144

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.13	$10.62	$10.55	$11.10	$10.68
Income (loss) from investment operations:
Net investment income (loss)(A)	(0.09)	(0.05)	(0.08)	(0.10)	0.10
Net realized and unrealized gains (losses) on investments	0.44	0.56	0.20	(0.05)	0.43
Total from investment operations	0.35	0.51	0.12	(0.15)	0.53
Distributions from:
Net investment income	—	—	—	(0.07)	—
Realized capital gains	(0.32)	—	(0.05)	(0.33)	(0.11)
Total distributions	(0.32)	—	(0.05)	(0.40)	(0.11)
Net asset value at end of period	$11.16	$11.13	$10.62	$10.55	$11.10
Total return	3.35%	4.71%	1.10%	(1.41)%	5.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$91,224	$85,841	$88,677	$178,305	$192,095
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(B)	2.28%	2.21%	2.20%	2.24%	2.02%
Gross expenses (including dividend and interest expense on securities sold short)(C)	2.28%	2.21%	2.20%	2.24%	2.01%
Net investment income (loss)	(0.77)%	(0.43)%	(0.73)%	(0.97)%	0.90%
Portfolio turnover rate	331%	400%	227%	271%	288%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 1.40%, 1.37%, 1.33%, 1.29% and 1.39% for the years ended September 30, 2017, 2016, 2015, 2014 and 2013, respectively.
(C)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 1.40%, 1.37%, 1.33%, 1.29%, and 1.38%, for the years ended September 30, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying Notes to Financial Statements.

145

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.16	$10.65	$10.57	$11.13	$10.69
Income (loss) from investment operations:
Net investment income (loss)(A)	(0.07)	(0.04)	(0.07)	(0.10)	0.11
Net realized and unrealized gains (losses) on investments	0.44	0.55	0.20	(0.05)	0.44
Total from investment operations	0.37	0.51	0.13	(0.15)	0.55
Distributions from:
Net investment income	—	—	—	(0.08)	—
Realized capital gains	(0.32)	—	(0.05)	(0.33)	(0.11)
Total distributions	(0.32)	—	(0.05)	(0.41)	(0.11)
Net asset value at end of period	$11.21	$11.16	$10.65	$10.57	$11.13
Total return	3.43%	4.79%	1.19%	(1.44)%	5.20%
Ratios and supplemental data:
Net assets at end of period (000's)	$98,240	$76,910	$82,858	$119,727	$170,930
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(B)	2.16%	2.12%	2.13%	2.21%	1.91%
Gross expenses (including dividend and interest expense on securities sold short)(C)	2.18%	2.12%	2.13%	2.20%	1.92%
Net investment income (loss)	(0.65)%	(0.34)%	(0.66)%	(0.94)%	1.01%
Portfolio turnover rate	331%	400%	227%	271%	288%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 1.28%, 1.28%, 1.26%, 1.26% and 1.28% for the years ended September 30, 2017, 2016, 2015, 2014 and 2013, respectively.
(C)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 1.30%, 1.28%, 1.26%, 1.25% and 1.29% for the years ended September 30, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying Notes to Financial Statements.

146

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$25.91	$23.22	$23.68	$20.87	$16.55
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(A)	0.12	(0.02	)(A)	—	(B)	0.12	(A)
Net realized and unrealized gains (losses) on investments	4.69	2.57	(0.44)	2.83	4.51
Total from investment operations	4.67	2.69	(0.46)	2.83	4.63
Distributions from:
Net investment income	(0.08)	—	—	(0.02)	(0.31)
Net asset value at end of period	$30.50	$25.91	$23.22	$23.68	$20.87
Total return(C)	18.08%	11.58%	(1.94)%	13.57%	28.43%
Ratios and supplemental data:
Net assets at end of period (000's)	$34,761	$53,044	$62,717	$35,513	$43,611
Ratio to average net assets:
Net expenses	1.24%	1.24%	1.24%	1.23%	1.21%
Gross expenses	1.36%	1.35%	1.35%	1.40%	1.50%
Net investment income (loss)	(0.09)%	0.43%	(0.07)%	0.01%	0.61%
Portfolio turnover rate	19%	19%	17%	26%	20%

Touchstone Mid Cap Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017		2016	2015		2014	2013
Net asset value at beginning of period	$24.76		$22.35	$22.97		$20.37	$16.21
Income (loss) from investment operations:
Net investment loss	(0.22	)(A)	(0.12)	(0.20	)(A)	(0.15)	(0.03	)(A)
Net realized and unrealized gains (losses) on investments	4.48		2.53	(0.42)		2.75	4.42
Total from investment operations	4.26		2.41	(0.62)		2.60	4.39
Distributions from:
Net investment income	—		—	—		—	(0.23)
Net asset value at end of period	$29.02		$24.76	$22.35		$22.97	$20.37
Total return(C)	17.21%		10.78%	(2.70)%		12.76%	27.43%
Ratios and supplemental data:
Net assets at end of period (000's)	$57,224		$59,431	$60,815		$41,433	$25,018
Ratio to average net assets:
Net expenses	1.99%		1.99%	1.99%		1.98%	1.96%
Gross expenses	2.11%		2.13%	2.12%		2.16%	2.37%
Net investment loss	(0.84)%		(0.32)%	(0.82)%		(0.75)%	(0.14)%
Portfolio turnover rate	19%		19%	17%		26%	20%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

147

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$26.14	$23.38	$23.83	$20.98	$16.60
Income (loss) from investment operations:
Net investment income	0.05	(A)	0.18	0.05	(A)	0.06	0.17	(A)
Net realized and unrealized gains (losses) on investments	4.74	2.59	(0.45)	2.84	4.53
Total from investment operations	4.79	2.77	(0.40)	2.90	4.70
Distributions from:
Net investment income	(0.16)	(0.01)	(0.05)	(0.05)	(0.32)
Net asset value at end of period	$30.77	$26.14	$23.38	$23.83	$20.98
Total return	18.40%	11.87%	(1.69)%	13.83%	28.78%
Ratios and supplemental data:
Net assets at end of period (000's)	$551,794	$476,831	$481,735	$266,446	$181,276
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99%	0.98%	0.95%
Gross expenses	1.08%	1.07%	1.11%	1.06%	1.09%
Net investment income	0.16%	0.68%	0.18%	0.26%	0.87%
Portfolio turnover rate	19%	19%	17%	26%	20%

Touchstone Mid Cap Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$25.75	$23.08	$23.54	$20.73	$16.45
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(A)	0.12	(0.02	)(A)	0.01	0.12	(A)
Net realized and unrealized gains (losses) on investments	4.67	2.55	(0.44)	2.81	4.48
Total from investment operations	4.65	2.67	(0.46)	2.82	4.60
Distributions from:
Net investment income	(0.08)	(—	)(B)	—	(0.01)	(0.32)
Net asset value at end of period	$30.32	$25.75	$23.08	$23.54	$20.73
Total return	18.08%	11.58%	(1.95)%	13.58%	28.45%
Ratios and supplemental data:
Net assets at end of period (000's)	$19,312	$18,934	$18,693	$11,593	$12,858
Ratio to average net assets:
Net expenses	1.24%	1.24%	1.24%	1.23%	1.21%
Gross expenses	1.44%	1.46%	1.44%	1.55%	1.55%
Net investment income (loss)	(0.09)%	0.43%	(0.07)%	0.01%	0.61%
Portfolio turnover rate	19%	19%	17%	26%	20%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

148

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$26.18	$23.40	$23.85	$20.99	$16.61
Income (loss) from investment operations:
Net investment income	0.07	(A)	0.19	0.06	(A)	0.08	0.19	(A)
Net realized and unrealized gains (losses) on investments	4.74	2.61	(0.44)	2.84	4.52
Total from investment operations	4.81	2.80	(0.38)	2.92	4.71
Distributions from:
Net investment income	(0.18)	(0.02)	(0.07)	(0.06)	(0.33)
Net asset value at end of period	$30.81	$26.18	$23.40	$23.85	$20.99
Total return	18.50%	11.92%	(1.62)%	13.91%	28.85%
Ratios and supplemental data:
Net assets at end of period (000's)	$113,867	$77,775	$76,324	$90,998	$74,170
Ratio to average net assets:
Net expenses	0.92%	0.92%	0.92%	0.91%	0.89%
Gross expenses	0.98%	0.99%	1.00%	1.01%	1.07%
Net investment income	0.23%	0.75%	0.25%	0.33%	0.93%
Portfolio turnover rate	19%	19%	17%	26%	20%

(A) The net investment income per share is based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

149

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.49	$15.70	$16.60	$16.09	$12.98
Income (loss) from investment operations:
Net investment income	0.04	0.09	(A)	0.12	0.05	0.10
Net realized and unrealized gains (losses) on investments	2.47	2.76	(0.28)	1.85	3.26
Total from investment operations	2.51	2.85	(0.16)	1.90	3.36
Distributions from:
Net investment income	(0.03)	(0.10)	(0.10)	(0.05)	(0.10)
Realized capital gains	(0.61)	(0.96)	(0.64)	(1.34)	(0.15)
Total distributions	(0.64)	(1.06)	(0.74)	(1.39)	(0.25)
Net asset value at end of period	$19.36	$17.49	$15.70	$16.60	$16.09
Total return(B)	14.62%	19.20%	(1.14)%	12.49%	26.26%
Ratios and supplemental data:
Net assets at end of period (000's)	$21,001	$21,867	$7,663	$14,029	$5,307
Ratio to average net assets:
Net expenses	1.27%	1.27%	1.29%	1.29%	1.29%
Gross expenses	1.47%	1.59%	1.66%	1.58%	1.75%
Net investment income	0.19%	0.56%	0.55%	0.41%	0.73%
Portfolio turnover rate	43%	45%	54%	85	%(C)	68%

Touchstone Mid Cap Value Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016		2015	2014		2013
Net asset value at beginning of period	$17.23	$15.49		$16.42	$16.00		$12.92
Income (loss) from investment operations:
Net investment loss	(0.06)	(0.03	)(A)	(0.04)	(0.04)		(—	)(D)
Net realized and unrealized gains (losses) on investments	2.38	2.73		(0.25)	1.80		3.24
Total from investment operations	2.32	2.70		(0.29)	1.76		3.24
Distributions from:
Net investment income	—	—		—	—		(0.01)
Realized capital gains	(0.61)	(0.96)		(0.64)	(1.34)		(0.15)
Total distributions	(0.61)	(0.96)		(0.64)	(1.34)		(0.16)
Net asset value at end of period	$18.94	$17.23		$15.49	$16.42		$16.00
Total return(B)	13.78%	18.32%		(1.91)%	11.62%		25.32%
Ratios and supplemental data:
Net assets at end of period (000's)	$10,758	$4,088		$1,752	$2,002		$719
Ratio to average net assets:
Net expenses	2.02%	2.02%		2.04%	2.04%		2.04%
Gross expenses	2.33%	2.75%		2.83%	3.05%		4.17%
Net investment loss	(0.56)%	(0.19)%		(0.20)%	(0.34)%		(0.02)%
Portfolio turnover rate	43%	45%		54%	85	%(C)	68%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes the purchases and sales of the Touchstone Mid Cap Value Opportunities Fund acquired on March 21, 2014. If these transactions were included, portfolio turnover would have been higher.
(D)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

150

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.57	$15.76	$16.67	$16.15	$13.03
Income (loss) from investment operations:
Net investment income	0.08	0.13	(A)	0.14	0.07	0.15
Net realized and unrealized gains (losses) on investments	2.49	2.78	(0.27)	1.88	3.26
Total from investment operations	2.57	2.91	(0.13)	1.95	3.41
Distributions from:
Net investment income	(0.08)	(0.14)	(0.14)	(0.09)	(0.14)
Realized capital gains	(0.61)	(0.96)	(0.64)	(1.34)	(0.15)
Total distributions	(0.69)	(1.10)	(0.78)	(1.43)	(0.29)
Net asset value at end of period	$19.45	$17.57	$15.76	$16.67	$16.15
Total return	14.91%	19.51%	(0.91%)	12.77%	26.53%
Ratios and supplemental data:
Net assets at end of period (000's)	$322,979	$292,978	$208,525	$213,404	$15,782
Ratio to average net assets:
Net expenses	1.02%	1.03%	1.04%	1.04%	1.04%
Gross expenses	1.10%	1.13%	1.13%	1.14%	1.37%
Net investment income	0.43%	0.81%	0.81%	0.66%	0.98%
Portfolio turnover rate	43%	45%	54%	85	%(B)	68%

Touchstone Mid Cap Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.64	$15.82	$16.73	$16.20	$13.07
Income (loss) from investment operations:
Net investment income	0.09	0.16	(A)	0.17	0.13	0.16
Net realized and unrealized gains (losses) on investments	2.52	2.78	(0.27)	1.85	3.28
Total from investment operations	2.61	2.94	(0.10)	1.98	3.44
Distributions from:
Net investment income	(0.10)	(0.16)	(0.17)	(0.11)	(0.16)
Realized capital gains	(0.61)	(0.96)	(0.64)	(1.34)	(0.15)
Total distributions	(0.71)	(1.12)	(0.81)	(1.45)	(0.31)
Net asset value at end of period	$19.54	$17.64	$15.82	$16.73	$16.20
Total return	15.04%	19.71%	(0.76%)	12.90%	26.71%
Ratios and supplemental data:
Net assets at end of period (000's)	$334,083	$185,989	$124,592	$134,259	$144,965
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89%	0.89%	0.89%
Gross expenses	1.01%	1.03%	1.03%	1.04%	1.09%
Net investment income	0.57%	0.94%	0.96%	0.81%	1.13%
Portfolio turnover rate	43%	45%	54%	85	%(B)	68%

(A)	The net investment income per share is based on average shares outstanding for the period.
(B)	Portfolio turnover excludes the purchases and sales of the Touchstone Mid Cap Value Opportunities Fund acquired on March 21, 2014. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

151

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014		2013
Net asset value at beginning of period	$8.77	$8.27	$9.98	$8.92		$8.11
Income (loss) from investment operations:
Net investment income	0.25	0.22	0.24	0.40	(A)	0.24
Net realized and unrealized gains (losses) on investments	0.62	1.04	(1.25)	1.07		0.80
Total from investment operations	0.87	1.26	(1.01)	1.47		1.04
Distributions from:
Net investment income	(0.24)	(0.21)	(0.25)	(0.41)		(0.23)
Realized capital gains	—	(0.55)	(0.45)	—		—
Total distributions	(0.24)	(0.76)	(0.70)	(0.41)		(0.23)
Net asset value at end of period	$9.40	$8.77	$8.27	$9.98		$8.92
Total return(B)	10.10%	16.80%	(10.79%)	16.79%		12.97%
Ratios and supplemental data:
Net assets at end of period (000's)	$22,725	$26,907	$36,023	$45,124		$86,171
Ratio to average net assets:
Net expenses	1.20%	1.20%	1.20%	1.20%		1.20%
Gross expenses	1.36%	1.34%	1.25%	1.29%		1.29%
Net investment income	2.69%	2.57%	2.57%	4.24	%(A)	2.74%
Portfolio turnover rate	39%	38%	31%	26%		56%

Touchstone Premium Yield Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014		2013
Net asset value at beginning of period	$8.75	$8.26	$9.97	$8.90		$8.10
Income (loss) from investment operations:
Net investment income	0.17	0.15	0.17	0.33	(A)	0.16
Net realized and unrealized gains (losses) on investments	0.64	1.04	(1.24)	1.07		0.80
Total from investment operations	0.81	1.19	(1.07)	1.40		0.96
Distributions from:
Net investment income	(0.17)	(0.15)	(0.19)	(0.33)		(0.16)
Realized capital gains	—	(0.55)	(0.45)	—		—
Total distributions	(0.17)	(0.70)	(0.64)	(0.33)		(0.16)
Net asset value at end of period	$9.39	$8.75	$8.26	$9.97		$8.90
Total return(B)	9.42%	15.81%	(11.45%)	15.99%		12.03%
Ratios and supplemental data:
Net assets at end of period (000's)	$22,324	$25,781	$31,405	$31,190		$24,009
Ratio to average net assets:
Net expenses	1.95%	1.95%	1.95%	1.95%		1.95%
Gross expenses	2.05%	2.05%	2.00%	2.02%		2.08%
Net investment income	1.94%	1.82%	1.82%	3.49	%(A)	1.99%
Portfolio turnover rate	39%	38%	31%	26%		56%

(A)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A and Class C net investment income per share and ratio of net investment income to average net assets would have been lower by $0.16 and 1.70%, respectively.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

152

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014		2013
Net asset value at beginning of period	$8.75	$8.25	$9.97	$8.90		$8.10
Income (loss) from investment operations:
Net investment income	0.26	0.23	0.26	0.43	(A)	0.25
Net realized and unrealized gains (losses) on investments	0.63	1.05	(1.25)	1.07		0.80
Total from investment operations	0.89	1.28	(0.99)	1.50		1.05
Distributions from:
Net investment income	(0.26)	(0.23)	(0.28)	(0.43)		(0.25)
Realized capital gains	—	(0.55)	(0.45)	—		—
Total distributions	(0.26)	(0.78)	(0.73)	(0.43)		(0.25)
Net asset value at end of period	$9.38	$8.75	$8.25	$9.97		$8.90
Total return	10.41%	17.13%	(10.58%)	17.13%		13.14%
Ratios and supplemental data:
Net assets at end of period (000's)	$75,763	$99,953	$100,772	$109,201		$66,644
Ratio to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.95%		0.95%
Gross expenses	1.00%	1.03%	0.97%	0.96%		1.04%
Net investment income	2.94%	2.82%	2.82%	4.49	%(A)	2.99%
Portfolio turnover rate	39%	38%	31%	26%		56%

(A)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class Y net investment income per share and ratio of net investment income to average net assets would have been lower by $0.16 and 1.70%, respectively.

See accompanying Notes to Financial Statements.

153

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$16.14	$16.48	$18.15	$16.08	$12.65
Income (loss) from investment operations:
Net investment loss	(0.34)	(0.28)	(0.15)	(0.29)	(0.05)
Net realized and unrealized gains (losses) on investments	2.94	1.47	(0.64)	2.49	3.48
Total from investment operations	2.60	1.19	(0.79)	2.20	3.43
Distributions from:
Realized capital gains	(2.16)	(1.53)	(0.88)	(0.13)	—
Net asset value at end of period	$16.58	$16.14	$16.48	$18.15	$16.08
Total return(A)	19.63%	7.17%	(4.70%)	13.73%	27.11%
Ratios and supplemental data:
Net assets at end of period (000's)	$89,860	$138,315	$230,783	$289,506	$416,396
Ratio to average net assets:
Net expenses	1.23%	1.07%	1.10%	1.31%	1.28%
Gross expenses	1.25%	1.09%	1.10%	1.33%	1.37%
Net investment loss	(0.95%)	(0.81%)	(0.65%)	(0.91%)	(0.62%)
Portfolio turnover rate	22%	46%	29%	30%	37%

Touchstone Sands Capital Select Growth Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$15.36	$15.86	$17.62	$15.74	$12.47
Income (loss) from investment operations:
Net investment loss	(0.79)	(0.52)	(0.30)	(0.32)	(0.13)
Net realized and unrealized gains (losses) on investments	3.10	1.55	(0.58)	2.33	3.40
Total from investment operations	2.31	1.03	(0.88)	2.01	3.27
Distributions from:
Realized capital gains	(2.16)	(1.53)	(0.88)	(0.13)	—
Net asset value at end of period	$15.51	$15.36	$15.86	$17.62	$15.74
Total return(A)	18.77%	6.32%	(5.38%)	12.89%	26.14%
Ratios and supplemental data:
Net assets at end of period (000's)	$73,516	$111,951	$163,237	$203,865	$198,584
Ratio to average net assets:
Net expenses	1.98%	1.82%	1.85%	2.06%	2.03%
Gross expenses	2.01%	1.84%	1.85%	2.09%	2.14%
Net investment loss	(1.70%)	(1.56%)	(1.40%)	(1.65%)	(1.37%)
Portfolio turnover rate	22%	46%	29%	30%	37%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

154

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$16.70	$16.96	$18.61	$16.44	$12.90
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.11)	(0.08)	(0.10)	(0.02)
Net realized and unrealized gains (losses) on investments	2.85	1.38	(0.69)	2.40	3.56
Total from investment operations	2.75	1.27	(0.77)	2.30	3.54
Distributions from:
Realized capital gains	(2.16)	(1.53)	(0.88)	(0.13)	—
Net asset value at end of period	$17.29	$16.70	$16.96	$18.61	$16.44
Total return	19.89%	7.46%	(4.46%)	14.04%	27.44%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,775,755	$2,209,841	$3,198,758	$3,473,661	$2,684,731
Ratio to average net assets:
Net expenses	0.98%	0.82%	0.83%	1.06%	1.03%
Gross expenses	0.99%	0.82%	0.83%	1.03%	1.06%
Net investment loss	(0.70%)	(0.56%)	(0.39%)	(0.66%)	(0.37%)
Portfolio turnover rate	22%	46%	29%	30%	37%

Touchstone Sands Capital Select Growth Fund—Class Z

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$16.15	$16.49	$18.15	$16.08	$12.65
Income (loss) from investment operations:
Net investment loss	(0.32)	(0.29)	(0.19)	(0.17)	(0.10)
Net realized and unrealized gains (losses) on investments	2.91	1.48	(0.59)	2.37	3.53
Total from investment operations	2.59	1.19	(0.78)	2.20	3.43
Distributions from:
Realized capital gains	(2.16)	(1.53)	(0.88)	(0.13)	—
Net asset value at end of period	$16.58	$16.15	$16.49	$18.15	$16.08
Total return	19.62%	7.24%	(4.70%)	13.73%	27.11%
Ratios and supplemental data:
Net assets at end of period (000's)	$556,651	$777,930	$1,292,853	$2,302,038	$2,140,884
Ratio to average net assets:
Net expenses	1.22%	1.04%	1.08%	1.31%	1.28%
Gross expenses	1.28%	1.11%	1.13%	1.35%	1.37%
Net investment loss	(0.94%)	(0.79%)	(0.64%)	(0.90%)	(0.62%)
Portfolio turnover rate	22%	46%	29%	30%	37%

See accompanying Notes to Financial Statements.

155

Financial Highlights (Continued)

Touchstone Small Cap Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017		2016		2015		2014		2013
Net asset value at beginning of period	$16.24		$17.73		$20.55		$19.44		$16.02
Income (loss) from investment operations:
Net investment income (loss)	0.02		—	(A)	0.15	(B)	(0.09	)(C)	0.44
Net realized and unrealized gains (losses) on investments	1.47		0.59		(1.38)		1.80		3.28
Total from investment operations	1.49		0.59		(1.23)		1.71		3.72
Distributions from:
Net investment income	—		(0.13)		(—	)(A)	(0.31)		(0.18)
Realized capital gains	—		(1.95)		(1.59)		(0.29)		(0.12)
Total distributions	—		(2.08)		(1.59)		(0.60)		(0.30)
Net asset value at end of period	$17.73		$16.24		$17.73		$20.55		$19.44
Total return(D)	9.17%		3.74%		(6.36%)		8.80%		23.60%
Ratios and supplemental data:
Net assets at end of period (000's)	$12,461		$37,942		$62,423		$60,246		$122,394
Ratio to average net assets:
Net expenses	1.38%		1.38%		1.38%		1.36%		1.34%
Gross expenses	1.52%		1.45%		1.42%		1.43%		1.53%
Net investment income (loss)	0.00	%(A)	0.00	%(A)	0.75	%(B)	(0.45%)		2.47%
Portfolio turnover rate	18%		17%		42%		17%		15%

Touchstone Small Cap Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015		2014		2013
Net asset value at beginning of period	$15.63	$17.16	$20.07		$19.01		$15.69
Income (loss) from investment operations:
Net investment income (loss)	(0.31)	(0.16)	—	(A)(B)	(0.24	)(C)	0.30
Net realized and unrealized gains (losses) on investments	1.62	0.60	(1.32)		1.75		3.22
Total from investment operations	1.31	0.44	(1.32)		1.51		3.52
Distributions from:
Net investment income	—	(0.02)	—		(0.16)		(0.08)
Realized capital gains	—	(1.95)	(1.59)		(0.29)		(0.12)
Total distributions	—	(1.97)	(1.59)		(0.45)		(0.20)
Net asset value at end of period	$16.94	$15.63	$17.16		$20.07		$19.01
Total return(D)	8.38%	2.92%	(7.01%)		7.96%		22.69%
Ratios and supplemental data:
Net assets at end of period (000's)	$9,266	$14,957	$21,562		$27,104		$28,685
Ratio to average net assets:
Net expenses	2.13%	2.13%	2.13%		2.12%		2.09%
Gross expenses	2.28%	2.23%	2.17%		2.17%		2.24%
Net investment income (loss)	(0.75%)	(0.75%)	0.00	%(A)(B)	(1.20%)		1.72%
Portfolio turnover rate	18%	17%	42%		17%		15%

(A)	Less than $0.005 per share or 0.005%.
(B)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A and Class C net investment income per share and ratio of net investment income to average net assets would have been lower by $0.13 and 0.65%, respectively.
(C)	The net investment loss per share is based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

156

Financial Highlights (Continued)

Touchstone Small Cap Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015		2014		2013
Net asset value at beginning of period	$16.44	$17.93	$20.72		$19.59		$16.13
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.05	0.18	(A)	(0.03	)(B)	0.46
Net realized and unrealized gains (losses) on investments	1.50	0.58	(1.37)		1.81		3.34
Total from investment operations	1.55	0.63	(1.19)		1.78		3.80
Distributions from:
Net investment income	(0.05)	(0.17)	(0.01)		(0.36)		(0.22)
Realized capital gains	—	(1.95)	(1.59)		(0.29)		(0.12)
Total distributions	(0.05)	(2.12)	(1.60)		(0.65)		(0.34)
Net asset value at end of period	$17.94	$16.44	$17.93		$20.72		$19.59
Total return	9.46%	3.97%	(6.11%)		9.12%		24.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$84,954	$295,198	$333,971		$309,367		$258,024
Ratio to average net assets:
Net expenses	1.13%	1.13%	1.11%		1.06%		1.03%
Gross expenses	1.15%	1.14%	1.11%		1.08%		1.14%
Net investment income (loss)	0.25%	0.25%	1.02	%(A)	(0.15%)		2.78%
Portfolio turnover rate	18%	17%	42%		17%		15%

Touchstone Small Cap Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015		2014		2013
Net asset value at beginning of period	$16.43	$17.92	$20.69		$19.57		$16.11
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.07	0.24	(A)	(0.02	)(B)	0.49
Net realized and unrealized gains (losses) on investments	1.41	0.57	(1.41)		1.81		3.32
Total from investment operations	1.57	0.64	(1.17)		1.79		3.81
Distributions from:
Net investment income	(0.07)	(0.18)	(0.01)		(0.38)		(0.23)
Realized capital gains	—	(1.95)	(1.59)		(0.29)		(0.12)
Total distributions	(0.07)	(2.13)	(1.60)		(0.67)		(0.35)
Net asset value at end of period	$17.93	$16.43	$17.92		$20.69		$19.57
Total return	9.57%	4.05%	(6.01%)		9.17%		24.13%
Ratios and supplemental data:
Net assets at end of period (000's)	$122,876	$255,422	$301,868		$393,287		$395,770
Ratio to average net assets:
Net expenses	1.05%	1.04%	1.04%		1.01%		0.94%
Gross expenses	1.05%	1.04%	1.04%		1.04%		1.07%
Net investment income (loss)	0.34%	0.34%	1.10	%(A)	(0.10%)		2.87%
Portfolio turnover rate	18%	17%	42%		17%		15%

(A)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class Y and Institutional Class net investment income per share and ratio of net investment income to average net assets would have been lower by $0.13 and 0.65%, respectively.
(B)	The net investment loss per share is based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

157

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017		2016	2015	2014		2013
Net asset value at beginning of period	$22.20		$20.17	$23.23	$22.79		$18.33
Income (loss) from investment operations:
Net investment income	0.03		0.23	0.36	0.36		0.41
Net realized and unrealized gains (losses) on investments	3.85		2.80	(2.15)	0.39		4.45
Total from investment operations	3.88		3.03	(1.79)	0.75		4.86
Distributions from:
Net investment income	(0.02)		(0.27)	(0.35)	(0.31)		(0.40)
Realized capital gains	—		(0.73)	(0.92)	—		—
Total distributions	(0.02)		(1.00)	(1.27)	(0.31)		(0.40)
Net asset value at end of period	$26.06		$22.20	$20.17	$23.23		$22.79
Total return(A)	17.46%		15.63%	(8.32%)	3.19%		26.82%
Ratios and supplemental data:
Net assets at end of period (000's)	$76,884		$150,081	$24,659	$31,773		$34,826
Ratio to average net assets:
Net expenses	1.38%		1.38%	1.38%	1.43%		1.43%
Gross expenses	1.83%		1.67%	1.60%	1.67%		1.78%
Net investment income	0.07%		1.05%	1.51%	1.44%		1.98%
Portfolio turnover rate	63	%(B)	155%	112%	100	%(C)(D)	98%

Touchstone Small Cap Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017		2016	2015	2014		2013
Net asset value at beginning of period	$21.95		$19.98	$23.00	$22.61		$18.23
Income (loss) from investment operations:
Net investment income	(0.22)		0.06	0.17	0.16		0.29
Net realized and unrealized gains (losses) on investments	3.87		2.77	(2.10)	0.40		4.39
Total from investment operations	3.65		2.83	(1.93)	0.56		4.68
Distributions from:
Net investment income	—		(0.13)	(0.17)	(0.17)		(0.30)
Realized capital gains	—		(0.73)	(0.92)	—		—
Total distributions	—		(0.86)	(1.09)	(0.17)		(0.30)
Net asset value at end of period	$25.60		$21.95	$19.98	$23.00		$22.61
Total return(A)	16.63%		14.72%	(9.01%)	2.46%		25.90%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,223		$1,376	$1,396	$2,169		$841
Ratio to average net assets:
Net expenses	2.13%		2.13%	2.13%	2.18%		2.18%
Gross expenses	3.69%		3.39%	3.13%	3.25%		5.19%
Net investment income	(0.68%)		0.30%	0.76%	0.69%		1.23%
Portfolio turnover rate	63	%(B)	155%	112%	100	%(C)(D)	98%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(C)	Portfolio turnover rate excludes securities received from a subscription-in-kind.
(D)	Portfolio turnover excludes the purchases and sales of the Touchstone Small Company Value Fund acquired on March 21, 2014. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

158

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017		2016	2015	2014		2013
Net asset value at beginning of period	$22.24		$20.20	$23.25	$22.82		$18.36
Income (loss) from investment operations:
Net investment income	0.06		0.24	0.42	0.35		0.48
Net realized and unrealized gains (losses) on investments	3.88		2.84	(2.14)	0.46		4.44
Total from investment operations	3.94		3.08	(1.72)	0.81		4.92
Distributions from:
Net investment income	(0.04)		(0.31)	(0.41)	(0.38)		(0.46)
Realized capital gains	—		(0.73)	(0.92)	—		—
Total distributions	(0.04)		(1.04)	(1.33)	(0.38)		(0.46)
Net asset value at end of period	$26.14		$22.24	$20.20	$23.25		$22.82
Total return	17.80%		15.86%	(8.08%)	3.47%		27.11%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,829		$3,080	$4,419	$9,097		$769
Ratio to average net assets:
Net expenses	1.13%		1.13%	1.13%	1.18%		1.18%
Gross expenses	1.95%		1.70%	1.44%	1.65%		3.45%
Net investment income	0.32%		1.30%	1.76%	1.70%		2.23%
Portfolio turnover rate	63	%(A)	155%	112%	100	%(B)(C)	98%

Touchstone Small Cap Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017		2016	2015	2014		2013
Net asset value at beginning of period	$22.22		$20.19	$23.24	$22.81		$18.35
Income (loss) from investment operations:
Net investment income	(0.06)		0.30	0.45	0.40		0.48
Net realized and unrealized gains (losses) on investments	4.04		2.80	(2.13)	0.44		4.47
Total from investment operations	3.98		3.10	(1.68)	0.84		4.95
Distributions from:
Net investment income	(0.06)		(0.34)	(0.45)	(0.41)		(0.49)
Realized capital gains	—		(0.73)	(0.92)	—		—
Total distributions	(0.06)		(1.07)	(1.37)	(0.41)		(0.49)
Net asset value at end of period	$26.14		$22.22	$20.19	$23.24		$22.81
Total return	17.93%		16.05%	(7.93%)	3.59%		27.30%
Ratios and supplemental data:
Net assets at end of period (000's)	$7,699		$23,740	$25,968	$29,831		$2,665
Ratio to average net assets:
Net expenses	0.98%		0.98%	0.98%	1.03%		1.03%
Gross expenses	1.52%		1.22%	1.19%	1.30%		1.83%
Net investment income	0.47%		1.45%	1.91%	1.84%		2.38%
Portfolio turnover rate	63	%(A)	155%	112%	100	%(B)(C)	98%

(A)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(B)	Portfolio turnover rate excludes securities received from a subscription-in-kind.
(C)	Portfolio turnover excludes the purchases and sales of the Touchstone Small Company Value Fund acquired on March 21, 2014. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

159

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.38	$10.19	$10.23	$10.07	$10.50
Income (loss) from investment operations:
Net investment income	0.18	0.24	0.22	0.23	0.21
Net realized and unrealized gains (losses) on investments	(0.17)	0.22	0.01	0.22	(0.36)
Total from investment operations	0.01	0.46	0.23	0.45	(0.15)
Distributions from:
Net investment income	(0.26)	(0.27)	(0.27)	(0.29)	(0.27)
Realized capital gains	—	—	—	—	(0.01)
Total distributions	(0.26)	(0.27)	(0.27)	(0.29)	(0.28)
Net asset value at end of period	$10.13	$10.38	$10.19	$10.23	$10.07
Total return(A)	0.15%	4.57%	2.24%	4.53%	(1.48%)
Ratios and supplemental data:
Net assets at end of period (000's)	$5,137	$8,639	$5,749	$5,144	$12,167
Ratio to average net assets:
Net expenses	0.85%	0.87%	0.90%	0.90%	0.90%
Gross expenses	1.22%	1.25%	1.26%	1.25%	1.10%
Net investment income	1.98%	2.26%	2.10%	2.32%	2.07%
Portfolio turnover rate	18%	12%	19%	5%	35%

Touchstone Total Return Bond Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.36	$10.18	$10.21	$10.05	$10.49
Income (loss) from investment operations:
Net investment income	0.11	0.15	0.14	0.15	0.11
Net realized and unrealized gains (losses) on investments	(0.17)	0.22	0.02	0.22	(0.35)
Total from investment operations	(0.06)	0.37	0.16	0.37	(0.24)
Distributions from:
Net investment income	(0.18)	(0.19)	(0.19)	(0.21)	(0.19)
Realized capital gains	—	—	—	—	(0.01)
Total distributions	(0.18)	(0.19)	(0.19)	(0.21)	(0.20)
Net asset value at end of period	$10.12	$10.36	$10.18	$10.21	$10.05
Total return(A)	(0.51%)	3.70%	1.60%	3.75%	(2.33%)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,876	$2,813	$2,368	$1,634	$2,455
Ratio to average net assets:
Net expenses	1.60%	1.62%	1.65%	1.65%	1.65%
Gross expenses	2.30%	2.19%	2.27%	2.47%	2.10%
Net investment income	1.23%	1.51%	1.35%	1.57%	1.32%
Portfolio turnover rate	18%	12%	19%	5%	35%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

160

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.39	$10.20	$10.24	$10.08	$10.52
Income (loss) from investment operations:
Net investment income	0.24	0.26	0.25	0.26	0.23
Net realized and unrealized gains (losses) on investments	(0.19)	0.23	0.01	0.22	(0.36)
Total from investment operations	0.05	0.49	0.26	0.48	(0.13)
Distributions from:
Net investment income	(0.29)	(0.30)	(0.30)	(0.32)	(0.30)
Realized capital gains	—	—	—	—	(0.01)
Total distributions	(0.29)	(0.30)	(0.30)	(0.32)	(0.31)
Net asset value at end of period	$10.15	$10.39	$10.20	$10.24	$10.08
Total return	0.50%	4.82%	2.51%	4.84%	(1.32%)
Ratios and supplemental data:
Net assets at end of period (000's)	$37,233	$49,484	$39,751	$19,397	$19,635
Ratio to average net assets:
Net expenses	0.60%	0.62%	0.65%	0.61%	0.62%
Gross expenses	0.73%	0.71%	0.70%	0.68%	0.71%
Net investment income	2.23%	2.51%	2.35%	2.61%	2.34%
Portfolio turnover rate	18%	12%	19%	5%	35%

Touchstone Total Return Bond Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.39	$10.20	$10.24	$10.08	$10.51
Income (loss) from investment operations:
Net investment income	0.25	0.28	0.26	0.27	0.25
Net realized and unrealized gains (losses) on investments	(0.20)	0.22	0.01	0.22	(0.36)
Total from investment operations	0.05	0.50	0.27	0.49	(0.11)
Distributions from:
Net investment income	(0.30)	(0.31)	(0.31)	(0.33)	(0.31)
Realized capital gains	—	—	—	—	(0.01)
Total distributions	(0.30)	(0.31)	(0.31)	(0.33)	(0.32)
Net asset value at end of period	$10.14	$10.39	$10.20	$10.24	$10.08
Total return	0.51%	4.94%	2.65%	4.96%	(1.09%)
Ratios and supplemental data:
Net assets at end of period (000's)	$222,013	$166,008	$134,877	$116,404	$133,051
Ratio to average net assets:
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Gross expenses	0.60%	0.60%	0.61%	0.60%	0.60%
Net investment income	2.33%	2.63%	2.50%	2.72%	2.47%
Portfolio turnover rate	18%	12%	19%	5%	35%

See accompanying Notes to Financial Statements.

161

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.32	$9.32	$9.41	$9.45	$9.56
Income (loss) from investment operations:
Net investment income	0.13	0.10	0.06	0.06	0.09
Net realized and unrealized gains (losses) on investments	(0.02)	0.02	(0.03)	0.03	(0.04)
Total from investment operations	0.11	0.12	0.03	0.09	0.05
Distributions from:
Net investment income	(0.14)	(0.12)	(0.12)	(0.13)	(0.16)
Net asset value at end of period	$9.29	$9.32	$9.32	$9.41	$9.45
Total return(A)	1.29%	1.35%	0.31%	0.92%	0.48%
Ratios and supplemental data:
Net assets at end of period (000's)	$14,080	$16,946	$10,675	$10,596	$32,088
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Gross expenses	0.90%	0.97%	0.99%	0.93%	0.83%
Net investment income	1.40%	1.09%	0.54%	0.79%	0.85%
Portfolio turnover rate	136%	169%	132%	142%	107	%(B)

Touchstone Ultra Short Duration Fixed Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.32	$9.32	$9.41	$9.45	$9.56
Income (loss) from investment operations:
Net investment income	0.08	0.06	—	(C)	0.02	0.04
Net realized and unrealized gains (losses) on investments	(0.02)	0.02	(0.02)	0.02	(0.04)
Total from investment operations	0.06	0.08	(0.02)	0.04	—
Distributions from:
Net investment income	(0.09)	(0.08)	(0.07)	(0.08)	(0.11)
Net asset value at end of period	$9.29	$9.32	$9.32	$9.41	$9.45
Total return(A)	0.77%	0.84%	(0.19%)	0.42%	(0.02%)
Ratios and supplemental data:
Net assets at end of period (000's)	$5,704	$7,961	$8,291	$11,272	$13,568
Ratio to average net assets:
Net expenses	1.19%	1.19%	1.19%	1.19%	1.19%
Gross expenses	1.56%	1.54%	1.48%	1.44%	1.39%
Net investment income	0.90%	0.59%	0.04%	0.29%	0.35%
Portfolio turnover rate	136%	169%	132%	142%	107	%(B)

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of the Touchstone Short Duration Fixed Income Fund acquired on May 17, 2013. If these transactions were included, portfolio turnover would have been higher.
(C)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

162

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.32	$9.32	$9.41	$9.45	$9.56
Income (loss) from investment operations:
Net investment income	0.15	0.13	0.07	0.10	0.12
Net realized and unrealized gains (losses) on investments	(0.02)	0.02	(0.02)	0.01	(0.05)
Total from investment operations	0.13	0.15	0.05	0.11	0.07
Distributions from:
Net investment income	(0.16)	(0.15)	(0.14)	(0.15)	(0.18)
Net asset value at end of period	$9.29	$9.32	$9.32	$9.41	$9.45
Total return	1.55%	1.60%	0.56%	1.17%	0.74%
Ratios and supplemental data:
Net assets at end of period (000's)	$260,830	$206,313	$200,456	$244,885	$249,250
Ratio to average net assets:
Net expenses	0.44%	0.44%	0.44%	0.44%	0.44%
Gross expenses	0.51%	0.53%	0.52%	0.49%	0.51%
Net investment income	1.65%	1.34%	0.79%	1.04%	1.10%
Portfolio turnover rate	136%	169%	132%	142%	107	%(A)

Touchstone Ultra Short Duration Fixed Income Fund—Class Z

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.32	$9.32	$9.41	$9.45	$9.56
Income (loss) from investment operations:
Net investment income	0.13	0.10	0.05	0.08	0.09
Net realized and unrealized gains (losses) on investment	(0.02)	0.02	(0.02)	0.01	(0.04)
Total from investment operations	0.11	0.12	0.03	0.09	0.05
Distributions from:
Net investment income	(0.14)	(0.12)	(0.12)	(0.13)	(0.16)
Net asset value at end of period	$9.29	$9.32	$9.32	$9.41	$9.45
Total return	1.29%	1.35%	0.31%	0.91%	0.52%
Ratios and supplemental data:
Net assets at end of period (000's)	$211,797	$245,252	$304,553	$401,851	$381,554
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%	0.69%	0.65%
Gross expenses	0.78%	0.79%	0.76%	0.76%	0.73%
Net Investment Income	1.40%	1.09%	0.54%	0.79%	0.89%
Portfolio turnover rate	136%	169%	132%	142%	107	%(A)

(A)	Portfolio turnover excludes the purchases and sales of the Touchstone Short Duration Fixed Income Fund acquired on May 17, 2013. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

163

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.32	$9.32	$9.41	$9.45	$9.56
Income (loss) from investment operations:
Net investment income	0.16	0.13	0.08	0.10	0.14
Net realized and unrealized gains (losses) on investments	(0.02)	0.02	(0.02)	0.01	(0.07)
Total from investment operations	0.14	0.15	0.06	0.11	0.07
Distributions from:
Net investment income	(0.17)	(0.15)	(0.15)	(0.15)	(0.18)
Net asset value at end of period	$9.29	$9.32	$9.32	$9.41	$9.45
Total return	1.60%	1.54%	0.61%	1.22%	0.78%
Ratios and supplemental data:
Net assets at end of period (000's)	$257,777	$142,913	$49,389	$50,853	$59,662
Ratio to average net assets:
Net expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Gross expenses	0.45%	0.46%	0.48%	0.48%	0.52%
Net investment income	1.70%	1.39%	0.84%	1.09%	1.15%
Portfolio turnover rate	136%	169%	132%	142%	107	%(A)

(A)	Portfolio turnover excludes the purchases and sales of the Touchstone Short Duration Fixed Income Fund acquired on May 17, 2013. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

164

Notes to Financial Statements

September 30, 2017

1. Organization

The Touchstone Funds Group Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated October 25, 1993. The Trust consists of the following thirteen funds (individually, a “Fund,” and collectively, the “Funds”):

Touchstone Active Bond Fund (“Active Bond Fund”)*

Touchstone Arbitrage Fund (“Arbitrage Fund”)

Touchstone Emerging Markets Small Cap Fund (“Emerging Markets Small Cap Fund”)

Touchstone High Yield Fund (“High Yield Fund”)*

Touchstone Merger Arbitrage Fund (“Merger Arbitrage Fund”)

Touchstone Mid Cap Fund (“Mid Cap Fund”)

Touchstone Mid Cap Value Fund (“Mid Cap Value Fund”)

Touchstone Premium Yield Equity Fund (“Premium Yield Equity Fund”)

Touchstone Sands Capital Select Growth Fund (“Sands Capital Select Growth Fund”)

Touchstone Small Cap Fund (“Small Cap Fund”)

Touchstone Small Cap Value Fund (“Small Cap Value Fund”)

Touchstone Total Return Bond Fund (“Total Return Bond Fund”)

Touchstone Ultra Short Duration Fixed Income Fund (“Ultra Short Duration Fixed Income Fund”)

* See Note 8 in Notes to Financial Statements for details on Fund reorganizations.

Each Fund is diversified, with the exception of the Arbitrage Fund, the Merger Arbitrage Fund, the Sands Capital Select Growth Fund and the Small Cap Fund, which are non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:

Institutional
	Class A	Class C	Class Y	Class Z	Class
Active Bond Fund	X	X	X		X
Arbitrage Fund	X	X	X		X
Emerging Markets Small Cap Fund	X	X	X		X
High Yield Fund	X	X	X		X
Merger Arbitrage Fund	X	X	X		X
Mid Cap Fund	X	X	X	X	X
Mid Cap Value Fund	X	X	X		X
Premium Yield Equity Fund	X	X	X
Sands Capital Select Growth Fund	X	X	X	X
Small Cap Fund	X	X	X		X
Small Cap Value Fund	X	X	X		X
Total Return Bond Fund	X	X	X		X
Ultra Short Duration Fixed Income Fund	X	X	X	X	X

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly

165

Notes to Financial Statements (Continued)

transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of September 30, 2017, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Arbitrage Fund and Merger Arbitrage Fund held Level 3 categorized securities during the year ended September 30, 2017. Refer to the Portfolio of Investments for a reconciliation of Level 3 holdings.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. At September 30, 2017, there were no transfers between Levels 1, 2 and 3 for the Funds, except as discussed in the Portfolio of Investments for the Emerging Markets Small Cap Fund.

During the year ended September 30, 2017, there were no material changes to the valuation policies and techniques.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades.To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds (the “Underlying Funds”) and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates

166

Notes to Financial Statements (Continued)

market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and categorized in Level 2.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees (the “Board”) and are generally categorized in Level 3.

Collateralized Loan Obligations — The Ultra Short Duration Fixed Income Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares

167

Notes to Financial Statements (Continued)

may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Securities sold short — The Funds may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of September 30, 2017, the Arbitrage Fund and Merger Arbitrage Fund had securities sold short with a fair value of $(36,625,396) and $(28,415,672), respectively, and pledged securities with a fair value of $41,364,429 and $56,285,095, respectively, as collateral and pledged cash collateral of $23,584,940 and $3,641,369, respectively, for both securities sold short and written options.

Options — The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of September 30, 2017, the Arbitrage Fund and Merger Arbitrage Fund had written options with a fair value of ($83,080) and ($65,245), respectively, and pledged securities with a fair value of $41,364,429 and $56,285,095, respectively, as collateral and pledged cash collateral of $23,584,940 and $3,641,369, respectively, for both securities sold short and written options. The Arbitrage Fund and Merger Arbitrage Fund held purchased options with a fair value of $40,795 and $34,290, as of September 30, 2017.

Warrants — The Funds can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the company the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds have no obligation to exercise the warrant and buy the stock.

Futures Contracts — The Active Bond Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an

168

Notes to Financial Statements (Continued)

amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of September 30, 2017, the Active Bond Fund did not hold any futures contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended September 30, 2017, the Arbitrage Fund and the Merger Arbitrage Fund used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and/or adjust exposure to foreign currencies.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital

169

Notes to Financial Statements (Continued)

and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Master Limited Partnership — The Funds may invest in Master Limited Partnership (“MLP”) common units that represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. Distributions received from MLPs generally are comprised of income and return of capital. Investment income and return of capital are recorded based on estimates made at the time distributions are received. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

Pay-In-Kind (“PIK”) Bonds — PIK bonds are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. PIK bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Derivative instruments and hedging activities — The Active Bond Fund, the Arbitrage Fund and the Merger Arbitrage Fund may enter into an International Swaps and Derivatives Associations, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts

170

Notes to Financial Statements (Continued)

due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, a Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of September 30, 2017, the Arbitrage and Merger Arbitrage Fund’s assets and liabilities that were subject to a MNA on a gross basis were as follows:

	Assets	Liabilities
Arbitrage Fund
Written Options	$—	$(83,080)
Merger Arbitrage Fund
Written Options	—	(65,245)
Forward Foreign Currency Contracts	10,864	—
Total gross amount of assets and liabilities subject to MNA	$10,864	$(148,325)

The following table presents the Merger Arbitrage Funds’ assets net of amounts available for offset under a MNA and net of the related collateral pledged to the Funds as of September 30, 2017:

Gross
Amount
Available
for Offset in
			Gross	Statement	Non-
			Amount of	of Assets	Cash	Cash
		Derivative	Recognized	and	Collateral	Collateral	Net
Fund	Counterparty	Type	Assets	Liabilities	Received	Received	Amount(A)
Merger Arbitrage Fund	Brown	Forward
	Brothers	Foreign
	Harriman	Currency
		Contracts	$10,864	$—	$—	$—	$10,864

(A)	Net amount represents the net amount receivable from the counterparty in the event of default.

The following table presents the Arbitrage and Merger Arbitrage Funds’ liabilities net of amounts available for offset under MNA and net of the related collateral pledged by the Fund as of September 30, 2017:

Gross
Amount
Available
for Offset in
			Gross	Statement	Non-
			Amount of	of Assets	Cash	Cash
			Recognized	and	Collateral	Collateral	Net
Fund	Counterparty	Derivative Type	Liabilities	Liabilities	Pledged	Pledged	Amount(A)
Arbitrage Fund	Pershing LLC	Written
		Options	$83,080	$—	$(29,702)	$(53,378)	$—
Merger Arbitrage Fund	Pershing LLC	Written
		Options	65,245	—	(56,903)	(8,342)	—

(A)	Net amount represents the net amount payable due to the counterparty in the event of default.

171

Notes to Financial Statements (Continued)

The following table sets forth the fair value of the Arbitrage and Merger Arbitrage Funds’ derivative financial instruments by primary risk exposure as of September 30, 2017:

Fair Value of Derivative Investments
as of September 30, 2017
	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Arbitrage Fund	Purchased Options-Equity Contracts*	$40,795	$—
	Written Options-Equity Contracts**	—	(83,080)
	Forward Foreign Currency Contracts***	18,521	—
Merger Arbitrage Fund	Purchased Options-Equity Contracts*	34,290	—
	Written Options-Equity Contracts**	—	(65,245)
	Forward Foreign Currency Contracts***	10,864	—

* Statements of Assets and Liabilities Location: Investments, at market value.

** Statements of Assets and Liabilities Location: Written options, at market value.

*** Statements of Assets and Liabilities Location: Unrealized appreciation on forward foreign currency contracts.

The following table sets forth the effect of the Active Bond, Arbitrage and Merger Arbitrage Funds’ derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended September 30, 2017:

The Effect of Derivative Investments on the Statement of Operations
for the Year Ended September 30, 2017
			Change in
			Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Active Bond Fund	Futures-Interest Rate Contracts*	$(66,849)	$—
Arbitrage Fund	Purchased Options-Equity Contracts**	(912,397)	(24,339)
	Written Options-Equity Contracts***	2,024,238	(892)
	Forward Foreign Currency Contracts****	(39,150)	(50,308)
Merger Arbitrage Fund	Purchased Options-Equity Contracts**	(988,682)	(4,304)
	Written Options-Equity Contracts***	2,110,729	(22,071)
	Forward Foreign Currency Contracts****	125,995	(58,148)

* Statements of Operations Location: Net realized losses on futures contracts.

** Statements of Operations Location: Net realized gains on investments and net change in unrealized appreciation (depreciation) on investments, respectively.

*** Statements of Operations Location: Net realized gains on written options and net change in unrealized appreciation (depreciation) on written options, respectively.

**** Statements of Operations Location: Net realized gains (losses) on forward foreign currency contracts and net change in unrealized appreciation (depreciation) on forward foreign currency contracts, respectively.

172

Notes to Financial Statements (Continued)

For the year ended September 30, 2017, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Active		Merger
	Bond	Arbitrage	Arbitrage
	Fund	Fund	Fund
Equity contracts:
Purchased Options - Cost	$—	$124,169	$129,147
Written Options - Premiums received	$—	$134,856	$129,931
Forward foreign currency contracts:
Average U.S. dollar amount received	$—	$6,600,984	$5,200,836
Interest rate contracts:
Futures Contracts - Average notional value	$5,845,422	$—	$—

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of September 30, 2017, the following Funds loaned securities and received collateral as follows:

		Market	Market
		Value of	Value of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
Active Bond Fund	Corporate Bonds	$743,226	$766,137	$22,911
Arbitrage Fund	Exchange Traded Funds	25,727	26,649	922
	Common Stocks	7,839,667	7,968,983	129,316
Total Arbitrage Fund		7,865,394	7,995,632	130,238
Emerging Markets Small Cap Fund	Common Stocks	282,592	295,388	12,796
High Yield Fund	Corporate Bonds	1,401,729	1,467,010	65,281
Mid Cap Value Fund	Common Stocks	18,923,622	19,265,914	342,292
Premium Yield Equity Fund	Common Stocks	1,993,197	2,017,911	24,714
Sands Capital Select Growth Fund	Common Stocks	49,257,364	50,169,710	912,346
Small Cap Fund	Common Stocks	17,878,002	18,630,416	752,414
Small Cap Value Fund	Common Stocks	5,951,490	6,055,485	103,995
Total Return Bond Fund	Corporate Bonds	318,270	327,231	8,961

* The remaining contractual maturity is overnight for all securities.

** Gross amount of recognized liabilities for securities lending is included in the Statements of Assets and Liabilities.

*** Net amount represents the net amount payable due to the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends

173

Notes to Financial Statements (Continued)

on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds (except the Active Bond Fund, High Yield Fund, Total Return Bond Fund and Ultra Short Duration Fixed Income Fund) is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). The maximum offering price per share of Class A shares of the Active Bond Fund, High Yield Fund and Total Return Bond Fund is equal to the NAV per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). The maximum offering price per share of Class A shares of the Ultra Short Duration Fixed Income Fund is equal to the NAV per share plus sales load equal to 2.04% of the NAV (or 2.00% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Classes C, Y, Z, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

174

Notes to Financial Statements (Continued)

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Arbitrage Fund, Emerging Markets Small Cap Fund, Merger Arbitrage Fund, Mid Cap Fund, and Small Cap Fund distribute their income, if any, annually, as a dividend to shareholders. The Mid Cap Value Fund, Sands Capital Select Growth Fund, and Small Cap Value Fund declare and distribute their income, if any, quarterly, as a dividend to shareholders. The Active Bond Fund, High Yield Fund, Premium Yield Equity Fund and Total Return Bond Fund declare and distribute their income, if any, monthly, as a dividend to shareholders. The Ultra Short Duration Fixed Income Fund declares its income, if any, daily, and distributes such income monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in Underlying Funds is affected by the timing of dividend declarations by the Underlying Funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable,Touchstone Institutional Funds Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2017:

	Active		Emerging
	Bond	Arbitrage	Markets Small	High Yield
	Fund	Fund	Cap Fund	Fund
Purchases of investment securities	$552,246,079	$734,322,590	$14,899,882	$156,721,242
Proceeds from sales and maturities	$539,821,518	$665,624,548	$12,372,159	$156,265,720

	Merger		Mid Cap
	Arbitrage	Mid Cap	Value	Premium Yield
	Fund	Fund	Fund	Equity Fund
Purchases of investment securities	$617,862,505	$140,055,793	$342,111,004	$52,169,861
Proceeds from sales and maturities	$603,328,861	$161,424,192	$259,014,649	$89,562,713

	Sands Capital		Small Cap	Total Return
	Select Growth	Small Cap	Value	Bond
	Fund	Fund	Fund*	Fund
Purchases of investment securities	$550,714,063	$80,335,590	$90,786,615	$57,920,999
Proceeds from sales and maturities	$1,723,028,437	$491,468,743	$201,048,336	$26,901,699

175

Notes to Financial Statements (Continued)

Ultra Short
Duration Fixed
Income Fund
Purchases of investment securities	$715,912,615
Proceeds from sales and maturities	$612,974,673

*Small Cap Value Fund had a redemption-in-kind on April 7, 2017, which resulted in a redemption out of the fund of $103,960,665 and is excluded from the proceeds from sales and maturities. The redemption was comprised of securities and cash in the amount of $102,794,327 and $1,166,338, respectively.

For the year ended September 30, 2017, purchases and proceeds from sales and maturities in U.S. Government Securities were $528,309,514 and $509,365,153, respectively, for the Active Bond Fund, $26,222,027 and $12,778,477, respectively, for the Total Return Bond Fund and $86,415,706 and $93,704,044, respectively, for the Ultra Short Duration Fixed Income Fund. There were no purchases or proceeds from sales and maturities of U.S. Government Securities by the remaining Funds for the year ended September 30, 2017.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon, the Sub-Administrator to the Funds and BNY Mellon Investment Servicing (U.S.) Inc., the Transfer Agent to the Funds (collectively referenced to herein as “BNY Mellon”). Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $202,891 for the year ended September 30, 2017.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Active Bond Fund	0.40% on the first $300 million
0.35% on such assets in excess of $300 million
Arbitrage Fund	1.05% on the first $500 million
1.00% on the next $500 million
0.95% on such assets over $1 billion
Emerging Markets Small Cap Fund	1.05% on the first $200 million
1.00% on the next $200 million
0.90% on such assets over $400 million
High Yield Fund	0.60% on the first $50 million
0.50% on the next $250 million
0.45% on such assets in excess of $300 million
Merger Arbitrage Fund	1.05%

176

Notes to Financial Statements (Continued)

Mid Cap Fund	0.80% on the first $500 million
0.75% on the next $500 million
0.70% on such assets over $1 billion
Mid Cap Value Fund	0.85% on the first $100 million
0.80% on the next $300 million
0.75% on such assets over $400 million
Premium Yield Equity Fund	0.70% on the first $100 million
0.65% on such assets over $100 million
Sands Capital Select Growth Fund	0.85% on the first $1 billion
0.80% on the next $500 million
0.75% on the next $500 million
0.70% on such assets over $2 billion
Small Cap Fund	0.85%
Small Cap Value Fund	0.90%
Total Return Bond Fund	0.35%
Ultra Short Duration Fixed Income Fund	0.25%

In addition to the base advisory fee shown above for the Sands Capital Select Growth Fund, a performance fee adjustment will be added to or subtracted from the base advisory fee depending on the performance of the Fund in relation to the investment performance of the Fund’s benchmark index, for the preceding twelve month period, as follows:

			Annual	Highest / Lowest
	Benchmark	Benchmark	Adjustment	Possible Advisory
	Index	Threshold	Rate	Fee
Russell1000®
Sands Capital Select Growth Fund	Growth Index	+/-2.50%	+/-0.15%	1.00% / 0.55%

For the year ended September 30, 2017, the Advisor’s base fee was decreased by $1,471,841 as a result of the performance fee adjustment.

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Copper Rock Capital Partners LLC	The London Company
Emerging Markets Small Cap Fund	Mid Cap Fund
Small Cap Fund
EARNEST Partners LLC
Total Return Bond Fund	Longfellow Investment Management Co.
Arbitrage Fund
Fort Washington Investment Advisors, Inc.*	Merger Arbitrage Fund
Active Bond Fund
High Yield Fund	Miller/Howard Investments, Inc.
Ultra Short Duration Fixed Income Fund	Premium Yield Equity Fund

LMCG Investments, LLC
Mid Cap Value Fund	Sands Capital Management, LLC
Small Cap Value Fund	Sands Capital Select Growth Fund

*Affiliate of the Advisor and wholly-owned indirect subsidiary of Western & Southern.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

177

Notes to Financial Statements (Continued)

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

					Institutional
	Class A	Class C	Class Y	Class Z	Class
Active Bond Fund	0.90%	1.65%	0.65%	—	0.57%
Arbitrage Fund	1.68%	2.43%	1.43%	—	1.28%
Emerging Markets Small Cap Fund	1.69%	2.44%	1.44%	—	1.29%
High Yield Fund	1.05%	1.80%	0.80%	—	0.72%
Merger Arbitrage Fund	1.68%	2.43%	1.43%	—	1.28%
Mid Cap Fund	1.24%	1.99%	0.99%	1.24%	0.92%
Mid Cap Value Fund	1.27%	2.02%	1.02%	—	0.89%
Premium Yield Equity Fund	1.20%	1.95%	0.95%	—	—
Sands Capital Select Growth Fund*	0.25%	0.25%	0.25%	0.25%	—
Small Cap Fund	1.38%	2.13%	1.13%	—	1.05%
Small Cap Value Fund	1.38%	2.13%	1.13%	—	0.98%
Total Return Bond Fund	0.85%	1.60%	0.60%	—	0.50%
Ultra Short Duration Fixed Income Fund	0.69%	1.19%	0.44%	0.69%	0.39%

*The Expense Limitation Agreement for Sands Capital Select Growth Fund limits other operating expenses to 0.25% for all classes of the Fund. Other operating expenses include all operating expenses of the Fund except for investment advisory fees, administration fees, performance fees, distribution fees (12b-1), shareholder service fees and any expenses excluded in the Expense Limitation Agreement.

These expense limitations will remain in effect for all Funds through at least January 29, 2018, but can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.

During the year ended September 30, 2017, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses, including distribution fees of the Funds, as follows:

			Other
			Operating
	Investment		Expenses
	Advisory	Administration	Reimbursed/
	Fees Waived	Fees Waived	Waived	Total
Active Bond Fund	$—	$145,404	$137,088	$282,492
Arbitrage Fund	—	—	48,650	48,650
Emerging Markets Small Cap Fund	115,252	15,916	149,148	280,316
High Yield Fund	—	20,426	160,569	180,995
Merger Arbitrage Fund	—	—	42,403	42,403
Mid Cap Fund	—	194,220	475,271	669,491
Mid Cap Value Fund	—	415,144	230,476	645,620
Premium Yield Equity Fund	—	—	110,170	110,170
Sands Capital Select Growth Fund	—	—	528,582	528,582
Small Cap Fund	—	—	89,097	89,097
Small Cap Value Fund	221,366	208,655	251,607	681,628
Total Return Bond Fund	—	93,570	182,044	275,614
Ultra Short Duration Fixed Income Fund	—	227,756	279,451	507,207

178

Notes to Financial Statements (Continued)

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

As of September 30, 2017, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
Fund	September 30, 2018	September 30, 2019	September 30, 2020	Total
Active Bond Fund	$248,771	$236,361	$224,157	$709,289
Arbitrage Fund	2,350	8,272	15,946	26,568
Emerging Markets Small Cap Fund	117,715	353,948	264,662	736,325
High Yield Fund	125,918	149,452	122,090	397,460
Merger Arbitrage Fund	—	—	19,966	19,966
Mid Cap Fund	632,713	545,460	576,954	1,755,127
Mid Cap Value Fund	411,352	438,591	595,975	1,445,918
Premium Yield Equity Fund	28,340	71,385	46,012	145,737
Sands Capital Select Growth Fund	946,969	831,974	528,582	2,307,525
Small Cap Fund	—	38,604	38,986	77,590
Small Cap Value Fund	144,541	159,191	462,615	766,347
Total Return Bond Fund	170,094	206,835	243,198	620,127
Ultra Short Duration Fixed Income Fund	465,366	500,874	457,716	1,423,956

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended September 30, 2017.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to theTrust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs

179

Notes to Financial Statements (Continued)

other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares, excluding the Active Bond Fund and High Yield Fund, pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. The Active Bond Fund and High Yield Fund pay an annual fee of up to 0.35% of average daily net assets that are attributable to Class A shares. The Active Bond Fund and High Yield Fund currently limit the 12b-1 fees for Class A shares to 0.25% of average daily net assets attributable to such shares. Under the Class C plan, each Fund offering Class C shares (except the Ultra Short Duration Fixed Income Fund) pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). The Ultra Short Duration Fixed Income Fund has limited the amount of the 12b-1 fees for Class C shares to 0.75% of average daily net assets through January 29, 2018. Under the Class Z plan, each Fund offering Class Z shares pays an annual shareholder servicing fee of up to 0.25% of average daily net assets that are attributed to Class Z shares.

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended September 30, 2017:

Fund	Amount
Active Bond Fund	$11,618
Arbitrage Fund	6,716
Emerging Markets Small Cap Fund	1,330
High Yield Fund	8,372
Merger Arbitrage Fund	1,317
Mid Cap Fund	21,448
Mid Cap Value Fund	16,758
Premium Yield Equity Fund	10,073
Sands Capital Select Growth Fund	15,099
Small Cap Fund	814
Small Cap Value Fund	4,012
Total Return Bond Fund	1,238
Ultra Short Duration Fixed Income Fund	1,786

180

Notes to Financial Statements (Continued)

In addition, the Underwriter collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended September 30, 2017:

Fund	Amount
Active Bond Fund	$19
Arbitrage Fund	97
Emerging Markets Small Cap Fund	16
High Yield Fund	13
Mid Cap Fund	693
Mid Cap Value Fund	935
Sands Capital Select Growth Fund	3,501
Small Cap Value Fund	3
Total Return Bond Fund	467
Ultra Short Duration Fixed Income Fund	256

INTERFUND TRANSACTIONS

The Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended September 30, 2017 the Funds did not engage in any Rule 17a-7 transactions as defined under the 1940 Act.

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2017 and 2016 are as follows:

	Active Bond Fund		Arbitrage Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016
From ordinary income	$2,885,074	$3,155,993	$4,688,177	$1,713,725
From long-term capital gains	—	—	—	342,591
	$2,885,074	$3,155,993	$4,688,177	$2,056,316

	Emerging Markets
	Small Cap Fund		High Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016
From ordinary income	$—	$2,618,763	$11,116,195	$10,884,011
From long-term capital gains	—	—	—	—
Total distributions	$—	$2,618,763	$11,116,195	$10,884,011

181

Notes to Financial Statements (Continued)

	Merger Arbitrage		Mid Cap		Mid Cap
	Fund		Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016	2017	2016
From ordinary income	$5,245,522	$—	$3,693,873	$365,264	$7,502,271	$7,115,657
From long-term capital gains	—	—	—	—	13,872,720	16,030,101
Total distributions	$5,245,522	$—	$3,693,873	$365,264	$21,374,991	$23,145,758

	Premium Yield		Sands Capital		Small Cap
	Equity Fund		Select Growth Fund		Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016	2017	2016
From ordinary income	$3,698,205	$3,858,988	$5,136,516	$—	$1,853,070	$13,028,179
From long-term capital gains	—	10,256,568	361,190,380	425,346,962	—	65,017,255
Total distributions	$3,698,205	$14,115,556	$366,326,896	$425,346,962	$1,853,070	$78,045,434

	Small Cap		Total Return		Ultra Short Duration
	Value Fund		Bond Fund		Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016	2017	2016
From ordinary income	$137,427	$911,469	$6,815,476	$6,010,128	$10,787,697	$8,481,610
From long-term capital gains	—	1,833,117	—	—	—	—
Total distributions	$137,427	$2,744,586	$6,815,476	$6,010,128	$10,787,697	$8,481,610

The following information is computed on a tax basis for each item as of September 30, 2017:

			Emerging
	Active Bond	Arbitrage	Markets Small Cap	High Yield
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$125,097,436	$267,337,466	$12,673,435	$212,418,657
Gross unrealized appreciation on investments	2,613,406	4,902,945	1,789,389	6,810,048
Gross unrealized depreciation on investments	(665,764)	(6,366,470)	(567,297)	(1,795,031)
Net unrealized appreciation (depreciation) on investments	1,947,642	(1,463,525)	1,222,092	5,015,017
Gross unrealized appreciation on short sales, derivatives and foreign currency contracts	—	1,206,066	35	—
Gross unrealized depreciation on short sales, derivatives and foreign currency contracts	—	(3,656,931)	(43,205)	—
Net unrealized appreciation (depreciation) on short sales, derivatives and foreign currency contracts	—	(2,450,865)	(43,170)	—
Capital loss carryforwards	—	—	(97,642,883)	(15,975,775)
Undistributed ordinary income	100,608	7,225,614	91,956	515,272
Undistributed capital gains	—	366,454	—	—
Other temporary differences	(38,253)	(162,199)	(3,256)	—
Accumulated earnings (deficit)	$2,009,997	$3,515,479	$(96,375,261)	$(10,445,486)

182

Notes to Financial Statements (Continued)

	Merger	Mid Cap	Mid Cap Value
	Arbitrage Fund	Fund	Fund
Tax cost of portfolio investments	$242,702,264	$617,199,395	$623,022,871
Gross unrealized appreciation on investments	4,400,792	165,273,442	115,400,847
Gross unrealized depreciation on investments	(5,472,316)	(4,590,751)	(27,249,035)
Net unrealized appreciation (depreciation) on investments	(1,071,524)	160,682,691	88,151,812
Gross unrealized appreciation on short sales, derivatives and foreign currency contracts	695,331	—	—
Gross unrealized depreciation on short sales, derivatives and foreign currency contracts	(3,611,526)	—	—
Net unrealized appreciation (depreciation) on short sales, derivatives and foreign currency contracts	(2,916,195)	—	—
Capital loss carryforwards	—	(70,800,792)	—
Undistributed ordinary income	8,785,796	477,776	9,078,278
Undistributed capital gains	797,071	—	31,199,807
Other temporary differences	(217,454)	—	—
Accumulated earnings (deficit)	$5,377,694	$90,359,675	$128,429,897

	Premium	Sands Capital
	Yield Equity	Select Growth	Small Cap
	Fund	Fund	Fund
Tax cost of portfolio investments	$105,432,401	$1,349,407,005	$172,986,048
Gross unrealized appreciation	19,619,903	1,281,553,518	80,060,283
Gross unrealized depreciation	(2,212,785)	(60,538,873)	(5,122,086)
Net unrealized appreciation (depreciation) on investments	17,407,118	1,221,014,645	74,938,197
Qualified late-year losses	—	(12,169,854)	—
Undistributed ordinary income	282,429	—	929,602
Undistributed capital gains	2,153,188	476,472,680	28,796,916
Accumulated earnings (deficit)	$19,842,735	$1,685,317,471	$104,664,715

			Ultra Short
		Total	Duration
	Small Cap Value	Return Bond	Fixed Income
	Fund	Fund	Fund
Tax cost of portfolio investments	$91,303,658	$262,898,889	$751,637,966
Gross unrealized appreciation	9,919,882	3,779,282	1,177,208
Gross unrealized depreciation	(5,699,442)	(2,915,335)	(1,357,530)
Net unrealized appreciation (depreciation) on investments	4,220,440	863,947	(180,322)
Capital loss carryforwards	(1,969,934)	(3,776,985)	(24,658,808)
Undistributed ordinary income	18,138	74,296	505,538
Other temporary differences	—	—	(178,965)
Accumulated earnings (deficit)	$2,268,644	$(2,838,742)	$(24,512,557)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, regulated investment companies adjustments, amortization adjustments on bonds, real estate investment trusts adjustments,

183

Notes to Financial Statements (Continued)

preferred income outstanding, taxable interest on defaulted securities, and certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.

As of September 30, 2017, the Funds had the following capital loss carryforwards for federal income tax purposes:

			No	No
	Short Term Expiring In		Expiration	Expiration
	2018	2019	Short Term*	Long Term*	Total
Emerging Markets Small Cap Fund	$—	$—	$17,348,130	$80,294,753	$97,642,883
High Yield Fund	—	—	—	15,975,775	15,975,775
Mid Cap Fund	70,800,792	—	—	—	70,800,792
Small Cap Value Fund	1,969,934	—	—	—	1,969,934
Total Return Bond Fund	—	—	757,743	3,019,242	3,776,985
Ultra Short Duration Fixed Income Fund	3,336,624	933,830	7,744,661	12,643,693	24,658,808

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. The provisions of the Act first became effective for the Funds’ fiscal year ended September 30, 2012 and are applicable to all subsequent fiscal years. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The following Funds had capital losses expiring in the current year as follows:

Fund	Amount
Active Bond Fund	$8,321,769
Mid Cap Fund	6,358,350
Ultra Short Duration Fixed Income Fund	3,231,117

During the year ended September 30, 2017, the following Funds utilized capital loss carryforwards:

Fund	Amount
Active Bond Fund	$106,191
Emerging Markets Small Cap Fund	1,598,247
High Yield Fund	5,672,963
Mid Cap Fund	28,871,516
Small Cap Fund	60,167,812
Small Cap Value Fund	9,365,845

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2017, the Funds did not elect to defer any losses.

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2014 through 2017) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Fund. The following reclassifications, which are primarily attributed to the tax

184

Notes to Financial Statements (Continued)

treatment of net investment losses, current year overdistributions, deemed distributions on shareholder redemptions, foreign currency gains/losses, gains/losses and dividend expenses on short sales, paydown gains/losses on mortgage-backed securities, gains/losses on passive foreign investment companies, reclassification of distributions, foreign capital gains tax, expiration of prior year capital loss carryovers,TIPs (Treasury Inflation Protected Securities) income adjustments, preferred adjustment for securities sold, re-designation of dividends paid, in-kind distributions on shareholder redemptions and prior year wash sale deferral written off due to redemption-in-kind have been made to the following Funds for the year ended September 30, 2017:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Active Bond Fund	$(8,321,769)	$81,686	$8,240,083
Arbitrage Fund	—	1,748,226	(1,748,226)
Emerging Markets Small Cap Fund	—	(6,390)	6,390
High Yield Fund	—	5,484	(5,484)
Merger Arbitrage Fund	—	1,439,891	(1,439,891)
Mid Cap Fund	(6,358,350)	—	6,358,350
Mid Cap Value Fund	—	134,101	(134,101)
Premium Yield Equity Fund	—	87,822	(87,822)
Sands Capital Select Growth Fund	73,438,323	26,161,177	(99,599,500)
Small Cap Fund	5,652,332	(176,759)	(5,475,573)
Small Cap Value Fund	11,268,613	(2,081)	(11,266,532)
Total Return Bond Fund	—	1,378,548	(1,378,548)
Ultra Short Duration Fixed Income Fund	(3,231,117)	802,202	2,428,915

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

7. Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may

185

Notes to Financial Statements (Continued)

be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Risks Associated with Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.

Please see the Funds’ prospectus for complete discussion of these and other risks.

8. Fund Reorganizations

On January 27, 2017, the Touchstone Active Bond Fund and Touchstone High Yield Fund, each a series of Touchstone Investment Trust (the “Predecessor Funds”), were reorganized into the Active Bond Fund and High Yield Fund, respectively, each a new series of the Trust. As a result of the tax-free reorganization, the performance and accounting history of the Predecessor Funds were assumed by the Active Bond Fund and High Yield Fund.

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on April 18, 2017, the Board approved an Agreement and Plan of Reorganization for the Touchstone Ultra Short Duration Fixed Income Fund to acquire the assets of the Sentinel Low Duration Bond Fund and the Touchstone Active Bond Fund to acquire the assets of the Sentinel Government Securities Fund and the Sentinel Total Return Bond Fund, collectively the “Reorganization”. The Reorganization occurred on October 27, 2017.

There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

186

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Funds Group Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Funds Group Trust (comprising, respectively, the Touchstone Active Bond,Touchstone Arbitrage, Touchstone Emerging Markets Small Cap, Touchstone High Yield, Touchstone Merger Arbitrage, Touchstone Mid Cap, Touchstone Mid Cap Value, Touchstone Premium Yield Equity, Touchstone Sands Capital Select Growth, Touchstone Small Cap, Touchstone Small Cap Value, Touchstone Total Return Bond and Touchstone Ultra Short Duration Fixed Income Funds) (the “Funds”) as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Touchstone Funds Group Trust at September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S generally accepted accounting principles.

Cincinnati, Ohio

November 22, 2017

187

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2017 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.

Arbitrage Fund	14.02%
Emerging Markets Small Cap Fund	100.00%
Merger Arbitrage Fund	20.43%
Mid Cap Fund	100.00%
Mid Cap Value Fund	61.25%
Premium Yield Equity Fund	100.00%
Small Cap Fund	100.00%
Small Cap Value Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended September 30, 2017 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Arbitrage Fund	11.58%
Merger Arbitrage Fund	17.23%
Mid Cap Fund	100.00%
Mid Cap Value Fund	61.17%
Premium Yield Equity Fund	68.31%
Small Cap Fund	100.00%
Small Cap Value Fund	100.00%

For the fiscal year ended September 30, 2017, the Funds designated long-term capital gains as follows:

Arbitrage Fund	$366,454
Merger Arbitrage Fund	$797,071
Mid Cap Value Fund	$33,226,181
Premium Yield Equity Fund	$2,153,188
Sands Capital Select Growth Fund	$567,766,839
Small Cap Fund	$34,272,489

Foreign Tax Income and Foreign Tax Credit

The Emerging Markets Small Cap Fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended September 30, 2017, the total amount of foreign source income is $364,243 or $0.30 per share. The total amount of foreign taxes to be paid is $11,999 or $0.01 per share. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website

188

Other Items (Unaudited) (Continued)

sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; or (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 through September 30, 2017).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

189

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2017	2017	2017	2017*
Touchstone Active Bond Fund
Class A	Actual	0.90%	$1,000.00	$1,022.40	$4.56
Class A	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56

Class C	Actual	1.65%	$1,000.00	$1,018.30	$8.35
Class C	Hypothetical	1.65%	$1,000.00	$1,016.80	$8.34

Class Y	Actual	0.65%	$1,000.00	$1,022.70	$3.30
Class Y	Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

Institutional Class	Actual	0.57%	$1,000.00	$1,024.10	$2.89
Institutional Class	Hypothetical	0.57%	$1,000.00	$1,022.21	$2.89

Touchstone Arbitrage Fund
Class A	Actual	2.64%	$1,000.00	$1,017.90	13.35	**
Class A	Hypothetical	2.64%	$1,000.00	$1,011.83	13.31	**

Class C	Actual	3.39%	$1,000.00	$1,014.30	17.12	**
Class C	Hypothetical	3.39%	$1,000.00	$1,008.07	17.07	**

Class Y	Actual	2.34%	$1,000.00	$1,019.70	11.85	**
Class Y	Hypothetical	2.34%	$1,000.00	$1,013.34	11.81	**

Institutional Class	Actual	2.24%	$1,000.00	$1,020.60	11.35	**
Institutional Class	Hypothetical	2.24%	$1,000.00	$1,013.84	11.31	**

Touchstone Emerging Markets Small Cap Fund
Class A	Actual	1.69%	$1,000.00	$1,148.20	$9.10
Class A	Hypothetical	1.69%	$1,000.00	$1,016.60	$8.54

Class C	Actual	2.44%	$1,000.00	$1,144.40	$13.12
Class C	Hypothetical	2.44%	$1,000.00	$1,012.84	$12.31

Class Y	Actual	1.44%	$1,000.00	$1,149.60	$7.76
Class Y	Hypothetical	1.44%	$1,000.00	$1,017.85	$7.28

Institutional Class	Actual	1.29%	$1,000.00	$1,150.90	$6.96
Institutional Class	Hypothetical	1.29%	$1,000.00	$1,018.60	$6.53

Touchstone High Yield Fund
Class A	Actual	1.05%	$1,000.00	$1,044.60	$5.38
Class A	Hypothetical	1.05%	$1,000.00	$1,019.80	$5.32

Class C	Actual	1.80%	$1,000.00	$1,039.70	$9.20
Class C	Hypothetical	1.80%	$1,000.00	$1,016.04	$9.10

Class Y	Actual	0.80%	$1,000.00	$1,045.20	$4.10
Class Y	Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05

Institutional Class	Actual	0.72%	$1,000.00	$1,045.60	$3.69
Institutional Class	Hypothetical	0.72%	$1,000.00	$1,021.46	$3.65

190

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2017	2017	2017	2017*
Touchstone Merger Arbitrage Fund
Class A	Actual	2.48%	$1,000.00	$1,022.30	$12.57	***
Class A	Hypothetical	2.48%	$1,000.00	$1,012.63	$12.51	***

Class C	Actual	3.23%	$1,000.00	$1,018.40	$16.34	***
Class C	Hypothetical	3.23%	$1,000.00	$1,008.87	$16.27	***

Class Y	Actual	2.20%	$1,000.00	$1,023.90	$11.16	***
Class Y	Hypothetical	2.20%	$1,000.00	$1,014.04	$11.11	***

Institutional Class	Actual	2.08%	$1,000.00	$1,024.70	$10.56	***
Institutional Class	Hypothetical	2.08%	$1,000.00	$1,014.64	$10.50	***

Touchstone Mid Cap Fund
Class A	Actual	1.24%	$1,000.00	$1,080.80	$6.47
Class A	Hypothetical	1.24%	$1,000.00	$1,018.85	$6.28

Class C	Actual	1.99%	$1,000.00	$1,076.80	$10.36
Class C	Hypothetical	1.99%	$1,000.00	$1,015.09	$10.05

Class Y	Actual	0.99%	$1,000.00	$1,082.30	$5.17
Class Y	Hypothetical	0.99%	$1,000.00	$1,020.10	$5.01

Class Z	Actual	1.24%	$1,000.00	$1,080.90	$6.47
Class Z	Hypothetical	1.24%	$1,000.00	$1,018.85	$6.28

Institutional Class	Actual	0.92%	$1,000.00	$1,082.60	$4.80
Institutional Class	Hypothetical	0.92%	$1,000.00	$1,020.46	$4.66

Touchstone Mid Cap Value Fund
Class A	Actual	1.27%	$1,000.00	$1,036.60	$6.48
Class A	Hypothetical	1.27%	$1,000.00	$1,018.70	$6.43

Class C	Actual	2.02%	$1,000.00	$1,032.20	$10.29
Class C	Hypothetical	2.02%	$1,000.00	$1,014.94	$10.20

Class Y	Actual	1.02%	$1,000.00	$1,037.70	$5.21
Class Y	Hypothetical	1.02%	$1,000.00	$1,019.95	$5.16

Institutional Class	Actual	0.89%	$1,000.00	$1,038.20	$4.55
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.51

Touchstone Premium Yield Equity Fund
Class A	Actual	1.20%	$1,000.00	$1,047.70	$6.16
Class A	Hypothetical	1.20%	$1,000.00	$1,019.05	$6.07

Class C	Actual	1.95%	$1,000.00	$1,043.80	$9.99
Class C	Hypothetical	1.95%	$1,000.00	$1,015.29	$9.85

Class Y	Actual	0.95%	$1,000.00	$1,049.10	$4.88
Class Y	Hypothetical	0.95%	$1,000.00	$1,020.31	$4.81

191

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2017	2017	2017	2017*
Touchstone Sands Capital Select Growth Fund
Class A	Actual	1.35%	$1,000.00	$1,137.30	$7.23
Class A	Hypothetical	1.35%	$1,000.00	$1,018.30	$6.83

Class C	Actual	2.10%	$1,000.00	$1,132.90	$11.23
Class C	Hypothetical	2.10%	$1,000.00	$1,014.54	$10.61

Class Y	Actual	1.10%	$1,000.00	$1,139.10	$5.90
Class Y	Hypothetical	1.10%	$1,000.00	$1,019.55	$5.57

Class Z	Actual	1.34%	$1,000.00	$1,137.20	$7.18
Class Z	Hypothetical	1.34%	$1,000.00	$1,018.35	$6.78

Touchstone Small Cap Fund
Class A	Actual	1.38%	$1,000.00	$1,028.40	$7.02
Class A	Hypothetical	1.38%	$1,000.00	$1,018.15	$6.98

Class C	Actual	2.13%	$1,000.00	$1,024.80	$10.81
Class C	Hypothetical	2.13%	$1,000.00	$1,014.39	$10.76

Class Y	Actual	1.13%	$1,000.00	$1,029.60	$5.75
Class Y	Hypothetical	1.13%	$1,000.00	$1,019.40	$5.72

Institutional Class	Actual	1.05%	$1,000.00	$1,030.20	$5.34
Institutional Class	Hypothetical	1.05%	$1,000.00	$1,019.80	$5.32

Touchstone Small Cap Value Fund
Class A	Actual	1.38%	$1,000.00	$1,030.90	$7.03
Class A	Hypothetical	1.38%	$1,000.00	$1,018.15	$6.98

Class C	Actual	2.13%	$1,000.00	$1,026.90	$10.82
Class C	Hypothetical	2.13%	$1,000.00	$1,014.39	$10.76

Class Y	Actual	1.13%	$1,000.00	$1,032.00	$5.76
Class Y	Hypothetical	1.13%	$1,000.00	$1,019.40	$5.72

Institutional Class	Actual	0.98%	$1,000.00	$1,032.80	$4.99
Institutional Class	Hypothetical	0.98%	$1,000.00	$1,020.16	$4.96

Touchstone Total Return Bond Fund
Class A	Actual	0.85%	$1,000.00	$1,023.40	$4.31
Class A	Hypothetical	0.85%	$1,000.00	$1,020.81	$4.31

Class C	Actual	1.60%	$1,000.00	$1,019.60	$8.10
Class C	Hypothetical	1.60%	$1,000.00	$1,017.05	$8.09

Class Y	Actual	0.60%	$1,000.00	$1,024.70	$3.05
Class Y	Hypothetical	0.60%	$1,000.00	$1,022.06	$3.04

Institutional Class	Actual	0.50%	$1,000.00	$1,025.30	$2.54
Institutional Class	Hypothetical	0.50%	$1,000.00	$1,022.56	$2.54

192

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2017	2017	2017	2017*
Touchstone Ultra Short Duration Fixed Income Fund
Class A	Actual	0.69%	$1,000.00	$1,007.40	$3.47
Class A	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50

Class C	Actual	1.19%	$1,000.00	$1,004.90	$5.98
Class C	Hypothetical	1.19%	$1,000.00	$1,019.10	$6.02

Class Y	Actual	0.44%	$1,000.00	$1,008.60	$2.22
Class Y	Hypothetical	0.44%	$1,000.00	$1,022.86	$2.23

Class Z	Actual	0.69%	$1,000.00	$1,007.40	$3.47
Class Z	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50

Institutional Class	Actual	0.39%	$1,000.00	$1,008.90	$1.96
Institutional Class	Hypothetical	0.39%	$1,000.00	$1,023.11	$1.98

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $8.50, $12.27, $6.99 and $6.48, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $8.49, $12.26, $6.98, and $6.48, respectively.
***	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $8.52, $12.30, $7.10 and $6.50, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $8.49, $12.26, $7.08, and $6.48, respectively.

193

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	41	IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors, Inc. (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; The Lafayette Life Insurance Co. from 2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati from 2012 to the present; and LL Global, Inc. from 2016 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	41	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	41	None.

194

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	41	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	41	SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	41	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2011 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.
[2]	As of September 30, 2017, the Touchstone Fund Complex consisted of 13 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 21 series of the Touchstone Strategic Trust, and 6 variable annuity series of Touchstone Variable Series Trust.
[3]	Each Trustee is also a Trustee of Touchstone Institutional Funds Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

195

Management of the Trust (Unaudited) (Continued)

The following is a list of the Principal Officers of the Trusts, the length of time served, and principal occupations for the past five years.

Principal Officers:

Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Year of Birth	Trust[1]	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.

Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).

Ellen Blanchard The Bank of New York Mellon 201 Washington St, 13th Fl. Boston, Massachusetts 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director of The Bank of New York Mellon.

1Each officer also holds the same office with Touchstone Institutional Funds Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

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198

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

199

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-56-TFGT-AR-1710

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Fund Group Trust totaled $226,000 and $185,450 in fiscal 2017 and 2016, respectively, including fees associated with the annual audits and filings of Form N1A and Form N-SAR.

Audit-Related Fees

(b)	There were no audit-related fees for the 2017 and 2016 fiscal years.

Tax Fees

(c)	The aggregate fees for tax compliance services totaled $87,357 and $88,440 in fiscal 2017 and 2016, respectively.

Fees for both 2017 and 2016 relate to the preparation of federal income and excise tax returns review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years 2017 and 2016 are $19,625 and $28,143, respectively. The fees relate to the PFIC analyzer, Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $106,982 for 2017 and $116,583 for 2016.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Funds Group Trust

By (Signature and Title)*    /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 11/22/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 11/22/2017

By (Signature and Title)*   /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date 11/22/2017

* Print the name and title of each signing officer under his or her signature.